As filed with the Securities and Exchange Commission on April 30, 2015

Registration Nos. 333-69508
and 811-09080

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.

Post-Effective Amendment No. 15	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 67	X

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
(Exact Name of Registrant)

KANSAS CITY LIFE INSURANCE COMPANY
(Name of Depositor)

3520 Broadway, Kansas City, Missouri 64111-2565
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:  (816) 753-7000

A. Craig Mason Jr.
Kansas City Life Insurance Company
3520 Broadway, Kansas City, Missouri 64111-2565
(Name and Address of Agent for Service)

Copy to:
Stephen E. Roth
Sutherland Asbill & Brennan LLP
700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980

It is proposed that this filing will become effective:

___  immediately upon filing pursuant to paragraph (b) of Rule 485

  X    on May 1, 2015 pursuant to paragraph (b) of Rule 485

___  60 days after filing pursuant to paragraph (a)(1) of Rule 485

___  on (date) pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered:  Units of interest in a separate account under flexible premium survivorship variable life insurance contracts.

CENTURY II HERITAGE SURVIVORSHIP VARIABLE UNIVERSAL LIFE PROSPECTUS

FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT OF

KANSAS CITY LIFE INSURANCE COMPANY

Street Address:	Send correspondence to:
3520 Broadway	Variable Administration
Kansas City, Missouri 64111-2565	P.O. Box 219364
Telephone (816) 753-7000	Kansas City, Missouri 64121-9364
Telephone (800) 616-3670

This Prospectus describes a flexible premium survivorship variable universal life insurance contract ("Contract") offered by Kansas City Life Insurance Company ("Kansas City Life").  We have provided a definitions section at the end of this Prospectus for your reference as you read.

The Contract is designed to provide insurance protection upon the death of the second of the two Insureds named in the Contract.  The Contract also provides you the opportunity to allocate net Premiums and Contract Value to one or more Subaccounts of the Kansas City Life Variable Life Separate Account ("Variable Account") or to the Fixed Account.  The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund ("Fund") as follows:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. American Franchise Fund – Series I Shares

Invesco V.I. Core Equity Fund – Series I Shares

Invesco V.I. Technology Fund – Series I Shares

American Century Variable Portfolios, Inc.

American Century VP Capital Appreciation Fund – Class I

American Century VP Income & Growth Fund – Class I

American Century VP International Fund – Class I

American Century VP Mid Cap Value Fund – Class I

American Century VP Ultra® Fund – Class I

American Century VP Value Fund – Class I

American Century Variable Portfolios II, Inc.

American Century VP Inflation Protection Fund – Class II

Calamos® Advisors Trust

Calamos Growth and Income Portfolio

Columbia Funds Variable Series Trust II

Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2) (formerly Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 2))

Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2)

Dreyfus Variable Investment Fund

Appreciation Portfolio – Initial Shares

Opportunistic Small Cap Portfolio – Initial Shares

Dreyfus Stock Index Fund, Inc. – Initial Shares

The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares

Federated Insurance Series

Federated Managed Tail Risk Fund II – P

Federated High Income Bond Fund II – P

Federated Prime Money Fund II

Fidelity® Variable Insurance Products Contrafund® Portfolio

VIP Contrafund® Portfolio – Service Class 2

Fidelity® Variable Insurance Products

VIP Freedom Income Portfolio – Service Class 2

VIP Freedom 2010 Portfolio – Service Class 2

VIP Freedom 2015 Portfolio – Service Class 2

VIP Freedom 2020 Portfolio – Service Class 2

VIP Freedom 2025 Portfolio – Service Class 2

VIP Freedom 2030 Portfolio – Service Class 2

VIP Freedom 2035 Portfolio – Service Class 2

VIP Freedom 2040 Portfolio – Service Class 2

VIP Freedom 2045 Portfolio – Service Class 2

VIP Freedom 2050 Portfolio – Service Class 2

Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate VIP Fund – Class 2

Franklin Small-Mid Cap Growth VIP Fund – Class 2

Templeton Developing Markets VIP Fund – Class 2

Templeton Foreign VIP Fund – Class 2

JPMorgan Insurance Trust

JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares

JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares

JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares

MFS® Variable Insurance Trust

MFS® Growth Series – Initial Class Shares

MFS® Research Series – Initial Class Shares

MFS® Total Return Bond Series – Initial Class Shares (formerly MFS® Research Bond Series – Initial Class Shares)

MFS® Total Return Series – Initial Class Shares

MFS® Utilities Series – Initial Class Shares

MFS® Variable Insurance Trust II

MFS® Strategic Income Portfolio – Initial Class Shares

Northern Lights Variable Trust

TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares

TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares

TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares

The accompanying prospectuses for the Funds describe these portfolios.  The value of amounts allocated to the Variable Account will vary according to the investment performance of the Portfolios of the Funds.  You bear the entire investment risk of amounts allocated to the Variable Account.  Another choice available for allocation of net Premiums is our Fixed Account.  The Fixed Account is part of Kansas City Life's general account.  It pays interest at declared rates guaranteed to equal or exceed 4%.

The Contract also offers you the flexibility to vary the amount and timing of Premiums and to change the amount of death benefit payable.  This flexibility allows you to provide for your changing insurance needs under a single insurance contract.

You can select from three Coverage Options available under the Contract:

•	Option A: a level death benefit;
•	Option B: a death benefit that fluctuates with the value of the Contract; and
•	Option L: provides a death benefit pattern that can be level for several years and then can increase at a particular time that you choose.

We also offer a Guaranteed Minimum Death Benefit Option, which guarantees payment of the Specified Amount (less the Loan Balance and past due charges) upon the death of the last surviving Insured provided that you meet the Guaranteed Minimum Death Benefit Option Premium requirements.

The Contract provides for a value that you can receive by surrendering the Contract.  There is no guaranteed minimum value and there may be no cash surrender value on early surrenders.  If the value is insufficient to cover the charges due under the Contract, the Contract will lapse without value.  It may not be advantageous to replace existing insurance.  Within certain limits, you may return the Contract or exercise a no-fee transfer right.

This Prospectus and the accompanying Fund prospectuses provide important information you should have before deciding to purchase a Contract.  Please keep these for future reference.

The Subaccounts and the Fixed Account are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are federally insured by the Federal Deposit Insurance Corporation or any other government agency.  An investment in the Contract involves certain risks including the loss of Premium Payments (principal).

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2015.

PROSPECTUS CONTENTS

SUMMARY OF THE CONTRACT	1
CONTRACT BENEFITS	1
CONTRACT RISKS	3
PORTFOLIO RISKS	4
FEE TABLE	5
GENERAL INFORMATION ABOUT KANSAS CITY LIFE	13
KANSAS CITY LIFE INSURANCE COMPANY	13
FIXED ACCOUNT	14
THE VARIABLE ACCOUNT AND THE FUNDS	14
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT	14
THE FUNDS	14
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS	20
VOTING RIGHTS	21
CHARGES AND DEDUCTIONS	21
PREMIUM EXPENSE CHARGES	21
MONTHLY DEDUCTION	21
DAILY MORTALITY AND EXPENSE RISK CHARGE	23
TRANSFER PROCESSING FEE	23
SURRENDER CHARGE	24
PARTIAL SURRENDER FEE	24
NET LOAN INTEREST CHARGE	24
FUND EXPENSES	24
OTHER TAX CHARGE	24
THE CONTRACT	25
PURCHASING A CONTRACT	25
WHO SHOULD PURCHASE A CONTRACT	25
APPLYING FOR A CONTRACT	25
OWNERSHIP	25
CHANGE OF OWNERSHIP	25
DETERMINATION OF CONTRACT DATE	25
REPLACEMENT OF EXISTING INSURANCE	26
FREE LOOK RIGHT TO CANCEL CONTRACT	26
ALLOCATION AND TRANSFERS	27
PREMIUM ALLOCATIONS AND CREDITING	27
TRANSFER PRIVILEGE	27
DOLLAR COST AVERAGING PLAN	29
PORTFOLIO REBALANCING PLAN	30
CHANGES IN THE CONTRACT OR BENEFITS	30
SUPPLEMENTAL AND/OR RIDER BENEFITS	30
PREMIUMS	31
PREMIUMS	31
PREMIUMS TO PREVENT LAPSE	33
HOW YOUR CONTRACT VALUES VARY	34
BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT	34
DETERMINING THE CONTRACT VALUE	34
CASH SURRENDER VALUE	35
COMPANY HOLIDAYS	35
DEATH BENEFIT	35
AMOUNT OF DEATH PROCEEDS	36
TOTAL SUM INSURED, SPECIFIED AMOUNT, ADDITIONAL INSURANCE AMOUNT	36

COVERAGE OPTIONS	36
CORRIDOR DEATH BENEFIT	36
GUARANTEED MINIMUM DEATH BENEFIT OPTION	37
EFFECT OF COMBINATIONS OF SPECIFIED AMOUNT AND ADDITIONAL INSURANCE AMOUNT	38
SIMULTANEOUS DEATH OF BENEFICIARY AND THE LAST SURVIVING INSURED	38
CHANGES IN DEATH BENEFIT	38
EFFECT OF INVESTMENT PERFORMANCE ON DEATH BENEFIT	38
CHANGES IN COVERAGE OPTION	39
INCREASES IN THE ADDITIONAL INSURANCE AMOUNT	39
DECREASES IN TOTAL SUM INSURED	40
SELECTING AND CHANGING THE BENEFICIARY	40
CASH BENEFITS	40
CONTRACT LOANS	40
SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE	41
PARTIAL SURRENDERS	41
PAYMENT OPTIONS	42
PAYMENT OF PROCEEDS	43
UNCLAIMED PROPERTY LAWS	44
REINSTATEMENT OF CONTRACT	44
TAX CONSIDERATIONS	44
INTRODUCTION	44
TAX STATUS OF THE CONTRACT	44
TAX TREATMENT OF CONTRACT BENEFITS	45
OUR INCOME TAXES	48
POSSIBLE TAX LAW CHANGES	48
OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE	48
SALE OF THE CONTRACTS	48
TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS	49
LITIGATION	50
CYBER SECURITY	50
CHANGE OF ADDRESS NOTIFICATION	50
FINANCIAL STATEMENTS	50
DEFINITIONS	51
APPENDIX A	54
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS	55

SUMMARY OF THE CONTRACT

The Contract is a flexible premium survivorship variable universal life insurance contract.  As long as it remains in force it provides lifetime insurance protection on the death of the second of the two Insureds.  You pay Premiums for insurance coverage.  The Contract also provides for accumulation of net Premiums and a Cash Surrender Value if the Contract terminates.  The Cash Surrender Value, if any, during the early years of the Contract is likely to be much lower than the net Premiums paid.

The death benefit may and the Contract Value will increase or decrease to reflect the investment performance of the Subaccounts to which you allocate net Premiums.  There is no guaranteed minimum value.  You could lose some or all of your money.  However, there is a Guaranteed Minimum Death Benefit Option.  Under this option we guarantee that we will pay the Specified Amount (less any Loan Balance and past due charges) upon the death of the last surviving Insured (regardless of the Contract's investment performance) as long as you have met the Guaranteed Minimum Death Benefit Option Premium requirement.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")  If this option is not in effect and the value is not enough to pay charges due, then the Contract will terminate without value after a Grace Period.  (See "PREMIUMS TO PREVENT LAPSE")  We do guarantee to keep the Contract in force during the first three years of the Contract as long as you meet certain Premium requirements.  (See "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM")  If a Contract lapses while loans are outstanding, adverse tax consequences may result.  (See "TAX CONSIDERATIONS")  The Contract also permits loans and partial surrenders, within limits.

This summary describes the Contract’s important benefits and risks.  The sections in the Prospectus following this summary discuss the Contract’s benefits and other provisions in more detail.  The "Definitions" section at the end of the Prospectus defines certain words and phrases used in this Prospectus.

The Contract is not available in all states.  This Prospectus does not offer the Contracts in any jurisdiction where they cannot be lawfully sold.  You should rely only on the information contained in this Prospectus or that we have referred you to.  We have not authorized anyone to provide you with information that is different.

We may offer other variable life insurance contracts that have different death benefits, contract features and optional programs.  These contracts would also have different charges that would affect your Subaccount performance and Contract Value.  To obtain more information about these other contracts, contact your registered representative.

NOTE:  Because this is a summary, it does not contain all the information that may be important to you.  You should read this entire Prospectus and the Funds’ prospectuses carefully before investing.

CONTRACT BENEFITS

Death Benefits.  We pay a death benefit to the Beneficiary if the Insured dies while the Contract is in force and prior to the Contract’s Maturity Date.  We pay the death benefit when we receive satisfactory proof at our Home Office of the Insured’s death.

•	Death benefits are available as lump sum or under a variety of payment options.

•
The minimum initial Total Sum Insured is $200,000, which may be made up of a combination of Specified Amount and Additional Insurance Amount.  The Specified Amount must be at least $100,000.  We may allow these minimum limits to be reduced.  (See "APPLYING FOR A CONTRACT")

•	There are three Coverage Options available:

•	Option A–at least equal to the Total Sum Insured on the date of the death of the last surviving Insured;
•	Option B–at least equal to the Total Sum Insured on the date of the death of the last surviving Insured plus Contract Value on the date of such death; and
•
Option L–at least equal to the sum of the Total Sum Insured on the date of the death of the last surviving Insured and an amount equal to the Contract Value on the Contract Anniversary preceding the death of the last surviving Insured multiplied by the applicable Option L death benefit percentage less the Total Sum Insured on that Contract Anniversary.  (See "COVERAGE OPTIONS")

Guaranteed Minimum Death Benefit Option available at issue (restrictions may apply).  If elected, the Guaranteed Minimum Death Benefit Premium requirement must be met to keep the option in effect.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")

1

•
There is flexibility to change the Coverage Option and Specified Amount.  (See "CHANGES IN COVERAGE OPTION" for rules and limits)  Changing the Coverage Option or Specified Amount may have tax consequences.

•	We deduct any Loan Balance from the amount payable.

Cash Benefits

•
Contract Loans.  You may take loans for amounts up to the Cash Surrender Value less loan interest to the next Contract Anniversary.  A 6% annual effective interest rate applies.  Currently, a preferred loan is available in the 11th Contract Year.  Loans reduce the amount available for allocations and transfers.  Loans may have tax consequences. (See "TAX CONSIDERATIONS")

•	Full Surrender. You may surrender your Contract at any time for its Cash Surrender Value. Surrendering the Contract may have tax consequences. (See "TAX CONSIDERATIONS")

•
Partial Surrender.  Partial surrenders generally are available provided you have enough remaining Cash Surrender Value.  A partial surrender fee applies.  Partial surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS")

•
Transfers. You may transfer amounts among the Subaccounts and the Fixed Account, subject to certain restrictions.  There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account.  The first six transfers during each Contract Year are free.  After the first six transfers, we will assess a $25 transfer processing fee.  Unused free transfers do not carry over to the next Contract Year.  We will deduct any transfer processing fee from the remaining Contract Value.

Tax Benefits.  While guidance is limited for Survivorship Life Contracts, we intend for the Contract to satisfy the definition of life insurance under the Internal Revenue Code.  Assuming the Contract satisfies the definition, the death benefit generally should be excludable from the gross income of its recipient.  Similarly, you should not be deemed to be in constructive receipt of the Contract Value, and therefore should not be taxed on increases in the Contract Value, until you take out a loan or partial surrender, surrender the Contract, or we pay the maturity benefit.  In addition, transfers of Contract Value among the Subaccounts and/or the Fixed Account are not taxable transactions.  (See "TAX CONSIDERATIONS")

Free Look Right to Cancel.  For a limited time, you have the right to cancel your Contract and receive a refund.  (See "FREE LOOK RIGHT TO CANCEL CONTRACT")  During this "free-look" period, we will allocate Premiums to the Federated Prime Money Fund II Subaccount for 30 days.  (See "PREMIUM ALLOCATIONS AND CREDITING")  For a limited time after requesting an increase in the Contract's amount of insurance coverage, you may cancel the increase and you may be entitled to a refund of certain charges.

Guaranteed Payment Period and Guaranteed Monthly Premium.  We guarantee to keep the Contract in force during the first three years of the Contract and during the three years following the effective date of an increase in the Specified Amount as long as you meet a Premium requirement.  (See "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM")  If the value is not enough to pay charges due, the Contract will terminate without value after a Grace Period.  (See "PREMIUMS TO PREVENT LAPSE")

Supplemental Benefits.  The following supplemental and/or rider benefits are available and may be added to your Contract.  We will deduct monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction.  Each is subject to its own requirements as to eligibility and additional cost.

•	Contract Split Option Rider
•	Joint First to Die Term Life Insurance Rider
•	Joint Survivorship Four-Year Term Life Insurance Rider

All of these riders may not be available in all states.  Additional rules and limits apply to these supplemental and/or rider benefits.  Please ask your registered representative for further information or contact the Home Office.

Illustrations. We may prepare for use in marketing and other materials tables to illustrate hypothetically how certain values under a Contract change with investment performance over an extended period of time.  Such tables illustrate how Contract Values, Cash Surrender Values and death benefits under a Contract covering an Insured of a given Age would vary over time if Planned Premiums were paid annually and the return on the assets in each of the Funds were an assumed uniform gross annual rate(s).

2

Actual returns will fluctuate over time and will be both positive and negative.  The actual values under the Contract could be significantly different from those shown even if actual returns averaged the rates used in the illustrations, but fluctuated over and under those averages throughout the years shown.  Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Contract unless the Owner pays more than the stated Premium.

Such illustrations show Contract Values based on both current charges and guaranteed charges.

CONTRACT RISKS

Investment Risk. If you invest your Contract Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Contract Value will decrease.  In addition, we deduct Contract fees and charges from your Contract Value.  There is no minimum guaranteed Contract Value.  The Contract Value may decrease if the investment performance of the Subaccounts (to which Contract Value is allocated) is negative or is not sufficiently positive to cover the charges deducted under the Contract.  During times of poor investment performance, these deductions will have an even greater impact on you Contract Value.  You could lose everything you invest.  If you allocate net Premiums to the Fixed Account, then we credit your Fixed Account Value with a declared rate of interest.  You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

Risk of Lapse.  If the Contract Value is not enough to pay the Monthly Deduction when due, the Contract will terminate without value after a Grace Period.  The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force.  If your Contract does lapse you must pay the required amount before the end of the Grace Period.  The Grace Period is 61 days and starts when we send the notice.  Since the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent termination will also vary.  A lapse could result in adverse tax consequences.

Tax Risks. In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code.  Guidance as to how these requirements are to be applied to Contracts insuring the lives of two or more individuals is limited.  Nevertheless, we believe it is reasonable to conclude that the Contract should satisfy the applicable requirements.  There is necessarily some uncertainty, however, particularly if you pay the full amount of Premiums permitted under the Contract.

Depending on the total amount of Premiums you pay, the Contract may be treated as a modified endowment contract under Federal tax laws.  If a Contract is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract.  In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before you reach Age 59½.  If the Contract is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income.  Moreover, loans will generally not be treated as distributions although the tax treatment of preferred loans is unclear.  Finally, neither distributions nor loans from a Contract that is not a modified endowment contract are subject to the 10% penalty tax.  (See "TAX CONSIDERATIONS")

You should consult a qualified tax adviser for assistance in all Contract-related tax matters.

Risk of Increase in Current Fees and Expenses.  Certain fees and expenses are currently assessed at less than their maximum levels.  We may increase these current charges in the future up to the guaranteed maximum levels.  If fees and expenses are increased, you may need to increase the amount and/or frequency of Premiums to keep the Contract in force.

Surrender and Partial Surrender Risks.  During the first ten Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered or lapses.  Under some circumstances, the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero.

You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time.  You should not purchase the Contract if you intend to surrender all or part of the Contract Value in the near future.  We designed the Contract to meet long-term financial goals.  The Contract is not suitable as a short-term investment.  A surrender or partial surrender may have tax consequences.  (See "TAX CONSIDERATIONS")

Loan Risks.  A Contract loan will affect your Contract in several ways over time, whether or not it is repaid, because the investment results of the Subaccounts may be less than (or greater than) the net interest rate credited on the amount transferred to the Loan Account securing the loan.

3

Your Contract Value, by comparison to a Contract under which no loan has been made, will be less if the Fixed Account interest rate is less than the investment return of the applicable Subaccounts (and greater if the Fixed Account interest rate is higher than the investment return of the applicable Subaccounts).

A Contract loan increases the risk that the Contract will terminate, since a loan decreases the Cash Surrender Value.

If the death benefit becomes payable while a Contract loan is outstanding, the Loan Balance will be deducted in calculating the Death Proceeds.

A loan may have tax consequences.  In addition, if you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Risk of Frequent Transfers.  We have policies and procedures that attempt to detect frequent, large, programmed, or short-term transfers among the Subaccounts that may adversely affect other Owners and persons with rights under the Contracts.  We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective.  Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection.  Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests under the Contracts.  In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.

PORTFOLIO RISKS

A comprehensive discussion of the risks of each Fund Portfolio may be found in each Portfolio’s prospectus.  Please refer to the Portfolios’ prospectuses for more information.

There is no assurance that any Portfolio will achieve its stated investment objective.

4

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes transaction fees that you will pay at the time that you pay Premiums, make partial surrenders, transfer Contract account value among the Subaccounts and the Fixed Account, completely surrender the Contract, or the Contract lapses.  If the amount of a charge depends on the personal characteristics of the Insured under the Contract, the fee table lists the minimum and maximum charges we assess under the Contract and the fees and charges of a representative Contract with an Insured having the characteristics described for that charge.  These minimum, maximum and representative charges may assist you in understanding the range of possible charges, as well as the charge an Owner may typically pay, but these charges may not be representative of the amount you will actually pay under the Contract.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge1	Current Charge1
Premium Expense Charges
Premium Tax Charge	Upon receipt of each Premium payment	2.25% of each Premium Payment	2.25% of each Premium Payment
Sale Charge	Upon receipt of each Premium payment	6.00% of each Premium Payment	6.00% of each Premium Payment
Surrender Charge2
Minimum and Maximum Charge	Upon complete surrender or lapse during the first 10 Contract Years	$0.00- $50.00 per thousand of the Specified Amount at issue	$0.00- $50.00 per thousand of the Specified Amount at issue
Charge for a 45 year-old male Preferred Non-Tobacco and a 45 year-old female Preferred Non-Tobacco with a $625,000 Specified Amount during the first Contract Year	Upon complete surrender or lapse during the first 10 Contract Years	$7.84 per $1,000 of the Specified Amount at issue	$7.84 per $1,000 of the Specified Amount at issue
Partial Surrender Fee	Upon each partial surrender	The lesser of 2% of the amount surrendered or $25	The lesser of 2% of the amount surrendered or $25
Transfer Processing Fee	Upon each transfer over 6 in a Contract Year	$25 per transfer	$25 per transfer

1 For each type of charge, the guaranteed charge and the current charge are shown. The guaranteed charge is the maximum amount permitted by the Contract while the current charge is the amount currently charged.

2 The surrender charge is based on the Specified Amount when the Contract is issued and varies depending on the Insured’s Age and sex. The surrender charge as shown in the table may not be typical of the charges you will pay.  Information about the surrender charge you could pay is available from your registered representative.  In Appendix A, we list the surrender charge percentages of the initial surrender charge factor.

5

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.  If the amount of a charge depends on the personal characteristics of the Insured under the Contract, the fee table lists the minimum and maximum charges we assess under the Contract depending on whether the Insured had the most favorable or least favorable characteristics, respectively.  The table also lists the fees and charges of a typical Contract with a Specified Amount and with an Insured having the characteristics described for that charge.  These charges may not be typical of the charges you will pay.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge1	Current Charge1
Cost of Insurance3
Minimum and Maximum Charge	On the Allocation Date and each Monthly Anniversary Day	$0.00 - $1,000 per $1,000 of net amount at risk4 annually	$0.00 - $358.81 per $1,000 of net amount at risk4 annually
Charge for a 45 year-old male Preferred Non-Tobacco and a 45 year-old female Preferred Non-Tobacco with a $625,000 Specified Amount during the first Contract Year	On the Allocation Date and each Monthly Anniversary Day	$0.01 per $1,000 of net amount at risk4 annually	$0.01 per $1,000 of net amount at risk4 annually
Monthly Expense Charge5
Monthly Charge	On the Allocation Date and on each Monthly Anniversary Day	$7.50	$7.50
Monthly Per Thousand of Specified Amount	On the Allocation Date and on each Monthly Anniversary Day for the first 10 Contract Years	$0.35 per $1,000 of the Specified Amount	See table below6
Mortality and Expense Risk Charge	Daily	Annual rate of 0.625% of the average daily net assets of each Subaccount you are invested in	Annual rate of 0.625% of the average daily net assets of each Subaccount you are invested in
Net Loan Interest Charge7	At the end of each Contract Year	2%	2%

3 Cost of insurance charges vary based on the Insured’s Age, sex, number of completed Contract Years, Total Sum Insured, risk class, and other factors.  The charge generally increases as the Insureds Age.  The cost of insurance charges shown in the table may not be typical of the charges you will pay. We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in your Contract.  More detailed information concerning your cost of insurance charges is available on request from our Home Office.

4 The net amount at risk on a Monthly Anniversary is the difference between the death benefit and the Contract Value.

5 The Monthly Expense Charge is the sum of the Monthly Charge and the Monthly Per Thousand of the Specified Amount Charge.

6 The Monthly Per Thousand of Specified Amount Charge is based on the issue age of the youngest Insured and is only assessed in Contract Years 1-10.

Contract Years 1-10
Youngest Insured Issue Age	Monthly Per Thousand of Specified Amount
20-29	$0.07
30-39	$0.09
40-49	$0.14
50-59	$0.18
60-69	$0.28
70+	$0.35

7 The maximum guaranteed net cost of loans is 2% annually.  The net cost of a loan is the difference between the rate of interest charged on any Loan Balance (6%) and the amount credited to the Loan Account (4%). Preferred loans are available beginning in the eleventh Contract Year.  We credit the amount in the Loan Account securing a preferred loan with interest at an effective annual rate of 6%.  Therefore, the net cost of a preferred loan is 0% per year.

6

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge1	Current Charge1
Optional Rider Charges8
Guaranteed Minimum Death Benefit Option	During the first 10 Contract Years	No Charge	No Charge
	On each Monthly Anniversary Day after the first 10 Contract Years	$0.03 per $1,000 of Specified Amount	$0.01 per $1,000 of Specified Amount
Contract Split Option Rider	On rider’s effective date and on each Monthly Anniversary Day	$0.03 per $1,000 of rider coverage amount	$0.03 per $1,000 of rider coverage amount
Joint First to Die Term Life Insurance Rider
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.06 - $83.33 per $1,000 of rider coverage amount	$0.04 - $56.07 per $1,000 of rider coverage amount
Charge for a 45 year-old male Preferred Non-Tobacco and a 45 year-old female Preferred Non-Tobacco with a $625,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.29 per $1,000 of rider coverage amount for a male, $0.26 per $1,000 of rider coverage amount for a female	$0.15 per $1,000 of rider coverage amount for a male, $0.11 per $1,000 of rider coverage amount for a female
Joint Survivorship Four-Year Term Life Insurance Rider
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.00 - $1,000 per $1,000 of rider coverage amount annually	$0.00 - $589.59 per $1,000 of rider coverage amount annually
Charge for a 45 year-old male Preferred Non-Tobacco and a 45 year-old female Preferred Non-Tobacco with a $625,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.10 per $1,000 of rider coverage amount annually	$0.08 per $1,000 of rider coverage amount annually

8 Charges for most of the riders vary based on individual characteristics such as the Insureds’ issue or actual Age, sex, and risk class, and may vary based on Contract year and base Total Sum Insured or net amount at risk.  Charges based on actual Age may increase as the Insureds’ age.  The rider charges shown in the table may not be typical of the charges you will pay.  Your Contract’s specifications page will indicate the rider charges applicable to your Contract, and more detailed information concerning these rider charges is available on request from our Home Office.

For information concerning compensation paid in connection with the sale of the Contracts, see "SALE OF THE CONTRACTS."

7

The next table shows the lowest and highest total operating expenses deducted from Portfolio assets during the fiscal year ended December 31, 2014.  Expenses of the Portfolios may be higher or lower in the future.  More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

RANGE OF PORTFOLIO OPERATING EXPENSES9

	Minimum	Maximum
• Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from Portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses-before any contractual waiver of fees and expenses)	0.27%	1.68%10

9 The portfolio expenses used to prepare this table were provided to Kansas City Life by the Fund(s) or their investment advisers.  The expenses shown are those incurred for the year ended December 31, 2014.  Current or future expenses may be greater or less than those shown.  If required by applicable law, Kansas City Life may deduct any redemption fees imposed by the Funds.

10 The table showing the range of expenses of the Portfolios takes into account the expenses of several fund asset allocation portfolios that are “fund of funds.”  A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other fund portfolios (each such portfolio an “acquired fund.”)  Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests.  In determining the range of portfolio expenses, Kansas City Life took into account the information received from the Fund on the combined actual expenses for each of the “fund of funds” and the portfolios in which it invests.  See the Fund prospectuses for more information.

The following tables show the fees and expenses charged (after contractual waiver or reimbursement) by each Portfolio for the fiscal year ended December 31, 2014.

ANNUAL PORTFOLIO OPERATING EXPENSES11

•   (expenses that are deducted from Portfolio assets, as a percentage of net assets of the Portfolio):

11 These expenses are deducted directly from the assets of the Portfolios and therefore reduce their net asset value.  The investment adviser of each Fund or the Fund provided the information, and Kansas City Life has not independently verified it.  The expenses shown are those incurred for the year ended December 31, 2014.  Current or future expenses may be greater or less than those shown.  See the Portfolios' prospectuses for more complete information.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund – Series I Shares	0.67%	NA	0.28%	NA	0.95%	NA	NA
Invesco V.I. Core Equity Fund – Series I Shares	0.61%	NA	0.29%	0.02%	0.92%	0.02%12	0.90%
Invesco V.I. Technology Fund – Series I Shares	0.75%	NA	0.41%	NA	1.16%	NA	NA

12 Invesco Advisers, Inc. ("Invesco or the Adviser") has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds. This waiver will have the effect of reducing Acquired Fund Fees and Expenses that are indirectly borne by the Fund.  Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016.  The fee waiver agreement cannot be terminated during its term.

8

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
American Century Variable Portfolios, Inc.
American Century VP Capital Appreciation Fund – Class I	1.00%	NA	0.00%	NA	1.00%	NA	NA
American Century VP Income & Growth Fund – Class I	0.70%	NA	0.00%	NA	0.70%	NA	NA
American Century VP International Fund – Class I	1.33%	NA	0.00%	NA	1.33%	NA	NA
American Century VP Mid Cap Value Fund – Class I	1.00%	NA	0.01%	NA	1.01%	NA	NA
American Century VP Ultra® Fund – Class I	1.00%	NA	0.00%	NA	1.00%	NA	NA
American Century VP Value Fund – Class I	0.96%	NA	0.00%	NA	0.96%	NA	NA
American Century Variable Portfolios II, Inc.
American Century VP Inflation Protection Fund – Class II	0.47%	0.25%	0.00%	NA	0.72%	NA	NA

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Calamos® Advisors Trust
Calamos Growth and Income Portfolio	0.75%	NA	0.67%	NA13	1.42%	NA	NA

13 For the year ended December 31, 2014, the Fund's Other Expenses included less than 1 basis point (0.01%) of Acquired Fund Fees and Expenses from investments in money market funds.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2) (formerly Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 2))	0.76%	0.25%	0.15%	NA	1.16%	NA	NA
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)	0.95%	0.25%	0.25%	NA	1.45%	NA	NA
Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2)	0.79%	0.25%	0.19%	NA	1.23%	NA	NA

9

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares	0.75%	NA	0.05%	NA	0.80%	NA	NA
Opportunistic Small Cap Portfolio – Initial Shares	0.75%	NA	0.08%	NA	0.83%	NA	NA
Dreyfus Stock Index Fund, Inc. – Initial Shares	0.25%	NA	0.02%	NA	0.27%	NA	NA
The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares	0.75%	NA	0.09%	NA	0.84%	NA	NA

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Federated Insurance Series
Federated Managed Tail Risk Fund II - P	0.75%	0.00%14	0.16%15	0.77%	1.68%	0.63%16	1.05%
Federated High Income Bond Fund II - P	0.60%	NA	0.17%15	NA	0.77%	0.00%17	0.77%
Federated Prime Money Fund II	0.50%	NA	0.18%15	NA	0.68%	0.01%18	0.67%

14 The Fund has adopted a Distribution (12b-1) Plan pursuant to which the Fund may incur or charge a Distribution (12b-1) fee of up to a maximum amount of 0.25%. No such fee is currently incurred or charged by the Fund. The Fund will not incur or charge such a Distribution (12b-1) fee until such time as approved by the Fund’s Board of Trustees (the “Trustees”).

15 The Fund may incur or charge an administrative services fee up to a maximum amount of 0.25%. No such fee is currently incurred or charged by the Fund. The Fund will not incur or charge such an Administrative Services fee until such time as approved by the Board of Trustees (the “Trustees”).

16 Effective May 1, 2015, the Adviser and its affiliates on their own initiative have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s P class (after the voluntary waivers and/or reimbursements) will not exceed 0.28% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2016; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

17 The Adviser and its affiliates on their own initiative have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding acquired fund fees and expenses, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s P class (after the voluntary waivers and/or reimbursements) will not exceed 0.80% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2016; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

18 The Adviser and its affiliates on their own initiative have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding acquired fund fees and expenses, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund (after the voluntary waivers and/or reimbursements) will not exceed 0.67% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2016; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

10

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Fidelity® Variable Insurance Products Contrafund® Portfolio
VIP Contrafund® Portfolio – Service Class 2	0.55%	0.25%	0.08%	NA	0.88%	NA	NA
Fidelity® Variable Insurance Products
VIP Freedom Income Portfolio – Service Class 2	NA	0.25%	0.00%	0.45%	0.70%19	NA	NA
VIP Freedom 2010 Portfolio – Service Class 2	NA	0.25%	0.00%	0.55%	0.80%19	NA	NA
VIP Freedom 2015 Portfolio – Service Class 2	NA	0.25%	0.00%	0.58%	0.83%19	NA	NA
VIP Freedom 2020 Portfolio – Service Class 2	NA	0.25%	0.00%	0.60%	0.85%19	NA	NA
VIP Freedom 2025 Portfolio – Service Class 2	NA	0.25%	0.00%	0.64%	0.89%19	NA	NA
VIP Freedom 2030 Portfolio – Service Class 2	NA	0.25%	0.00%	0.68%	0.93%19	NA	NA
VIP Freedom 2035 Portfolio – Service Class 2	NA	0.25%	0.00%	0.69%	0.94%19	NA	NA
VIP Freedom 2040 Portfolio – Service Class 2	NA	0.25%	0.00%	0.69%	0.94%19	NA	NA
VIP Freedom 2045 Portfolio – Service Class 2	NA	0.25%	0.00%	0.69%	0.94%19	NA	NA
VIP Freedom 2050 Portfolio – Service Class 2	NA	0.25%	0.00%	0.69%	0.94%19	NA	NA

19 Differs from the ratios of expenses to average net assets in the Financial Highlights section of the Fund Prospectus because of acquired fund fees and expenses.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund – Class 220	1.05%	0.25%	0.05%	NA	1.35%	NA	NA
Franklin Small-Mid Cap Growth VIP Fund – Class 220	0.77%	0.25%	0.03%	NA	1.05%	NA	NA
Templeton Developing Markets VIP Fund – Class 220,21	1.24%	0.25%	0.12%	NA	1.61%	NA	NA
Templeton Foreign VIP Fund – Class 220,21	0.74%	0.25%	0.03%	NA	1.02%	NA	NA

20 The Fund administration fee is paid indirectly through the management fee.

21 Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the fund's investment management agreement with its fund administration agreement effective May 1, 2014. Such combined investment management fees are described further under "Management" in the fund's prospectus. Total annual fund operating expenses are not affected by such bundling.

11

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares	0.65%	NA	0.14%	0.01%	0.80%22	NA	NA
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares	0.65%	NA	0.22%	0.02%	0.89%23	NA	NA
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares	0.55%	NA	0.25%	0.01%	0.81%24	NA	NA

22 The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% of their average daily net assets.  This contract cannot be terminated prior to 5/1/16, at which time the Service Providers will determine whether or not to renew or revise it.

23 The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.03% of their average daily net assets.  This contract cannot be terminated prior to 5/1/16, at which time the Service Providers will determine whether or not to renew or revise it.

24 The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.80% of their average daily net assets.  This contract cannot be terminated prior to 5/1/16, at which time the Service Providers will determine whether or not to renew or revise it.

12

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
MFS® Variable Insurance Trust
MFS® Growth Series – Initial Class Shares	0.72%	NA	0.05%	NA	0.77%	NA	NA
MFS® Research Series – Initial Class Shares	0.75%	NA	0.05%	NA	0.80%	NA	NA
MFS® Total Return Bond Series – Initial Class Shares (formerly MFS Research Bond Series – Initial Class Shares)	0.50%	NA	0.03%	NA	0.53%	0.01%25	0.52%
MFS® Total Return Series – Initial Class Shares	0.75%	NA	0.04%	NA	0.79%	0.14%26	0.65%
MFS® Utilities Series – Initial Class Shares	0.73%	NA	0.06%	NA	0.79%	NA	NA
MFS® Variable Insurance Trust II
MFS® Strategic Income Portfolio – Initial Class Shares	0.70%	NA	0.24%	0.01%	0.95%	0.14%27	0.81%

25 Massachusetts Financial Services Company has agreed in writing to reduce its management fee to 0.45% of the fund's average daily net assets annually in excess of $2.5 billion to $5 billion, and 0.40% of the fund's average daily net assets annually in excess of $5 billion. This written agreement will remain in effect until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2016.

26 Massachusetts Financial Services Company has agreed in writing to reduce its management fee to 0.70% of the fund's average daily net assets annually of the first $1 billion, 0.65% of the fund's average daily net assets annually in excess of $1 billion to $2.5 billion, and 0.60% of the fund's average daily net assets in excess of $2.5 billion to $5 billion. This written agreement will remain in effect until modified by the fund's Board of Trustees, but such agreement will continue until at least August 31, 2016. MFS has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.65% of the fund’s average daily net assets annually for Initial Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2016.

27 Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity, and fees and expenses associated with investments in investment companies and other similar investment vehicles), such that "Total Annual Fund Operating Expenses" do not exceed 0.80% of the fund’s average daily net assets annually for Initial Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2016.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.23%	0.88%	NA	NA
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.22%	0.87%	NA	NA
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.23%	0.88%	NA	NA

GENERAL INFORMATION ABOUT KANSAS CITY LIFE

KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Insurance Company is a stock life insurance company organized under the laws of the State of Missouri in 1895, and is located at 3520 Broadway, Kansas City, Missouri 64111-2565.  Kansas City Life is currently licensed to transact life insurance business in 48 states and the District of Columbia.

13

FIXED ACCOUNT

The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses may still apply.

You may allocate some or all of your Premiums and transfer some or all of the Variable Account Value to the Fixed Account.  You may also make transfers from the Fixed Account, but restrictions may apply.  (See "TRANSFER PRIVILEGE")  Because of those transfer limitations, it may take you several years to transfer all your Fixed Account Contract Value to the Variable Account.  You should carefully consider whether the Fixed Account meets your investment criteria.  The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year.  We guarantee that this rate will be at least 4%.

Our general account supports our insurance and annuity obligations.  Because the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount.  All assets in the general account are subject to our general liabilities from business operations.

THE VARIABLE ACCOUNT AND THE FUNDS

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT

We established the Kansas City Life Variable Life Separate Account as a separate investment account under Missouri law on April 24, 1995.  This Variable Account supports the Contracts and may be used to support other variable life insurance contracts as well as for other purposes permitted by law.  The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws.  We have established other separate investment accounts that may also be registered with the SEC.

The Variable Account is divided into Subaccounts.  The Subaccounts available under the Contracts invest in shares of Portfolios of the Funds.  The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus.  We own the assets in the Variable Account.

We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account.  We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct.  We are obligated to pay all benefits provided under the Contracts.

THE FUNDS

Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act.  However, the SEC does not supervise their management, investment practices or policies.  Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts.  The investment objectives of each of the Portfolios are described below.

The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other mutual fund portfolios that may be managed by the same investment adviser or manager.  The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios.  There can be no assurance that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolios, even if the other portfolio has the same investment adviser or manager.

Certain Portfolios may employ hedging strategies to provide for downside protection during a sharp decline in the equity markets.  The cost of those hedging strategies could limit the upside participation by such Portfolios in rising equity markets relative to other Portfolios.  Please consult your financial professional.

Beginning May 1, 2015, the American Century VP Mid Cap Value Fund Subaccount will no longer be available to receive premium payments and amounts transferred from other Subaccounts and the Fixed Account subject to the following exception.  If you are invested in the American Century VP Mid Cap Value Fund Subaccount on May 1, 2015, you may continue to allocate premium payments and transfer amounts from the other Subaccounts and the Fixed Account to that Subaccount.

14

Not all Funds may be available in all states.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. American Franchise Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).  The Fund’s investment objective is to seek capital growth.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of U.S. issuers.

Invesco V.I. Core Equity Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).  The Fund’s investment objective is long-term growth of capital.  The portfolio management team seeks to construct a portfolio of issuers that have high or improving return on invested capital (ROIC), quality management, a strong competitive position and which are trading at compelling valuations.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and in derivatives and other instruments that have economic characteristics similar to such securities.

Invesco V.I. Technology Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")). The Fund’s investment objective is long-term growth of capital.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers engaged in technology-related industries and in derivatives and other instruments that have economic characteristics similar to such securities.

American Century Variable Portfolios, Inc.

American Century VP Capital Appreciation Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Capital Appreciation Fund is to seek capital growth.

American Century VP Income & Growth Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Income & Growth Fund is to seek capital growth by investing in common stocks.  Income is a secondary objective.

American Century VP International Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP International Fund is to seek capital growth.

American Century VP Mid Cap Value Fund – Class I (Manager: American Century Investment Management, Inc.). The investment objective of American Century VP Mid Cap Value Fund is to seek long-term capital growth.  Income is a secondary objective.

American Century VP Ultra® Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Ultra® Fund is to seek long-term capital growth.

American Century VP Value Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Value Fund is to seek long-term capital growth.  Income is a secondary objective.

American Century Variable Portfolios II, Inc.

American Century VP Inflation Protection Fund – Class II (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Inflation Protection Fund is to pursue long-term total returns using a strategy that seeks to protect against U.S. inflation.

Calamos® Advisors Trust

Calamos Growth and Income Portfolio (Manager: Calamos Advisors LLC).  The Calamos Growth and Income Portfolio’s investment objective is high long-term total return through growth and current income.

Columbia Funds Variable Series Trust II

Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2) (formerly Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 2)) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund’s investment objective is to seek to provide shareholders with growth of capital.

15

Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund’s investment objective is to seek to provide shareholders with long-term capital appreciation.

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund’s investment objective is to seek to provide shareholders with long-term capital growth.

Dreyfus Variable Investment Fund

Appreciation Portfolio – Initial Shares (Manager: The Dreyfus Corporation; Sub-Investment Advisor: Fayez Sarofim & Co.).  The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue its goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks. The fund focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. Multinational companies may be subject to certain of the risks involved in investing in foreign securities. In choosing stocks, the fund's portfolio managers first identify economic sectors they believe will expand over the next three to five years or longer. Using fundamental analysis, the fund's portfolio managers then seek companies within these sectors that have proven track records and dominant positions in their industries. The fund also may invest in companies which the portfolio managers consider undervalued in terms of earnings, assets or growth prospects. The fund employs a "buy-and-hold" investment strategy, which is an investment strategy characterized by a low portfolio turnover rate, which helps reduce the fund's trading costs and minimizes tax liability by limiting the distribution of capital gains.

Opportunistic Small Cap Portfolio – Initial Shares (Manager: The Dreyfus Corporation).  The fund seeks capital growth. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of small cap companies. The fund currently considers small cap companies to be those companies with market capitalizations that fall within the range of the companies in the Russell 2000® Index, the fund's benchmark index. Stocks are selected for the fund's portfolio based primarily on bottom-up fundamental analysis. The fund's portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation catalyst. In general, the fund seeks exposure to securities and sectors that are perceived to be attractive from a valuation and fundamental standpoint.

Dreyfus Stock Index Fund, Inc. – Initial Shares (Manager: The Dreyfus Corporation). The fund seeks to match the total return of the Standard & Poor's® 500 Composite Stock Price Index (S&P 500® Index). To pursue its goal, the fund generally is fully invested in stocks included in the S&P 500® Index and in futures whose performance is tied to the index. The fund generally invests in all 500 stocks in the S&P 500 Index in proportion to their weighting in the index. The S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each company's stock is weighted by the number of available float shares (i.e., those shares available to investors) divided by the total shares outstanding, which means larger companies with more available float shares have greater representation in the index than smaller ones. Companies included in the S&P 500 Index generally must have market capitalizations in excess of $4 billion, to the extent consistent with market conditions. The fund attempts to have a correlation between its performance and that of the S&P 500 Index of at least .95 before fees and expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares (Manager: The Dreyfus Corporation).  The fund seeks to provide capital growth, with current income as a secondary goal. To pursue its goals, the fund, under normal circumstances, invests at least 80% of its net assets in the common stocks of companies that, in the opinion of the fund's management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America. The fund's investment strategy combines a disciplined investment process that consists of computer modeling techniques, fundamental analysis and risk management with a social investment process. In selecting stocks, the portfolio managers begin by using computer models to identify and rank stocks within an industry or sector, based on several characteristics, including value, growth and financial profile. Next, based on fundamental analysis, the portfolio managers designate the most attractive of the higher ranked securities as potential purchase candidates, drawing on a variety of sources, including company management and internal as well as Wall Street research. The portfolio managers then evaluate each stock considered to be a potential purchase candidate to determine whether the company enhances the quality of life in America by considering its record in the areas of protection and improvement of the environment and the proper use of our natural resources, occupational health and safety, consumer

16

protection and product purity and equal employment opportunity. The portfolio managers then further examine the companies determined to be eligible for purchase, by industry or sector, and select investments from those companies the portfolio managers consider to be the most attractive based on financial considerations.

Federated Insurance Series

Federated Managed Tail Risk Fund II – P (Manager: Federated Global Investment Management Corp.; Sub-Adviser: Federated Investment Management Company).  The investment objective of the Federated Managed Tail Risk Fund II is to seek capital appreciation by maintaining a diversified mix of investment exposure to various asset classes.

Federated High Income Bond Fund II – P (Manager: Federated Investment Management Company).  The investment objective of the Federated High Income Bond Fund II is to seek high current income.  The Fund pursues its investment objective by investing primarily in a diversified portfolio of high quality, lower-rated corporate bonds (also known as "junk bonds").

Federated Prime Money Fund II (Manager: Federated Investment Management Company).  The investment objective of the Federated Prime Money Fund II is to provide current income consistent with stability of principal and liquidity.  The Fund invests primarily in a portfolio of high-quality money market securities rated in one of the two highest categories or of comparable quality.

Fidelity® Variable Insurance Products Contrafund® Portfolio

VIP Contrafund® Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR); Sub-Advisors:  FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund).  The investment objective of the VIP Contrafund® Portfolio is to seek long-term capital appreciation.

Fidelity® Variable Insurance Products

VIP Freedom Income Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom Income Portfolio is to seek high total return with a secondary objective of principal preservation.

VIP Freedom 2010 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2010 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2015 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)). The investment objective of the VIP Freedom 2015 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2020 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2020 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2025 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)). The investment objective of the VIP Freedom 2025 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2030 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2030 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2035 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2035

17

Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2040 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2040 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2045 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2045 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2050 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2050 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate VIP Fund – Class 2 (Manager: Franklin Templeton Institutional, LLC).  The investment goal of the Franklin Global Real Estate Securities Fund is to seek high total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.

Franklin Small-Mid Cap Growth VIP Fund – Class 2 (Manager: Franklin Advisers, Inc.).  The investment goal of the Franklin Small-Mid Cap Growth Securities Fund is to seek long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies.

Templeton Developing Markets VIP Fund – Class 2 (Manager: Templeton Asset Management Ltd. (Asset Management)).  The investment goal of the Templeton Developing Markets Securities Fund is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging market investments.

Templeton Foreign VIP Fund – Class 2 (Manager: Templeton Investment Counsel, LLC).  The investment goal of the Templeton Foreign Securities Fund is to seek long-term capital growth.  Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

JPMorgan Insurance Trust

JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.  Under normal circumstances, at least 80% of the Portfolio’s Assets will be invested in equity securities of mid cap companies, including common stock and debt securities and preferred stocks both of which are convertible into common stock.  "Assets" means net assets, plus the amount of borrowings for investment purposes.

JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks capital growth over the long term. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of small cap companies.  "Assets" means net assets, plus the amount of borrowings for investment purposes.

JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks to provide high total return from a portfolio of selected equity securities.  Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of U.S. companies.  "Assets" means net assets, plus the amount of borrowings for investment purposes.

MFS® Variable Insurance Trust

MFS® Growth Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek capital appreciation.

18

MFS® Research Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek capital appreciation.

MFS® Total Return Bond Series– Initial Class Shares (formerly MFS® Research Bond Series – Initial Class Shares) (Manager:  Massachusetts Financial Services Company). The Fund's investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation.

MFS® Total Return Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek total return.

MFS® Utilities Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company). The Fund's investment objective is to seek total return.

MFS® Variable Insurance Trust II

MFS® Strategic Income Portfolio – Initial Class Shares.  The Fund's investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation.

Northern Lights Variable Trust

TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares (Manager:  ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager:  Milliman Financial Risk Management LLC).  The Portfolio seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.

TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares (Manager:  ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager:  Milliman Financial Risk Management LLC). The Portfolio seeks capital appreciation with less volatility than the equity markets as a whole.

TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares (Manager:  ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager:  Milliman Financial Risk Management LLC).  The Portfolio seeks capital appreciation with less volatility than the equity markets as a whole.

There is no assurance that the Funds will achieve their stated objectives and policies.

See the current prospectus for each Fund that accompanies this Prospectus as well as the current Statement of Additional Information for each Fund.  These important documents contain more detailed information regarding all aspects of the Funds.  Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of Premium Payments or transfers among the Subaccounts.  There is no assurance that the Federated Prime Money Fund II Subaccount will be able to maintain a stable net asset value per share.  You should know that during extended periods of low interest rates, and partly as a result of insurance charges, the yields of the Federated Prime Money Fund II Subaccount may also become extremely low and possibly negative.

We cannot guarantee that each Fund or Portfolio will always be available for the Contracts, but in the event that a Fund or Portfolio is not available, we will take reasonable steps to secure the availability of a comparable Fund.  Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge.

We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor we may consider during the selection process is whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates.  We review the Funds periodically and may remove a Fund or limit its availability to new Premiums and/or transfers of Variable Account Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

We do not provide any investment advice and do not recommend or endorse any particular Fund.  You bear the risk of any decline in the Variable Account Value of your Contract resulting from the performance of the Funds you have chosen.

We (or our affiliates) may receive payments from a Fund’s investment adviser (or its affiliates).  These payments may be used for any corporate purpose, including payment of expenses that Kansas City Life and/or its affiliates incur in promoting, marketing, and administering the Contracts and, in its role as an intermediary, the Funds.  Kansas City Life and its affiliates may profit from these payments.  These payments may be derived, in whole or in part, from the advisory

19

fee deducted from Fund assets.  Owners, through their indirect investment in the Funds, bear the costs of these advisory fees.  (See the Funds’ prospectuses for more information)  This compensation is not reflected in fees and expenses listed in the fee table set forth in each Fund's prospectus.  The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue.  These percentages differ and some advisers (or affiliates) may pay us (or our affiliates) more than others.  Currently, these percentages range from 0.15% to 0.25%.

Additionally, an investment adviser or sub-adviser of a Fund or its affiliates may provide Kansas City Life with wholesaling services that assist in the distribution of the Contracts and may pay Kansas City Life and/or certain of our affiliates amounts to participate in sales meetings.  These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act.  The Distribution Plan is described in more detail in the underlying Fund’s prospectus.  (See "FEE TABLE – ANNUAL PORTFOLIO OPERATING EXPENSES" and "SALE OF THE CONTRACTS")  The payments are deducted from assets of the Funds and are paid to our distributor, Sunset Financial Services, Inc. ("Sunset Financial").  These payments decrease the Fund’s investment return.

We make certain payments to Sunset Financial Services, Inc., principal underwriter for the Contracts.  (See "SALE OF THE CONTRACTS")

Certain funds employ volatility management strategies.  Volatility management strategies are designed to reduce the overall volatility and provide risk-adjusted returns over time.  During rising markets, a volatility management strategy, however, could cause Contract Value to rise less than would have been the case had you been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy.  Conversely, investing in a fund that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the fund’s equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase.  In these instances, your Contract Value may decline less than would have been the case had you not been invested in a fund that features a volatility management strategy.  The success of the volatility management strategy of a fund depends, in part, on the investment adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit.  In addition, the cost of implementing a volatility management strategy may negatively impact performance.  There is no guarantee that a volatility management strategy can achieve or maintain the fund’s optimal risk targets, and the fund may not perform as expected.

You should be aware that we are subject to a conflict of interest with respect to the interests of contract owners insofar as, by requiring you to allocate your purchase payments and Contract Value to one or more subaccounts that invests in a fund that employs a volatility management strategy, this may reduce the risk to us that we will have to make guaranteed payments under a living benefit rider.  In addition, any negative impact to the performance of a fund due to a volatility management strategy may limit increases in your Contract Value, which may limit your ability to achieve step-ups of the benefit base under a living benefit rider.  For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase.  If the shares of a portfolio are no longer available for investment, if further investment in any portfolio should become inappropriate (in our judgment) in view of the purposes of the Variable Account, or for any other reason in our sole discretion, we may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management investment company.  The substituted Fund may have different fees and expenses than the replaced Fund.  Substitutions may be made with respect to existing investments or the investment of future Premiums or both.  We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant, or for any other reason in our sole discretion.  We will determine on what basis we might make any new Subaccounts available to existing Contract Owners.  Furthermore, we may close Subaccounts to allocation of Premiums or Contract Value, or both, at any time in our sole discretion.

20

If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change.  If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:

•	operate the Variable Account as a management investment company under the 1940 Act;
•	de-register it under that Act if registration is no longer required; or
•	combine it with other Kansas City Life separate accounts.

VOTING RIGHTS

We are the legal owners of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds.  As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts.  We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.

We will solicit voting instructions from you, as required by applicable law or regulation, before any Fund shareholder meeting.  Your number of votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares.  The number of votes attributable to a Subaccount will be determined by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount.  The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote.  We will vote shares held by a Subaccount for which we have no instructions and any shares held in our general account in the same proportion as those shares for which we do receive voting instructions.  This means that a small number of Owners may control the outcome of the vote.

If required by state insurance officials, we may disregard voting instructions if such instructions would require us to vote shares in a manner that would:

•	cause a change in sub-classification or investment objectives of one or more of the Portfolios;
•	approve or disapprove an investment advisory agreement; or
•
require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, if we reasonably disapprove of such changes in accordance with applicable federal regulations.

If we ever disregard voting instructions, we will advise you of that action and of the reasons for it in the next semiannual report.  We may also modify the manner in which we calculate the weight to be given to pass-through voting instructions when such a change is necessary to comply with current federal regulations or the current interpretation of them.

CHARGES AND DEDUCTIONS

We may realize a profit on any charges and deductions under the Contract.  We may use this profit for any purpose, including payment of distribution charges.  Below is a listing and description of the applicable charges and deductions under the Contract.

PREMIUM EXPENSE CHARGES

Sales Charge.  We deduct a 6.00% Sales Charge from each Premium.  This charge reimburses us for administrative expenses associated with the Contracts.  We apply Premiums to your Contract net of the Sales Charge.

Premium Tax Charge.  We deduct a 2.25% Premium Tax Charge from each Premium.  This charge reimburses us for state and local Premium taxes.  We apply Premiums to your Contract net of the Premium Tax Charge.  State premium tax rates vary by state and currently range between 0.5% and 3.5%.  We may be subject to retaliatory tax in some states so that the effective premium tax ranges from 2% to 3.5%.  The Premium Tax Charge that we deduct from each of your Premiums may not necessarily reflect the tax charged in your state, and will be deducted even if we are not subject to a premium or retaliatory tax in your state.

MONTHLY DEDUCTION

We will make a Monthly Deduction to collect various charges under your Contract.  We will make these Monthly Deductions on each Monthly Anniversary following the Allocation Date. On the Allocation Date, we will deduct a Monthly Deduction for the Contract Day and each Monthly Anniversary Day that has occurred prior to the Allocation Date.  (See "PREMIUM ALLOCATIONS AND CREDITING")  The Monthly Deduction consists of:

21

•	monthly expense charges;
•	cost of insurance charges; and
•	any optional benefit and/or rider charges, as described below.

We deduct the Monthly Deduction pro rata on the basis of the portion of Contract Value in each Subaccount and/or the Fixed Account.

Monthly Expense Charge

•	The monthly expense charge is $7.50 in all Contract Years, plus
•	A Monthly Per Thousand of Specified Amount Charge based on the issue age of the youngest Insured. (See chart below)

Current
Years 1-10
Youngest Insured Issue Age	Monthly Per Thousand of Specified Amount	Youngest Insured Issue Age	Monthly Per Thousand of Specified Amount
20-29	$0.07	50-59	$0.18
30-39	$0.09	60-69	$0.28
40-49	$0.14	70+	$0.35
Years 11+ $0.00

The guaranteed maximum charge is $0.35 Monthly Per Thousand of Specified Amount for all ages and durations.

The monthly expense charge reimburses us for expenses incurred in the administration of the Contracts and the Variable Account.  Such expenses include but are not limited to: underwriting and issuing the Contract, confirmations, annual reports and account statements, maintenance of Contract records, maintenance of Variable Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for Contract Owner servicing and all accounting, valuation, regulatory and updating requirements.

We guarantee that the monthly expense charge will not increase above the guaranteed maximum charge.  Even if the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels and will incur the loss.

Cost of Insurance Charge.  This charge compensates us for the expense of providing insurance coverage.  The charge depends on a number of variables and will vary from Contract to Contract and from month to month.  For any Contract, we calculate the cost of insurance on a Monthly Anniversary Day by multiplying the current cost of insurance rate for the Insureds by the net amount at risk for that Monthly Anniversary Day.  The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insureds' Age, sex, and number of completed Contract Years, Total Sum Insured, risk class, and other factors.  We currently place each Insured in one of the following classes, based on underwriting:

•	Standard Tobacco User;
•	Standard Nontobacco User;
•	Preferred Nontobacco User; and
•	Preferred Tobacco User.

We may place an Insured in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco User or Standard Nontobacco User classes.

The net amount at risk on a Monthly Anniversary Day is the difference between the death benefit (discounted at an interest rate which is the monthly equivalent of 4% per year) and the Contract Value (as calculated on that Monthly Anniversary Day before we deduct the cost of insurance charge).  If you have chosen Option A for your death benefit, the net amount at risk generally will decrease as the Contract Value increases and increase as Contract Value decreases (assuming you do not decrease or increase the Total Sum Insured).  (See "HOW YOUR CONTRACT VALUES VARY" for explanation of the factors that affect Contract Value.)  If you have chosen Option B or Coverage Option L for your death benefit, the net amount at risk generally remains constant.  For purposes of determining cost of insurance rates, we

22

allocate Contract Value first to Specified Amount and then to the Additional Insurance Amount coverage in the order in which those coverages were issued.  Then we allocate Contract Value to any additional coverage amount applicable under Coverage Option L.

We place the Insureds in risk classes when we approve the Contract, based on our underwriting of the application.  When you request an increase in Additional Insurance Amount, we do additional underwriting before approving the increase to determine the risk class that will apply to the increase.  If the risk class for the increase has lower cost of insurance rates than the existing risk class, we apply the lower rates to the entire Total Sum Insured.  If the risk class for the increase has higher cost of insurance rates than the existing class, we apply the higher rates only to the increase in Total Sum Insured and the existing risk class will continue to apply to the existing Total Sum Insured.

We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in the Contract.  The guaranteed rates for standard and preferred risk classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables").  The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.

Our current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract.  We will determine current cost of insurance rates based on our expectations as to future mortality experience.  We may change these rates from time to time.

Cost of insurance rates (whether guaranteed or current) for one or both Insureds in a nontobacco user standard class are lower than rates for one or both Insureds of the same Age and sex in a tobacco user standard class.  Cost of insurance rates (whether guaranteed or current) for one or both Insureds in a nontobacco user or tobacco user standard risk class are lower than rates for one or both Insureds of the same Age, sex and tobacco user class in a substandard risk class.

We may make a profit from this charge.  Any profit may be used to finance distribution expenses.

Guaranteed Minimum Death Benefit Option Charge.  There is no charge for the Guaranteed Minimum Death Benefit Option in the first ten Contract Years.  Beginning in Contract Year 11, the charge is $0.01 per $1,000 on a current basis, and $0.03 per $1,000 on a guaranteed basis.  This charge is based on the Specified Amount and we will deduct it monthly.

Cost of Additional Benefits Provided by Riders.  These charges are part of the Monthly Deduction and vary by the benefit.

•
Guaranteed Minimum Death Benefit Option.  We do not charge for this option during the first 10 Contract Years.  Beginning in Contract Year 11, we will apply a monthly charge per $1,000 of Specified Amount at issue.

•	Contract Split Option Rider. We will assess a monthly charge per $1,000 of rider coverage amount.
•
Joint First to Die Term Life Insurance Rider.  We will assess a monthly charge per $1,000 of rider coverage amount.  The charge can vary, based on the Insured's Age, sex, and number of completed Contract Years, Specified Amount, and risk class.

•
Joint Survivorship Four-Year Term Life Insurance Rider.  We will assess a monthly charge per $1,000 of rider coverage amount.  The charge can vary, based on the Insured's Age, sex, and number of completed Contract Years, Specified Amount, and risk class.

DAILY MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge from assets in the Subaccounts attributable to the Contracts.  This charge does not apply to Fixed Account assets. The current and guaranteed charge is at an annual rate of 0.625% of net assets.

The mortality risk we assume is that the Insureds may die sooner than anticipated and we have to pay death benefits greater than we anticipated.  The expense risk we assume is that expenses incurred in issuing and administering the Contracts and the Variable Account will exceed the administrative charges we assess.  We may make a profit from this charge.  Any profit may be used to finance distribution expenses.

TRANSFER PROCESSING FEE

The first six transfers during each Contract Year are free.  We will assess a $25 transfer processing fee for each additional transfer.  For the purpose of assessing the fee, we will consider each Written Request for a transfer to be one transfer, regardless of the number of accounts affected by the transfer.  We will deduct the transfer-processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

23

SURRENDER CHARGE

During the first ten Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered or lapses.  The surrender charge is based on the Specified Amount at issue.  We calculate this charge by multiplying the surrender charge factor for the applicable Ages and sex of each Insured by the surrender charge percentages (as shown in Appendix A).  The surrender charge factor will vary by each Insured's individual Age, risk class, and sex, but will never exceed $50 per thousand of Specified Amount.  We then multiply this amount by the Specified Amount, divided by 1,000 to reach the actual charge.

The total surrender charge will not exceed the maximum surrender charge shown in your Contract.  We credit any surrender charge deducted upon lapse back to the Contract Value upon reinstatement.  The surrender charge on the date of reinstatement will be the same as it was on the date of lapse. For purposes of determining the surrender charge on any date after reinstatement, the period during which the Contract was lapsed will not count.

Under some circumstances the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero.  This will depend upon a number of factors, but is more likely if:

•	Premiums paid are equal to or only a little higher than the Guaranteed Monthly Premium shown in your Contract; or
•	if investment performance of the Subaccounts is too low.

The surrender charges calculated are applicable at the end of each Contract Year.  After the first Contract Year, we will prorate the surrender charges between Contract Years.  However, after the end of the 10th Contract Year, there will be no surrender charge.

PARTIAL SURRENDER FEE

We deduct an administrative charge upon a partial surrender.  This charge is the lesser of 2% of the amount surrendered or $25.  We will deduct this charge from the Contract Value in addition to the amount requested to be surrendered and it will be considered as part of the partial surrender amount.

NET LOAN INTEREST CHARGE

A net loan interest charge is assessed by crediting a lower rate on amounts held in the Loan Account as collateral than the rate charged on the Loan Balance.  The maximum amount of interest we charge on a loan is 6% annually of the Loan Balance.  The net loan interest charge is the difference between the amount charged on any Loan Balance and the amount credited to the Loan Account (4% annually).  Preferred loans are available beginning in the eleventh Contract Year.  We credit 6% annually to amounts held in the Loan Account as collateral for a preferred loan.  Therefore, there is no net loan interest charge for a preferred loan.

FUND EXPENSES

The Funds deduct investment advisory fees and other expenses from Portfolio assets.  The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests.  This means that these charges are deducted before we calculate Subaccount Values.  These charges are not directly deducted from your Contract Value.  For information about the investment advisory fees and other expenses incurred by the Portfolios, see the "Fee Table" of this Prospectus and the accompanying prospectuses for the Funds.

OTHER TAX CHARGE

We do not currently assess a charge for any taxes other than state and local premium taxes incurred as a result of the operations of the Subaccounts.  We reserve the right to assess a charge for such taxes against the Subaccounts if we determine that such taxes will be incurred.

24

THE CONTRACT

Effective January 1, 2009, the Contract is no longer offered for sale.

PURCHASING A CONTRACT

The terms of certain features of the Contracts issued in your state may differ from those described in this Prospectus.  These variations are described in the Prospectus and Statement of Additional Information.  In addition, optional riders may not be available in all states.  Your registered representative may also provide you with additional information about state variations.

WHO SHOULD PURCHASE A CONTRACT

The Contract is designed to provide long-term insurance benefits on the two Insureds and may also provide long-term accumulation of value.  You should evaluate the Contract in conjunction with other insurance policies that you own and you should consider your insurance needs and the Contract's long-term investment potential.  It may not be an advantage to you to replace existing insurance coverage with this Contract.  You should carefully consider replacement especially if the decision to replace existing coverage is based solely on a comparison of illustrations.

APPLYING FOR A CONTRACT

To purchase a Contract, you must complete an application and submit it through an authorized registered representative.  If you are eligible for temporary life insurance coverage, a temporary insurance agreement ("TIA") should also accompany the application.  As long as the initial Premium Payment accompanies the TIA, the TIA provides insurance coverage from the date we receive the required Premium at our Home Office to the date we approve your application.  In accordance with our underwriting rules, temporary life insurance coverage may not exceed $500,000.  The TIA may not be in effect for more than 60 days.  At the end of the 60 days, the TIA coverage terminates and we will return the initial Premium to the applicant.

For coverage under the TIA, you must pay an initial Premium that is at least equal to two Guaranteed Monthly Premiums.  We require only one Guaranteed Monthly Premium for Contracts when Premium payments will be made under a pre-authorized check payment or combined billing arrangement.  (See "PREMIUMS")

We require satisfactory evidence of both proposed Insureds’ insurability, which may include a medical examination.  The available issue ages are 20 through 85.  Age is determined on the Contract Date based on each Insured’s Age last birthday.  The minimum Total Sum Insured is $200,000, with a minimum Specified Amount of $100,000.  Acceptance of an application depends on our underwriting rules and we have the right to reject an application.

OWNERSHIP

As the Owner of the Contract, you may exercise all rights provided under the Contract.  The Insureds are the Owner, unless a different Owner is named in the application.  While at least one of the Insureds is living, the Owner may name a contingent Owner or a new Owner by Written Notice.  If a contingent Owner has not been named, on the death of the last surviving Owner, ownership of the Contract passes to the estate of the last Owner to die.  The Owner may also be changed prior to the last surviving Insured's death by Written Notice satisfactory to us.

CHANGE OF OWNERSHIP

You may change the ownership of the Contract by giving Written Notice to us.  The change will be effective on the date your Written Notice was signed, but will have no effect on any payment made or other action taken by us before we receive it at our Home Office. We may require that the Contract be submitted for endorsement to show the change.

Certain federal income tax consequences may apply to a change of ownership.  You should consult with your tax advisor before requesting any changes of ownership.  (See "TAX CONSIDERATIONS")

DETERMINATION OF CONTRACT DATE

In general, when applications are submitted with the required Premium the Contract Date will be the same as that of the TIA.  For Contracts where the required Premium is not accepted at the time of application or Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to seven days.  There are several exceptions to these rules as described below.

25

Contract Date Calculated to be 29th, 30th or 31st of Month

No Contracts will be given a Contract Date of the 29th, 30th or 31st of the month.  When values are applied to the new Contract from another contract and the Contract Date would be calculated to be one of these dates, the Contract Date will be the 28th of the month. In all other situations in which the Contract Date would be calculated to be the 29th, 30th or 31st of the month, the Contract Date will be the 1st of the next month.

Pre-Authorized Check Payment Plan (PAC) or Combined Billing (CB)-Premium with Application.

If you request PAC or CB and provide the initial Premium with the application, the Contract Date will be the date of approval.  Combined Billing is a billing where multiple Kansas City Life contracts are billed together.

Combined Billing (CB)-No Premium with Application.

If you request CB and do not provide the initial Premium with the application, the Contract Date will be the earlier of the first of the month after the Contract is approved or the date the initial Premium is received.  However, if approval occurs between the first and fifth of the month the Contract Date will be the first of the same month that we approve the Contract.  In addition, if the Contract Date is calculated to be the 29th, 30th or 31st of the month then the Contract Date will be the first of the following month.

Government Allotment (GA) and Federal Allotment (FA).

If you request GA or FA on the application and provide an initial Premium with the application, the Contract Date will be the date of approval.  If you request GA or FA and we do not receive the required initial Premium, the Contract Date will be the date we receive a full monthly allotment.

The Contract Date is determined by these guidelines except, as provided for under state insurance law, the Owner may be permitted to backdate the Contract to preserve insurance Age (and receive a lower cost of insurance rate).  In no case may the Contract Date be more than six months prior to the date the application was completed.  We will charge a Monthly Deduction from the Contract Date.

If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when you have met all underwriting and other requirements and we have approved your application.  We will deduct Contract charges as of the Contract Date.

REPLACEMENT OF EXISTING INSURANCE

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract.  You should replace your existing insurance only when you determine that the Contract is better for you.  The charges and benefits of your existing insurance may be different from a Contract purchased from us. You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new sales charge and surrender charge period.

You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free.  If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender.  Also, because we will not issue the Contract until we have received an initial Premium from your existing insurance company, the issuance of the Contract may be delayed.

FREE LOOK RIGHT TO CANCEL CONTRACT

You may cancel your Contract for a refund during your "free-look" period.  You may also cancel an increase in Specified Amount that you have requested during the "free-look" period for the increase.  The free look period expires on the latest of:

•	10 days after you receive your Contract or for an increase, your adjusted Contract;
•	45 days after your application for either the Contract or the increase in Specified Amount is signed; or
•	10 days after we mail or deliver a cancellation notice.

If you decide to cancel the Contract or an increase in Specified Amount, you must return the Contract to the Home Office or to the authorized registered representative who sold it.  Immediately after mailing or delivery within the "free-look" period, the Contract or the increase will be deemed void from the beginning.  If you cancel the Contract, we will refund

26

Premiums paid within seven calendar days after we receive the returned Contract.  (This means that the amount we refund will not reflect either gains or losses resulting from Subaccount performance.)  If you cancel an increase in the Specified Amount, we will return any charges attributable to the increase to your Contract Value.

ALLOCATION AND TRANSFERS

PREMIUM ALLOCATIONS AND CREDITING

In the Contract application, you select how we will allocate Premiums (Premium less Premium Expense Charges) among the Subaccounts and the Fixed Account.  The sum of your allocations must equal 100%.  We may limit the number of Subaccounts to which you allocate net Premiums (not applicable to Texas Contracts).  We will never limit the number to less than 15.  You may change the allocation percentages at any time by sending Written Notice.  You may make changes in your allocation by telephone, facsimile or electronic mail if you have provided proper authorization.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  The change will apply to the net Premiums received with or after receipt of your notice.

On the Allocation Date, we will allocate the initial net Premium to the Federated Prime Money Fund II Subaccount.  If we receive any additional Premiums before the Reallocation Date, we will also allocate the corresponding net Premiums to the Federated Prime Money Fund II Subaccount.

On the Reallocation Date (30 days after the Allocation Date), we will allocate the amount in the Federated Prime Money Fund II Subaccount as directed in your application.

We will credit Premiums received on or after the Reallocation Date as directed by you.  The Premiums will be invested within the Valuation Period during which we receive them at our Home Office unless we require additional underwriting.  Premiums received at our Home Office before the New York Stock Exchange closes for normal trading are priced using the Subaccount Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a Premium Payment after the New York Stock Exchange closes for normal trading, we will process the order using the Accumulation Unit value determined at the close of the next regular session of the New York Stock Exchange.  We will credit amounts to the Subaccounts only on a Valuation Day, that is, on a date the New York Stock Exchange is open for trading.  We will not credit Premiums requiring additional underwriting until we have completed underwriting and accept the Premium.  If we reject the additional Premium, we will return the Premium promptly, without any adjustment for investment experience.

We may be delayed in processing your Contract application and/or Premiums due to submission delays by your registered representative.  We will not apply any Premium until we have received the Contract application and/or Premium from your registered representative.

TRANSFER PRIVILEGE

After the Reallocation Date and prior to the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account, subject to the following restrictions:

•
beginning May 1, 2015, we will no longer allow transfers to the American Century VP Mid Cap Value Fund Subaccount subject to the following exception.  If you are invested in the American Century VP Mid Cap Value Fund Subaccount on May 1, 2015, you may continue to allocate premium payments and transfer amounts from the other Subaccounts and the Fixed Account to that Subaccount;

•	the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;
•	we will treat a transfer request that reduces the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;
•	we allow only one transfer each Contract Year from the Fixed Account;
•
the amount transferred from the Fixed Account may not exceed the greatest of:  25% of the unloaned Fixed Account Value in the Fixed Account on the date of transfer (unless the balance after the transfer is less than $250 in which case we will transfer the entire amount), or the amount transferred out of the Fixed Account in the prior year, or $2,000 (or the unloaned Fixed Account Value, if less);

•	we may, where permitted, suspend or modify this transfer privilege at any time with notice to you.

There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account.  The first six transfers during each Contract Year are free.  After the first six transfers, we will assess a $25 transfer processing fee.  Unused free transfers do not carry over to the next Contract Year.  For the purpose of assessing the fee, we consider

27

each Written Notice or telephone, facsimile, or electronic mail request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that transfer.  We will deduct the processing fee from the remaining Contract Value.

We will make the transfer on the Valuation Day that we receive Written Notice requesting the transfer.  You may also make transfers by telephone, facsimile and electronic mail if you have provided proper authorization, unless, in accordance with our policies and procedures regarding frequent transfers among Subaccounts, we require you to provide us with a Written Request for transfers.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  Transfer requests made in writing, by facsimile, or by electronic mail must be received, and transfer requests made by telephone must be completed, before 3:00 p.m. Central Time to receive same day pricing of the transaction.  Transfer requests received (or completed) before the New York Stock Exchange closes for normal trading are priced using the Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a transfer request after the New York Stock Exchange closes for normal trading, we will process the order using the Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange.

Frequent Transfers Among Subaccounts.  Frequent requests from Owners to transfer Contract Value between Subaccounts may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by a Portfolio and the reflection of that change in the Portfolio's share price.  Frequent transfers may also increase brokerage and administrative costs of the Portfolios, and may interfere with the efficient management of a Portfolio, requiring it to maintain a high cash position and possibly result in lost investment opportunities and forced liquidations.  Accordingly, frequent transfers may adversely affect the long-term performance of the Portfolios, which, in turn, may adversely affect other Owners and persons with interests under the Contracts (e.g., Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfer activity among Subaccounts.  Our procedures for detecting frequent transfer activity involve examining the number of transfers made by an Owner within given periods of time.  Currently, we monitor for 12 or more transfers in a Contract within a calendar year.  For purposes of applying the parameters used to detect frequent transfer activity, we will aggregate transfers made on the same Valuation Day under multiple contracts owned by the same Owner.  However, we do not aggregate transfers made pursuant to the Dollar Cost Averaging Plan and the Portfolio Rebalancing Plan.

If transfer activity violates our established parameters for detecting frequent transfers, we review those transfers to determine if, in our judgment, the transfers are potentially harmful frequent transfer activity.  If, in our sole opinion, a pattern of excessive transfers develops or a transfer is not in the best interests of one or more Owners, we either will suspend the transfer privilege or will apply limitations or modifications to transfers to or from one or more of the Subaccounts.  We will communicate to Owners in writing any suspension or limitation or modification of the transfer privilege.  Our policies and procedures specify the following as limitations that will be applied to deter excessive transfers:

•	the requirement of a minimum time period between each transfer;
•	not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner;
•	limiting the dollar amount that may be transferred between the Subaccounts by an Owner at any one time;
•	implementing and administering redemption fees imposed by one or more of the Funds in the future; and
•	requiring that a Written Request, signed by the Owner, be provided to us at our Home Office.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, including our judgment as to what parameters to use to detect potentially harmful frequent transfer activity and what particular limitation of the five possible limitations described above to apply to deter excessive transfers when a particular instance of potentially harmful transfer activity is detected.  Our ability to detect and apply specific limitations to such transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners to avoid such detection.  However, we may vary our procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others.  There is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts.

In our sole discretion, we may at any time and without prior notice revise any procedures we follow as necessary:  to better detect and deter frequent, large, or short-term transfers that may adversely affect Owners and other persons with interests under the Contracts; to comply with state or federal regulatory requirements; or to impose additional or alternate restrictions (such as percentage limits on transfers) on Owners engaging in frequent transfer activity among the Subaccounts.  We also may not process a transfer request if the Subaccount affected by the transfer is unable to

28

purchase or redeem shares of its corresponding Fund Portfolio because of actions taken or limitations imposed by the Fund.

The Funds with Portfolios available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage frequent transfers among Subaccounts.  You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.  You should be aware that we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us (1) to provide the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.

Owners and other persons with interests under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from other insurance companies or from intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts.  The omnibus nature of these orders may limit a Fund's ability to apply its respective frequent trading policies and procedures.  We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time.  We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of Portfolio shares as a result of a Fund's own policies and procedures on frequent purchase and redemption of Fund shares (even if an entire omnibus order is rejected because of frequent transfer activity of a single Owner).  You should read the Fund prospectuses for more details.

DOLLAR COST AVERAGING PLAN

The Dollar Cost Averaging Plan is an optional feature available with the Contract.  If elected, it enables you to automatically transfer amounts from the Federated Prime Money Fund II Subaccount to other Subaccounts.  The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time.  We cannot guarantee that the Dollar Cost Averaging Plan will result in a gain.

Transfers under this plan occur on a monthly basis for a period you choose, ranging from three to 36 months.  To participate in the plan you must transfer at least $250 from the Federated Prime Money Fund II Subaccount each month.  You may allocate the required amounts to the Federated Prime Money Fund II Subaccount through initial or subsequent Premiums or by transferring amounts into the Federated Prime Money Fund II Subaccount from the other Subaccounts or from the Fixed Account.  Restrictions apply to transfers from the Fixed Account.

You may elect this plan at the time of application by completing the authorization.  You may also elect it at any time after the Contract is issued by completing the election form. You may make changes in dollar cost averaging by telephone, facsimile or electronic mail if you have provided proper authorization.

Dollar cost averaging transfers will start on the next Monthly Anniversary Day on or following the Reallocation Date or the date you request.  Once elected, we will process transfers from the Federated Prime Money Fund II monthly until:

•	we have completed the designated number of transfers;
•	the value of the Federated Prime Money Fund II Subaccount is completely depleted; or
•	you send Written Notice instructing us to cancel the monthly transfers.

Transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year.  We may cancel this feature at any time with notice to you.  We do not impose a charge for participation in this plan.

29

PORTFOLIO REBALANCING PLAN

The Portfolio Rebalancing Plan is an optional feature available with the Contract.  Under this plan we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value.  We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which portfolio rebalancing begins.

The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix.  This plan automatically adjusts your Portfolio mix to be consistent with your current allocation instructions.  If you make a change to your Premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new Premium allocation unless you instruct us otherwise.

The redistribution occurring under this plan will not count toward the six free transfers permitted each Contract Year.  If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the Monthly Anniversary Day after the Dollar Cost Averaging Plan ends.

You may elect this plan at the time of application by completing the authorization on the application.  You may also elect it after the Contract is issued by completing the election form.  You may make changes in portfolio rebalancing by telephone, facsimile or electronic mail if you have provided proper authorization.  Portfolio rebalancing will terminate when:

•	you request any transfer unless you authorize a change in allocation at that time; or
•	the day we receive Written Notice instructing us to cancel the plan.

If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution.  We may cancel the Portfolio Rebalancing Plan at any time with notice to you.  We do not impose a charge for participation in this plan.

CHANGES IN THE CONTRACT OR BENEFITS

Upon notice to you, we may modify the Contract.  We can only do so if such modification is necessary to:

•	make the Contract or the Variable Account comply with any applicable law or regulation issued by a governmental agency to which we are subject;
•	assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to variable life contracts;
•	reflect a change in the operation of the Variable Account; or
•	provide additional Variable Account and/or Fixed Account options.

We have the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the assets of the Variable Account.  In the event of any such modification, we will issue an appropriate amendment to the Contract, if required.  We will exercise these changes in accordance with applicable law, including approval of Contract Owners if required.

SUPPLEMENTAL AND/OR RIDER BENEFITS

The following optional riders are available and may be added to your Contract.  We will deduct monthly charges for these optional riders from your Contract Value as part of the Monthly Deduction.  All of these riders may not be available in all states.

Contract Split Option Rider

Issue ages: 20-75

This rider allows you to split the Contract equally (based on Total Sum Insured) into two individual Contracts, one on the life of each Insured.  This split option will be offered without evidence of insurability under the condition that you make the request as the result of either:

•	the divorce of the two Insureds; or
•	as a result of a change in the Unlimited Federal Estate Tax marital deduction or a reduction in the maximum Federal Estate Tax bracket rate to a rate below 25%.

30

You must also meet specific other conditions in order to qualify.  When you exercise this option, we will terminate the existing Contract. (In Pennsylvania, this option may not be exercised in the event of divorce.)

The new contracts will be based on the Insureds' Age and sex, and is based on the risk class at the time of issue of the original Contract.

This rider will terminate at the earlier of the death of the first Insured to die or the older Insured's Age 80.  The rider will also terminate if you elect to keep the Guaranteed Minimum Death Benefit Option in effect after it is determined that funding is not adequate to cover these rider charges.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")

The tax consequences of a contract split are uncertain.  (See "TAX TREATMENT OF CONTRACT BENEFITS")  A significant unresolved federal tax issue affecting a Contract is whether the issuance of two individual life insurance contracts in exchange for a survivorship life insurance contract will be treated as a nontaxable exchange.  If you are considering a contract split, you should be aware that it is possible that such a contract split may not be treated as a nontaxable exchange, in which case the tax treatment of the Contract could be significantly less favorable than that described in this discussion.  In addition, it is not clear whether two individual contracts received in exchange for a survivorship contract in a Contract split transaction will be classified as modified endowment contracts.  Before proceeding with a contract split, you should consult a competent tax adviser as to the possible tax consequences of such a split.

Joint First to Die Term Life Insurance Rider

Issue ages: 20-85

This rider covers the Insureds under the Contract and provides yearly renewable term coverage on the first Insured to die on or before the older Insured's Age 100 and while this rider is in force.  Coverage amounts may differ between the two Insureds, but the maximum coverage equals the Total Sum Insured and the minimum non-zero coverage equals $10,000.  You may increase (subject to insurability) or decrease the coverage under this rider.  You may also choose at issue a schedule for the coverage to decrease annually.  The scheduled decreases may be based on the percentage of the coverage amount ranging up to 25% of the rider coverage amount or may be a flat dollar amount.  If this rider is elected, the Guaranteed Minimum Death Benefit Option is not available on the Contract.

Joint Survivorship Four-Year Term Life Insurance Rider

Issue ages: 20-85

This rider provides renewable one-year level term insurance and expires at the end of the fourth Contract Year.  The term insurance provides a death benefit payable at the death of the last surviving Insured.  The minimum coverage is $100,000 and the maximum coverage is equal to the Total Sum Insured.  This rider is available at issue only.

The rider will also terminate if you elect to keep the Guaranteed Minimum Death Benefit Option in effect after it is determined that funding is not adequate to cover these rider charges.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")

Additional rules and limits apply to these optional riders.  Not all such benefits may be available at any time, and optional benefits or riders in addition to those listed above may be made available. Please ask your registered representative for further information, or contact the Home Office.

PREMIUMS

PREMIUMS

The Contract is flexible with regard to the amount of Premiums you pay.  When we issue the Contract we establish a Planned Premium set by you.  This amount is only an indication of your preference in paying Premiums.  You may change this amount at any time.  You may pay additional Unscheduled Premiums at any time while the Contract is in force.  We have the right to limit the number (except in Texas) and amount of such Premiums.  We do have requirements regarding the minimum and maximum Premium amounts that you can pay.

We deduct Premium Expense Charges from all Premiums prior to allocating them to your Contract.  (See "CHARGES AND DEDUCTIONS")

31

Minimum Premium Amounts.  The minimum initial Premium required is the least amount for which we will issue a Contract. This amount depends on a number of factors.  These factors include Age, sex, and risk class of the proposed Insureds, the Specified Amount, any supplemental and/or rider benefits, and the Planned Premium you propose to make. (See "PLANNED PREMIUMS")  Consult your registered representative for information about the initial Premium required for the coverage you desire.

Each Premium payment after the initial Premium payment must be at least $25.

Maximum Premium Information.  Total Premiums paid may not exceed Premium limitations for life insurance set forth in the Internal Revenue Code.  We will monitor Contracts and will notify you if a Premium exceeds this limit and will cause the Contract to violate the definition of insurance.  You may choose to take a refund of the portion of the Premium that we determine is in excess of the Premium limitations or you may submit an application to increase the Additional Insurance Amount, subject to our underwriting approval.  If you choose to increase the Additional Insurance Amount and the Insured fails to meet our underwriting requirements for the required increase in coverage, we have the right to refund, with interest, any Premium that we determine is in excess of the guideline premium limit.  (See "TAX CONSIDERATIONS")

Your Contract may become a modified endowment contract if Premiums exceed the "7-Pay Test" as set forth in the Internal Revenue Code.  We will monitor Contracts and will attempt to notify you on a timely basis if, based on our interpretation of the relevant tax rules, your Contract is in jeopardy of becoming a modified endowment contract.  (See "TAX CONSIDERATIONS")

We have the right to require satisfactory evidence of insurability prior to accepting Unscheduled Premiums.  (See "PREMIUM ALLOCATIONS AND CREDITING")

General Premium Information.  You must pay Premiums by check payable to Kansas City Life Insurance Company or by any other method that we deem acceptable.  You must clearly mark a loan repayment as such or we will credit it as a Premium.  (See "CONTRACT LOANS")

If mandated under applicable law, we may be required to reject a Premium Payment.  We may also be required to provide additional information about you or your account to government regulators.

Planned Premiums. When applying for a Contract, you select a plan for paying Premiums.  Failure to pay Planned Premiums will not necessarily cause a Contract to lapse.  Conversely, paying all Planned Premiums will not guarantee that a Contract will not lapse.  You may elect to pay level Premiums quarterly, semi-annually or annually.  You may also arrange to pay Planned Premiums on a special monthly or quarterly basis under a pre-authorized payment arrangement.

You are not required to pay Premiums in accordance with your plan.  You can pay more or less than planned or skip a Planned Premium entirely.  (See "PREMIUMS TO PREVENT LAPSE" and "GUARANTEED MINIMUM DEATH BENEFIT OPTION")  Subject to the minimum and maximum limits described above, you can change the amount and frequency of Planned Premiums at any time.

Premiums Upon an Increase in Additional Insurance Amount. Depending upon the Contract Value at the time of an increase and the amount of the increase requested, you may need to pay an additional Premium or change the amount of Planned Premiums.  (See "INCREASES IN THE ADDITIONAL INSURANCE AMOUNT")

Guaranteed Payment Period and Guaranteed Monthly Premium.  During the Guaranteed Payment Period, we guarantee that your Contract will not lapse if your Premiums meet the Guaranteed Monthly Premium requirement.  For this guarantee to apply, the total Premiums must be at least equal to the sum of:

•	the amount of accumulated Guaranteed Monthly Premiums in effect; and
•	additional Premium amounts to cover the total amount of any partial surrenders or Contract Loans you have made.

The Guaranteed Payment Period applies for three years after the Contract Date.  The Contract shows the Guaranteed Monthly Premium.

The factors we use to determine the Guaranteed Monthly Premium vary by risk class, issue age, and sex.  In calculating the Guaranteed Monthly Premium, we include additional amounts for substandard ratings and optional benefits and/or riders.  If you make a change to your Contract, we will:

•	re-calculate the Guaranteed Monthly Premium;

32

•	notify you of the new Guaranteed Monthly Premium; and
•	amend your Contract to reflect the change.

PREMIUMS TO PREVENT LAPSE

Your Contract will terminate if there is insufficient value remaining in the Contract at the end of the Grace Period.  Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.

On each Monthly Anniversary Day we will check your Contract to determine if there is enough value to prevent lapse.  If your Contract does lapse you must pay the required amount before the end of the Grace Period to prevent your Contract from terminating.

Under the Guaranteed Payment Period.  The conditions to prevent lapse will depend on whether a Guaranteed Payment Period is in effect as follows:

During the Guaranteed Payment Period.  The Contract lapses and a Grace Period starts if:

•	there is not enough Cash Surrender Value in your Contract to cover the Monthly Deduction; and
•	the Premiums paid are less than required to guarantee lapse will not occur during the Guaranteed Payment Period.

If lapse occurs, the Premium you must pay to keep the Contract in force will be equal to the lesser of:

•	the amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated Premiums you have paid; and
•	enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.

After the Guaranteed Payment Period.  The Contract lapses and a Grace Period starts if the Cash Surrender Value is not enough to cover the Monthly Deduction.  To prevent the Contract from terminating at the end of the Grace Period you must pay enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.  You must make this payment before the end of the Grace Period.

Under the Guaranteed Minimum Death Benefit Option. If you elect the Guaranteed Minimum Death Benefit Option we guarantee that the Specified Amount will remain in force as long as you meet the Guaranteed Minimum Death Benefit Option Premium requirement.  If you fail to meet the Guaranteed Minimum Death Benefit Option Premium requirement, the Guaranteed Minimum Death Benefit Option will terminate and the Premiums required to prevent lapse will be determined just as for a Contract without a Guaranteed Minimum Death Benefit Option.  The Guaranteed Minimum Death Benefit Option does not guarantee riders, and any riders will terminate if the Cash Surrender Value of your Contract becomes negative.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")

If you did not elect this option or if you do not pay the Premium required to keep the option in effect, your Contract will lapse at the end of the Grace Period if there is insufficient value remaining in the Contract.  Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.

For Contracts That Do Not Have the Guaranteed Minimum Death Benefit Option.  On each Monthly Anniversary Day we will check your Contract to determine if there is enough value to prevent lapse.  If your Contract does lapse you must pay the required amount before the end of the Grace Period.  The amount required is enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.

For Contracts That Do Have the Guaranteed Minimum Death Benefit Option.  We will check your Contract on each Monthly Anniversary Day to determine if you have met the Guaranteed Minimum Death Benefit Option Premium requirement.  If you have met the requirement, then we guarantee that the Contract will not lapse.  If you have not met the requirement then you have 61 days to keep the option in force by paying the amount that will satisfy the Guaranteed Minimum Death Benefit Option Premium requirement.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")

Effect of Insufficient Premium Levels.  While paying Premiums at the levels described above will prevent Contract lapse, paying only the level of Premium required may forego advantages of building up significant Contract Value.  Premium payments less than those described above will not further erode the build-up of Contract value, but will mean the future Premium required to keep the Contract in force must be sufficient to maintain a positive Cash Surrender Value.

33

This Premium could be significantly higher or lower than the Premium required to keep the Contract in force during the Guaranteed Payment Period or under the Guaranteed Minimum Death Benefit Option.

Grace Period.  The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force.  We will send you notice of the amount required to be paid.  The Grace Period is 61 days and starts when we send the notice.  Your Contract remains in force during the Grace Period.  If the last surviving Insured dies during the Grace Period, we will pay the Death Proceeds, but we will deduct any Monthly Deduction due.  (See "AMOUNT OF DEATH PROCEEDS")  If you do not pay adequate Premiums before the Grace Period ends, your Contract will terminate and your Cash Surrender Value, if any, will be returned.  (See "REINSTATEMENT OF CONTRACT")

HOW YOUR CONTRACT VALUES VARY

Your Contract does not provide a minimum guaranteed Contract Value or Cash Surrender Value.  Values will vary with the investment experience of the Subaccounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Contract Value.  If the Cash Surrender Value on a Monthly Anniversary Day is less than the amount of the

Monthly Deduction on that date and the Guaranteed Payment Period is not then in effect, the Contract will be in default and a Grace Period will begin.  (See "PREMIUMS TO PREVENT LAPSE," "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM" and "GRACE PERIOD")  However, we also offer an optional Guaranteed Minimum Death Benefit Option, which guarantees the death benefit provided certain requirements are met.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")

BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT

We may credit a bonus to the Contract on each Monthly Anniversary Day beginning on the first Monthly Anniversary Day following the Contract Date.  The monthly bonus applies to Contracts with a Total Sum Insured of $5,000,000 and above and equals an annual rate of 0.125% of the Contract Value in each Subaccount of the Variable Account.  We pay these bonus amounts out of savings we derive from the higher values of the contract.  We do not guarantee that we will pay the bonus.

DETERMINING THE CONTRACT VALUE

On the Allocation Date, the Contract Value is equal to the initial Premium less the Premium Expense Charges and Monthly Deduction deducted from the Contract Date.  On each Valuation Day thereafter, the Contract Value is the aggregate of the Subaccount Values and the Fixed Account Value (including the Loan Account Value).  The Contract Value will vary to reflect the following:

•	Premiums paid;
•	performance of the selected Subaccounts;
•	interest credited on amounts allocated to the Fixed Account;
•	interest credited on amounts in the Loan Account;
•	charges assessed under the Contract;
•	transfers;
•	partial surrenders;
•	loans and loan repayments; and
•	any bonuses paid on the Monthly Anniversary Day.

Subaccount Values.  When you allocate an amount to a Subaccount, either by Premium or transfer, we credit your Contract with Accumulation Units in that Subaccount.  The number of Accumulation Units in the Subaccount is determined by dividing the amount allocated to the Subaccount by the Accumulation Unit value for the Valuation Day when the allocation is made.

The number of Accumulation Units credited to a Subaccount will increase when you allocate Premiums to the Subaccount and when you transfer amounts to the Subaccount.  The number of Accumulation Units credited to a Subaccount will decrease when:

•	we take the allocated portion of the Monthly Deduction from the Subaccount;
•	you make a loan;
•	you transfer an amount from the Subaccount; or
•	you take a partial surrender (including the Partial Surrender Fee) from the Subaccount.

34

Accumulation Unit Values.  Accumulation Unit value varies to reflect the investment experience of the underlying Portfolio.  It may increase or decrease from one Valuation Day to the next.  We arbitrarily set the Accumulation Unit value for each Subaccount at $10 when we established the Subaccount.  For each Valuation Period after establishment of the Subaccount, the Accumulation Unit value is determined by multiplying the value of an Accumulation Unit for a Subaccount for the prior Valuation Period by the Net Investment Factor for the Subaccount for the current Valuation Period.

Net Investment Factor.  The Net Investment Factor is an index used to measure the investment performance of a Subaccount from one Valuation Day to the next.  It is based on the change in net asset value of the Fund shares held by the Subaccount and reflects any gains or losses in the Subaccounts, dividends paid, any capital gains or losses, any taxes and the daily mortality and expense risk charge.

Fixed Account Value. On any Valuation Day, the Fixed Account Value of a Contract will be equal to:

•	the Fixed Account Value on the preceding Valuation Day; plus
•	all Premiums allocated to the Fixed Account since the preceding Valuation Day; plus
•	any amounts transferred to the Fixed Account since the preceding Valuation Day (including amounts transferred in connection with Contract loans); plus
•	interest credited on such Premiums and amounts transferred from the preceding Valuation Day to the date of calculation; less
•	the amount of any transfers from the Fixed Account to the Subaccounts since the preceding Valuation Day; less
•	the amount of any partial surrenders (including the Partial Surrender Fee) taken from the Fixed Account since the preceding Valuation Day; less
•	interest on such transferred and withdrawn amounts from the effective dates of such transfers or withdrawals to the date of calculation; less
•	the pro rata portion of the Monthly Deduction deducted from the Fixed Account.

Loan Account Value.  On any Valuation Day, if there have been any Contract loans, the Loan Account Value is equal to:

•	amounts transferred to the Loan Account from the Subaccounts and from the unloaned value in the Fixed Account as collateral for Contract loans and for due and unpaid loan interest; less
•	amounts transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account as the Loan Balance is repaid.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount you have available in cash if you fully surrender the Contract.  We use this amount to determine whether a partial surrender may be taken, whether Contract loans may be taken, and whether a Grace Period starts.  (See "PREMIUMS TO PREVENT LAPSE")  The Cash Surrender Value on the Valuation Day is equal to the Contract Value less any applicable surrender charges and any Loan Balance.  (See "SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE")

COMPANY HOLIDAYS

We are closed on the days that the New York Stock Exchange is closed.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange recognizes holidays that fall on a Saturday on the previous Friday.  We will recognize holidays that fall on a Sunday on the following Monday.

DEATH BENEFIT

As long as the Contract remains in force, we will pay the Death Proceeds upon receipt at the Home Office of satisfactory proof of death of the last surviving Insured plus written direction (from each eligible recipient of Death Proceeds) regarding how to make the death benefit payment, and any other documents, forms and information we need.  We may also require proof of the death of the Insured who died first and may require return of the Contract.  We will pay Death Proceeds in a lump sum, or if you prefer, under a payment option.  (See "PAYMENT OF PROCEEDS" and "PAYMENT OPTIONS")  We will pay Death Proceeds to the Beneficiary.  (See "SELECTING AND CHANGING THE BENEFICIARY")

35

AMOUNT OF DEATH PROCEEDS

The Death Proceeds payable upon the death of the last surviving Insured is equal to the following:

the greater of (1) the death benefit under the Coverage Option selected (calculated as of the date of the last surviving Insured's death) or (2) the Corridor Death Benefit; plus

•	an amount equal to any benefits provided by any optional benefits or riders; plus
•	any Premiums received after the date of death; minus
•	any Loan Balance on that date; minus
•	any past due Monthly Deduction if the death occurred during a Grace Period.

Under certain circumstances, the amount of the death benefit may be further adjusted or the death benefit may not be payable.

The Guaranteed Minimum Death Benefit Option, if in effect, provides a minimum death benefit.  If all or part of the Death Proceeds is paid in one sum, we will pay interest on this sum (as required by applicable state law) from the date of receipt of due proof of the last surviving Insured's death to the date of payment.

TOTAL SUM INSURED, SPECIFIED AMOUNT, ADDITIONAL INSURANCE AMOUNT

The Total Sum Insured, Specified Amount and the Additional Insurance Amount are set at the time the Contract is issued.  The Specified Amount plus the Additional Insurance Amount equals the Total Sum Insured.  The minimum Total Sum Insured is $200,000.  Within the Total Sum Insured minimum, we also require that the minimum Specified Amount be $100,000, while the minimum Additional Insurance Amount is required to be $10,000.  The maximum amount of initial Additional Insurance Amount coverage is four times the Specified Amount at issue.

You may decrease the Total Sum Insured or increase the Additional Insurance Amount as described below.  The Guaranteed Minimum Death Benefit Option only applies to the Specified Amount and not to the Additional Insurance Amount.  Therefore, even if the Guaranteed Minimum Death Benefit Option is in effect, if the Contract Value is insufficient to pay the Monthly Deduction, the Additional Insurance Amount may lapse.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")

COVERAGE OPTIONS

When you apply for the Contract, you may choose one of three Coverage Options, which will be used to determine the death benefit:

•	Option A: death benefit is equal to the Total Sum Insured on the date of death of the last surviving Insured.
•	Option B: death benefit is equal to the Total Sum Insured on the date of death of the last surviving Insured, plus the Contract Value on the date of such death.
•
Option L: death benefit will be the sum of: (1) the Total Sum Insured on the date of death of the last surviving Insured; and (2) the Contract Value on the Contract Anniversary preceding the death of the last surviving Insured multiplied by the applicable Option L death benefit percentage less the Total Sum Insured on that Contract Anniversary. If the amount in (2) of the Option L death benefit calculation is less than zero, then the Option L death benefit will be the amount calculated in (1).

You may also change the Coverage Option, as described below.  However, Coverage Option L is only available at issue.  If a Coverage Option is not specified at the time of application, we will contact your representative to find out which Coverage Option you have selected.

We will increase death benefits under any Coverage Option by any additional benefits provided by riders in force on the date of death of the last surviving Insured, and any Premiums received after the date of death.  We will also refund any cost of insurance charge deducted for the period beyond the date of death.  We will reduce the Death Proceeds by any Loan Balance.

CORRIDOR DEATH BENEFIT

The purpose of the Corridor Death Benefit is to ensure that the amount of insurance we provide meets the definition of life insurance under the Internal Revenue Code.  We calculate the Corridor Death Benefit by multiplying the Contract Value by the appropriate corridor percentage.  The corridor percentages vary by Age, sex, risk class, Specified Amount,

36

Additional Insurance Amount, the number of years coverage has been in effect and any applicable optional benefits or riders.  Please refer to your Contract for further information regarding corridor percentages.

GUARANTEED MINIMUM DEATH BENEFIT OPTION

An optional Guaranteed Minimum Death Benefit Option is available only at issue.  This option is not available if you elect Coverage Option B or if the Joint First to Die Rider is issued.  If you choose this option, it guarantees that we will pay the Specified Amount (less Loan Balance and any past due charges) upon the death of the last surviving Insured, regardless of the Contract's investment performance, if you meet the Guaranteed Minimum Death Benefit Option Premium requirement.  The Guaranteed Minimum Death Benefit Option does not guarantee any Additional Insurance Amount.

The Guaranteed Minimum Death Benefit Option Premium is the amount, which guarantees that the Guaranteed Minimum Death Benefit Option will remain in effect.  Your Contract shows the Guaranteed Minimum Death Benefit Option Premium.  You satisfy the Guaranteed Minimum Death Benefit Option Premium requirement if, on each Monthly Anniversary Day, the cumulative Premiums that you have paid equal or exceed the cumulative Guaranteed Minimum Death Benefit Option Premiums plus any Loan Balance.

"Cumulative Premiums that you have paid" means the amount that is equal to:

•	the sum of all Premiums paid; less
•	the sum of all partial surrenders; with
•
each accumulated at an annual effective interest rate of 4% from the date your Contract is issued to the Monthly Anniversary Day on which the Guaranteed Minimum Death Benefit Option Premium requirement is calculated.

"Cumulative Guaranteed Minimum Death Benefit Option Premiums" is equal to the sum of the Guaranteed Minimum Death Benefit Option Premiums.  Each such Premium is accumulated at an annual effective interest rate of 4% to the Monthly Anniversary Day on which the Guaranteed Minimum Death Benefit Option Premium requirement is calculated.

If you do not meet the Guaranteed Minimum Death Benefit Option Premium requirement, the Guaranteed Minimum Death Benefit Option is in default.  A 61-day notice period begins on the day we mail the notice that the option is in default and informs you of the amount of Premium required to maintain the Guaranteed Minimum Death Benefit Option.  The Premium amount required to prevent default of the option is equal to:

•	the cumulative Guaranteed Minimum Death Benefit Option Premium plus any Loan Balance; less
•	the cumulative paid Premium.

The Guaranteed Minimum Death Benefit Option will terminate if you do not pay sufficient Premium by the end of the notice period.

If the Contract contains any Additional Insurance Amount coverage or any optional benefit riders, then we will also test the Contract to ensure that you have funded the Contract at a sufficient level to support the Additional Insurance Amount or other optional riders.  On each Monthly Anniversary Day we will test the Cash Surrender Value to determine if it is sufficient to cover the Monthly Deduction.  If not, a 61-day notice period begins on the day we mail notice of the amount of Premium required to keep the Additional Insurance Amount and/or any optional riders in effect.  The Premium required to keep the Additional Insurance Amount is equal to the amount, which would provide a Cash Surrender Value equal to three Monthly Deductions.  If we do not receive payment at least equal to the default Premium by the end of the notice period, we will terminate the Additional Insurance Amount and other optional benefit riders.

We do not charge for this option during the first 10 Contract Years.  Beginning in Contract Year 11 we will apply a monthly charge per $1,000 of Specified Amount at issue.  The Guaranteed Minimum Death Benefit Option is not available for:

•	Coverage Option B Contracts;
•	Contracts on which the Additional Insurance Amount exceeds or is scheduled to exceed the Specified Amount; or
•	Contracts which include the Joint First to Die Rider.

The Guaranteed Minimum Death Benefit Option will terminate:

•	upon your request;
•	if you change the Coverage Option to B; or
•	if you increase the Additional Insurance Amount to more than the Specified Amount.

37

You may apply to have the Guaranteed Minimum Death Benefit Option reactivated within two years of termination of such option.  Re-activation requires:

•	Written Notice to restore the option;
•	evidence of insurability of the Insureds satisfactory to us, unless you request re-activation within one year after the beginning of the notice period; and
•	payment of the amount by which the cumulative Guaranteed Minimum Death Benefit Option Premium plus the Loan Balance exceeds the cumulative paid Premiums on the date of re-activation.

On the Monthly Anniversary Day on which the re-activation takes effect, we will deduct from the Contract Value any unpaid Guaranteed Minimum Death Benefit Option charges.  We have the right to deny re-activation of the Guaranteed Minimum Death Benefit Option more than once during the life of the Contract.

EFFECT OF COMBINATIONS OF SPECIFIED AMOUNT AND ADDITIONAL INSURANCE AMOUNT

You should consider the following factors in determining how to allocate coverage in the form of the Specified Amount or in the form of an Additional Insurance Amount:

•	The Specified Amount cannot be increased after issue, while the Additional Insurance Amount may be increased after issue, subject to application and evidence of insurability.
•
The Additional Insurance Amount does not increase the Guaranteed Monthly Premium under a Contract. Accordingly, the amount of compensation paid to the registered representative may be less if coverage is included as Additional Insurance Amount, rather than as Specified Amount.

•
The monthly per thousand charges are only charged on the Specified Amount, not on the Additional Insurance Amount. Therefore, contracts with higher amounts of Additional Insurance Amounts may have greater Contract Values.

•
The Guaranteed Minimum Death Benefit Option covers only the Specified Amount and does not cover the Additional Insurance Amount.  If the Contract Value is insufficient to pay the monthly expenses (including charges for the Additional Insurance Amount) the Additional Insurance Amount and rider coverage will terminate, even though the Specified Amount may stay in effect under the Guaranteed Minimum Death Benefit Option.

Generally, you will incur lower Contract Year charges and have more flexible coverage with respect to the Additional Insurance Amount than with the Specified Amount.  On the other hand, if you wish to take advantage of the Guaranteed Minimum Death Benefit Option, the proportion of the Total Sum Insured that is guaranteed can be increased by taking out a larger part of the coverage as Specified Amount at the time of issue.  The Guaranteed Minimum Death Benefit Option is not available at all if the Additional Insurance Amount exceeds or is scheduled to exceed the Specified Amount at any time.  In such case, it could be to your advantage to increase the amount of coverage applied for at issue as Specified Amount in order that the Guaranteed Minimum Death Benefit Option will be available.  However, if this guarantee is not important to you, you could choose to maximize the proportion of the Additional Insurance Amount.

SIMULTANEOUS DEATH OF BENEFICIARY AND THE LAST SURVIVING INSURED

We will pay Death Proceeds as though the Beneficiary died before the death of the last surviving Insured if:

•	the Beneficiary dies at the same time as or within 15 days of the death of the last surviving Insured; and
•	we have not paid the Death Proceeds to the Beneficiary within this 15-day period.

CHANGES IN DEATH BENEFIT

EFFECT OF INVESTMENT PERFORMANCE ON DEATH BENEFIT

If investment performance is favorable, the amount of the Death Proceeds may increase.  The impact of investment performance will vary depending upon which Coverage Option applies.

•	Under Option A, the Death Proceeds will not usually change for several years to reflect any favorable investment performance and may not change at all.
•	Option B provides a death benefit that varies directly with the investment performance of the Contract Value.
•	Option L provides a death benefit pattern that can be level for several years and then can increase at a particular time that you choose.

38

CHANGES IN COVERAGE OPTION

We have the right to require that no change in Coverage Option occurs during the first Contract Year and that you make no more than one change in Coverage Option in any 12-month period.  After any change, we require the Total Sum Insured be at least $200,000 and the Specified Amount to be at least $100,000.  The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that we receive and accept the request.  We may require satisfactory evidence of insurability.

If the Coverage Option is Option B or Option L, it may be changed to Option A.  The Total Sum Insured will not change.  The effective date of change will be the Monthly Anniversary Day following the date we receive and approve your application for change.

If the Coverage Option is Option A or Option B you may not change it to Option L. Coverage Option L is only available at issue, so no changes to Option L are allowed.

If the Coverage Option is Option A or Option L, you may change it to Option B subject to satisfactory evidence of insurability.  This change will decrease the Total Sum Insured.  The new Total Sum Insured will be the greater of the Total Sum Insured less the Contract Value as of the date of change or $25,000.

If the Coverage Option is changed to B, the Guaranteed Minimum Death Benefit Option, if in effect, will terminate.

We have the right to decline any Coverage Option change that we determine would cause the Contract to not qualify as life insurance under applicable tax laws.

Changes in the Coverage Option may have tax consequences.  You should consult a tax adviser before changing the Coverage Option.

INCREASES IN THE ADDITIONAL INSURANCE AMOUNT

You may make increases to the Additional Insurance Amount through either scheduled annual increases requested at issue or unscheduled increases you request.  The maximum Additional Insurance Amount coverage at issue is four times the Specified Amount.  This coverage may increase to a maximum of eight times the Specified Amount after issue under scheduled annual increases.

Scheduled Increases.  Scheduled increases to the Additional Insurance Amount, subject to our approval, may be based on a flat amount annual increase or a percentage annual increase.  Available percentage increases range from 0-25% of the Additional Insurance Amount.  We will base the percentage increase on the specified percentage of the Additional Insurance Amount at the time the scheduled increase occurs.  Available amounts for a flat amount increase range from 0 - 25% of the Additional Insurance Amount at issue.  The Guaranteed Minimum Death Benefit Option is not available if the Additional Insurance Amount is, or is scheduled to, exceed the Specified Amount.

Unscheduled Increases.  You may request increases to the Additional Insurance Amount other than the scheduled annual increases available at issue.  We have the right to not allow increases in Additional Insurance Amount during the first Contract Year and to allow only one increase in any 12-month period.  The following requirements apply for an unscheduled increase:

•	you must submit an application for the increase;
•	we may require satisfactory evidence of insurability;
•	any requested, unscheduled increase in the Additional Insurance Amount must be at least $10,000;
•	the Insureds' attained Age must be less than the current maximum issue age for the Contracts, as we determine from time to time;
•	a change in Planned Premiums may be advisable;
•	the increase in the Additional Insurance Amount will become effective on the Monthly Anniversary Day on or following the date we approve the request for the increase;
•	if the Additional Insurance Amount is increased to be greater than the Specified Amount, the Guaranteed Minimum Death Benefit Option, if applicable, will terminate.

For both a scheduled and unscheduled increase, if the Cash Surrender Value is at any time insufficient to pay the Monthly Deduction for the Contract, the Additional Insurance Amount and riders will terminate in order to preserve the Guaranteed Minimum Death Benefit Option.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")  Any increase in the Additional Insurance Amount will not affect the surrender charge or the Guaranteed Monthly Premium.  Increases in the

39

Additional Insurance Amount may have tax consequences.  You should consult a tax adviser before increasing the Additional Insurance Amount.

DECREASES IN TOTAL SUM INSURED

You may request a decrease in the Total Sum Insured.  When you make a decrease in Total Sum Insured, we will first reduce any amount of Additional Insurance Amount remaining.  Then we will reduce the Specified Amount.  If the Specified Amount is decreased, the Guaranteed Minimum Death Benefit Option coverage amount will be decreased by the same amount.  Under certain circumstances, a partial surrender will result in a decrease in the Total Sum Insured. (See "PARTIAL SURRENDERS")

We have the right to require that no decreases occur during the first Contract Year and that you make no more than one decrease in any 12-month period.

We require that the Total Sum Insured after any decrease be at least $200,000 and that the Specified Amount be $100,000.  You must provide Written Notice of your request to decrease your Total Sum Insured.  The effective date of the decrease will be the Monthly Anniversary Day following the date we receive your application.

Decreasing the Total Sum Insured may have the effect of decreasing monthly cost of insurance charges.  A decrease in the Total Sum Insured will not affect the surrender charge and will not decrease the Guaranteed Monthly Premium or Guaranteed Minimum Death Benefit Option Premium.  (See "SURRENDER CHARGE")

A decrease in the Total Sum Insured may have adverse tax consequences.  You should consult a tax adviser before decreasing the Total Sum Insured.

SELECTING AND CHANGING THE BENEFICIARY

You select the Beneficiary in your application.  You may change the Beneficiary in accordance with the terms of the Contract.  If you designate a Beneficiary as irrevocable, then you must obtain the Beneficiary's consent to change the Beneficiary.  The Primary Beneficiary is the person entitled to receive the Death Proceeds under the Contract.  If the Primary Beneficiary is not living, the Contingent Beneficiary is entitled to receive the Death Proceeds.  If both Insureds die and there is no surviving Beneficiary, the Owner will be the Beneficiary.

CASH BENEFITS

CONTRACT LOANS

You may borrow from your Contract while the Insured is living by submitting a Written Request to us.  You may also make loans by telephone, facsimile and electronic mail if you have provided proper authorization to us.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  The maximum loan amount available is the Contract’s Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary.  We will process Contract loans as of the date your request is received and approved.  We will send loan Proceeds to you, usually within seven calendar days.  (See "PAYMENT OF PROCEEDS")

Interest.  We will charge interest on any Loan Balance at an annual rate of 6%.  Interest is due and payable at the end of each Contract Year while a loan is outstanding.  If you don't pay interest when due, we add the interest to the loan and it becomes part of the Loan Balance.

Loan Collateral.  When you take a Contract loan, we transfer an amount sufficient to secure the loan out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan Account.  We will reduce the Cash Surrender Value by the amount transferred to the Loan Account.  The loan does not have an immediate effect on the Contract Value.  You can specify the Variable Accounts and/or Fixed Account from which we transfer collateral.  If you do not specify, we will transfer collateral in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total Contract Value in those accounts on the date you make the loan.  On each Contract Anniversary, we will transfer an amount of Cash Surrender Value equal to any due and unpaid loan interest to the Loan Account.  We will transfer due and unpaid interest in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.

We will credit the Loan Account with interest at an effective annual rate of not less than 4%.  Thus, the maximum net cost of a loan is 2% per year.  (The net cost of a loan is the difference between the rate of interest charged on Loan Balance and the amount credited to the Loan Account).  We will add the interest earned on the Loan Account to the Fixed Account.

40

Preferred Loan Provision.  Beginning in the eleventh Contract Year, an additional type of loan is available.  It is called a preferred loan.  For a preferred loan we will credit the amount in the Loan Account securing the preferred loan with interest at an effective annual rate of 6%.  Thus, the net cost of the preferred loan is 0% per year.  The maximum amount available for a preferred loan is the Contract Value fewer Premiums paid.  This amount may not exceed the maximum loan amount.  The preferred loan provision is not guaranteed.

Loan Repayment.  You may repay all or part of your Loan Balance at any time while the Insured is living and the Contract is in force.  Each loan repayment must be at least $10.00.  Loan repayments must be sent to the Home Office and we will credit them as of the date received.  You should clearly mark a loan repayment as such or we will credit it as a Premium.  (Premium Expense Charges do not apply to loan repayments, unlike Unscheduled Premiums.)  When you make a loan repayment, we transfer Contract Value in the Loan Account in an amount equal to the repayment from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account.  Thus, a loan repayment will immediately increase the Cash Surrender Value by the amount transferred from the Loan Account.  A loan repayment does not have an immediate effect on the Contract Value.  Unless you specify otherwise, we will transfer loan repayment amounts to the Subaccounts and the unloaned value in the Fixed Account according to the premium allocation instructions in effect at that time.

Effect of Contract Loan.  A loan, whether or not repaid, will have a permanent effect on the death benefit and Contract Values because the investment results will apply only to the non-loaned portion of the Contract Value.  The longer the loan is outstanding, the greater the effect is likely to be.  Depending on the investment results of the Subaccounts or credited interest rates for the unloaned value in the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.  Loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated.  Loans can (particularly if not repaid) make it more likely than otherwise for a Contract to terminate.

Contract Loans may have tax consequences.  In particular, if your Contract is a "modified endowment contract," Contract loans may be currently taxable and subject to a 10% penalty tax.  Moreover, the tax consequences of preferred loans taken from a Contract that is not a modified endowment contract are uncertain.  In addition, interest paid on Contract loans is generally not deductible.  For a discussion of the tax treatment of Contract loans and the adverse tax consequences if a Contract lapses with loans outstanding, see "TAX CONSIDERATIONS."  You should consult a tax adviser before taking out a Contract Loan.

We will deduct any Loan Balance from any Death Proceeds.  (See "AMOUNT OF DEATH PROCEEDS")

Your Contract will be in default if the Loan Account Value on any Valuation Day exceeds the Contract Value less any applicable surrender charge.  We will send you notice of the default.  You will have a 61-day Grace Period to submit a sufficient payment to avoid termination.  The notice will specify the amount that must be repaid to prevent termination. (See "PREMIUMS TO PREVENT LAPSE")

SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE

You may surrender your Contract at any time for its Cash Surrender Value by submitting a Written Request.  A surrender charge may apply.  (See "SURRENDER CHARGE")  We may require return of the Contract.  We will process a surrender request as of the date we receive your Written Request and all required documents.  We will price a surrender request received in good order before the New York Stock Exchange closes for normal trading using the Accumulation Unit values determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  For requests received in good order after the New York Stock Exchange closes, we will price such surrender request using the Accumulation Unit values determined at the close of the next regular session of the New York Stock Exchange.  Generally we will make payment within seven calendar days.  (See "PAYMENT OF PROCEEDS")  You may receive the Cash Surrender Value in one lump sum or you may apply it to a payment option.  (See "PAYMENT OPTIONS")  Your Contract will terminate and cease to be in force if you surrender it for one lump sum.  You will not be able to reinstate it later.  Surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS")

(In Texas, if you request a surrender within 31 days after a Contract Anniversary, the Cash Surrender Value applicable to the Fixed Account Value will not be less than the Cash Surrender Value applicable to the Fixed Account on that Contract Anniversary, less any Contract loans or partial surrenders made on or after such Anniversary.)

PARTIAL SURRENDERS

You may make partial surrenders under your Contract at any time subject to the conditions below.  You may submit a Written Request or make your request by telephone if you have provided proper authorization to us, and we will assess a

41

partial surrender fee.  (See "PARTIAL SURRENDER FEE" and "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  We will deduct this charge from your Contract Value along with the amount requested to be surrendered.  Each partial surrender (other than by telephone) must be at least $500 and the partial surrender amount (including the partial surrender fee) may not exceed the Cash Surrender Value less $300.  If you make your request by telephone, the partial surrender amount (including the partial surrender fee) must be at least $500 and may not exceed the lesser of the Cash Surrender Value less $300, or the maximum amount we permit to be withdrawn by telephone.

When you request a partial surrender, you can direct how we deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account.  If you provide no directions, we will deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account on a pro rata basis.  Partial surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS")

If Coverage Option A or L is in effect, we will reduce the Contract Value by the partial surrender amount.  We will reduce the Total Sum Insured by the partial surrender amount (including the partial surrender fee) minus the excess, if any, of the death benefit over the Total Sum Insured at the time you make the partial surrender.  If the partial surrender amount (including the partial surrender fee) is less than the excess of the death benefit over the Total Sum Insured, we will not reduce the Total Sum Insured.  If Coverage Option B is in effect, we will reduce the Contract Value by the partial surrender amount and the partial surrender fee.

We have the right to reject a partial surrender request if the partial surrender would reduce the Total Sum Insured below the minimum amount for which the Contract would be issued under our then-current rules.

We will process partial surrender requests as of the date we receive your Written Request or request by telephone.  Generally we will make payment within seven calendar days.  (See "PAYMENT OF PROCEEDS")

PAYMENT OPTIONS

The Contract offers a variety of ways, in addition to a lump sum, for you to receive Proceeds payable.  Payment options are available for use with various types of Proceeds, such as surrender or death.  We summarize these payment options below.  All of these options are forms of fixed benefit annuities, which do not vary, with the investment performance of a separate account.

You may apply Proceeds of $2,000 (this minimum may not apply in some states) or more which are payable under this Contract to any of the following options:

Option 1: Interest Payments.  We will make interest payments to the payee annually or monthly as elected.  We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest paid annually.  You may withdraw the Proceeds and any unpaid interest in full at any time.

Option 2: Installments of a Specified Amount.  We will make annual or monthly payments until the Proceeds plus interest are fully paid.  We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest.  You may withdraw the present value of any unpaid installments at any time.

Option 3: Installments For a Specified Period.  We pay Proceeds in equal annual or monthly payments for a specified number of years.  We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest.  You may withdraw the present value of any unpaid installments at any time.

Option 4: Life Income.  We will pay an income during the payee's lifetime.  You may choose a minimum guaranteed payment period.  One form of minimum guaranteed payment period is the installment refund option, under which we will make payments until the total income payments received equal the Proceeds applied.

Option 5: Joint and Survivor Income.  We will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living.  The minimum guaranteed payment period will be ten years.

Minimum Amounts.  We have the right to pay the total amount of the Contract in one lump sum, if less than $2,000.  If payments under the payment option selected are less than $50, payments may be made less frequently at our option.

Choice of Options You may choose an option by Written Notice during the Insureds' lifetimes.  If a payment option is not in effect at the last surviving Insured’s death, the Beneficiary may make a choice.

42

Even if the death benefit under the Contract is excludible from income, payments under payment options may not be excludible in full.  This is because earnings on the death benefit after the last surviving insured’s death are taxable and payments under the payment options generally include such earnings.  You should consult a tax adviser as to the tax treatment of payments under payment options.

If we have options or rates available on a more favorable basis at the time you elect a payment option, we will apply the more favorable benefits.

PAYMENT OF PROCEEDS

We will usually pay Proceeds within seven calendar days after we receive all the documents required for such a payment.  All documents received must be in good order.  This means that instructions are sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

We determine the amount of the Death Proceeds as of the date of the last surviving Insured's death.  But, we determine the amount of all other Proceeds as of the date we receive the required documents.  We may delay a payment or a transfer request if:

•	The New York Stock Exchange is closed for other than a regular holiday or weekend;
•	trading is restricted by the SEC or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or
•	the SEC, by order, permits postponement of payment to protect Kansas City Life's Contract Owners.

In addition, if, pursuant to SEC rules, the Federated Prime Money Fund II suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the Federated Prime Money Fund II Subaccount until the Fund is liquidated.

If you have submitted a recent check or draft, we have the right to defer payment of partial surrenders, surrenders, Death Proceeds, or payments under a payment option until such check or draft has been honored.  We also reserve the right to defer payment of transfers, partial surrenders, surrenders, loans or Death Proceeds from the Fixed Account for up to six months.  If payment from the Fixed Account is not made within 30 days after receipt of documentation necessary to complete the transaction (or such shorter period required by a particular jurisdiction), we will add interest to the amount paid from the date of receipt of documentation.  The annual rate of interest never will be less than the rate required by the state in which your Contract was delivered.

If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, surrenders, loans of Death Proceeds, until instructions are received from the appropriate regulator.  We also may be required to provide additional information about you or your account to government regulators.

If payment is not made within 30 days after receipt of all documents required for such a payment, we will add interest to the amount paid from the date of receipt of all required documents at 4% or such higher rate required for a particular state.

Legacy Account.  As described below, Kansas City Life will pay Death Proceeds through Kansas City Life's Legacy Accounts.  For each claim, which meets the criteria listed below, Kansas City Life will set up a Legacy Account.  Kansas City Life will forward a Legacy Account checkbook to the Owner or Beneficiary.  The individual Legacy Accounts are managed by a third party administrator and the checks are drawn on a bank separate from the Kansas City Life general account.  The Legacy Accounts pay interest and provide check-writing privileges, which are funded by Kansas City Life.  An Owner or Beneficiary (whichever applicable) has immediate and full access to Proceeds by writing a check on the account.  Kansas City Life pays interest on Death Proceeds from the date of death to the date the Legacy Account is closed, and holds reserves to fund disbursements.  However, the Legacy Accounts are subject to the claims of creditors of Kansas City Life.  In addition, any interest credited to the Legacy Account will be currently taxable to the Owner or Beneficiary in the year in which it is credited.  Kansas City Life may profit from amounts left in a Legacy Account.  Further, the Legacy Accounts are retained asset accounts and are not bank accounts and are not insured, nor guaranteed, by the FDIC or any other government agency.

Kansas City Life will pay Death Proceeds through the Legacy Account when:

•	the Proceeds are paid to an individual; and
•	the amount of Proceeds is $5,000 or more; and
•	the treatment is acceptable in the state in which the claim is made.

43

Any other use of the Legacy Account requires approval of the Company.

UNCLAIMED PROPERTY LAWS

Every state has unclaimed property laws which generally declare a life contract to be abandoned after a period of inactivity of three to five years from its limiting age or date the death benefit is due and payable.  For example, if we are obligated to pay the death benefit or return premiums, but, if after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit or the premiums in a timely manner, the death benefit or the premiums will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records, or to our state of domicile.  This "escheatment" is revocable, however, and the state is obligated to pay the death benefit and the premiums (without interest) if your beneficiary steps forward to claim it within the time required by the state with the proper documentation.  To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change.  Please call 800-616-3670 to make such changes.

REINSTATEMENT OF CONTRACT

If your Contract lapses, you may reinstate it within two years (three years in Arkansas, Kentucky, Minnesota, New Hampshire, Oklahoma, Utah, Virginia, and West Virginia; five years in Missouri and North Carolina) after lapse.  This reinstatement must meet certain conditions, including the payment of the required Premium and proof of insurability.  See your Contract for further information.

TAX CONSIDERATIONS

INTRODUCTION

The following summary provides a general description of the Federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations.  This discussion is not intended as tax advice.  You should consult counsel or other competent tax advisers for more complete information.  This discussion is based upon our understanding of the present Federal income tax laws.  We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE CONTRACT

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code.  Guidance as to how these requirements are to be applied to Contracts insuring the lives of two or more individuals is limited.  Nevertheless, we believe it is reasonable to conclude that the Contracts should satisfy the applicable requirements.  There is necessarily some uncertainty, however, particularly if you pay the full amount of Premiums permitted under the Contract.  If it is subsequently determined that a Contract does not satisfy the applicable requirements, we may take appropriate steps to bring the Contract into compliance with such requirements and we have the right to restrict Contract transactions as necessary in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets.  Although published guidance does not address certain aspects of the Contracts, Kansas City Life believes that the Owner of a Contract should not be treated as the owner of the underlying assets of the Variable Account.  Kansas City Life reserves the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying assets of the Variable Account.

In addition, the Code requires that the investments of each of the Subaccounts must be "adequately diversified" in order for the Contract to be treated as a life insurance contract for Federal income tax purposes.  It is intended that the Subaccounts, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Contract will qualify as a life insurance contract for Federal income tax purposes.

44

TAX TREATMENT OF CONTRACT BENEFITS

In General. We believe that the death benefit under a Contract should be excludable from the gross income of the Beneficiary.  Federal, state and local transfer, and other tax consequences of ownership or receipt of Contract Proceeds depend on the circumstances of each Contract Owner or Beneficiary.  A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Contract Value until there is a distribution.  When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a "Modified Endowment Contract".

Modified Endowment Contracts.  Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts.  Due to the flexibility of the Contracts as to Premiums and benefits, the individual circumstances of each Contract will determine whether it is classified as a MEC.  In general a Contract will be classified as a MEC if the amount of Premiums paid into the Contract causes the Contract to fail the "7-Pay Test."  A Contract will fail the 7-Pay Test if at any time in the first seven Contract years, the amount paid in the Contract exceeds the sum of the level Premiums that would have been paid at that point under a Contract that provided for paid-up future benefits after the payment of seven level annual payments.  In addition, a Contract received in a tax-free exchange for another life insurance contract that was a Modified Endowment Contract will also be classified as a Modified Endowment Contract.

If there is a reduction in the benefits under the Contract at any time, for example, as a result of a partial surrender, the 7-Pay Test will have to be reapplied as if the Contract had originally been issued at the reduced face amount.  If there is a "material change" in the Contract’s benefits or other terms, the Contract may have to be retested as if it were a newly issued Contract.  A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary Premium.  Unnecessary Premiums are Premiums paid into the Contract which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Contract years.  To prevent your Contract from becoming a MEC, it may be necessary to limit Premium Payments or to limit reductions in benefits.  A current or prospective Contract Owner should consult a tax advisor to determine whether a Contract transaction will cause the Contract to be classified as a MEC.

Distributions (Other Than Death Benefits) from Modified Endowment Contracts.  Contracts classified as Modified Endowment Contracts are subject to the following tax rules:

•
All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Contract only after all gain has been distributed.

•	Loans taken from or secured by a Contract classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.
•
A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained Age 59½ or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary or designated Beneficiary.

If the Contract becomes a Modified Endowment Contract, distributions that occur during the Contract year will be taxed as distributions from a Modified Endowment Contract.  In addition, distributions from a Contract within two years before it becomes a Modified Endowment Contract may be taxed in this manner.  This means that a distribution made from a Contract that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions (Other Than Death Benefits) From Contracts That Are Not Modified Endowment Contracts.  Distributions (other than death benefits) from a Contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner's investment in the Contract and only after the recovery of all investment in the Contract as taxable income.  However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance contract for Federal income tax purposes if Contract benefits are reduced during the first 15 Contract years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Contract that is not a Modified Endowment Contract are generally not treated as distributions.  However, the tax consequences associated with preferred loans are less clear and you should consult a tax adviser about such loans.

45

Finally, neither distributions from nor loans from or secured by a Contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Contract.  Your investment in the Contract is generally your aggregate Premiums.  When a distribution is taken from the Contract, your investment in the Contract is reduced by the amount of the distribution that is tax-free.

Contract Loans.  In general, interest on a Contract loan will not be deductible.  If a Contract loan is outstanding when a Contract is canceled or lapses, the amount of the outstanding Loan Balance will be added to the amount distributed and will be taxed accordingly.  Before taking out a Contract loan, you should consult a tax adviser as to the tax consequences.

Withholding.  To the extent that Contract distributions are taxable, they are generally subject to withholding for the recipient’s federal tax liability.  Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations.  The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies.  In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence.  Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents.  Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

Life Insurance Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Multiple Contracts.  All Modified Endowment Contracts that are issued by Kansas City Life (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

Continuation of the Contract Beyond Age 100.  The tax consequences of continuing the Contract beyond the younger Insured’s 100th year are unclear.  You should consult a tax adviser if you intend to keep the Contract in force beyond the younger Insured’s 100th year.

Business Uses of the Contracts.  The Contracts can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others.  The tax consequences of such arrangements may vary depending on the particular facts and circumstances.  If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.  Moreover, Congress has over the years adopted new rules relating to life insurance owned by businesses.  Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.

Employer-owned Life Insurance Contracts.  Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the Premiums paid for such contract (although certain exceptions may apply in specific circumstances).  An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect Beneficiary under such contract.  It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j).  These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006.  A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Contracts.  If a Contract is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code section 264, even where such entity’s indebtedness is in no way connected to the Contract.  In addition, under section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Contract, this Contract could be treated as held by the business for purposes of the section 264(f) entity-holder rules.  Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an Owner or holder of a Contract, or before a business (other than a sole proprietorship) is made a Beneficiary of a Contract.

46

Contract Split Option.  The Contract split option rider permits a Contract to split into two individual Contracts.  It is not clear whether exercising the Contract split rider will be treated as a taxable transaction or whether the individual Contracts that result would be classified as Modified Endowment Contracts.  A tax advisor should be consulted before exercising the Contract Split Option.

Guidance on Split Dollar Plans.  The IRS has issued guidance on split dollar insurance plans.  A tax advisor should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Contract for a split dollar insurance plan.

Additionally, the Sarbanes-Oxley Act of 2002 (the "Act"), prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.  Any affected business contemplating the payment of a Premium on an existing Contract, or the purchase of a new Contract, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Estate, Gift and Generation-Skipping Transfer Taxes.  The transfer of the Contract or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes.  For example, when the Insured dies, the Death Proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Contract.  If the Owner was not the Insured, the fair market value of the Contract would be included in the Owner’s estate upon the Owner’s death.  The Contract would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner.  Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Contract ownership and distributions under federal, state and local law.  The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Contract Proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

For 2015, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,430,000 and 40%, respectively.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax on Investment Income. Beginning in 2013, a 3.8% tax may be applied to some or all of the taxable portion of some distributions from life insurance contracts (such as payments under certain settlement options) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.)  Please consult a tax advisor for more information.

Alternative Minimum Tax.  There may also be an indirect tax upon the income in the Contract or the Proceeds of a Contract under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.

Foreign Tax Credits.  We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

47

OUR INCOME TAXES

At the present time, we make no charge for any Federal, state or local taxes (other than the Premium Expense Charge) that we incur that may be attributable to the Subaccounts or to the Contracts.  We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the Subaccounts or the Contracts.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes).  These taxes are not now significant and we are not currently charging for them.  If they increase, we may deduct charges for such taxes.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise.  Consult a tax adviser with respect to legislative developments and their effect on the Contract.

OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE

SALE OF THE CONTRACTS

We have entered into a Distribution Agreement with our affiliate, Sunset Financial Services, Inc., for the distribution and sale of the Contracts.  Sunset Financial sells the Contracts through its registered representatives.  Sunset Financial also may enter into selling agreements with other broker-dealers ("selling firms") that in turn may sell the Contracts through their registered representatives.

We pay commissions to Sunset Financial for the sale of the Contracts by its registered representatives as well as selling firms.  The maximum commissions payable for sales by Sunset Financial are:  120% of Premiums up to one target Premium and 2% of Premiums above that amount paid in the first Contract year; 2% of target Premium in Contract years 2 through 10; and 1% of target Premium paid in Contract Years thereafter.  There is an asset based trail commission of 0.15% of the account value in years eight and beyond.  When policies are sold through other selling firms, the commissions paid to such selling firms do not exceed the amounts described above payable to Sunset Financial.  For Premiums received following an increase in Specified Amount, commissions on such Premiums are paid based on the target Premium for the increase in accordance with the commission rates described above.  We also pay commissions for substandard risk and rider Premiums based on our rules at the time of payment.  Sunset Financial may pay additional compensation from its own resources to selling firms based on the level of Contract sales or Premium Payments.

Sunset Financial passes through commissions it receives and does not retain any override as principal underwriter for the Contracts.  However, under the Distribution Agreement with Sunset Financial, we pay the following sales expenses:  registered representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts.  We also pay for Sunset Financial’s operating and other expenses.  Sunset Financial registered representatives and their managers are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Kansas City Life offers.  These programs include conferences, seminars, meals, entertainment, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements.  Sales of the Contracts may help registered representatives and their managers qualify for such benefits.  Because they are also appointed insurance agents of Kansas City Life, Sunset Financial registered representatives may receive other payments from Kansas City Life for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

Other selling firms may share commissions and additional amounts received for sales of the Contracts with their registered representatives in accordance with their programs for compensating registered representatives.  These programs may also include other types of cash and non-cash compensation and other benefits.  Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

American Century® Variable Portfolios II, Inc., Columbia Funds Series Trust I, Columbia Funds Series Trust II, Federated Insurance Series, Fidelity® Variable Insurance Products Contrafund® Portfolio, Fidelity® Variable Insurance Products, and Franklin Templeton Variable Insurance Products Trust each have adopted a Distribution Plan in connection with its 12b-1 shares, and each, under its respective agreement with Sunset Financial, currently pays Sunset Financial fees in consideration of distribution services provided and expenses incurred in the performance of Sunset Financial’s obligations under such agreements.  All or some of these payments may be passed on to selling firms that have entered into a selling

48

agreement with Sunset Financial.  The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets.  Under the Distribution Plan, fees ranging up to 0.25% of Variable Account assets invested in the Funds are paid to Sunset Financial for its distribution-related services and expenses under such agreement.

Commissions and other incentives or payment described above are not charged directly to Contract owners or the Variable Account.  However, commissions and other incentives or payments described above are reflected in the fees and charges that Contract Owners do pay directly or indirectly

TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS

You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:

•	transfer of Contract Value;
•	change in premium allocation;
•	change in dollar cost averaging;
•	change in portfolio rebalancing; or
•	Contract loan.

In addition, you may make a partial surrender request by telephone if you provided proper authorization to us.

We may suspend these privileges at any time if we decide that such suspension is in the best interests of Contract Owners.

We accept Written Requests transmitted by facsimile, but reserve the right to require you to send us the original Written Request.

Electronic mail requests that are received at customerservice@kclife.com before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes for normal trading (currently, 3:00 p.m. Central Time), we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange.  If an incomplete request is received, we will notify you as soon as possible by return e-mail.  Your request will be honored as of the Valuation Day when all required information is received.

Requests can also be made by accessing your account on the Internet at http://www.kclife.com.  Requests received before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange.  If any of the fields are left incomplete, the request will not be processed and you will receive an error message.  Your request will be honored as of the Valuation Day when all required information is received.  You will receive a confirmation in the mail of the changes made within five days of your request.

We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or email are genuine.  If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.

The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.  The procedures we will follow for facsimile and email communications include verification of Contract number, social security number and date of birth.

Telephone, facsimile, electronic mail systems and the website may not always be available.  Any telephone, facsimile, electronic mail system or Internet connection, whether it is yours, your service provider’s, your registered representative’s, or ours, can experience outages or slowdowns for a variety of reasons.  These outages may delay or prevent our processing of your request.  Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.  If you are experiencing problems, you should make your request by writing to our Home Office.

49

LITIGATION

The life insurance industry, including Kansas City Life, has been subject to an increase in litigation in recent years.  Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages.

Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, would have no material effect on the Company’s business, results of operations or financial position.

CYBER SECURITY

Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners.  As a result, our business is potentially susceptible to operational and information security risks resulting from a cyber-attack.  These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information.  Cyber-attacks affecting us, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value.  For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage.  Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value.  There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

CHANGE OF ADDRESS NOTIFICATION

To protect you from fraud and theft, Kansas City Life may verify any changes you request by sending a confirmation of the change to both your old and new addresses.  Kansas City Life may also call you to verify the change of address.

FINANCIAL STATEMENTS

Kansas City Life's financial statements and the financial statements for the Variable Account are included in the Statement of Additional Information.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that Kansas City Life’s invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value.  Factors that may affect the overall default rate on and fair value of  Kansas City Life’s invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants.  Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.

50

DEFINITIONS

Accumulation Unit	An accounting unit used to measure the net investment results of each of the Subaccounts.

Additional Insurance Amount
The amount of insurance coverage under the Contract which is not part of the Specified Amount.  The Guaranteed Minimum Death Benefit Option, if elected, does not guarantee the Additional Insurance Amount.

Age	The Age of each Insured on their last birthday as of each Contract Anniversary. The Contract is issued at the Age shown in the Contract.

Allocation Date
The date we apply the initial Premium to your Contract.  We allocate this Premium to the Federated Prime Money Fund II Subaccount where it remains until the Reallocation Date.  The Allocation Date is the later of the date we approve your application or the date we receive the initial Premium at our Home Office.

Beneficiary	The person you have designated to receive any Proceeds payable at the death of the last surviving Insured.

Cash Surrender Value	The Contract Value less any applicable surrender charge and any Loan Balance.

Contract Anniversary	The same day and month as the Contract Date each year that the Contract remains in force.

Contract Date	The date on which coverage takes effect. Contract Months, Years and Anniversaries are measured from the Contract Date.

Contract Value	Measure of the value in your Contract. It is the sum of the Variable Account Value and the Fixed Account Value which includes the Loan Account Value.

Contract Year	Any period of twelve months starting with the Contract Date or any Contract Anniversary.

Corridor Death Benefit
A death benefit under the Contract designed to ensure that in certain situations the Contract will not be disqualified as a life insurance contract under section 7702 of the Internal Revenue Code, as amended.  The Corridor Death Benefit is calculated by multiplying the Contract Value by the applicable corridor percentage.

Coverage Options	Death benefit options available which affect the calculation of the death benefit. Three Coverage Options (A, B or L) are available.

Death Proceeds	The amount of Proceeds payable upon the death of the last surviving Insured.

Fixed Account Value	Measure of value accumulating in the Fixed Account.

Grace Period
A 61-day period we provide when there is insufficient value in your Contract and at the end of which the Contract will terminate unless you pay sufficient additional Premium.  This period of time gives you the chance to pay enough Premiums to keep your Contract in force.

Guaranteed Minimum Death Benefit Option
An optional benefit, available only at issue of the Contract.  If elected, it guarantees payment of the Specified Amount less the Loan Balance and any past due charges upon the death of the last surviving Insured, provided you meet the Guaranteed Minimum Death Benefit Option Premium requirement.

51

Guaranteed Minimum Death Benefit Option Premium	The amount we require to guarantee that the Guaranteed Minimum Death Benefit Option remains in effect.

Guaranteed Monthly Premium	A Premium amount which when paid guarantees that your Contract will not lapse during the Guaranteed Payment Period.

Guaranteed Payment Period	The period of time during which we guarantee that your Contract will not lapse if you pay the Guaranteed Monthly Premiums.

Home Office
When the term "Home Office" is used in this prospectus in connection with transactions under the Contract, it means our Variable Administration office.  Transaction requests and other types of Written Notices should be sent to P.O. Box 219364, Kansas City, Missouri 64121-9364.  The telephone number at our Variable Administration office is 800-616-3670.

Insureds	The two persons whose lives we insure under the Contract.

Loan Account	The Loan Account is used to track loan amounts and accrued interest on the loan. It is part of the Fixed Account.

Loan Account Value	Measure of the amount of Contract Value assigned to the Loan Account.

Loan Balance	The sum of all outstanding Contract loans plus accrued interest.

Maturity Date	The date when death benefit coverage terminates and we pay you any Cash Surrender Value.

Monthly Anniversary Day	The day of each month as of which we make the Monthly Deduction. It is the same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Monthly Deduction
The amount we deduct from the Contract Value to pay the cost of insurance charge, monthly expense charges, any applicable Guaranteed Minimum Death Benefit Option charge, and any charges for optional benefits and/or riders.  We make the Monthly Deduction as of each Monthly Anniversary Day.

Net Investment Factor	An index used to measure Subaccount performance.

Owner, You, Your	The person entitled to exercise all rights and privileges of the Contract.

Planned Premiums	The amount and frequency of Premiums you chose to pay in your last instructions to us. This is the amount we will bill you. It is only an indication of your preferences of future Premiums.

Premium Expense Charges	The amounts we deduct from each Premium which include the Sales Charge and the Premium Tax Charge.

Premium(s)/Premium Payment(s)	The amount you pay to purchase the Contract. It includes both Planned Premiums and Unscheduled Premiums.

Proceeds	The total amount we are obligated to pay.

Reallocation Date
The date as of which the Contract Value we initially allocated to the Federated Prime Money Fund II Subaccount on the Allocation Date is re-allocated to the Subaccounts and/or to the Fixed Account.  We re-allocate the Contract Value based on the premium allocation percentages you specify in the application.  The Reallocation Date is 30 days after the Allocation Date.

52

Specified Amount	The Total Sum Insured less any Additional Insurance Amount provided under the Contract.

Subaccounts	The divisions of the Variable Account. The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund.

Subaccount Value	Measure of the value in a particular Subaccount.

Total Sum Insured	The sum of the Specified Amount and any Additional Insurance Amount provided under the Contract. This amount does not include any additional benefits provided by riders.

Unscheduled Premium	Any Premium other than a Planned Premium.

Valuation Day
Each day the New York Stock Exchange is open for business.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange and Kansas City Life recognize holidays that fall on a Saturday on the previous Friday.  Kansas City Life will recognize holidays that fall on a Sunday on the following Monday.

Valuation Period
The interval of time beginning at the close of normal trading on the New York Stock Exchange on one Valuation Day and ending at the close of normal trading on the New York Stock Exchange on the next Valuation Day.  Currently, the close of normal trading is at 3 p.m. Central Time.  The term "Valuation Period" is used in this prospectus to specify, among other things, when a transaction order or request is deemed to be received by us at our Variable Administration office.

Variable Account Value	The Variable Account Value is equal to the sum of all Subaccount Values of a Contract.

We, Our, Us, Kansas City Life	Kansas City Life Insurance Company

Written Notice/Written Request
A Written Notice or Written Request in a form satisfactory to us that is signed by the Owner and received at the Home Office.  Under certain circumstances as described in this Prospectus, Written Notice/Written Request may be satisfied by telephone, facsimile, electronic mail and Internet.

53

APPENDIX A

Surrender Charge Percentages of Initial Surrender Charge Factor

Surrender Charge Percentages of Initial Surrender Charge Factors End of Contract Year
Do not grade between Years 10-11

Year	Percentage

1	100%
2	87%
3	79%
4	70%
5	60%
6	50%
7	40%
8	30%
9	20%
10	10%
11+	0%

54

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE	1
ADDITIONAL CONTRACT INFORMATION	1
SPECIALIZED USES OF THE CONTRACT	1
INCONTESTABILITY	1
SUICIDE EXCLUSION	1
MISSTATEMENT OF AGE OR SEX	1
ASSIGNMENT	2
REDUCED CHARGES FOR ELIGIBLE GROUPS	2
ADDITIONAL PREMIUM INFORMATION	2
GENERALLY	2
PLANNED PREMIUM PAYMENTS	2
PREMIUM PAYMENTS TO PREVENT LAPSE	2
UNDERWRITING REQUIREMENTS	3
SALE OF THE CONTRACT	3
PERFORMANCE DATA	4
YIELDS AND TOTAL RETURNS	4
MONEY MARKET SUBACCOUNT YIELDS	4
TOTAL RETURNS	5
OTHER INFORMATION	5
RESOLVING MATERIAL CONFLICTS	5
MINIMUM GUARANTEED AND CURRENT INTEREST RATES	6
LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS	6
REPORTS TO CONTRACT OWNERS	6
EXPERTS	6
LEGAL MATTERS	7
ADDITIONAL INFORMATION	7
FINANCIAL STATEMENTS	7

The Statement of Additional Information contains additional information about the Variable Account and Kansas City Life, including more information concerning compensation paid for the sale of Contracts.  To learn more about the Contract, you should read the Statement of Additional Information dated the same date as this Prospectus.  You may obtain a copy of the Statement of Additional Information, personalized illustrations of death benefits, net cash surrender values and cash values, without charge, by calling 1-800-616-3670 or by writing to us at Kansas City Life Insurance Company, 3520 Broadway, P.O. Box 219364, Kansas City, Missouri 64121-9364.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally a part of this Prospectus.  The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the Contract.  Information about us and the Contract (including the Statement of Additional Information) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC  20549.  Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-09080

55

Kansas City Life Insurance Company

3520 Broadway

P.O. Box 219364

Kansas City, Missouri 64121-9364

(800) 616-3670

Statement of Additional Information

Kansas City Life Variable Life Separate Account

Flexible Premium Survivorship Variable Universal Life Insurance Contract

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the flexible premium survivorship variable universal life insurance contract (the "Contract") we offer. This Statement of Additional Information is not a Prospectus and you should read it only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds.  The Prospectus is dated the same as this Statement of Additional Information. You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.

The date of this Statement of Additional Information is May 1, 2015.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE	1
ADDITIONAL CONTRACT INFORMATION	1
SPECIALIZED USES OF THE CONTRACT	1
INCONTESTABILITY	1
SUICIDE EXCLUSION	1
MISSTATEMENT OF AGE OR SEX	1
ASSIGNMENT	2
REDUCED CHARGES FOR ELIGIBLE GROUPS	2
ADDITIONAL PREMIUM INFORMATION	2
GENERALLY	2
PLANNED PREMIUM PAYMENTS	2
PREMIUM PAYMENTS TO PREVENT LAPSE	2
UNDERWRITING REQUIREMENTS	3
SALE OF THE CONTRACT	3
PERFORMANCE DATA	4
YIELDS AND TOTAL RETURNS	4
MONEY MARKET SUBACCOUNT YIELDS	4
TOTAL RETURNS	5
OTHER INFORMATION	5
RESOLVING MATERIAL CONFLICTS	5
MINIMUM GUARANTEED AND CURRENT INTEREST RATES	6
LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS.	6
REPORTS TO CONTRACT OWNERS	6
EXPERTS	6
LEGAL MATTERS	7
ADDITIONAL INFORMATION	7
FINANCIAL STATEMENTS	7

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE

Established in 1895 in Kansas City, Missouri, Kansas City Life Insurance Company serves policyholders in 48 states and the District of Columbia, except New York and Vermont. Kansas City Life offers a wide variety of product lines that include universal life, term life, interest sensitive whole life, annuities and group products. The company and its subsidiaries reach a wide range of markets with financial services that include insurance and investments.

ADDITIONAL CONTRACT INFORMATION

SPECIALIZED USES OF THE CONTRACT

Because the Contract provides for an accumulation of cash value as well as a death benefit, the Contract can be used for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Subaccounts to which Variable Account Value is allocated is poorer than expected or if sufficient Premiums are not paid, the Contract may lapse or may not accumulate enough value to fund the purpose for which you purchased the Contract. Partial surrenders and Contract loans may significantly affect current and future values and Proceeds. A loan may cause a Contract to lapse, depending upon Subaccount investment performance and the amount of the loan. Before purchasing a Contract for a specialized purpose, you should consider whether the long-term nature of the Contract is consistent with the purpose for which you are considering it. Using a Contract for a specialized purpose may have tax consequences. (See “TAX CONSIDERATIONS” in the Prospectus.)

INCONTESTABILITY

After the Contract has been in force during the Insureds’ lifetime for two years from the Contract Date, we may not contest it unless it lapses.

We will not contest any increase in the Additional Insurance Amount after the increase has been in force during the Insureds’ lifetime for two years following the effective date of the increase (we will not contest any increase in the Specified Amount in Wyoming) unless the Contract lapses.

If a Contract lapses and is reinstated, we cannot contest the reinstated Contract after it has been in force during the Insureds’ lifetime for two years from the date of the reinstatement application unless the Contract lapses.

SUICIDE EXCLUSION

If either Insured dies by suicide, while sane or insane, within two years of the Contract Date (one year in Colorado, Missouri, and North Dakota), the amount payable will be equal to the Contract Value less any Loan Balance.

If either Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Additional Insurance Amount (one year in Colorado, Missouri, and North Dakota), the amount payable associated with such increase will be limited to the cost of insurance charges associated with the increase.

MISSTATEMENT OF AGE OR SEX

If it is determined that the Age or sex of the Insured as stated in the Contract is not correct, while the Contract is in force and either or both the Insureds’ are alive, we will adjust the Contract Value. The adjustment will be the difference between the following amounts accumulated at 4% interest annually (unless otherwise required by state law). The two amounts are:

•	the cost of insurance deductions that have been made; and
•	the cost of insurance deductions that should have been made.

If after the death of the last surviving Insured while this Contract is in force, it is determined the Age or sex of either Insured as stated in the Contract is not correct, the death benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct Age and sex would have provided plus the Contract Value on the date of death (not applicable in Indiana).

1

ASSIGNMENT

You may assign the Contract in accordance with its terms. In order for any assignment to bind us, it must be in writing and filed at the Home Office. When we receive a signed copy of the assignment, your rights and the interest of any Beneficiary (or any other person) will be subject to the assignment. We assume no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Loan Balance. We will send notices to any assignee we have on record concerning amounts required to be paid during a Grace Period in addition to sending these notices to you. An assignment may have tax consequences.

REDUCED CHARGES FOR ELIGIBLE GROUPS

We may reduce the sales and administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity. We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses. We will make any reductions in accordance with our rules in effect at the time of the application. The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:

•	nature of the association and its organizational framework;
•	method by which sales will be made to the members of the class;
•	facility with which Premiums will be collected from the associated individuals;
•	association’s capabilities with respect to administrative tasks;
•	anticipated persistency of the Contract;
•	size of the class of associated individuals;
•	number of years the association has been in existence; and
•	any other such circumstances which justify a reduction in sales or administrative expenses.

Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Contract holder.

ADDITIONAL PREMIUM INFORMATION

GENERALLY

Premium Payments must be made by check payable to Kansas City Life Insurance Company or by any other method that Kansas City Life deems acceptable. Kansas City Life may specify the form in which a Premium Payment must be made in order for the Premium to be in “good order.” Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a Premium to be received in “good order,” it must be accompanied by all required supporting documentation, in whatever form required.

PLANNED PREMIUM PAYMENTS

Each Premium after the initial Premium must be at least $25. Kansas City Life may increase this minimum limit 90 days after sending the Owner a Written Notice of such increase. Subject to the limits described in the Prospectus, the Owner can change the amount and frequency of Planned Premium Payments by sending Written Notice to the Home Office. Kansas City Life, however, reserves the right to limit the amount of a Premium Payment or the total Premiums paid, as discussed in the Prospectus.

PREMIUM PAYMENTS TO PREVENT LAPSE

Failure to pay Planned Premium Payments will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premium Payments will not guarantee that a Contract will not lapse. The conditions that will result in the Owner’s Contract lapsing will vary, as follows, depending on whether a Guaranteed Payment Period is in effect.

•
During the Guaranteed Payment Period. A grace period starts if on any Monthly Anniversary Day the Cash Surrender Value is less than the amount of the Monthly Deduction and the accumulated Premiums paid as of the Monthly Anniversary Day are less than required to guarantee the Contract will not lapse during the Guaranteed Payment Period.  The Premium required to keep the Contract in force will be an amount equal to the lesser of:  (1) the

2

amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated Premiums paid; and (2) an amount sufficient to provide a cash surrender value equal to three Monthly Deductions.

•
After the Guaranteed Payment Period. A grace period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. A Premium sufficient to provide a cash surrender value equal to three Monthly Deductions must be paid during the grace period to keep the Contract in force.

UNDERWRITING REQUIREMENTS

Kansas City Life currently places Insureds into one of the four risk classes, based on underwriting:  Preferred Tobacco, Standard Tobacco, Standard Non-tobacco, or Preferred Non-tobacco.  An Insured may be placed in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco or Standard Non-tobacco classes.  In an otherwise identical Contract, an Insured in the standard risk class will have a lower cost of insurance rate than an Insured in a substandard risk class.  The available Issue Ages are 20-85 for all rate classes.

•
Non-Tobacco Insureds will generally incur lower cost of insurance rates than Insureds who are classified as Preferred Tobacco or Standard Tobacco.  If an Insured does not qualify as a non-tobacco cost of insurance rates will remain as shown in the Contract. However, if the Insured does qualify as a non-tobacco, the cost of insurance rates will be changed to reflect the non-tobacco classification.

•
We may place an Insured into a substandard risk class for a temporary period of time, due to occupation, avocation or certain types of health conditions.  We also may place an Insured into a substandard risk class permanently.  These permanent ratings can be reviewed after the policy has been inforce for 2 years.

SALE OF THE CONTRACT

Effective January 1, 2009, the Contract is no longer offered for sale.

We offer the Contracts to the public through Sunset Financial Services, Inc. (“Sunset Financial”).

Sunset Financial is responsible for distributing the Contracts pursuant to an Underwriting Agreement with us.  Sunset Financial serves as principal underwriter for the Contracts.  Sunset Financial, incorporated in the state of Washington on April 23, 1964, is a wholly owned subsidiary of Kansas City Life Insurance Company, and has its principal business address at P.O. Box 219365, Kansas City, Missouri  64121-9364.  Sunset Financial is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the “1934 Act”), and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  Sunset Financial is a member of the Securities Investor Protection Corporation.

Sunset Financial offers the Contracts through its registered representatives.  Sunset Financial may also enter into selling agreements with other broker-dealers for sales of the Contracts through their registered representatives. Registered representatives must be licensed as insurance agents and appointed by us.

We pay commissions to Sunset Financial for sales of the Contracts, which Sunset Financial shares with its registered representatives and also with selling firms who have entered into selling agreements.

Sunset Financial received sales compensation with respect to all variable contracts in the following amounts during the periods indicated:

Fiscal Year	Aggregate Amount of Commissions Paid to Sunset Financial*	Aggregate Amount of Commissions Retained by Sunset Financial After Payments to its Registered Persons and Other Broker-Dealers
2012	$1,774,007.00	$188,084.00
2013	$1,853,606.00	$135,891.00
2014	$2,358,409.00	$106,643.00
* Includes sales compensation paid to registered persons of Sunset Financial.

3

PERFORMANCE DATA

YIELDS AND TOTAL RETURNS

From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance.  Effective yields and total returns for a Subaccount are based on the investment performance of the corresponding Portfolio of a Fund. A Portfolio’s performance reflects the Portfolio’s expenses. See the prospectuses for the Funds.

In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Subaccounts. Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor’s Composite Index of 500 stocks, a widely used measure of stock performance. We may also report other information, including the effect of tax-deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio’s investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying Portfolio in which a Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations, which illustrate variations of Contract Values, Cash Surrender Values and death benefits under your Contract.

MONEY MARKET SUBACCOUNT YIELDS

The current yield of the Federated Prime Money Fund II (“Money Market Subaccount”) refers to the annualized investment income generated by an investment in the Money Market Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment; it is calculated in a manner which does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the underlying Portfolio or on its portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one Accumulation Unit in the Money Market Subaccount at the beginning of the period, dividing the net change in Money Market Subaccount Value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net investment income of the Portfolio attributable to the hypothetical account; and (2) “common” charges and deductions (as explained below) imposed under the Contract which are attributable to the hypothetical account.

The effective yield of the Money Market Subaccount determined on a compounded basis for the same seven-day period may also be quoted.  The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The Money Market Subaccount’s yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the underlying Portfolio, the types of quality of portfolio securities held by the underlying Portfolio, and the underlying Portfolio’s operating expenses. During extended periods of low interest rates, the yields of the Money Market Subaccount (or any Subaccount investing in a money market portfolio) may also become extremely low and possibly negative. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period.

4

TOTAL RETURNS

The total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. For periods prior to the date a Subaccount commenced operations, performance information for Contracts funded by that Subaccount may also be calculated based on the performance of the corresponding Portfolio and the assumption that the Subaccount was in existence for the same periods as those indicated for the Portfolio, with the current level of Contract charges.  The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period.

Until a Subaccount has been in operation for 1, 5, and 10 years, respectively, we will include quotes of average annual total return for the period measured from the Subaccount’s inception. When a Subaccount has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the Subaccounts may include information for the period before any policies were registered under the Securities Act of 1933, from the inception of the Subaccounts, with the level of Contract charges currently in effect.

Average annual total returns reflect total underlying Portfolio expenses and certain Contract fees and charges assumed to apply to all Contract owners, including the mortality and expense risk charge (“Common Charges”).  However, charges such as cost of insurance charges, which are based on certain factors, such as the Insureds' age, sex, number of completed Contract years, Total Sum Insured, and risk class, and which therefore vary with each Contract, are not reflected in average annual total returns, nor are the Premium expense charge or any charges assessed on surrender, partial surrender, or transfer (“Non-Common Charges”). If Non-Common Charges were deducted, performance would be significantly lower.

Because of the charges and deductions imposed under a Contract, performance data for the Subaccounts will be lower than performance data for their corresponding Portfolios. The performance of a Subaccount will be affected by expense reimbursements and fee waivers applicable to the corresponding Portfolio. Without these reimbursements and waivers, performance would be lower.

Performance for any given past period is not an indication or representation of future performance. The performance of each Subaccount will fluctuate on a daily basis.

From time to time, sales literature or advertisements may also quote average annual total returns for periods prior to the date a Subaccount commenced operations. This performance information for the Subaccounts will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges currently in effect.

From time to time, sales literature or advertisements may also quote average annual total returns for the underlying Funds that reflect all underlying Fund fees and expenses, but do not reflect the deduction of Contract-level expenses (either Common Charges or Non-Common Charges).  Because of the charges and deductions imposed under the Contract, performance data for the Subaccounts will be lower than performance data for their corresponding Funds.

OTHER INFORMATION

RESOLVING MATERIAL CONFLICTS

The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.

We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under section 401 of the

5

Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the Funds for more information.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

We guarantee to credit the Fixed Account Value with a minimum 4% effective annual interest rate. We intend to credit the Fixed Account Value with current interest rates in excess of the 4% minimum, but we are not obligated to do so. Current interest rates are influenced by, but don’t necessarily correspond to, prevailing general market interest rates. We will determine current interest rates. You assume the risk that the interest we credit may not exceed the guaranteed rate. Since we anticipate changing the current interest rate from time to time, we will credit different allocations with different interest rates, based upon the date amounts are allocated to the Fixed Account. We may change the interest rate credited to allocations from Premiums or new transfers at any time. We will not change the interest rate more than once a year on amounts in the Fixed Account.

For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first-out (“LIFO”) method. We may change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4%.  We may also shorten the period for which the interest rate applies to less than a year (except for the year in which an amount is received or transferred).

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS.

Cost of insurance rates for Contracts generally distinguish between males and females. Thus, Premiums and benefits under Contracts covering males and females of the same Age will generally differ. (In some states, the cost of insurance rates don't vary by sex.)

We also offer Contracts that don’t distinguish between male and female rates where required by state law. Employers and employee organizations considering purchase of a Contract should consult with their legal advisers to determine whether purchase of a Contract based on sex-distinct cost of insurance rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We will make available to such prospective purchasers Contracts with cost of insurance rates that don’t distinguish between males and females.

REPORTS TO CONTRACT OWNERS

At least once each Contract Year, we will send you a report showing updated information about the Contract since the last report, including any information required by law. We will also send you an annual and semi-annual report for each Fund or Portfolio underlying a Subaccount to which you have allocated Contract Value. This will include a list of the securities held in each Fund, as required by the 1940 Act. In addition, we will send you written confirmation of all Contract transactions.

EXPERTS

The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2014 and 2013 and for each of the years in the three-year period ended December 31, 2014; the statement of net assets of the Kansas City Life Variable Life Separate Account (Variable Account) as of December 31, 2014, and the related statement of operations for the period or year then ended, the statements of changes in net assets for each of the periods or years in the two-year period then ended, and financial highlights for each of the periods or years in the five-year period then ended; have been included herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

6

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws. A. Craig Mason Jr., General Counsel of Kansas City Life has passed on matters of Missouri law pertaining to the Contracts, including our right to issue the Contracts and our qualification to do so under applicable laws and regulations.

ADDITIONAL INFORMATION

We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This Prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

FINANCIAL STATEMENTS

The following financial statements for Kansas City Life Insurance Company are included in this Statement of Additional Information:

•	consolidated balance sheets as of December 31, 2014 and 2013; and
•	related consolidated statements of comprehensive income, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2014.

The following financial statements for the Variable Account are included in this Statement of Additional Information:

•	statement of net assets as of December 31, 2014; and
•
related statement of operations for the period or year ended December 31, 2014, statements of changes in net assets for each of the periods or years in the two-year period ended December 31, 2014, and financial highlights for each of the periods or years in the five-year period ended December 31, 2014.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that Kansas City Life’s invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value.  Factors that may affect the overall default rate on and fair value of  Kansas City Life’s invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants.  Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.

7

Amounts in thousands, except share data, or as otherwise noted

Kansas City Life Insurance Company
Consolidated Balance Sheets

	December 31
	2014	2013
ASSETS
Investments:
Fixed maturity securities available for sale, at fair value (amortized cost: 2014 - $2,553,416; 2013 - $2,493,618)	$2,726,731	$2,618,620
Equity securities available for sale, at fair value (amortized cost: 2014 - $23,576; 2013 - $23,691)	24,881	23,116
Mortgage loans	541,180	629,256
Real estate	181,082	137,630
Policy loans	83,553	83,518
Short-term investments	39,107	40,712
Other investments	462	12,517
Total investments	3,596,996	3,545,369

Cash	11,011	8,197
Accrued investment income	33,078	33,795
Deferred acquisition costs	249,195	256,386
Reinsurance recoverables	194,425	191,055
Property and equipment	17,527	17,524
Other assets	63,134	64,018
Separate account assets	406,501	393,416
Total assets	$4,571,867	$4,509,760

LIABILITIES
Future policy benefits	$930,761	$910,228
Policyholder account balances	2,072,041	2,096,212
Policy and contract claims	37,452	36,783
Other policyholder funds	165,062	160,421
Other liabilities	217,291	190,377
Separate account liabilities	406,501	393,416
Total liabilities	3,829,108	3,787,437

STOCKHOLDERS' EQUITY
Common stock, par value $1.25 per share
Authorized 36,000,000 shares, issued 18,496,680 shares	23,121	23,121
Additional paid in capital	41,007	40,989
Retained earnings	838,508	820,327
Accumulated other comprehensive income	23,040	14,170
Treasury stock, at cost (2014 - 7,671,475 shares; 2013 - 7,527,841 shares)	(182,917)	(176,284)
Total stockholders’ equity	742,759	722,323
Total liabilities and stockholders’ equity	$4,571,867	$4,509,760

See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Comprehensive Income

	Year Ended December 31
	2014	2013	2012
REVENUES
Insurance revenues:
Net premiums	$165,548	$186,530	$136,089
Contract charges	118,649	113,454	99,894
Total insurance revenues	284,197	299,984	235,983
Investment revenues:
Net investment income	164,968	169,740	176,154
Net realized investment gains, excluding other-than-temporary impairment losses	4,902	5,005	20,154
Net impairment losses recognized in earnings:
Total other-than-temporary impairment losses	(2,176)	(1,032)	(2,526)
Portion of impairment losses recognized in other comprehensive income (loss)	643	(101)	808
Net other-than-temporary impairment losses recognized in earnings	(1,533)	(1,133)	(1,718)
Total investment revenues	168,337	173,612	194,590
Other revenues	12,485	9,997	9,354
Total revenues	465,019	483,593	439,927

BENEFITS AND EXPENSES
Policyholder benefits	202,946	211,994	160,178
Interest credited to policyholder account balances	76,463	79,294	82,043
Amortization of deferred acquisition costs	40,888	37,228	28,042
Operating expenses	101,738	110,622	110,169
Total benefits and expenses	422,035	439,138	380,432

Income before income tax expense	42,984	44,455	59,495

Income tax expense	12,994	14,392	18,345

NET INCOME	$29,990	$30,063	$41,150

COMPREHENSIVE INCOME (LOSS), NET OF TAXES
Change in net unrealized gains on securities available for sale	$31,641	$(63,538)	$35,088
Change in future policy benefits	(6,928)	8,421	(8,562)
Change in policyholder account balances	(242)	408	(362)
Change in benefit plan obligations	(15,601)	14,785	(2,156)
Other comprehensive income (loss)	8,870	(39,924)	24,008

COMPREHENSIVE INCOME (LOSS)	$38,860	$(9,861)	$65,158

Basic and diluted earnings per share:
Net income	$2.74	$2.73	$3.71

See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Stockholders' Equity

	Year Ended December 31
	2014	2013	2012

COMMON STOCK, beginning and end of year	$23,121	$23,121	$23,121

ADDITIONAL PAID IN CAPITAL
Beginning of year	40,989	40,969	41,101
Increase (decrease) of proceeds over cost of treasury stock sold	18	20	(132)

End of year	41,007	40,989	40,969

RETAINED EARNINGS
Beginning of year	820,327	802,153	780,918
Cumulative effect of adoption of new accounting principle (see Note 3)	—	—	(4,860)
Net income	29,990	30,063	41,150
Stockholder dividends of $1.08 per share (2013 - $1.08; 2012 - $1.35)	(11,809)	(11,889)	(15,055)

End of year	838,508	820,327	802,153

ACCUMULATED OTHER COMPREHENSIVE INCOME
Beginning of year	14,170	54,094	30,086
Other comprehensive income (loss)	8,870	(39,924)	24,008

End of year	23,040	14,170	54,094

TREASURY STOCK, at cost
Beginning of year	(176,284)	(173,513)	(164,521)
Cost of 144,188 shares acquired (2013 - 64,792 shares; 2012 - 107,511 shares)	(6,641)	(2,782)	(3,979)
Cost of 554 shares sold (2013 - 774 shares; 2012 - 19,624 shares)	8	11	1,177
Immaterial correction (see Note 1)	—	—	(6,190)

End of year	(182,917)	(176,284)	(173,513)

TOTAL STOCKHOLDERS’ EQUITY	$742,759	$722,323	$746,824

See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Cash Flows

	Year Ended December 31
	2014	2013	2012
OPERATING ACTIVITIES
Net income	$29,990	$30,063	$41,150
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of investment premium and discount	4,388	5,447	3,926
Depreciation	4,698	4,279	7,236
Acquisition costs capitalized	(36,170)	(36,709)	(36,919)
Amortization of deferred acquisition costs	40,888	37,228	28,042
Realized investment gains	(3,369)	(3,872)	(18,436)
Changes in assets and liabilities:
Reinsurance recoverables	(3,370)	(442)	(728)
Future policy benefits	9,875	33,497	(3,081)
Policyholder account balances	(16,284)	(24,161)	(12,127)
Income taxes payable and deferred	4,237	7,093	4,972
Other, net	3,316	3,338	(103)
Net cash provided	38,199	55,761	13,932

INVESTING ACTIVITIES
Purchases:
Fixed maturity securities	(280,686)	(261,006)	(338,277)
Equity securities	(89)	(12,711)	(4,261)
Mortgage loans	(48,195)	(72,656)	(178,710)
Real estate	(41,201)	(24,435)	(37,119)
Policy loans	(8,975)	(10,517)	(15,148)
Other investments	—	—	(507)
Sales or maturities, calls, and principal paydowns:
Fixed maturity securities	219,738	282,742	300,984
Equity securities	15	1,459	5,163
Mortgage loans	127,071	116,680	105,125
Real estate	2,915	370	53,480
Policy loans	8,941	13,078	18,390
Other investments	11,121	181	17,008
Net sales (purchases) of short-term investments	1,605	(15,810)	24,414
Acquisition of property and equipment	(1,669)	(830)	(793)
Reinsurance transaction	—	(34,279)	—
Net cash used	(9,409)	(17,734)	(50,251)
FINANCING ACTIVITIES
Proceeds from borrowings	$—	$—	$75,500
Repayment of borrowings	—	—	(75,500)
Deposits on policyholder account balances	238,751	239,501	227,832
Withdrawals from policyholder account balances	(257,745)	(276,327)	(177,674)
Net transfers from separate accounts	8,534	5,962	5,082
Change in other deposits	2,908	8,648	(4,342)
Cash dividends to stockholders	(11,809)	(11,889)	(15,055)

Kansas City Life Insurance Company
Consolidated Statements of Cash Flows (Continued)

	Year Ended December 31
	2014	2013	2012
Net change in treasury stock	(6,615)	(2,751)	(2,934)
Net cash provided (used)	(25,976)	(36,856)	32,909

Increase (decrease) in cash	2,814	1,171	(3,410)
Cash at beginning of year	8,197	7,026	10,436
Cash at end of year	$11,011	$8,197	$7,026

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest	$—	$—	$4
Income taxes	8,756	7,590	14,000

See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements

1. Nature of Operations and Significant Accounting Policies
Business
Kansas City Life Insurance Company is a Missouri domiciled stock life insurance company which, with its subsidiaries, is licensed to sell insurance products in 49 states and the District of Columbia.  Kansas City Life Insurance Company (Kansas City Life) is the parent company.  Sunset Life Insurance Company of America (Sunset Life) and Old American Insurance Company (Old American) are wholly-owned subsidiaries.  The Company also has several non-insurance subsidiaries that individually and collectively are not material.  The consolidated entity (the Company) offers a diversified portfolio of individual insurance, annuity, and group products through three life insurance companies.

Basis of Presentation
The consolidated financial statements and the accompanying notes to the consolidated financial statements have been prepared on the basis of U.S. generally accepted accounting principles (GAAP) and include the accounts of Kansas City Life and its subsidiaries, principally Sunset Life and Old American. Significant intercompany transactions have been eliminated in consolidation and certain immaterial reclassifications have been made to the prior period results to conform with the current period’s presentation.

Immaterial Correction of Errors
During the first quarter of 2012, the Company identified an error related to the amortization period for unrecognized actuarial gains and losses for its pension plan resulting in a reduction to net periodic pension expense of $2.0 million before applicable income taxes and an after-tax increase of $1.3 million to net income and stockholders' equity.  The excess amortization had been previously recorded during 2011.  Please refer to Note 14 for additional information.

During the second quarter of 2012, the Company identified an error in the presentation of treasury stock held for the benefit of the Company's deferred compensation plans.  This treasury stock was previously recorded as a component of other assets but should have been recorded in stockholders' equity as treasury stock.  The Company reclassified $6.2 million (188,621 shares) from other assets to treasury stock.  This error had no material impact on net income in the current or prior reporting periods.

Management has evaluated these errors both quantitatively and qualitatively, and concluded that these corrections were not material to the consolidated financial statements.

Business Changes
In 2014, the Company completed a divestiture of certain non-proprietary agent relationships related to Sunset Financial Services (SFS) with Securities America (SAI).  Under this agreement SFS transferred the servicing of certain accounts primarily related to non-proprietary broker-dealer and registered investment advisory accounts to SAI.  SFS will continue as a wholly-owned wholesale broker-dealer subsidiary of Kansas City Life to provide support for Kansas City Life's proprietary products and those variable products specifically associated with the American Family Insurance Company (American Family) transaction (see Reinsurance Transaction below).  This transaction resulted in $3.3 million of revenue from the sale of these assets at SFS, which is reported as other revenue.  This transaction does not represent a strategic shift that will have a major effect on the consolidated entity's financial results nor does the Company believe that there is any material impact to the consolidated entity's financial position.

Reinsurance Transaction
In April 2013, the Company acquired a closed block of variable life insurance policies and variable annuity contracts through reinsurance and servicing agreements from American Family.  Under the reinsurance agreement, the Company assumed 100% of the separate account liabilities on a modified coinsurance basis and 100% of the general account liabilities on a coinsurance basis.  The transaction also involved an ongoing servicing arrangement for this business.  This block is included as a component of the Individual Insurance segment.

The purchase price of the transaction was $34.3 million and added $58.5 million in assets on the acquisition date, including deferred acquisition costs of $49.2 million and $9.3 million of policy loans and related accrued interest.  The deferred acquisition costs will amortize with the expected future gross profits of the block of business.  Liabilities included in the purchase totaled $24.2 million.

The modified coinsurance portion of the transaction represented approximately $291.6 million in separate account fund balances.  The Company receives fees based upon both specific transactions and the fund value of the block of policies, as provided under modified coinsurance transactions.  Also, as required under modified coinsurance transaction accounting, the separate account fund balances were not recorded as separate accounts on the Company's financial statements.  Rather, the Company recorded these fixed fund accounts as a separate block under its general accounts, and the Company also receives certain ongoing fees associated with specific transactions.  The coinsurance portion of the transaction is included in future policy benefits.  The Company recorded these fixed fund accounts as a separate block under its general accounts, and the Company also receives certain ongoing fees associated with specific transactions.  This reinsurance transaction did not have a significant effect on the Company's results of operations or financial condition.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements

Use of Estimates
The preparation of the consolidated financial statements requires management of the Company to make estimates and assumptions relating to the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.  Significant estimates required in the preparation of the consolidated financial statements include the fair value of certain invested assets, deferred acquisition costs (DAC), value of business acquired (VOBA), future policy benefits, policy and contract claim liabilities, and pension and other postemployment benefits.

Significant Accounting Policies

Investments
Valuation of Investments and Other-than-Temporary Impairments
The Company’s principal investments are in fixed maturity securities, mortgage loans, and real estate; all of which are exposed to at least three primary sources of investment risk, including: credit, interest rate, and liquidity.  The fixed maturity and equity securities, which are all classified as available for sale, are carried at fair value in the Company’s Consolidated Balance Sheets, with unrealized gains or losses recorded in accumulated other comprehensive income.  The unrealized gains or losses are recorded net of the adjustment to policyholder account balances, future policy benefits, and DAC to reflect what would have been earned had those gains or losses been realized and the proceeds reinvested.  For additional information, please see Note 5.

Mortgage loans are stated at the outstanding principal amount, adjusted for amortization of premium and accrual of discount, less an allowance for loan losses.  A loan is considered impaired if it is probable that all contractual amounts due will not be collected.  The allowance for loan losses is maintained at a level believed by management to be adequate to absorb potential future incurred credit losses.  Management’s periodic evaluation and assessment of the adequacy of the allowance is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions and other relevant factors, along with specific risks related to specific loans.  Loans in foreclosure, loans considered to be impaired, and loans past due 90 days or more are placed on a non-accrual status.

Real estate consists of directly owned investments and real estate joint ventures.  Real estate that is directly owned is carried at depreciated cost.  Real estate joint ventures consist primarily of office buildings, industrial warehouses, unimproved land for future development, and low income housing tax credit (LIHTC) investments.  Real estate joint ventures are consolidated when required. The initial cost of the non-consolidated investments in LIHTC is amortized in proportion to the tax credits and other tax benefits received and the net investment performance is recognized in the Consolidated Statements of Comprehensive Income as a component of income tax expense.  The investments in other non-consolidated real estate joint ventures are recorded using the equity method of accounting, in which the initial cost of the investment is adjusted for the Company’s earnings and cash contributions or distribution.

Policy loans are carried at the outstanding principal amount.  Short-term investments are stated at cost, adjusted for amortization of premium and accrual of discount.

The Company adjusts the carrying value of securities for unrealized changes in fair value. The amortized cost of a security is adjusted for declines in value that are other than temporary.  Other than temporary impairment losses are reported as a component of revenues in the consolidated statements of comprehensive income, which also presents the amount of noncredit impairment losses for certain fixed maturity securities that is reported in accumulated other comprehensive income (loss).  See Note 4 for additional discussion of the Company’s considerations related to other than temporary impairments.

Investment Income
Investment income is recognized when earned.  Premiums and discounts on fixed maturity securities are amortized over the life of the related security as an adjustment to yield using the effective interest method.  Realized gains and losses on the sale of investments are determined on the basis of specific security identification recorded on the trade date.  Unrealized gains and losses, net of adjustments to DAC, VOBA, policyholder account balances, future policy benefits, and deferred income taxes are reported as a separate component of accumulated other comprehensive income in stockholders' equity.  Unrealized gains and losses represent the difference between amortized cost and fair value on the valuation date.  The adjustments to DAC and VOBA represent changes in the amortization of DAC and VOBA that would have been required as a charge or credit to income had such unrealized amounts been realized.  The adjustments to policyholder account balances and future policy benefits represent the increase from using a discount rate that would have been required if such unrealized gains or losses had been realized and the proceeds reinvested at current market interest rates, which were lower than the then-current effective portfolio rate.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Investment income on residential mortgage-backed securities is initially based upon yield, cash flow, and prepayment assumptions at the date of purchase.  Subsequent revisions in those assumptions are recorded using the retrospective method, except for adjustable rate residential mortgage-backed securities where the prospective method is used.  Under the retrospective method, the amortized cost of the security is adjusted to the amount that would have existed had the revised assumptions been in place at the time of purchase.  Under the prospective method, future cash flows are estimated and interest income is recognized going forward using the new effective yield to maturity.  The adjustments to amortized cost under both methods are recorded as a charge or credit to net investment income.

Future Policy Benefits
The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, immediate annuities with life contingencies, supplementary contracts with life contingencies, and accident and health insurance.  These liabilities originate from new premiums and conversions from other products and are generally payable over an extended period of time.

Liabilities for future policy benefits of traditional life insurance have been computed by a net level premium method based upon estimates at the time of issue for investment yields, mortality, and withdrawals.  These estimates include provisions for experience less favorable than initially expected.  Mortality assumptions are based on Company experience expressed as a percentage of standard mortality tables.  The 2001 Valuation Basic Table and the 1975-1980 Select and Ultimate Basic Table serve as the bases for most mortality assumptions.

Liabilities for future policy benefits of immediate annuities and supplementary contracts with life contingencies are computed by calculating an actuarial present value of future policy benefits, based upon estimates for investment yields and mortality at the time of issue.  The 1971 Individual Annuity Mortality Table, the 1983 Individual Annuity Mortality Table, and the Annuity 2000 Table serve as the bases for most immediate annuity and supplementary contract mortality assumptions.

Liabilities for future policy benefits of accident and health insurance represent estimates of payments to be made on reported insurance claims, as well as claims incurred but not yet reported.  These liabilities are estimated using actuarial analyses and case basis evaluations that are based upon past claims experience, claim trends, and industry experience.

The following table provides detail about the composition of future policy benefits at December 31.

	2014	2013
Life insurance	$622,350	$617,503
Immediate annuities and supplementary contracts with life contingencies	271,088	255,423
Accident and health insurance	37,323	37,302
Total future policy benefits	$930,761	$910,228

Policyholder Account Balances
Policyholder account balances include universal life insurance, fixed deferred annuity contracts, and investment-type contracts.  Liabilities for policyholder account balances are included without reduction for potential surrender charges.  These liabilities originate from new deposits and conversions from other products.  Policyholder account balances are equal to cumulative deposits, less contract charges and withdrawals, plus interest credited.  Deferred front-end contract charges reduce policyholder account balance liabilities and increase the other policyholder funds liability, and are amortized over the term of the policies in a manner similar to deferred acquisition costs, as discussed below.  Policyholder benefits incurred in excess of related policyholder account balances are charged to policyholder benefits expense.

Crediting rates for universal life insurance and fixed deferred annuity products ranged from 1.00% to 5.50% in 2014, 2013, and 2012.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table provides detail about the composition of policyholder account balances at December 31.

	2014	2013
Universal life insurance	$936,770	$944,093
Fixed deferred annuities	1,080,322	1,100,495
Supplementary contracts without life contingencies	54,949	51,624
Policyholder account balances	$2,072,041	$2,096,212

Deferred Acquisition Costs (DAC)
DAC, principally agent commissions and other selling, selection, and issue costs, which are related directly to the successful acquisition of new or renewal insurance contracts, are capitalized as incurred.  At least annually, the Company reviews its DAC capitalization policy and the specific items which are capitalized with existing guidance.  These costs for life insurance products are generally deferred and amortized over the premium paying period.  Assumptions related to DAC on traditional life insurance products are typically determined at inception and remain unchanged with any future premium deficiency recorded first as a reduction of DAC.

Policy acquisition costs that relate to interest sensitive and variable insurance products are deferred and amortized in relation to the estimated gross profits to be realized over the lives of the contracts.  Estimated gross profits for interest sensitive and variable insurance products are projected using assumptions as to net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses, net of reinsurance.  At the issuance of policies, projections of estimated gross profits are made.  These projections are then replaced by actual gross profits over the lives of the policies. In addition to other factors, emerging experience may lead to a revised outlook for the remaining estimated gross profits.  Accordingly, DAC may be recalculated (unlocked) using these new assumptions and any resulting adjustment is included in income in the period such an unlocking is deemed appropriate.  See Unlocking and Refinements in Estimates section below.

The DAC asset is adjusted to reflect the impact of realized and unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section of Note 1.

The following table provides information about DAC at December 31.

	2014	2013	2012
Balance at beginning of year	$256,386	$176,275	$181,564
Capitalization of commissions, sales, issue expenses and reinsurance transaction	36,170	85,929	36,919
Gross amortization	(54,531)	(50,923)	(39,786)
Accrual of interest	13,643	13,695	11,744
Amortization due to realized investment gains	(49)	(66)	(61)
Change in DAC due to unrealized investment gains	(2,424)	31,476	(14,105)
Balance at end of year	$249,195	$256,386	$176,275

Value of Business Acquired (VOBA)
Prior to the adoption of ASC No. 805, Business Combinations, a portion of the purchase price was allocated to a separately identifiable intangible asset, VOBA, when a new block of business was acquired or when an insurance company was purchased. VOBA is established as the actuarially determined present value of future gross profits of the business acquired and is amortized with interest in proportion to future premium revenues or the expected future profits, depending on the type of business acquired.  VOBA is reported as a component of other assets with related amortization included in operating expenses.  Amortization of VOBA occurs with interest over the anticipated lives of the underlying business to which it relates, initially 15 to 30 years.  The assumptions regarding future experience on interest sensitive business can affect the carrying value of VOBA, similar to DAC.  These assumptions include interest spreads, mortality, expense margins, and policy and premium persistency experience.

The VOBA asset is adjusted to reflect the impact of realized and unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section of Note 1.  The concept of VOBA is no longer applied to business combinations.  Rather, under current guidance for business combinations, all amounts are reported at fair value at acquisition and an intangible asset (liability) may result due to differences between fair value and consideration paid.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table provides information about VOBA at December 31.

	2014	2013	2012
Balance at beginning of year	$28,542	$21,165	$31,545
Gross amortization	(4,643)	(7,566)	(9,635)
Accrual of interest	1,938	2,220	2,595
Amortization due to realized investment (gains) losses	(100)	(58)	(74)
Change in VOBA due to unrealized investment gains	(1,082)	12,781	(3,266)
Balance at end of year	$24,655	$28,542	$21,165

The Old American VOBA associated with the accident and health block was fully amortized at year-end 2013.  Interest accrued on the GuideOne VOBA was at the rates of 4.2% on the interest sensitive life block and 5.3% on the traditional life block.  The VOBA on a separate acquired block of business used a 7.0% interest rate on the traditional life portion and a 5.4% interest rate on the interest sensitive portion.  The interest rates used in the calculation of VOBA are based on rates appropriate at the time of acquisition.

Unlocking and Refinements in Estimates
DAC and VOBA are reviewed on an ongoing basis to evaluate whether the unamortized portion exceeds the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or expected gross profits are insufficient to amortize DAC and VOBA, then the asset will be adjusted downward with the adjustment recorded as an expense in the current period.  Similarly, if future projections of estimated gross profits indicate improvements, the amortization of DAC and VOBA may be reduced and the balance adjusted.

At least annually, a review is performed of the models and the assumptions used to develop expected gross profits for interest sensitive and variable insurance products based upon management’s current view of future events.  Management’s view primarily reflects Company experience but can also reflect emerging trends within the industry.  Short-term deviations in experience affect the amortization of DAC, deferred revenue liability (DRL), and VOBA in the period, but do not necessarily indicate that a change to the long-term assumptions of future experience is warranted.  If it is determined that it is appropriate to change the assumptions related to future experience, then an unlocking adjustment is recognized retrospectively for the block of business being evaluated.  Certain assumptions, such as interest spreads and surrender rates, may be interrelated.  As such, unlocking adjustments often reflect revisions to multiple assumptions. The DAC, DRL, or VOBA balance is immediately impacted by any assumption changes, with the change reflected through the income statement as an unlocking adjustment.  These adjustments can be positive or negative, and adjustments increasing the DAC asset are limited to amounts previously deferred plus interest accrued through the date of the adjustment.

The Company may also consider refinements in estimates due to improved capabilities resulting from administrative or actuarial system enhancements.  The Company considers such enhancements to determine whether and to what extent they are associated with prior periods or simply improvements in the projection of future expected gross profits due to improved functionality.  To the extent they represent such improvements, these items are applied to DAC, VOBA, and DRL in a manner similar to unlocking adjustments.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table summarizes the effects of the refinements in estimates on all products and unlocking of assumptions on interest sensitive products in the Consolidated Statements of Comprehensive Income for the years ended December 31.

	DAC	VOBA	DRL	Total
2014:
Unlocking	$(1,723)	$1,486	$1,764	$1,527
Refinement in estimate	(1,566)	—	—	(1,566)
	$(3,289)	$1,486	$1,764	$(39)
2013:
Unlocking	$(155)	$(877)	$1,141	$109
Refinement in estimate	(291)	(306)	—	(597)
	$(446)	$(1,183)	$1,141	$(488)
2012:
Unlocking	$1,259	$(2,391)	$1,761	$629
Refinement in estimate	175	—	6	181
	$1,434	$(2,391)	$1,767	$810

Separate Accounts and Guaranteed Minimum Withdrawal Benefits (GMWB)
Separate account assets and liabilities arise from the sale of variable universal life insurance and variable annuity products.  The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk.  The assets are legally segregated and are not subject to claims which may arise from any other business of the Company.  The separate account assets and liabilities, which are equal, are recorded at fair value based upon NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  Policyholder account deposits and withdrawals, investment income, and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Comprehensive Income.  Revenues to the Company from separate accounts consist principally of contract charges, which include maintenance charges, administrative fees, and mortality and expense charges.

The Company has a GMWB rider for variable annuity contracts that is considered to be a financial derivative and, as such, is accounted for at fair value.  The Company determines the fair value of the GMWB rider using a risk-neutral valuation method.  The value of the riders will fluctuate depending on market conditions, but is principally impacted by stock market volatility, interest rates, and equity market returns.  The change in value can have a material impact on earnings.  See further discussion in Note 5.

Reinsurance
Consistent with the general practice of the life insurance industry, the Company enters into traditional agreements of indemnity reinsurance with other insurance companies to support sales of new products and the in force business.  The reinsurance arrangements have taken various forms over the years.  The Company cedes reinsurance in force on all of the following bases: automatic and facultative; yearly renewable term (YRT) and coinsurance; and excess and quota share basis.  For additional information pertaining to the Company’s significant reinsurers, along with additional information pertaining to reinsurance, please see Note 16.

Future policy benefits and other related assets are not reduced for reinsurance in the Consolidated Balance Sheets.  A reinsurance recoverable is established for these items.  Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits, and policyholder account balances.  All insurance related revenues, benefits, and expenses are reported in the Consolidated Statements of Comprehensive Income, net of reinsurance ceded.

Policies and contracts assumed are accounted for in a manner similar to that followed for direct business.

Recognition of Insurance Revenues
Premiums
Premiums for traditional life insurance products are reported as revenue when due.  Premiums for immediate annuities with life contingencies are reported as revenue when received.  Premiums on accident and health, disability, and dental insurance are reported as earned ratably over the contract period in proportion to the amount of insurance protection provided.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Deposits
Deposits related to universal life, fixed deferred annuity contracts, and investment-type products are credited to policyholder account balances.  Deposits are not recorded as revenue and are shown as a Financing Activity in the Consolidated Statements of Cash Flows.  Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration, and surrender charges, and are recognized in the period in which the benefits and services are provided as contract charges in the Consolidated Statements of Comprehensive Income.

Contract Charges
Contract charges consist of cost of insurance, expense loads, the amortization of unearned revenues, liabilities, and surrender charges on policyholder account balances.  Cost of insurance relates to charges for mortality.  These charges are applied to the excess of the mortality benefit over the account value for universal life policies.  Expense loads are amounts that are assessed against the policyholder balance as consideration for origination and maintenance of the contract.  Surrender charges are fees on policyholder account balances upon cancellation or withdrawal of policyholder account balances consistent with policy terms.

An additional component of contract charges is the recognition over time of the DRL for certain fixed and variable universal life policies.  This liability arises from front-end loads on such policies and is recognized into the Consolidated Statements of Comprehensive Income in a manner similar to the amortization of DAC.

Contract charges, specifically the DRL, could be impacted by unlocking and refinements in estimates, as discussed previously.

Interest Credited to Policyholder Account Balances
Interest is credited to policyholder account balances according to terms of the policies or contracts.  Interest sensitive life and annuity contracts provide for the payment of interest credited to policyholder account balances, subject to contractual minimum guaranteed rates.  Amounts in excess of guarantees are credited at the discretion of the Company and reflect competitive, economic, investment and product considerations.  Accordingly, the Company reviews and adjusts crediting rates as necessary and appropriate within contractual terms.  Amounts credited are a function of account balances and current period crediting rates.  As account balances fluctuate, so will the amount of interest credited to policyholder account balances.

Income Taxes
The Company and its subsidiaries file a consolidated federal income tax return that includes both life insurance companies and non-life insurance companies.

Deferred income taxes are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements.  Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.

Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized.  The ultimate realization of deferred income tax assets generally depends on the reversal of deferred tax liabilities and the generation of future taxable income and realized gains during the periods in which temporary differences become deductible.  Deferred income taxes include future deductible differences relating to unrealized losses on investment securities.  The Company evaluates the character and timing of unrealized gains and losses to determine whether future taxable amounts are sufficient to offset future deductible amounts.  A valuation allowance against deferred income tax assets may be required if future taxable income of an appropriate amount and character is not expected.

2. New Accounting Pronouncements

Accounting Pronouncements Adopted During 2014
In February 2013, the FASB issued guidance regarding the obligations resulting from joint and several liability arrangements.  The guidance concerns the recognition, measurement, and disclosure of obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of this guidance is fixed at the reporting date, except for obligations addressed within existing guidance in GAAP.  The Company adopted this guidance as of January 1, 2014 with no material impact to the consolidated financial statements.

In January 2014, the Financial Accounting Standards Board (FASB) issued guidance regarding accounting for investments in qualified affordable housing projects.  The amendments modify the conditions that a reporting entity must meet to be eligible to use a method other than the equity or cost methods to account for qualified affordable housing project investments.  The guidance is effective for annual periods, and interim periods within those annual periods, beginning after December 15, 2014 with early adoption allowed.  The Company elected to early adopt this guidance on December 31, 2014.  Please refer to Note 3 for information regarding the adoption.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

In April 2014, the FASB issued guidance regarding reporting discontinued operations and expanded disclosures for disposals of components of an entity.  The new guidance changes the definition of discontinued operations by limiting discontinued operations reporting to significant disposals that represent strategic shifts that have, or will have, a major effect on an entity’s operations and financial results.  The guidance requires an entity to present the assets and liabilities of a disposal that qualifies as a discontinued operation to be reported separately in the asset and liability sections of the statement of financial position.  Additional disclosures are required for discontinued operations and new disclosures are required for individually material disposal transactions that do not meet the definition of a discontinued operation.  The guidance is effective for public business entities for annual periods beginning on or after December 15, 2014 and interim periods within those years, with early adoption permitted.  The Company adopted this guidance regarding the transaction with SAI during 2014 with no material impact to the consolidated financial statements.

Accounting Pronouncements Issued During 2014, Not Yet Adopted
In May 2014, the FASB issued guidance regarding accounting for revenue recognition that identifies the accounting treatment for an entity’s contracts with customers.  Certain contracts, including insurance contracts, are specifically excluded from this guidance.   However, certain contracts such as contracts involving third-party providers are included in this guidance.  This guidance is effective for public entities for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period.  The Company is currently evaluating this guidance.

In August 2014, the FASB issued guidance that requires management to evaluate whether there are concerns or events that raise substantial doubt about the entity's ability to continue as a going concern within one year after the date the financial statements are issued.  Disclosures are required when certain criteria are met.  This guidance is effective for annual periods ending after December 15, 2016 and for annual periods and interim periods thereafter.  The Company is currently evaluating this guidance, but it does not believe that there will be a material impact to the consolidated financial statements.

All other new accounting standards and updates of existing standards issued through the date of this filing were considered by management and did not relate to accounting policies and procedures pertinent to the Company at this time or were not expected to have a material impact to the consolidated financial statements.

3. Adoption of New Accounting Principle

On December 31, 2014, the Company elected to early adopt FASB Accounting Standards Update (ASU) No. 2014-01, Accounting for Investments in Qualified Affordable Housing Projects.  ASU No. 2014-01 permits reporting entities to make an accounting policy election to use the proportional amortization method.  Under the proportional amortization method, an entity amortizes the initial cost of the investment in proportion to the tax credits and other tax benefits received and recognizes the net investment performance in the income statement as a component of income tax expense (benefit).  The ASU requires companies to use the retrospective method of adoption.  As prescribed in ASC 250, comparative financial statements, footnotes, and schedules of prior years have been adjusted to apply the new method retrospectively.  The Consolidated Statements of Comprehensive Income were adjusted for the year ended December 31, 2012 and for the interim periods and year ended December 31, 2013.  The Consolidated Balance Sheets were adjusted as of December 31, 2013.  As a result of the accounting change, retained earnings as of January 1, 2012 decreased from $780,918, as previously reported, to $776,058 under the new guidance.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following information identifies the financial statement line items that were impacted by the adoption of the new accounting principle.

Consolidated Statements of Comprehensive Income

	Year Ended December 31, 2014
	As Adopted	Prior to Adoption	Impact of Adoption
			Increase/(Decrease)
Income tax expense	$12,994	$13,672	$(678)
Net income	29,990	29,312	678
Net income per share	2.74	2.68	0.06

	Year Ended December 31, 2013
	As Adopted	Prior to Adoption	Impact of Adoption
Income tax expense	$14,392	$14,888	$(496)
Net income	30,063	29,567	496
Net income per share	2.73	2.69	0.04

	Year Ended December 31, 2012
	As Adopted	Prior to Adoption	Impact of Adoption
Income tax expense	$18,345	$19,628	$(1,283)
Net income	41,150	39,867	1,283
Net income per share	3.71	3.59	0.12

The 2014 interim results were impacted as follows:

	Quarter Ended
	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014
	Increase/(Decrease)
Income tax expense	$(170)	$(170)	$(169)	$(169)
Net income	170	170	169	169
Net income per share	0.02	0.02	0.01	0.01

As a result of the adoption, real estate, total investments, and total assets decreased $2.8 million and $4.9 million at December 31, 2014 and 2013, respectively.  Other liabilities and total liabilities decreased $0.6 million and $1.8 million at December 31, 2014 and 2013, respectively.  Retained earnings and stockholders' equity decreased $2.2 million and $3.1 million at December 31, 2014 and 2013, respectively.  Additionally, the adoption did not impact net cash provided by operating activities for any periods presented.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
4. Investments
Fixed Maturity and Equity Securities Available for Sale

Securities by Asset Class
The following table provides amortized cost and fair value of securities by asset class at December 31, 2014.

	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
U.S. Treasury securities and obligations of U.S. Government	$154,937	$9,939	$83	$164,793
Federal agencies 1	19,769	2,182	—	21,951
Federal agency issued residential mortgage-backed securities 1	44,287	4,457	2	48,742
Subtotal	218,993	16,578	85	235,486
Corporate obligations:
Industrial	527,269	33,400	1,292	559,377
Energy	219,518	14,147	3,575	230,090
Communications and technology	226,442	16,705	242	242,905
Financial	276,586	18,826	1,083	294,329
Consumer	517,050	28,290	1,261	544,079
Public utilities	225,375	24,932	228	250,079
Subtotal	1,992,240	136,300	7,681	2,120,859
Corporate private-labeled residential mortgage-backed securities	90,819	4,463	—	95,282
Municipal securities	135,518	22,974	—	158,492
Other	98,373	3,818	2,718	99,473
Redeemable preferred stocks	17,473	379	713	17,139
Fixed maturity securities	2,553,416	184,512	11,197	2,726,731
Equity securities	23,576	1,895	590	24,881
Total	$2,576,992	$186,407	$11,787	$2,751,612

1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table provides amortized cost and fair value of securities by asset class at December 31, 2013.

	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
U.S. Treasury securities and obligations of U.S. Government	$134,198	$6,653	$1,831	$139,020
Federal agencies 1	19,756	2,312	—	22,068
Federal agency issued residential mortgage-backed securities 1	56,738	5,392	2	62,128
Subtotal	210,692	14,357	1,833	223,216
Corporate obligations:
Industrial	515,395	27,051	7,667	534,779
Energy	211,115	15,462	3,832	222,745
Communications and technology	222,277	12,938	1,672	233,543
Financial	266,693	18,824	2,040	283,477
Consumer	473,627	25,936	5,807	493,756
Public utilities	228,551	24,780	954	252,377
Subtotal	1,917,658	124,991	21,972	2,020,677
Corporate private-labeled residential mortgage-backed securities	114,219	3,179	916	116,482
Municipal securities	138,136	9,488	5	147,619
Other	97,769	4,422	4,317	97,874
Redeemable preferred stocks	15,144	—	2,392	12,752
Fixed maturity securities	2,493,618	156,437	31,435	2,618,620
Equity securities	23,691	1,871	2,446	23,116
Total	$2,517,309	$158,308	$33,881	$2,641,736

1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Contractual Maturities
The following table provides the distribution of maturities for fixed maturity securities available for sale at December 31.  Expected maturities may differ from these contractual maturities since borrowers may have the right to call or prepay obligations.

	2014		2013
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Due in one year or less	$165,955	$168,913	$77,035	$78,751
Due after one year through five years	694,809	757,397	734,129	802,809
Due after five years through ten years	1,045,557	1,087,891	963,141	982,923
Due after ten years	438,719	490,976	473,973	498,220
Securities with variable principal payments	190,903	204,415	230,196	243,165
Redeemable preferred stocks	17,473	17,139	15,144	12,752
Total	$2,553,416	$2,726,731	$2,493,618	$2,618,620

No material derivative financial instruments were held at December 31, 2014, 2013, or 2012.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Unrealized Losses on Investments
At the end of each quarter, all securities are reviewed to determine whether impairments exist and whether other-than-temporary impairments should be recorded.  This quarterly process includes an assessment of the credit quality of each investment in the entire securities portfolio.  Additional reporting and review procedures are conducted for those securities where fair value is less than 90% of amortized cost.  The Company prepares a formal review document no less often than quarterly of all investments where fair value is less than 80% of amortized cost for six months or more and selected investments that have changed significantly from a previous period and that have a decline in fair value greater than 10% of amortized cost.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary.  Relevant facts and circumstances considered include but are not limited to:

•	The current fair value of the security as compared to amortized cost;
•	The credit rating of the security;
•	The extent and the length of time the fair value has been below amortized cost;
•
The financial position of the issuer, including the current and future impact of any specific events, material declines in the issuer’s revenues, margins, cash positions, liquidity issues, asset quality, debt levels, and income results;

•	Significant management or organizational changes;
•	Significant uncertainty regarding the issuer’s industry;
•	Violation of financial covenants;
•	Consideration of information or evidence that supports timely recovery;
•	The Company’s intent and ability to hold an equity security until it recovers in value;
•	Whether the Company intends to sell a debt security and whether it is more likely than not that the Company will be required to sell a debt security before recovery of the amortized cost basis; and
•	Other business factors related to the issuer’s industry.

To the extent the Company determines that a fixed maturity security is deemed to be other-than-temporarily impaired, the portion of the impairment that is deemed to be due to credit is charged to the Consolidated Statements of Comprehensive Income and the cost basis of the underlying investment is reduced.  The portion of such impairment that is determined to be non-credit-related is deducted from net realized loss in the Consolidated Statements of Comprehensive Income and is reflected in other comprehensive income (loss) and accumulated other comprehensive income.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments, determining if an impairment is other-than-temporary, and determining the portion of an other-than-temporary impairment that is due to credit.  These risks and uncertainties include but are not limited to:

•	The risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated;
•
The risk that the performance of the underlying collateral for securities could deteriorate in the future and the Company’s credit enhancement levels and recovery values do not provide sufficient protection to the Company’s contractual principal and interest;

•
The risk that fraudulent, inaccurate, or misleading information could be provided to the Company’s credit, investment, and accounting professionals who determine the fair value estimates and accounting treatment for securities;

•	The risk that actions of trustees, custodians, or other parties with interests in the security may have an unforeseen adverse impact on the Company’s investments;
•	The risk that new information obtained by the Company or changes in other facts and circumstances may lead the Company to change its intent to sell the security before it recovers in value;
•	The risk that facts and circumstances change such that it becomes more likely than not that the Company will be required to sell the investment before recovery of the amortized cost basis; and
•	The risk that the methodology or assumptions used to develop estimates of the portion of impairments due to credit prove, over time, to be inaccurate or insufficient.

Any of these situations could result in a charge to income in a future period.

Once a security is determined to have met certain of the criteria for consideration as being other-than-temporarily impaired, further information is gathered and evaluated pertaining to the particular security.   If the security is an unsecured obligation, the additional research is a top-down approach with particular emphasis on the likelihood of the issuer to meet the contractual terms of the obligation.  If the security is secured by an asset or guaranteed by another party, the value of the underlying secured asset or the

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

financial ability of the third-party guarantor is evaluated as a secondary source of repayment.  Such research is based upon a top-down approach, narrowing to the specific estimates of value and cash flow of the underlying secured asset or guarantor.  If the security is a collateralized obligation, such as a mortgage-backed or other asset-backed instrument, research is also conducted to obtain and analyze the performance of the collateral relative to expectations at the time of acquisition and with regard to projections for the future.  Such analyses are based upon historical results, trends, comparisons to collateral performance of similar securities, and analyses performed by third parties.  This information is used to develop projected cash flows that are compared to the amortized cost of the security.

If a determination that new asset-backed or new structured securities are other-than-temporarily impaired, an estimate is developed of the portion of such impairment that is due to credit.  The estimate of the portion of impairment due to credit is based upon a comparison of ratings and maturity horizon for the security and relative historical default probabilities from one or more nationally recognized rating organizations.  When appropriate for any given security, sector or period in the business cycle, the historical default probability is adjusted to reflect periods or situations of distress by adding to the default probability increments of standard deviations from mean historical results. The credit impairment analysis is supplemented by estimates of potential recovery values for the specific security, including the potential impact of the value of any secured assets, in the event of default.  This information is used to determine the Company's best estimate, derived from probability-weighted cash flows.

The Company may selectively determine that it no longer intends to hold a specific issue to its maturity.  If the Company makes this determination and the fair value is less than the cost basis, the investment is written down to the fair value and an other-than-temporary impairment is recorded on this particular position.  Subsequently, the Company seeks to obtain the best possible outcome available for this specific issue and records an investment gain or loss at the disposal date.

The evaluation of loan-backed and similar asset-backed securities, particularly residential mortgage-backed securities, with significant indications of potential other-than-temporary impairment requires considerable use of estimates and judgment.  Specifically, the Company performs discounted cash flow projections on these securities to evaluate whether the value of the investment is expected to be fully realized.  Projections of expected future cash flows are based upon considerations of the performance of the actual underlying assets, including historical delinquencies, defaults, severity of losses incurred, and prepayments, along with the Company’s estimates of future results for these factors.  The Company’s estimates of future results are based upon actual historical performance of the underlying assets relative to historical, current and expected general economic conditions, specific conditions related to the underlying assets, industry data, and other factors that are believed to be relevant.  If the present value of the projected expected future cash flows are determined to be below the amortized cost of the security, the Company recognizes an other-than-temporary impairment on the portion of the amortized cost that exceeds the projected expected future cash flows.  To the extent that the loan-backed or other asset-backed securities were high quality investments at the time of acquisition, and they remain high quality investments and do not otherwise demonstrate characteristics of impairment, the Company performs other initial evaluations to determine whether other-than-temporary cash flow evaluations need to be performed.

The discounted future cash flow calculation typically becomes the primary determinant of whether any portion and to what extent an unrealized loss is due to credit on loan-backed and similar asset-backed securities with significant indications of potential other-than-temporary impairment.  Such indications typically include below investment grade ratings and significant unrealized losses for an extended period of time, among other factors.  The Company identified and tested 22 and 24 non-U.S. Agency mortgage-backed securities that had such indications at December 31, 2014 and December 31, 2013, respectively.  The discount rate used in calculating the present value of future cash flows was the investment yield at the time of purchase for each security.  The initial default rates were assumed to remain constant over a certain period of time and grade down thereafter, reflecting the general perspective of a more stabilized residential housing environment in the future.

For loan-backed and similar asset-backed securities, the determination of any amount of impairment that is due to credit is based upon the present value of projected future cash flows being less than the amortized cost of the security.  This amount is recognized as a realized loss in the Company’s Consolidated Statements of Comprehensive Income and the carrying value of the security is written down by the same amount.  The portion of an impairment that is determined not to be due to credit is recorded as a component of accumulated other comprehensive income in the Consolidated Balance Sheets.

Significant unrealized losses on securities can continue for extended periods of time, particularly for certain individual securities.  While this can be an indication of potential credit impairments, it can also be an indication of illiquidity in a particular sector or security.  In addition, the fair value of an individual security can be heavily influenced by the complexities of varying market sentiment or uncertainty regarding the prospects for an individual security.  Based upon the process described above, the Company is best able to determine if and to what extent credit impairment may exist in these securities by performing present value calculations of projected future cash flows at the conclusion of each reporting period.  By reviewing the most recent data available regarding the security and other relevant industry and market factors, the Company can modify assumptions used in the cash flow projections and determine the best estimate of the portion of any impairment that is due to credit at the conclusion of each period.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table provides information regarding fixed maturity and equity security investments available for sale with unrealized losses by length of time at December 31, 2014.

	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Treasury securities and obligations of U.S. Government	$468	$—	$4,944	$83	$5,412	$83
Federal agency issued residential mortgage-backed securities 1	60	2	281	—	341	2
Subtotal	528	2	5,225	83	5,753	85
Corporate obligations:
Industrial	15,289	184	42,830	1,108	58,119	1,292
Energy	40,493	1,962	36,789	1,613	77,282	3,575
Communications and technology	5,061	33	9,676	209	14,737	242
Financial	14,831	165	4,963	918	19,794	1,083
Consumer	10,991	165	40,185	1,096	51,176	1,261
Public utilities	—	—	6,768	228	6,768	228
Subtotal	86,665	2,509	141,211	5,172	227,876	7,681
Other	12,567	396	30,210	2,322	42,777	2,718
Redeemable preferred stocks	—	—	9,404	713	9,404	713
Fixed maturity securities	99,760	2,907	186,050	8,290	285,810	11,197
Equity securities	—	—	11,515	590	11,515	590
Total	$99,760	$2,907	$197,565	$8,880	$297,325	$11,787

1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table provides information regarding fixed maturity and equity security investments available for sale with unrealized losses by length of time at December 31, 2013.

	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Treasury securities and obligations of U.S. Government	$44,951	$1,795	$749	$36	$45,700	$1,831
Federal agency issued residential mortgage-backed securities 1	37	—	288	2	325	2
Subtotal	44,988	1,795	1,037	38	46,025	1,833
Corporate obligations:
Industrial	146,454	5,718	22,071	1,949	168,525	7,667
Energy	70,015	3,366	5,518	466	75,533	3,832
Communications and technology	43,477	1,672	—	—	43,477	1,672
Financial	25,300	866	4,680	1,174	29,980	2,040
Consumer	136,745	5,807	—	—	136,745	5,807
Public utilities	17,476	575	3,617	379	21,093	954
Subtotal	439,467	18,004	35,886	3,968	475,353	21,972
Corporate private-labeled residential mortgage-backed securities	33,179	916	—	—	33,179	916
Municipal securities	2,044	5	—	—	2,044	5
Other	16,691	726	39,900	3,591	56,591	4,317
Redeemable preferred stocks	12,752	2,392	—	—	12,752	2,392
Fixed maturity securities	549,121	23,838	76,823	7,597	625,944	31,435
Equity securities	9,731	2,404	131	42	9,862	2,446
Total	$558,852	$26,242	$76,954	$7,639	$635,806	$33,881

1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

At December 31, 2014, the Company had 96 issues in its investment portfolio of fixed maturity and equity securities with unrealized losses.  Included in this total, 40 security issues were below cost for less than one year; 50 security issues were below cost for one year or more and less than three years; and six security issues were below cost for three years or more.  At December 31, 2013, the Company had 195 issues in its investment portfolio of fixed maturity and equity securities with unrealized losses.  Included in this total, 173 security issues were below cost for less than one year; twelve security issues were below cost for one year or more and less than three years; and ten security issues were below cost for three years or more.

The Company does not consider these unrealized losses to be credit-related.  These unrealized losses primarily relate to changes in interest rates and market spreads subsequent to purchase.  A substantial portion of investment securities that have unrealized losses are either corporate debt issued with investment grade credit ratings or other investment securities for which discounted cash flow projections are performed.  Refer to the Analysis of Investments in Management's Discussion and Analysis, which is incorporated by reference into these Notes to Consolidated Financial Statements, for severity of unrealized losses, credit ratings, and significant assumptions used in projecting the future cash flows of the Company's residential mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table provides the distribution of maturities for fixed maturity securities available for sale with unrealized losses at December 31.  Expected maturities may differ from these contractual maturities since borrowers may have the right to call or prepay obligations.

	2014		2013
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Fixed maturity securities available for sale:
Due in one year or less	$5,052	$115	$—	$—
Due after one year through five years	21,033	960	29,812	268
Due after five years through ten years	202,240	5,772	417,859	20,118
Due after ten years	47,740	3,635	132,018	7,740
Total	276,065	10,482	579,689	28,126
Securities with variable principal payments	341	2	33,503	917
Redeemable preferred stocks	9,404	713	12,752	2,392
Total	$285,810	$11,197	$625,944	$31,435

The Company held three non-income producing securities with a carrying value of $0.8 million at December 31, 2014, compared to three securities with a carrying value of $2.0 million at December 31, 2013.  These securities were previously written down due to other-than-temporary impairments and placed on non-accrual status.

The Company did not hold securities of any corporation and its affiliates that exceeded 10% of stockholders' equity at December 31, 2014 or 2013.

The Company is exposed to risk that issuers of securities owned by the Company will default or that interest rates or credit spreads will change and cause a decrease in the value of its investments.  With residential mortgage-backed securities, the Company is also exposed to prepayment and extension risks.  As interest rates change, the rate at which these securities pay down principal may change.  These risks are mitigated by investing in high-grade securities and managing the maturities and cash flows of investments and liabilities.

As an additional separate consideration, the Company closely monitors its investments in securities classified as subprime.  Subprime securities include all bonds or portions of bonds where the underlying collateral is made up of home equity loans or first mortgage loans to borrowers whose credit scores at the time of origination were lower than the level recognized in the market as prime.  The Company’s classification of subprime does not include Alt-A or jumbo loans, unless the collateral otherwise meets the preceding definition.  Subprime securities represent less than 1% of the Company's total securities investments.

The Company recognized other-than-temporary impairments of $2.2 million, $1.0 million, and $2.5 million for the years ended December 31, 2014, 2013, and 2012, respectively.  Included in these total impairments, $1.5 million, $1.1 million, and $1.7 million were recorded in earnings for the years ended December 31, 2014, 2013, and 2012, respectively.  The remaining amounts represented the non-credit portion of other-than-temporary impairment and were recorded in other comprehensive income (loss).  Corporate private-labeled residential mortgage-backed and other securities had impairments recorded in earnings of $0.7 million, $1.1 million, and $1.7 million for the years ended December 31, 2014, 2013, and 2012, respectively.  The Company determined the other-than-temporary impairments recorded in earnings based upon the present value of projected future cash flows.  Additionally, one corporate obligation had an impairment recorded in earnings of $0.7 million during 2014.  This security is a debt obligation of a company within the oil exploration and production sector that is challenged by reduced oil prices and likely future lower demand for exploration equipment.  Equity securities had impairments recorded in earnings of $0.1 million for 2014.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table provides a reconciliation of credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the other-than-temporary impairment loss was recognized in other comprehensive income (loss) for the years ended December 31.

	2014	2013	2012
Credit losses on securities held at beginning of the period	$16,375	$15,260	$13,559
Additions for credit losses not previously recognized in other-than-temporary impairment	808	27	30
Additions for increases in the credit loss for which an other- than-temporary impairment was previously recognized when there was no intent to sell the security before recovery of its amortized cost basis	725	1,106	1,688
Reductions for securities sold during the period	—	—	—
Reductions for securities previously recognized in other comprehensive income (loss) because of intent to sell the security before recovery of its amortized cost basis	—	—	—
Reductions for increases in cash flows expected to be collected that are recognized over the remaining life of the security	(19)	(18)	(17)
Credit losses on securities held at the end of the period	$17,889	$16,375	$15,260

The following table provides the net unrealized gains (losses) reported in accumulated other comprehensive income on the Company's investments in securities available for sale, at December 31.

	2014	2013	2012
Net unrealized gains	$174,620	$124,427	$269,541
Amounts resulting from:
DAC and VOBA	(28,495)	(26,979)	(74,342)
Future policy benefits	(26,778)	(16,119)	(29,075)
Policyholder account balances	(879)	(507)	(1,135)
Deferred income taxes	(41,462)	(28,287)	(57,745)
Total	$77,006	$52,535	$107,244

Investment Revenues
The following table provides investment revenues by major category for the years ended December 31.

	2014	2013	2012
Gross investment income:
Fixed maturity securities	$121,137	$122,448	$132,578
Equity securities	1,037	1,953	1,684
Mortgage loans	37,452	40,605	38,189
Real estate	11,756	10,652	9,475
Policy loans	5,848	5,753	5,433
Short-term investments	4	5	7
Other	535	357	244
Total	177,769	181,773	187,610
Less investment expenses	(12,801)	(12,033)	(11,456)
Net investment income	$164,968	$169,740	$176,154

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Realized Gains (Losses)
The following table provides net realized investment gains (losses) by major category for the years ended December 31.

	2014	2013	2012
Realized investment gains (losses):
Fixed maturity securities	$2,576	$3,464	$1,407
Equity securities	403	626	(165)
Real estate	642	(69)	18,046
Mortgage loans	(105)	(49)	(717)
	3,516	3,972	18,571
Amortization of DAC and VOBA	(147)	(100)	(135)
	$3,369	$3,872	$18,436

The following table provides detail concerning realized investment gains and losses for the three years ended December 31.

	2014	2013	2012
Gross gains resulting from:
Sales of investment securities	$3,199	$261	$2,670
Investment securities called and other	3,084	5,627	3,806
Real estate	864	20	18,884
Total gross gains	7,147	5,908	25,360
Gross losses resulting from:
Sales of investment securities	(1,352)	(5)	(2,651)
Investment securities called and other	(419)	(660)	(865)
Mortgage loans	(1,442)	(144)	(220)
Sale of real estate and joint venture	(222)	(89)	—
Impairment losses on real estate	—	—	(838)
Total gross losses	(3,435)	(898)	(4,574)
Change in allowance for loan losses	1,337	95	(497)
Amortization of DAC and VOBA	(147)	(100)	(135)
Net realized investment gains, excluding other-than- temporary impairment losses	4,902	5,005	20,154

Net impairment losses recognized in earnings:
Other-than-temporary impairment losses on fixed maturity and equity securities	(2,176)	(1,032)	(2,526)
Portion of loss recognized in other comprehensive income (loss)	643	(101)	808
Net other-than-temporary impairment losses recognized in earnings	(1,533)	(1,133)	(1,718)
Net realized investment gains	$3,369	$3,872	$18,436

Proceeds From Sales of Investment Securities
The table below details proceeds from the sale of fixed maturity and equity securities, excluding maturities and calls, for the three years ended December 31.

	2014	2013	2012
Proceeds	$38,527	$12,292	$99,371

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Mortgage Loans
Investments in mortgage loans totaled $541.2 million at December 31, 2014, compared to $629.3 million at December 31, 2013.  The Company's mortgage loans are mostly secured by commercial real estate and are stated at cost, adjusted for amortization of premium and accrual of discount, less an allowance for loan losses.  This allowance is maintained at a level believed by management to be adequate to absorb estimated credit losses and was $1.9 million at December 31, 2014 and $3.3 million at December 31, 2013.  Management's periodic evaluation and assessment of the adequacy of the allowance is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions, and other relevant factors.  Please see Note 6 for additional information.  Three mortgage loans have been foreclosed upon and transferred to real estate investments during the past three years.  One foreclosure in 2014 resulted in an impairment of $0.3 million.  A second foreclosure in 2014 had no impairment, as the fair value was greater than the carrying value.  There were no foreclosures in 2013.  One foreclosure in 2012 resulted in the recognition of an impairment loss of $0.2 million, as the fair value was less than the carrying value.  Also, there were no delinquent mortgage loans at December 31, 2014, while there were five at December 31, 2013.  The Company does not hold mortgage loans to any single borrower that exceed 5% of stockholders' equity.

The Company had 15% of its invested assets in commercial mortgage loans at December 31, 2014, compared to 18% at December 31, 2013.  New commercial loans, including refinanced loans, were $61.2 million and $72.7 million for 2014 and 2013, respectively.  The level of new commercial mortgage loans in any year is influenced by market conditions, as the Company responds to changes in interest rates, available spreads, borrower demand, and opportunities to acquire loans that meet the Company's yield and quality thresholds.

In addition to the subject collateral underlying the mortgage, the Company typically requires some amount of recourse from borrowers as another potential source of repayment.  The recourse requirement is determined as part of the underwriting requirements of each loan.  The Company added 32 new loans to the portfolio during 2014, and 100% of these loans had some amount of recourse requirement.  No new loans were purchased from institutional lenders during 2014.  The average loan-to-value ratio for the overall portfolio was 46% at December 31, 2014, down from 50% at December 31, 2013.  These ratios are based upon the current balance of loans relative to the appraisal of value at the time the loan was originated or acquired.  The average loan balance was $1.5 million at December 31, 2014 and $1.6 million at December 31, 2013.  The Company has certain mortgage loans that have an unamortized premium, totaling $1.0 million as of December 31, 2014, compared to $2.7 million at December 31, 2013.

The following table identifies the gross mortgage loan principal outstanding and the allowance for loan losses at December 31.

	2014	2013
Principal outstanding	$543,094	$632,507
Allowance for loan losses	(1,914)	(3,251)
Carrying value	$541,180	$629,256

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table summarizes the amount of mortgage loans held by the Company at December 31, 2014 and 2013, segregated by year of origination.  Purchased loans are shown in the year acquired by the Company, although the individual loans may have been initially originated in prior years.

	2014	% of Total	2013	% of Total
Prior to 2005	$27,716	5%	$41,324	6%
2005	20,127	4%	28,111	4%
2006	16,280	3%	24,744	4%
2007	19,991	4%	27,009	4%
2008	22,938	4%	28,051	4%
2009	20,754	4%	37,723	6%
2010	51,205	9%	61,236	10%
2011	91,943	17%	118,459	19%
2012	133,912	25%	184,749	29%
2013	77,784	14%	81,101	14%
2014	60,444	11%	—	—%
Principal outstanding	$543,094	100%	$632,507	100%

The following table identifies mortgage loans by geographic location at December 31.

	2014	% of Total	2013	% of Total
Pacific	$131,109	25%	$181,690	29%
West south central	94,122	17%	101,019	16%
West north central	78,027	14%	91,687	14%
Mountain	68,961	13%	78,116	12%
East north central	64,013	12%	57,395	9%
South Atlantic	60,557	11%	66,686	11%
East south central	24,428	4%	24,419	4%
Middle Atlantic	21,877	4%	31,495	5%
Principal outstanding	$543,094	100%	$632,507	100%

The following table identifies the concentration of mortgage loans by state greater than 5% of total at December 31.

	2014	% of Total	2013	% of Total
California	$108,683	20%	$149,065	24%
Texas	89,923	16%	95,205	15%
Minnesota	55,916	10%	64,464	10%
Ohio	30,432	6%	—	—%	1
Florida	26,452	5%	34,334	5%
All others	231,688	43%	289,439	46%
Principal outstanding	$543,094	100%	$632,507	100%

1  Concentration was less than 5% at December 31, 2013.

 Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table identifies mortgage loans by property type at December 31.  The Other category consists principally of apartments and retail properties.

	2014	% of Total	2013	% of Total
Industrial	$281,671	51%	$328,478	52%
Office	165,859	31%	184,529	29%
Medical	25,617	5%	39,531	6%
Other	69,947	13%	79,969	13%
Principal outstanding	$543,094	100%	$632,507	100%

The table below identifies mortgage loans by maturity at December 31.

	2014	% of Total	2013	% of Total
Due in one year or less	$27,607	5%	$22,464	4%
Due after one year through five years	145,530	27%	169,146	27%
Due after five years through ten years	143,382	26%	244,667	38%
Due after ten years	226,575	42%	196,230	31%
Principal outstanding	$543,094	100%	$632,507	100%

The table below identifies the commercial mortgage portfolio by current loan balance at years ending December 31.

	2014	% of Total	2013	% of Total
$5 million or greater	$69,237	13%	$108,588	17%
$4 million to less than $5 million	27,189	5%	39,301	6%
$3 million to less than $4 million	47,718	9%	64,527	10%
$2 million to less than $3 million	130,026	24%	138,580	22%
$1 million to less than $2 million	178,862	33%	187,187	30%
Less than $1 million	90,062	16%	94,324	15%
Principal outstanding	$543,094	100%	$632,507	100%

The table below identifies the commercial mortgage portfolio by current loan balance as a percentage of the value at the time of origination at December 31.

	2014	% of Total	2013	% of Total
70% or greater	$33,113	6%	$65,033	10%
50% to 69%	297,001	55%	327,996	52%
Less than 50%	212,980	39%	239,478	38%
Principal outstanding	$543,094	100%	$632,507	100%

The concentration in California, along with other states included in the pacific region, exposes the Company to potential losses from a regional economic downturn and certain catastrophes, such as earthquakes and fires, that may affect certain areas of the region.  The Company requires borrowers to maintain fire insurance coverage to provide reimbursement for any losses due to fire.  The Company diversifies its commercial mortgage loan portfolio both geographically and by property type to reduce certain catastrophic and economic exposure.  However, diversification may not always sufficiently mitigate the risk of such losses.  Historically, the delinquency rate of the Company's pacific region commercial mortgage loans has been substantially below the industry average and consistent with the Company's experience in other regions.  The Company does not require earthquake insurance for properties on which it makes commercial mortgage loans.  However, the Company does consider structural information specific to each property, as well as the potential for earthquake loss if the property lies within areas believed by the Company to be seismically active

 Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

submarkets.  The Company does not expect catastrophe or earthquake damage or economic downturn in the pacific region that may occur to have a material adverse effect on its business, financial position, results of operations, or cash flows.  However, the Company cannot provide assurance that such risks could not have such material adverse effects.

Under the laws of certain states, environmental contamination of a property may result in a lien on the property to secure recovery of the costs of cleanup.  In some states, such a lien has priority over the lien of an existing mortgage against such property.  As a commercial mortgage lender, the Company customarily conducts environmental assessments prior to making commercial mortgage loans secured by real estate and before taking title on real estate.  Based on the Company's environmental assessments, the Company believes that any compliance costs associated with environmental laws and regulations or any remediation of affected properties would not have a material adverse effect on the Company's business, financial position, results of operations, or cash flows.  However, the Company cannot provide assurance that material compliance costs will not be incurred.

The Company may refinance commercial mortgage loans prior to contractual maturity as a means of originating new loans that meet the Company's underwriting and pricing parameters.  The Company refinanced loans with outstanding balances of $15.8 million and $10.6 million during the years ended December 31, 2014 and December 31, 2013, respectively.

In the normal course of business, the Company commits to fund commercial mortgage loans generally up to 120 days in advance.  These commitments typically have fixed expiration dates.  A small percentage of commitments expire due to the borrower's failure to deliver the requirements of the commitment by the expiration date.  In these cases, the Company retains the commitment fee.  For additional information, please see Note 22 - Commitments.

Real Estate
Investments in real estate totaled $181.1 million at December 31, 2014, compared to $137.6 million at December 31, 2013.  The table below provides information concerning the Company's real estate investments by major category at December 31.

	2014	2013
Land	$28,767	$26,481
Buildings	150,501	104,703
Less accumulated depreciation	(33,217)	(30,949)
Real estate, commercial	146,051	100,235
Real estate, joint ventures	35,031	37,395
Total	$181,082	$137,630

Investment real estate is depreciated on a straight-line basis over periods ranging from 3 years to 60 years.  The Company had real estate sales of $2.9 million, $0.4 million, and $53.5 million during 2014, 2013, and 2012, respectively.

The Company had non-income producing real estate, consisting of vacant properties and properties under development, of $12.2 million at December 31, 2014, compared to $21.7 million at December 31, 2013.

 Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

5. Fair Value Measurements

Under GAAP, fair value represents the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date.  It is the Company’s practice to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements.

The Company categorizes its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value.  These levels are as follows:

Level 1 - Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets.

Level 2 - Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from third-party pricing services or inputs that are observable or derived principally from or corroborated by observable market data.

Level 3 - Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect the Company's assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.

Following is a description of valuation methodologies used for assets and liabilities recorded at fair value and for estimating fair value for financial instruments not recorded at fair value but for which fair value is disclosed.

Assets
Securities Available for Sale
Fixed maturity and equity securities available for sale are recorded at fair value on a recurring basis.  Fair value measurement is based upon unadjusted quoted prices, if available, except as described in the subsequent paragraphs.

Cash and Short-Term Financial Assets
Short-term financial assets include cash and other short-term investments.  Cash is categorized as Level 1.  Other short-term assets are invested in institutional money market funds.  These assets are categorized as Level 2, as the valuation is based upon the net asset value (NAV) of the fund.  There are no restrictions on withdrawal of these funds.

Loans
The Company does not record loans at fair value. As such, valuation techniques discussed herein for loans are primarily for estimating fair value for purpose of disclosure.

Fair values of mortgage loans on real estate properties are calculated by discounting contractual cash flows, using discount rates based on current industry pricing or the Company’s estimate of an appropriate risk-adjusted discount rate for loans of similar size, type, remaining maturity, likelihood of prepayment, and repricing characteristics.  Mortgage loans are categorized as Level 3 in the fair value hierarchy.

The Company also has loans made to policyholders.  These loans cannot exceed the cash surrender value of the policy.  Carrying value of policy loans approximates fair value.  Policy loans are categorized as Level 3.

Other Invested Assets
Included in other invested assets is an institutional alternative strategies fund that is recorded at fair value.  These assets are categorized as Level 2, as the valuation of these funds is based on net asset values provided by the issuer and represent amounts at which the Company could transact with the issuer.  Certain redemption restrictions may apply on this fund, including advance written notice to withdraw funds.

Separate Accounts
The separate account assets and liabilities, which are equal, are recorded at fair value based upon NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  This is the value at which a policyholder could transact with the issuer on the date.  Separate accounts are categorized as Level 2.

Liabilities
Investment-Type Liabilities Included in Policyholder Account Balances and Other Policyholder Funds
The fair values of supplementary contracts and annuities without life contingencies are estimated to be the present value of payments at a market yield.  The fair values of deposits with no stated maturity are estimated to be the amount payable on demand at the

 Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

measurement date.  These liabilities are categorized as Level 3.  The Company has not estimated the fair value of the liabilities under contracts that involve significant mortality or morbidity risks, as these liabilities fall within the definition of insurance contracts.  Insurance contracts are excluded from financial instruments that require disclosures of fair value.

Guaranteed Minimum Withdrawal Benefits (GMWB) Included in Other Policyholder Funds
The Company offers a GMWB rider that can be added to new or existing variable annuity contracts.  The rider provides an enhanced withdrawal benefit that guarantees a stream of income payments to an owner or annuitant, regardless of the contract account value.  Fair value for GMWB rider contracts is a Level 3 valuation, as it is based on models which utilize significant unobservable inputs.  These models require actuarial and financial market assumptions, which reflect the assumptions market participants would use in pricing the contract, including adjustments for volatility, risk, and issuer non-performance.

Determination of Fair Value
The Company utilizes external third-party pricing services to determine the majority of its fair values on investment securities available for sale.  At both December 31, 2014 and December 31, 2013, approximately 97% of the carrying value of these investments was from external pricing services, 1% was from brokers, and 2% was derived from internal matrices and calculations.  In the event that the primary pricing service does not provide a price, the Company utilizes the price provided by a second pricing service.  The Company reviews prices received from service providers for reasonableness and unusual fluctuations but generally accepts the price identified from the primary pricing service.  In the event a price is not available from either third-party pricing service, the Company pursues external pricing from brokers.  Generally, the Company pursues and utilizes only one broker quote per security.  In doing so, the Company solicits only brokers which have previously demonstrated knowledge and experience of the subject security.  If a broker price is not available, the Company determines a fair value through various valuation techniques that may include discounted cash flows, spread-based models, or similar techniques, depending upon the specific security to be priced.  These techniques are primarily applied to private placement securities.  The Company utilizes available market information, wherever possible, to identify inputs into the fair value determination, primarily including prices and spreads on comparable securities.

Each quarter, the Company evaluates the prices received from third-party security pricing services and independent brokers to ensure that the prices represent a reasonable estimate of the fair value within the macro-economic environment, sector factors, and overall pricing trends and expectations.  The Company corroborates and validates the primary pricing sources through a variety of procedures that include but are not limited to comparison to additional third-party pricing services or brokers, where possible; a review of third-party pricing service methodologies; back testing; in-depth specific analytics on randomly selected issues; and comparison of prices to actual trades for specific securities where observable data exists.  In addition, the Company analyzes the primary third-party pricing service's methodologies and related inputs and also evaluates the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy.  Finally, the Company also performs additional evaluations when individual prices fall outside tolerance levels when comparing prices received from third-party pricing services.

Fair value measurements for assets and liabilities where there exists limited or no observable market data are calculated using the Company’s own estimates and are categorized as Level 3.  These estimates are based on current interest rates, credit spreads, liquidity premium or discount, the economic and competitive environment, unique characteristics of the asset or liability, and other pertinent factors.  Therefore, these estimates cannot be determined with precision and may not be realized in an actual sale or immediate settlement of the asset or liability.  Additionally, there may be inherent weaknesses in any valuation technique.  Further, changes in the underlying assumptions used, including discount rates and estimates of future cash flows, could significantly affect the results of current or future values.

The Company’s own estimates of fair value of fixed maturity and equity securities may be derived in a number of ways, including but not limited to: 1) pricing provided by brokers, where the price indicates reliability as to value; 2) fair values of comparable securities, incorporating a spread adjustment for maturity differences, collateralization, credit quality, liquidity, and other items, if applicable; 3) discounted cash flow models and margin spreads; 4) bond yield curves; 5) observable market prices and exchange transaction information not provided by external pricing services; and 6) statement values provided to the Company by fund managers.

The fair value of the GMWB embedded derivative is calculated using a discounted cash flow valuation model that projects future cash flows under multiple risk neutral stochastic equity scenarios.  The risk neutral scenarios are generated using the current swap curve and projected equity volatilities and correlations.  The equity correlations are based on historical price observations.  For policyholder behavior assumptions, expected lapse and utilization assumptions are used and updated for actual experience.  The mortality assumption uses the 2000 US Annuity Basic Mortality Table.  The present value of cash flows is determined using the discount rate curve, based upon London Interbank Offered Rate (LIBOR) plus a credit spread.

 Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Categories Reported at Fair Value

The following tables present categories reported at fair value on a recurring basis at December 31.

	2014
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury securities and obligations of U.S. Government	$12,247	$152,546	$—	$164,793
Federal agencies 1	—	21,951	—	21,951
Federal agency issued residential mortgage-backed securities 1	—	48,742	—	48,742
Subtotal	12,247	223,239	—	235,486
Corporate obligations:
Industrial	—	559,377	—	559,377
Energy	—	230,090	—	230,090
Communications and technology	—	242,905	—	242,905
Financial	—	294,329	—	294,329
Consumer	—	544,079	—	544,079
Public utilities	—	250,079	—	250,079
Subtotal	—	2,120,859	—	2,120,859
Corporate private-labeled residential mortgage-backed securities	—	95,282	—	95,282
Municipal securities	—	158,492	—	158,492
Other	—	98,714	759	99,473
Redeemable preferred stocks	—	17,139	—	17,139
Fixed maturity securities	12,247	2,713,725	759	2,726,731
Equity securities	5,347	19,534	—	24,881
Total	$17,594	$2,733,259	$759	$2,751,612

Percent of total	1%	99%	—%	100%

Liabilities:
Other policyholder funds
Guaranteed minimum withdrawal benefits	$—	$—	$(1,094)	$(1,094)
Total	$—	$—	$(1,094)	$(1,094)

1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

 Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

	2013
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury securities and obligations of U.S. Government	$12,458	$126,562	$—	$139,020
Federal agencies 1	—	22,068	—	22,068
Federal agency issued residential mortgage-backed securities 1	—	62,128	—	62,128
Subtotal	12,458	210,758	—	223,216
Corporate obligations:
Industrial	—	534,779	—	534,779
Energy	—	222,745	—	222,745
Communications and technology	—	233,543	—	233,543
Financial	—	283,477	—	283,477
Consumer	—	493,756	—	493,756
Public utilities	—	252,364	13	252,377
Subtotal	—	2,020,664	13	2,020,677
Corporate private-labeled residential mortgage-backed securities	—	116,482	—	116,482
Municipal securities	—	147,619	—	147,619
Other	—	96,454	1,420	97,874
Redeemable preferred stocks	—	12,752	—	12,752
Fixed maturity securities	12,458	2,604,729	1,433	2,618,620
Equity securities and other invested assets	4,812	29,574	—	34,386
Total	$17,270	$2,634,303	$1,433	$2,653,006
Percent of total	1%	99%	—%	100%

Liabilities:
Other policyholder funds
Guaranteed minimum withdrawal benefits	$—	$—	$(4,703)	$(4,703)
Total	$—	$—	$(4,703)	$(4,703)

1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

 Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the years ended December 31 are summarized below:

	2014
	Assets			Liabilities
	Fixed maturity securities available for sale	Equity securities available for sale	Total	GMWB
Beginning balance	$1,433	$—	$1,433	$(4,703)
Included in earnings	(12)	—	(12)	3,145
Included in other comprehensive income (loss)	(421)	—	(421)	—
Purchases, issuances, sales and other dispositions:
Purchases	—	—	—	—
Issuances	—	—	—	592
Sales	—	—	—	—
Other dispositions	(241)	—	(241)	(128)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Ending balance	$759	$—	$759	$(1,094)

	2013
	Assets			Liabilities
	Fixed maturity securities available for sale	Equity securities available for sale	Total	GMWB
Beginning balance	$46,133	$1,255	$47,388	$(1,080)
Included in earnings	(59)	641	582	(4,208)
Included in other comprehensive income (loss)	287	(627)	(340)	—
Purchases, issuances, sales and other dispositions:
Purchases	—	—	—	—
Issuances	—	—	—	737
Sales	—	—	—	—
Other dispositions	(839)	(1,269)	(2,108)	(152)
Transfers into Level 3	116	—	116	—
Transfers out of Level 3	(44,205)	—	(44,205)	—
Ending balance	$1,433	$—	$1,433	$(4,703)

The Company did not exclude any realized or unrealized gains or losses on items transferred into Level 3 in any of the periods presented.  Depending upon the availability of Level 1 or Level 2 pricing, specific securities may transfer into or out of Level 3.  In 2013, the Company was able to identify significant assumptions or was able to corroborate observable market data for securities that had been level 3 in the previous year.  These securities were transfered from Level 3 to Level 2, based upon the beginning of year values.  The Company did not have any transfers between Level 1 and Level 2 at December 31, 2014 or 2013.

The Company's primary category of assets using Level 3 fair values is fixed maturity securities, totaling $0.8 million as of December 31, 2014.  These assets are valued using discounted cash flow models for which the significant assumptions are not observable in the market.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table presents the valuation method for the financial instrument liability included in Level 3, as well as the unobservable inputs used in the valuation of those financial instruments at December 31, 2014.

	Fair Value	Valuation Technique	Unobservable Inputs	Range
Embedded Derivative - GMWB	$(1,094)	Actuarial cash flow model	Mortality	80% of US Annuity Basic Table (2000)
			Lapse	0%-16% depending on product/duration/funded status of guarantee
			Benefit Utilization	0%-80% depending on age/duration/funded status of guarantee
			Nonperformance Risk	0.73%-1.35%

The GMWB liability is sensitive to changes in observable and unobservable inputs.  Observable inputs include risk-free rates, index returns, volatilities, and correlations.  Increases in risk-free rates and equity returns reduce the liability, while increases in volatilities increase the liability.  The Company's mortality, lapse, benefit utilization and nonperformance risk adjustment are unobservable.  Increases in mortality, lapses and credit spreads used for nonperformance risk reduce the liability, while increases in benefit utilization increase the liability.

The Company estimates that the impact of unobservable inputs at December 31, 2014 was as follows: a 10% increase in the mortality assumption would reduce the liability $0.1 million; a 10% decrease in the lapse assumption would increase the liability $0.3 million; a 10% increase in the benefit utilization would increase the liability $0.9 million; and a 10 basis point increase in the credit spreads used for non-performance would decrease the liability $0.4 million.

The following tables present a summary of fair value estimates at December 31 for financial instruments. The Company has not included assets and liabilities that are not financial instruments in this disclosure.  The total of the fair value calculations presented below may not be indicative of the value that can be obtained.

	2014
	Carrying Value	Fair Value
Assets:
Investments:
Fixed maturity securities available for sale	$2,726,731	$2,726,731
Equity securities	24,881	24,881
Mortgage loans	541,180	567,435
Policy loans	83,553	83,553
Cash and short-term investments	50,118	50,118
Separate account assets	406,501	406,501

Liabilities:
Individual and group annuities	1,080,322	1,061,067
Supplementary contracts and annuities without life contingencies	54,949	53,744
Separate account liabilities	406,501	406,501
Other policyholder funds - GMWB	(1,094)	(1,094)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

	2013
	Carrying Value	Fair Value
Assets:
Investments:
Fixed maturity securities available for sale	$2,618,620	$2,618,620
Equity securities and other invested assets	34,386	34,386
Mortgage loans	629,256	658,142
Policy loans	83,518	83,518
Cash and short-term investments	48,909	48,909
Separate account assets	393,416	393,416

Liabilities:
Individual and group annuities	1,100,495	1,078,618
Supplementary contracts and annuities without life contingencies	51,624	50,097
Separate account liabilities	393,416	393,416
Other policyholder funds - GMWB	(4,703)	(4,703)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

6. Financing Receivables

The Company has financing receivables that have both a specific maturity date, either on demand or on a fixed or determinable date, and are recognized as assets in the Consolidated Balance Sheets.

The table below identifies the Company’s financing receivables by classification amount at December 31.

	2014	2013
Receivables:
Agent receivables, net (allowance $2,003; 2013 - $2,245)	$1,727	$1,660
Investment-related financing receivables:
Mortgage loans, net (allowance $1,914; 2013 - $3,251)	541,180	629,256
Total financing receivables	$542,907	$630,916

The following table details the activity of the allowance for doubtful accounts on agent receivables at December 31.  Any recoveries are reflected as deductions.

	2014	2013
Beginning of year	$2,245	$2,261
Additions	306	69
Deductions	(548)	(85)
End of year	$2,003	$2,245

The following table details the mortgage loan portfolio, as collectively or individually evaluated for impairment at December 31.

	2014	2013
Mortgage loans collectively evaluated for impairment	$535,398	$582,679
Mortgage loans individually evaluated for impairment	7,696	49,828
Allowance for loan losses	(1,914)	(3,251)
Carrying value	$541,180	$629,256

The following table details the activity of the allowance for mortgage loan losses at December 31.  Any recoveries are reflected as deductions.

	2014	2013
Beginning of year	$3,251	$3,346
Provision	—	—
Deductions	(1,337)	(95)
End of year	$1,914	$3,251

Agent Receivables
The Company has agent receivables that are classified as financing receivables and are reduced by an allowance for doubtful accounts.  These trade receivables from agents are long-term in nature and are specifically assessed as to the collectibility of each receivable.  The Company's gross agent receivables totaled $3.7 million at December 31, 2014 with an allowance for doubtful accounts totaling $2.0 million.  Gross agent receivables totaled $3.9 million with an allowance for doubtful accounts of $2.2 million at December 31, 2013.  The Company has two types of agent receivables including:

•
Agent specific loans.  At December 31, 2014, these loans totaled $1.0 million and the allowance for doubtful accounts was $0.3 million.  At December 31, 2013, these loans totaled $1.1 million with an allowance for doubtful accounts of $0.3 million.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

•
Other agent receivables.  Gross agent receivables in this category totaled $2.7 million, and the allowance for doubtful accounts was $1.7 million at December 31, 2014.  Gross agent receivables totaled $2.8 million, and the allowance for doubtful accounts was $1.9 million at December 31, 2013.

Mortgage Loans
The Company considers its mortgage loan portfolio to be long-term financing receivables.  Mortgage loans are stated at cost, adjusted for amortization of premium and accrual of discount, less an allowance for loan losses.  Mortgage loan interest income is recognized on an accrual basis with any premium or discount amortized over the life of the loan.  Prepayment and late fees are recorded on the date of collection.  Loans in foreclosure, loans considered impaired, or loans past due 90 days or more are placed on non-accrual status.  Payments received on loans on non-accrual status for these reasons are applied first to interest income not collected while on non-accrual status, followed by fees, accrued and past-due interest, and principal.

If a mortgage loan is determined to be on non-accrual status, the Company does not accrue interest income.  The loan is independently monitored and evaluated as to potential impairment or foreclosure.  This evaluation includes assessing the probability of receiving future cash flows, along with consideration of many of the factors described below.  If delinquent payments are made and the loan is brought current, then the Company returns the loan to active status and accrues income accordingly.

Generally, the Company considers its mortgage loans to be a portfolio segment.  The Company considers its primary class to be property type.  The Company primarily uses loan-to-value as its credit risk quality indicator but also monitors additional secondary risk factors, such as geographic distribution both on a regional and specific state basis.  The mortgage loan portfolio segment is presented by property type in a table in Note 4, as are geographic distributions by both region and state.  These measures are also supplemented with various other analytics to provide additional information concerning potential impairment of mortgage loans and management's assessment of financing receivables.

The following table presents an aging schedule for delinquent payments for both principal and interest at December 31, 2014 and December 31, 2013, by property type.

Amount of Payments Past Due
	Book Value	30-59 Days	60-89 Days	> 90 Days	Total
December 31, 2014
Industrial	$—	$—	$—	$—	$—
Office	—	—	—	—	—
Medical	—	—	—	—	—
Other	—	—	—	—	—
Total	$—	$—	$—	$—	$—

December 31, 2013
Industrial	$—	$—	$—	$—	$—
Office	8,497	24	—	829	853
Medical	3,921	32	—	—	32
Other	—	—	—	—	—
Total	$12,418	$56	$—	$829	$885

As of December 31, 2014, there were no mortgage loans that were past due or in the process of foreclosure.  At December 31, 2013, there were five mortgage loans that were 30 days or more past due, including two over 90 days past due.  The two loans that were over 90 days past due were in the process of foreclosure at December 31, 2013 and were foreclosed in 2014.

The allowance for loan losses is monitored and evaluated at multiple levels with a process that includes, but is not limited to, the factors presented below.  Generally, the Company establishes the allowance for loan losses using the collectively evaluated impairment methodology at an overall portfolio level and then specifically identifies an allowance for loan losses on loans that contain elevated risk profiles.  If the Company determines through its evaluation that a loan has an elevated specific risk profile, it then individually assesses the loan’s risk profile and assigns a specific allowance value based on many factors, including those identified below.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Macro-environmental and elevated risk profile considerations:

•	Current industry conditions that are affecting the market, including rental and vacancy rates;
•	Perceived market liquidity;
•	Analysis of the markets and sub-markets in which the Company has mortgage loans;
•	Analysis of industry historical loss and delinquency experience;
•	Other factors that the Company may perceive as important or critical given its portfolio; and
•
Analysis of the Company’s loan portfolio based on loan size concentrations, geographic concentrations, property type concentrations, maturity concentrations, origination loan-to-value concentrations, and borrower concentrations.

Specific mortgage loan level considerations:

•	The payment history of each borrower;
•	Negative reports from property inspectors; and
•	Each loan’s property financial statement including net operating income, debt service coverage, and occupancy level.

The Company has not acquired any mortgage loans with deteriorated credit quality during the years presented.

As part of the Company’s process of monitoring impairments on loans, there are a number of significant risks and uncertainties inherent in this process. These risks include, but are not limited to:

•	The risk that the Company’s assessment of a borrower to meet all of its contractual obligations will change based on changes in the credit characteristics of the borrower or property;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the borrower than anticipated;
•	The risk that the performance of the underlying property could deteriorate in the future;
•	The risk that fraudulent, inaccurate, or misleading information could be provided to the Company;
•	The risk that the methodology or assumptions used to develop estimates of the portion of the impairment of the loan prove over time to be inaccurate; and
•	The risk that other facts and circumstances change such that it becomes more likely than not that the Company will not obtain all of the contractual payments.

The Company reduced the allowance in 2014 largely due to an overall decrease in mortgage loan balance.  The Company reviews the portfolio's risk profile and expected ongoing performance not less often than quarterly.

To the extent the Company's review and valuation determines a loan is impaired, that amount is charged to the allowance for loan losses and the loan balance is reduced.  In the event that a property is foreclosed upon, the carrying value is written down to the lesser of the current fair value or book value of the property with a charge to the allowance and a corresponding reduction to the mortgage loan asset.  The property is then transferred to real estate where the Company has the ability and intent to manage these properties on an ongoing basis.

Over the past three years, the Company has had three mortgage loan defaults.  Two loans were foreclosed in 2014 for a total impairment loss of $0.3 million.  One loan was foreclosed in 2012 for an impairment loss of $0.2 million.  The Company had no troubled loans that were restructured or modified in 2014, 2013, or 2012.

7. Variable Interest Entities

The Company invests in certain affordable housing and real estate joint ventures which are considered to be variable interest entities (VIEs) and are included in Real Estate in the Consolidated Balance Sheets.  The assets held in affordable housing real estate joint venture VIEs are primarily residential real estate properties that are restricted to provide affordable housing under federal or state programs for varying periods of time.  The restrictions primarily apply to the rents that may be paid by tenants residing in the properties during the term of an agreement to remain in the affordable housing program.  Investments in real estate joint ventures are equity interests in partnerships or limited liability companies that may or may not participate in profits or residual value.  The Company's investments in these entities generate a return primarily through the realization of federal and state income tax credits and other tax benefits, such as tax deductions from operating losses of the investments, over specified time periods.  The Company amortizes the initial cost of the investment in proportion to the tax credits and other tax benefits received and recognizes the net investment performance in the Consolidated Statements of Comprehensive Income as a component of income tax expense.  The tax credits are recognized as a reduction of tax expense.  The Company realized federal income tax credits related to these investments of $2.8 million, $2.9 million, and $2.6 million for the years ended December 31, 2014, 2013, and 2012, respectively.  The Company also recognized $0.9 million, $1.4 million, and $1.8 million of amortization related to these investments for the years ended December 31, 2014, 2013, and 2012, respectively.  The Company's investments in other VIEs are recorded using the equity method,

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

with cash distributions from the VIE and cash contributions to the VIE recorded as decreases or increases, respectively, in the carrying value of the VIE.  Certain other equity investments in VIEs, where permitted, are recorded on an amortized cost basis.  The operating performance of investments in the VIE is recorded in the Consolidated Statements of Comprehensive Income as investment income or as a component of income tax expense, depending upon the nature and primary design of the investment. The Company evaluates the carrying value of VIEs for impairment on an ongoing basis to assess whether the carrying value is expected to be realized during the anticipated life of the investment.  In certain cases, the Company may issue fixed-rate senior mortgage loan investments secured by properties controlled by VIEs.  These investments are classified as mortgage loans in the Consolidated Balance Sheets, and the income received from such investments is recorded as investment income in the Consolidated Statements of Comprehensive Income.

Investments in the affordable housing and real estate joint ventures are interests that will absorb portions of the VIE's expected losses or receive portions of expected residual returns of the VIE's net assets exclusive of variable interests.  The Company makes an initial assessment of whether it is the primary beneficiary of a VIE at the time of the initial investment and on an ongoing basis thereafter.  The Company considers many factors when making this determination based upon a review of the underlying investment agreement and other information related to the specific investment.  The first factor is whether the Company has the ability to direct the activities of a VIE that most significantly impact the VIE's economic performance.  The power to direct the activities of the VIE is generally vested in the managing general partner or managing member of the VIE, which is not the position held by the Company in these investments.  Other factors include the entity's equity investment at risk, decision-making abilities, obligations to absorb economic risks, and the right to receive economic rewards of the entity; and the extent to which the Company shares in the VIE's expected losses and residual returns.

The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds a variable interest, but is not the primary beneficiary, and which had not been consolidated at December 31, 2014 and December 31, 2013.  The table includes investments in five real estate joint ventures and 23 affordable housing real estate joint ventures at December 31, 2014 and investments in six real estate joint ventures and 26 affordable housing real estate joint ventures at December 31, 2013.

	2014		2013
	Carrying Amount	Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
Real estate joint ventures	$21,415	$21,415	$22,104	$22,104
Affordable housing real estate joint ventures	13,153	54,028	14,517	56,718
Total	$34,568	$75,443	$36,621	$78,822

The maximum exposure to loss relating to the real estate joint ventures and affordable housing real estate joint ventures, as shown in the table above, is equal to the carrying amounts plus any unfunded equity commitments, exposure to potential recapture of tax credits, guarantees of debt, or other obligations of the VIE with recourse to the Company.  Unfunded equity and loan commitments typically require financial or operating performance by other parties and have not yet become due or payable but which may become due in the future.

At December 31, 2014, the Company had no mortgage loan or equity commitments outstanding to the real estate joint venture VIEs.  At December 31, 2013, the Company had no mortgage loan commitments and $0.2 million in equity commitments.  The Company also has contingent commitments to fund additional equity contributions for operating support to certain real estate joint venture VIEs, which could result in additional exposure to loss.  However, the Company is not able to quantify the amount of these contingent commitments.

In addition, the maximum exposure to loss on affordable housing joint ventures at December 31, 2014 and 2013 included $27.7 million and $22.5 million, respectively, of losses which could be realized if the tax credits received by the VIEs were recaptured.  Recapture events would cause the Company to reverse some or all of the benefit previously recognized by the Company or third parties to whom the tax credit interests were transferred.  A recapture event can occur at any time during a 15-year required compliance period.  The principal causes of recapture include financial default and non-compliance with affordable housing program requirements by the properties controlled by the VIE.  The potential exposure due to recapture may be mitigated by guarantees from the managing member or managing partner in the VIE, insurance contracts, or changes in the residual value accruing to the Company's interests in the VIEs.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

8. Property and Equipment

Property and equipment are stated at cost and depreciated over estimated useful lives using the straight-line method.  The home office is depreciated over 25 years to 50 years and furniture and equipment is depreciated over 3 years to 10 years.  The table below provides information at December 31.

	2014	2013
Land	$766	$766
Home office complex	21,249	20,775
Furniture and equipment	47,296	46,176
	69,311	67,717
Accumulated depreciation	(51,784)	(50,193)
Property and equipment	$17,527	$17,524

Depreciation expense totaled $1.7 million, $1.6 million, and $5.1 million in 2014, 2013, and 2012, respectively.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

9.  Separate Accounts

The total separate account assets were $406.5 million at December 31, 2014 (2013 - $393.4 million).  Variable universal life and variable annuity assets comprised 28% and 72% of this amount in 2014 compared to 29% and 71% of this amount in 2013.

The following table provides a reconciliation of activity within separate account liabilities at December 31.

	2014	2013	2012
Balance at beginning of year	$393,416	$340,093	$316,609
Deposits on variable policyholder contracts	47,308	36,471	33,748
Transfers to general account	(5,859)	(4,349)	(5,082)
Investment performance	24,314	69,545	43,399
Policyholder benefits and withdrawals	(39,177)	(35,236)	(35,799)
Contract charges	(13,501)	(13,108)	(12,782)
Balance at end of year	$406,501	$393,416	$340,093

The Company has a guaranteed minimum withdrawal benefit (GMWB) rider that can be added to new or existing variable annuity contracts.  The rider provides an enhanced withdrawal benefit that guarantees a stream of income payments to an owner or annuitant, regardless of the contract account value.  The value of the separate accounts with the GMWB rider is recorded at fair value of $132.3 million at December 31, 2014 (2013 - $123.9 million).  The GMWB guarantee liability was $(1.1) million at December 31, 2014 (2013 - $(4.7) million).  The change in this value is included in policyholder benefits in the Consolidated Statements of Comprehensive Income.  The value of variable annuity separate accounts with the GMWB rider is recorded in separate account liabilities, and the value of the rider is included in other policyholder funds in the Consolidated Balance Sheets.

In April 2013, the Company acquired a closed block of variable universal life insurance policies and variable annuity contracts from American Family as discussed in the Reinsurance Transaction section of Note 1.  The Company assumed 100% of the separate account liabilities on a modified coinsurance basis and 100% of the general account liabilities on a coinsurance basis.  The modified coinsurance portion of the transaction represented approximately $291.6 million in separate account fund balances at acquisition.  The Company receives fees based upon both specific transactions and the fund value of the block of policies, as provided under modified coinsurance transactions.  Also, as required under modified coinsurance transaction accounting, the separate account fund balances totaling $318.1 million and $319.0 million at December 31, 2014 and 2013, respectively, were not recorded as separate accounts on the Company's financial statements.  Rather, the Company recorded these fixed fund accounts as a separate block under its general accounts, and the Company also receives certain ongoing fees associated with specific transactions.  The coinsurance portion of the transaction represented $23.6 million in fund value and $0.6 million in future policy benefits at acquisition.  The fund value and future policy benefits represented $27.2 million and $0.6 million at December 31, 2014, compared to approximately $26.0 million in fund value and $0.8 million in future policy benefits at December 31, 2013.  The Company recorded these fixed fund accounts as a separate block under its general account.

Guarantees are offered under variable universal life and variable annuity contracts: a guaranteed minimum death benefit (GMDB) rider is available on certain variable universal life contracts, and GMDB are provided on all variable annuities.  The GMDB rider for variable universal life contracts guarantees the death benefit for specified periods of time, regardless of investment performance, provided cumulative premium requirements are met.  The GMDB rider for variable annuity contracts guarantees the death benefit for specified periods of time, regardless of investment performance.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

At December 31, 2014 and 2013, separate account balances for variable annuity contracts were $292.3 million and $279.6 million, respectively.  The total reserve held for variable annuity GMDB was less than $0.1 million at both December 31, 2014 and December 31, 2013.  Additional information related to the GMDB and related separate account balances and net amount at risk (the amount by which the GMDB exceeds the account balance) as of December 31, 2014 and 2013 is provided below:

	2014			2013
	Separate Account Balance	Net Amount at Risk	Weighted Average Attained Age	Separate Account Balance	Net Amount at Risk	Weighted Average Attained Age
Return of net deposits	$230,426	$667	59.9	$221,905	$684	59.6
Return of the greater of the highest anniversary contract value or net deposits	8,594	102	67.3	8,918	9	65.6
Return of the greater of every fifth year highest anniversary contract value or net deposits	7,770	50	65.5	6,726	57	67.2
Return of the greater of net deposits accumulated annually at 5% or the highest anniversary contract value	45,466	2,173	61.6	42,083	1,579	61.6
Total	$292,256	$2,992	60.5	$279,632	$2,329	60.3

The following table presents the GMDB for the variable annuity incurred and paid death benefits for the three years ended December 31.

	2014	2013	2012
Variable annuity incurred death benefits	$2,475	$2,900	$2,296
Variable annuity paid death benefits	2,289	3,744	2,029

The following table presents the aggregate fair value of assets by major investment asset category supporting the variable annuity separate accounts with guaranteed benefits at December 31.

	2014	2013
Money market	$4,267	$4,770
Fixed income	36,351	40,036
Balanced	60,726	64,015
International equity	22,057	24,745
Intermediate equity	139,609	116,770
Aggressive equity	29,246	29,296
Total	$292,256	$279,632

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

10. Unpaid Accident and Health Claims Liability

The liability for unpaid accident and health claims is included with policy and contract claims on the Consolidated Balance Sheets. Claim adjustment expenditures are expensed as incurred and were not material in any year presented. Activity in the liability follows.

	2014	2013	2012
Gross liability at beginning of year	$33,888	$36,219	$32,921
Less reinsurance recoverable	(27,567)	(29,938)	(26,797)
Net liability at beginning of year	6,321	6,281	6,124
Incurred benefits related to:
Current year	27,037	24,333	22,061
Prior years 1	(161)	(937)	(356)
Total incurred benefits	26,876	23,396	21,705
Paid benefits related to:
Current year	23,352	20,906	18,667
Prior years	3,276	2,450	2,881
Total paid benefits	26,628	23,356	21,548
Net liability at end of year	6,569	6,321	6,281
Reinsurance recoverable	28,122	27,567	29,938
Gross liability at end of year	$34,691	$33,888	$36,219

1  The incurred benefits related to prior years’ unpaid accident and health claims reflect the change in these liabilities.

11.  Participating Policies

The Company has some insurance contracts where the policyholder is entitled to share in the earnings through dividends that reflect the difference between the premium charged and the actual experience.  Participating business at year-end 2014 approximated 9% of statutory premiums and 13% of the life insurance in force, compared to 8% and 14% in 2013, respectively.  The amount of dividends to be paid is determined annually by the Company's Board of Directors.  Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued.  Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued, as well as for policyholder dividends in excess of the original scale, which have been declared by the Board of Directors.

12. Notes Payable

The Company had no notes payable at December 31, 2014 or December 31, 2013.

As a member of the FHLB with a capital investment of $4.9 million, the Company has the ability to borrow on a collateralized basis from the FHLB.  The Company received an insignificant amount of dividends on the capital investment in 2014, 2013, and 2012.

The Company had unsecured revolving lines of credit of $70.0 million and $60.0 million with two major commercial banks with no balances outstanding at December 31, 2014 and 2013, respectively.  The lines of credit are at variable interest rates based upon short-term indices, and they will mature in June of 2015.  The Company anticipates renewing these lines as they come due.

13. Income Taxes

The following table provides information about income taxes for the years ended December 31.

	2014	2013	2012
Current income tax expense	$8,065	$6,018	$17,477
Deferred income tax expense	4,929	8,374	868
Total income tax expense	$12,994	$14,392	$18,345

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table provides a reconciliation of the federal income tax rate to the Company's effective income tax rate for the years ended December 31.

	2014	2013	2012
Federal income tax rate	35%	35%	35%
Tax credits, net of equity adjustment	(4)%	(3)%	(3)%
Permanent differences	(1)%	—%	(1)%
Effective income tax rate	30%	32%	31%

Presented below are tax effects of temporary differences that result in significant deferred tax assets and liabilities at December 31.

	2014	2013
Deferred tax assets:
Future policy benefits	$24,335	$27,721
Employee retirement benefits	34,422	26,506
Tax carryovers	—	326
Other	486	—
Deferred tax assets	59,243	54,553
Deferred tax liabilities:
Basis differences between tax and
GAAP accounting for investments	6,861	4,391
Unrealized investment gains	61,090	43,550
Capitalization of deferred acquisition costs, net of amortization	53,381	55,818
Value of business acquired	8,629	9,990
Property and equipment, net	5,159	5,211
Other	—	1,765
Deferred tax liabilities	135,120	120,725
Net deferred tax liability	75,877	66,172
Current tax liability (asset)	(2,255)	(709)
Income taxes payable	$73,622	$65,463

A valuation allowance must be established for any portion of the deferred tax asset which is believed not to be realizable.  Management reviews the need for a valuation allowance based on the Company’s anticipated future earnings, reversal of future taxable differences, the available carryback and carryforward periods, tax planning strategies that are prudent and feasible, and the ability and intent to hold securities until their recovery.  In management’s opinion, it is more likely than not that the Company will realize the benefit of its deferred taxes.

The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction and various state jurisdictions.  In general, the Company is no longer subject to U.S. federal, state or local income tax examinations by tax authorities for years prior to 2011.  The Company is not currently under examination by the Internal Revenue Service.

Tax positions are evaluated at the reporting date to determine whether an unrecognized tax benefit should be recorded.  A reconciliation of the beginning and ending amounts of unrecognized tax benefits for the years ended December 31 is as follows:

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
	2014	2013
Beginning of year	$—	$—
Additions based on tax positions related to the current year	0.1	—
Additions for tax positions of prior years	—	—
Reductions for tax positions of prior years	—	—
Reductions for statute of limitations lapse	—	—
End of year	$0.1	$—

The Company's policy is to recognize interest and penalties accrued related to unrecognized tax benefits in income tax expense. The Company recognized $0.1 million of tax penalty and interest expense in 2014.  The Company did not recognize any expense  related to interest and penalties during 2013 or 2012.

The Company had no material tax uncertainties requiring recognition in its consolidated financial statements as of December 31, 2014.  The Company is no longer subject to income tax examinations by tax authorities for years prior to 2010.

The income tax expense is recorded in various places in the Company's financial statements, as detailed below, for the years ended December 31.

	2014	2013	2012
Income tax expense	$12,994	$14,392	$18,345
Stockholders’ equity:
Related to:
Change in net unrealized gains on securities available for sale	17,568	(50,790)	24,974
Effect on DAC and VOBA	(530)	16,577	(6,080)
Change in future policy benefits	(3,730)	4,534	(4,611)
Change in policyholder account balances	(130)	220	(195)
Change in benefit plan obligations	(8,400)	7,961	(1,161)
Total income tax expense (benefit) included in financial statements	$17,772	$(7,106)	$31,272

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
14. Pensions and Other Postemployment Benefits (OPEB)

The Company has pension and other postemployment benefit plans covering substantially all its employees for which the measurement date is annually on December 31.

The Kansas City Life Cash Balance Pension Plan (the Plan) was amended effective December 31, 2010 to provide that participants’ accrued benefits will be frozen, and that no further benefits or accruals will be earned after December 31, 2010.  Although participants will no longer accrue additional benefits under the Plan at December 31, 2010, participants will continue to earn years of service for vesting purposes under the Plan with respect to their benefits accrued through December 31, 2010.  In addition, the cash balance account will continue to earn annual interest.  Plan benefits are based on a cash balance account consisting of credits to the account based upon an employee’s years of service, compensation and interest credits on account balances calculated using the greater of the average 30-year Treasury bond rate for November of each year or 5.5%.  The benefits expected to be paid in each year from 2015 through 2019 are $11.5 million, $9.6 million, $9.4 million, $10.2 million, and $10.1 million, respectively.  The aggregate benefits expected to be paid in the five years from 2020 through 2024 are $49.3 million.  The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2014 and are the actuarial present value of the vested benefits to which the employee is currently entitled but based upon the expected date of separation or retirement.  The 2015 contribution for the plan has not been determined.

The asset allocation of the fair value of pension plan assets compared to the target allocation range at December 31 was:

	2014	2013	Target Allocation

Equity securities	40%	39%	33% - 43%
Asset allocation and alternative assets	29%	28%	23% - 33%
Debt securities	30%	30%	26% - 42%
Cash and cash equivalents	1%	3%	0% - 2%

Certain of the Company's pension plan assets consist of investments in pooled separate accounts.  Net asset value (NAV) of the separate accounts is calculated in a manner consistent with GAAP for investment companies and is determinative of their fair value.  Several of the separate accounts invest in publicly quoted mutual funds or actively managed stocks.  The fair value of the underlying mutual funds or stock is used to determine the NAV of the separate account, which is not publicly quoted.  Some of the separate accounts also invest in fixed income securities.  The fair value of the underlying securities is based on quoted prices of similar assets and used to determine the NAV of the separate account.  Sale of plan assets may be at values less than NAV.  Certain redemption restrictions may apply to specific stock and bond funds, including written notices prior to the withdrawal of funds and a potential redemption fee on certain withdrawals.

Hedge fund investments are recorded at net asset value.  The Plan's hedge funds invest primarily in other investment funds.  The valuation policies of the hedge funds provide that the value of investments in other investment funds be stated at fair value based on the net asset value of the other investment funds and certain redemption restrictions may apply, including a forty-five day prior written notice to withdraw funds.

Plan fiduciaries set investment policies and strategies and oversee its investment allocation, which includes selecting investment managers, commissioning periodic asset-liability studies, and setting long-term strategic targets.  Long-term strategic investment objectives include preserving the funded status of the plan and balancing risk and return.  Target allocation ranges are guidelines, not limitations, and occasionally plan fiduciaries will approve allocations above or below a target range.  The Plan does not expect to return any plan assets to the Company during 2015.

The current assumption for the expected long-term rate of return on plan assets is 7.70%.  This assumption is determined by analyzing: 1) historical average returns achieved by asset allocation and active management; 2) historical data on the volatility of returns; 3) current yields available in the marketplace; 4) actual returns on plan assets; and 5) current and anticipated future allocation among asset classes.  The asset classes used for this analysis are domestic and international equities, investment grade corporate bonds, alternative assets, and cash.  The overall rate is derived as a weighted average of the estimated long-term returns on the asset classes represented in the investment portfolio of the plan.  Effective January 2015, the Company decreased the assumption for the expected long-term rate of return on plan assets to be 7.50%.

The assumed discount rates used to determine the benefit obligation for pension benefits and postemployment benefits are 3.57% and 3.90%, respectively.  The discount rates were determined by reference to the Citigroup Pension Liability Yield Curve on

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

December 31, 2014.  Specifically, the spot rate curve represents the rates on zero coupon securities of the quality and type included in the pension index at various maturities.  By discounting benefit cash flows at these rates, a notional amount equal to the fair value of a cash flow defeasing portfolio of bonds was determined.  The discount rate for benefits was calculated as a single rate giving the same discounted value as the notional amount.

The Company adopted the updated mortality tables issued by the Society of Actuaries during 2014.  The new tables reflect longer life expectancy, which may result in higher benefit obligations.  The impact to the Company's benefit obligation was an increase of $4.9 million as a result of this adoption.

The postemployment medical plans for eligible employees, agents, and their dependents are contributory with contributions adjusted annually.  The benefits expected to be paid in each year from 2015 through 2019 are $1.0 million, $1.0 million, $1.1 million, $1.1 million, and $1.2 million, respectively.  The aggregate benefits expected to be paid in the five years from 2020 through 2024 are $7.4 million.  The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2014.  Contributions to the plan in 2014 were $0.9 million.  The 2015 contribution for the plan is estimated to be $0.9 million.  The Company pays these medical costs as they become due and the plan incorporates cost-sharing features.  The postemployment plan disclosures included herein do not include the potential impact from the Medicare Act (the Act) that became law in December 2003.  The Act introduced a new federal subsidy to sponsors of certain retiree health care plans that provide a benefit that is at least actuarially equivalent to Medicare.  Since the Company does not provide benefits that are actuarially equivalent to Medicare, the Act did not impact the Company’s disclosures.

Non-contributory defined contribution retirement plans for eligible general agents and sales agents provide supplemental payments based upon earned agency first year individual life and annuity commissions.  Contributions to these plans in 2014 were $0.1 million (2013 - $0.1 million; 2012 - $0.1 million).  Non-contributory deferred compensation plans for eligible agents based upon earned first year commissions are also offered.  Contributions to these plans in 2014 were $0.3 million (2013 - $0.3 million; 2012 - $0.5 million).

Savings plans for eligible employees and agents match employee and agent contributions up to 8% of salary and 2.5% of agents’ prior year paid commissions, respectively.  Contributions to the plan in 2014 were $2.1 million (2013 - $2.1 million; 2012 - $3.2 million).   The Company may contribute an additional profit sharing amount up to 4% of salary for eligible employees, depending upon corporate profits.  In 2014, the Company made a contribution to the plan under the profit sharing determination of 4% of salary for eligible employees, which totaled $1.3 million.  In 2013, The Company made a contribution to the plan under the profit sharing determination of 4% of salary for eligible employees, which totaled $1.3 million.

A non-contributory trusteed employee stock ownership plan covers substantially all salaried employees.  No contributions have been made to this plan since 1992.

The Company recognizes the funded status of its defined pension and postemployment plans, measured as the difference between plan assets at fair value and the projected benefit obligation, on the Consolidated Balance Sheets.  Changes in the funded status that arise during the period, but are not recognized as components of net periodic benefit cost, are recognized within other comprehensive income (loss), net of taxes.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following tables provide information regarding pension benefits and other benefits for the years ended December 31.

	Pension Benefits		OPEB
	2014	2013	2014	2013
Change in projected benefit obligation:
Benefit obligation at beginning of year	$146,000	$159,201	$31,179	$36,403
Service cost	—	—	611	786
Interest cost	6,202	5,338	1,499	1,368
Plan participants' contributions	—	—	515	496
Curtailments and plan changes	—	—	—	(4,357)
Actuarial (gain) loss	15,465	(9,394)	4,027	(1,922)
Benefits paid	(9,954)	(9,145)	(1,375)	(1,595)
Benefit obligation at end of year	$157,713	$146,000	$36,456	$31,179

Change in plan assets:
Fair value of plan assets at beginning of year	$136,707	$125,153	$—	$—
Return on plan assets	5,154	14,671	—	—
Plan participants' contributions	—	—	515	496
Company contributions	6,080	6,028	860	1,099
Benefits paid	(9,954)	(9,145)	(1,375)	(1,595)
Fair value of net plan assets at end of year	$137,987	$136,707	$—	$—

Unfunded status at end of year	$19,726	$9,293	$36,456	$31,179

	Pension Benefits		OPEB
	2014	2013	2014	2013
Amounts recognized in accumulated other comprehensive income:
Net loss	$78,156	$59,241	$7,914	$3,974
Prior service credit	—	—	(3,048)	(4,194)
Total accumulated other comprehensive income	$78,156	$59,241	$4,866	$(220)

	Pension Benefits		OPEB
	2014	2013	2014	2013
Other changes in plan assets and benefit obligations recognized in other comprehensive income (loss):
Unrecognized actuarial net (gain) loss	$20,633	$(14,838)	$4,027	$(1,923)
Unrecognized prior service credit	—	—	—	(4,357)
Amortization of net gain	(1,718)	(2,393)	(87)	(103)
Curtailments and plan changes	—	—	—	116
Amortization of prior service cost	—	—	1,146	752
Total (gain) loss recognized in other comprehensive income (loss)	$18,915	$(17,231)	$5,086	$(5,515)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

	Pension Benefits		OPEB
	2014	2013	2014	2013
Plans with underfunded accumulated benefit obligation:
Projected benefit obligation	$157,713	$146,000	$—	$—
Accumulated benefit obligation	157,713	146,000	—	—
Fair value of plan assets	137,987	136,707	—	—

Weighted average assumptions used to determine benefit obligations at December 31:
Discount rate	3.57%	4.42%	3.90%	4.88%
Expected return on plan assets	7.70%	7.70%	—	—

Weighted average assumptions used to determine net periodic benefit cost for years ended December 31:
Discount rate	4.42%	3.47%	4.88%	4.03%
Expected return on plan assets	7.70%	7.70%	—	—

The following table presents the fair value of each major category of pension plan assets at December 31.

	Pension Plan
	2014	2013
Debt securities:
United States Government fixed maturity securities	$2,179	$2,210
Industrial and public utility fixed maturity securities	19,554	18,651
Investment funds:
Hedge funds	19,147	17,839
Stock and bond funds:
Domestic equity	30,621	27,382
International equity	19,060	19,709
Emerging markets	5,694	5,957
Global asset allocation	20,779	20,350
Fixed income	20,096	19,911
Other invested assets	50	53
Cash and cash equivalents	1,306	4,412
Receivables	229	233
Fair value of assets at end of year	$138,715	$136,707
Liabilities
Accrued liabilities	728	—
Total liabilities	728	—
Fair value of net plan assets at end of year	137,987	136,707

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following tables provide the fair value hierarchy, as described in Note 5, for pension plan assets at December 31.

	2014
	Level 1	Level 2	Level 3	Total
Debt securities:
United States Government fixed maturity securities	$—	$2,179	$—	$2,179
Industrial and public utility fixed maturity securities	—	19,554	—	19,554
Investment funds:
Hedge funds	—	19,147	—	19,147
Stock and bond funds	—	96,250	—	96,250
Other invested assets	—	—	50	50
Cash and cash equivalents	1,306	—	—	1,306
Receivables	229	—	—	229
Total	$1,535	$137,130	$50	$138,715

	2013
	Level 1	Level 2	Level 3	Total
Debt securities:
United States Government fixed maturity securities	$—	$2,210	$—	$2,210
Industrial and public utility fixed maturity securities	—	18,651	—	18,651
Investment funds:
Hedge funds	—	17,839	—	17,839
Stock and bond funds	—	93,309	—	93,309
Other invested assets	—	—	53	53
Cash and cash equivalents	4,412	—	—	4,412
Receivables	233	—	—	233
Total	$4,645	$132,009	$53	$136,707

The following table discloses the changes in Level 3 plan assets measured at fair value on a recurring basis for the years ended December 31.

	Pension Plan
	2014	2013
Beginning balance	$53	$205
Gains (losses) realized and unrealized	16	(29)
Sales	(19)	—
Transfers out	—	(123)
Ending balance	$50	$53

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table provides the components of net periodic benefit cost for the years ended December 31.

	Pension Benefits			OPEB
	2014	2013	2012	2014	2013	2012
Service cost	$—	$—	$—	$611	$786	$879
Interest cost	6,202	5,338	5,796	1,499	1,368	1,529
Expected return on plan assets	(10,322)	(9,227)	(8,889)	—	—	—
Amortization of:
Unrecognized actuarial net loss	1,718	2,393	133	87	103	247
Unrecognized prior service cost (credit)	—	—	—	(1,146)	(752)	(252)
Curtailment	—	—	—	—	(116)	—
Net periodic benefit cost (credit)	(2,402)	(1,496)	(2,960)	1,051	1,389	2,403
Total recognized in other comprehensive income (loss)	18,915	(17,231)	3,877	5,086	(5,515)	(561)
Total recognized in net periodic benefit cost and other comprehensive income (loss)	$16,513	$(18,727)	$917	$6,137	$(4,126)	$1,842

The following table provides the estimated net loss and prior service credit for the pension plan and other postemployment plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost in 2015.

	Pension Benefits	OPEB
Actuarial net loss	$2,400	$471
Prior service credit	—	(1,147)

The assumed growth rate of health care costs has a significant effect on the benefit amounts reported, as the table below demonstrates.

	One Percentage Point Change in the Growth Rate
	Increase	Decrease

Service and interest cost components	$455	$(352)
Postemployment benefit obligation	6,704	(5,299)

For measurement purposes, the annual increase in the per capita cost of covered health care benefits was assumed to be 8.0%, decreasing gradually to 5.0% in 2027 and thereafter.

Included in the Company's OPEB is a medical insurance plan for retired agents.  During the second quarter of 2013, the Company notified the participants that this benefit was being terminated effective December 31, 2013.  This benefit termination required a re-valuation of the plan, which was performed effective June 10, 2013 and resulted in a plan curtailment.  The curtailment resulted in the immediate recognition of reduced operating expenses of $0.1 million and a reduced liability of $4.4 million.

During the first quarter of 2012, the Company identified an error related to the amortization period for unrecognized actuarial gains and losses for its pension plan.  The Company determined that upon curtailment of the plan on January 1, 2011, the status of the plan participants should have changed from active to inactive.  The amortization period was corrected from the average remaining service period of plan participants, approximately ten years, to the average remaining life expectancy of plan participants, approximately 26 years.  The Company recognized a $2.0 million pre-tax benefit during 2012 related to the reversal of amortization recorded during 2011.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

15. Share-Based Payment

The Company has a long-term incentive plan for senior management that provides a cash award to participants for the increase in the share price of the Company's common stock through units (phantom shares) assigned by the Board of Directors.  The cash award is calculated over a three-year interval on a calendar year basis.  At the conclusion of each three-year interval, participants will receive a cash award based on the increase in the share price during a defined measurement period, multiplied by the number of units attributable to each participant.  The increase in the share price is determined based on the change in the share price from the beginning to the end of the three-year interval.  Amounts representing dividends are accrued and paid at the end of each three-year interval to the extent that they exceed negative stock price appreciation.  Plan payments are contingent on the continued employment of the participant unless termination is due to a qualifying event such as death, disability, or retirement.  In addition, all payments are lump sum with no deferrals allowed.  The Company does not make payments in shares, warrants, or options.

The following table provides information about the outstanding three-year intervals at December 31, 2014.

Defined Measurement Period	Number of Units	Grant Price
2012-2014	206,389	$31.70
2013-2015	212,734	$37.86
2014-2016	162,063	$48.06
2015-2017*	186,962	$47.87

*  Effective January 1, 2015

The plan made a payment of $3.8 million during 2014 for the three-year interval ended December 31, 2013.  The plan made a payment of $2.4 million during 2013 for the three-year interval ended December 31, 2012.  No payments were made during 2012 for the three-year interval ended December 31, 2011.  The cost of compensation charged as an operating expense during 2014, 2013, and 2012 was $1.4 million, $3.5 million, and $2.2 million, net of tax, respectively.
16. Reinsurance
The table below provides information about reinsurance for the years ended December 31.

	2014	2013	2012
Life insurance in force (in millions) :
Direct	$27,978	$27,753	$27,515
Ceded	(13,546)	(13,689)	(13,622)
Assumed	4,006	4,271	1,187
Net	$18,438	$18,335	$15,080

Premiums:
Life insurance:
Direct	$162,110	$186,358	$138,544
Ceded	(45,703)	(45,061)	(44,760)
Assumed	2,479	2,562	2,758
Net	$118,886	$143,859	$96,542

Accident and health:
Direct	$57,603	$55,068	$52,090
Ceded	(10,941)	(12,397)	(12,543)
Net	$46,662	$42,671	$39,547

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Ceded Reinsurance Arrangements
Old American has a coinsurance agreement that reinsures certain whole life policies issued by Old American prior to December 1, 1986.  These policies had a face value of $23.3 million at December 31, 2014 (2013 - $26.3 million).  The reserve for future policy benefits ceded under this agreement at December 31, 2014 was $13.5 million (2013 - $15.1 million).

Sunset Life entered into a yearly renewable term reinsurance agreement January 1, 2002, whereby it ceded 80% of its retained mortality risk on traditional and universal life policies.  In June 2012, Sunset Life recaptured approximately 9% of the outstanding bulk reinsurance agreement.  At December 31, 2014, the insurance in force ceded approximated $1.0 billion (2013 - $1.0 billion) and premiums totaled $7.3 million (2013 - $7.4 million; 2012 - $7.7 million).

Reinsurance recoverables were $194.4 million at year-end 2014, consisting of reserves ceded of $181.5 million and claims ceded of $12.9 million.  Reinsurance recoverables were $191.1 million at year end 2013, consisting of reserves ceded of $178.7 million and claims ceded of $12.4 million.

The maximum retention on any one life during 2014 and 2013 was $0.5 million for ordinary life plans and $0.1 million for group coverage.

The following table reflects the Company’s reinsurance partners whose reinsurance recoverable was 5% or greater of the Company's total reinsurance recoverable at December 31, 2014, along with their A.M. Best credit rating.

	A.M. Best Rating	Reinsurance Recoverable	% of Recoverable
TransAmerica Life Insurance Company	A+	$47,728	25%
Security Life of Denver	A	26,394	14%
RGA Reinsurance Company	A+	18,850	10%
Employers Reassurance Corporation	A-	13,943	7%
Union Security Insurance Company	A-	13,055	7%
Lewer Life Insurance Company	B	10,301	5%
Lincoln National Life Insurance Company	A+	9,679	5%
Swiss Re Life & Health America, Inc	A+	9,444	5%
Other (21 Companies)		45,031	22%
Total		$194,425	100%

A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts. The solvency of reinsurers is reviewed annually.

The Company monitors several factors that it considers relevant to satisfy itself as to the ongoing ability of a reinsurer to meet the obligations of the reinsurance agreements.  These factors include the credit rating of the reinsurer, significant changes or events of the reinsurer, and any other factors that the Company believes relevant.  If the Company believes that any reinsurer would not be able to satisfy its obligations with the Company, a separate contingency reserve may be established.  At year-end 2014 and 2013, no reinsurer met these conditions.  In addition, the Company will review the credit rating and financial statements of a reinsurer before entering into any new agreements.

Assumed Reinsurance Arrangements
Kansas City Life acquired a block of traditional life and universal life products in 1997 through a 100% coinsurance and servicing arrangement.  Investments equal to the statutory policy reserves are held in a trust to secure payment of the estimated liabilities relating to the policies.  At December 31, 2014, the block had $1.0 billion of life insurance in force (2013 - $1.1 billion).  The block generated life insurance premiums of $2.4 million in 2014 (2013 - $2.4 million; 2012 - $2.6 million).

The Company acquired a block of variable universal life insurance policies and variable annuity contracts from American Family in 2013.  The transfer was comprised of a 100% modified coinsurance transaction on the separate account business and a 100% coinsurance transaction for the corresponding fixed account business.  Included in the transaction are ongoing servicing arrangements for this business.  At December 31, 2014, the block consisted of $318.0 million (2013 - $319.0 million) of separate account balances, which are included in the financial statements of American Family.  At December 31, 2014, the block consisted of $0.6 million (2013 - $0.8 million) of future policy benefits and $27.2 million (2013 - $26.0 million) in fixed fund balances that are included in policyholder account balances in the Company’s consolidated balance sheets.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

17. Comprehensive Income (Loss)

Comprehensive income (loss) is comprised of net income and other comprehensive income (loss).  Other comprehensive income (loss) includes the unrealized investment gains or losses on securities available for sale (net of reclassifications for realized investment gains or losses), net of adjustments to DAC and VOBA, future policy benefits, and policyholder account balances (including deferred revenue liability).  In addition, other comprehensive income (loss) includes the change in the liability for benefit plan obligations.  Other comprehensive income (loss) reflects these items net of tax.

The following tables provide information about comprehensive income (loss) for the years ended December 31.

	Pre-Tax Amount	Tax Expense or (Benefit)	Net-of-Tax Amount
2014:
Net unrealized gains (losses) arising during the year:
Fixed maturity securities	$50,805	$17,781	$33,024
Equity securities	1,880	658	1,222
Less reclassification adjustments:
Net realized investment gains, excluding impairment losses	4,025	1,409	2,616
Other-than-temporary impairment losses recognized in earnings	(2,176)	(762)	(1,414)
Other-than-temporary impairment losses recognized in other comprehensive income (loss)	643	225	418
Net unrealized gains excluding impairment losses	50,193	17,567	32,626
Change in benefit plan obligations	(24,001)	(8,400)	(15,601)
Effect on DAC and VOBA	(1,516)	(531)	(985)
Future policy benefits	(10,659)	(3,731)	(6,928)
Policyholder account balances	(372)	(130)	(242)
Other comprehensive income	$13,645	$4,775	$8,870
Net income			29,990
Comprehensive income			$38,860

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

	Pre-Tax Amount	Tax Expense or (Benefit)	Net-of-Tax Amount
2013:
Net unrealized gains (losses) arising during the year:
Fixed maturity securities	$(139,206)	$(48,721)	$(90,485)
Equity securities	(1,816)	(636)	(1,180)
Less reclassification adjustments:
Net realized investment gains, excluding impairment losses	5,225	1,829	3,396
Other-than-temporary impairment losses recognized in earnings	(1,032)	(361)	(671)
Other-than-temporary impairment losses recognized in other comprehensive income (loss)	(101)	(35)	(66)
Net unrealized losses excluding impairment losses	(145,114)	(50,790)	(94,324)
Change in benefit plan obligations	22,745	7,960	14,785
Effect on DAC and VOBA1	47,363	16,577	30,786
Future policy benefits	12,956	4,535	8,421
Policyholder account balances	628	220	408
Other comprehensive loss	$(61,422)	$(21,498)	$(39,924)
Net income			30,063
Comprehensive loss			$(9,861)

1  The pre-tax amount includes $16.0 million for a one-time refinement in estimate and $5.6 million for the effect on the deferred revenue liability.

	Pre-Tax Amount	Tax Expense or (Benefit)	Net-of-Tax Amount
2012:
Net unrealized gains (losses) arising during the year:
Fixed maturity securities	$72,768	$25,469	$47,299
Equity securities	(173)	(61)	(112)
Less reclassification adjustments:
Net realized investment gains, excluding impairment losses	2,961	1,036	1,925
Other-than-temporary impairment losses recognized in earnings	(2,526)	(884)	(1,642)
Other-than-temporary impairment losses recognized in other comprehensive income (loss)	808	282	526
Net unrealized gains excluding impairment losses	71,352	24,974	46,378
Change in benefit plan obligations	(3,317)	(1,161)	(2,156)
Effect on DAC and VOBA	(17,370)	(6,080)	(11,290)
Future policy benefits	(13,173)	(4,611)	(8,562)
Policyholder account balances	(557)	(195)	(362)
Other comprehensive income	$36,935	$12,927	$24,008
Net income			41,150
Comprehensive income			$65,158

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table provides accumulated balances related to each component of accumulated other comprehensive income at December 31, net of tax.

	Unrealized Gain (Loss) on Non-Impaired Securities	Unrealized Gain (Loss) on Impaired Securities	Benefit Plan Obligations	DAC/ VOBA Impact	Future Policy Benefits	Policyholder Account Balances	Total
2014:
Beginning of year	$78,496	$2,381	$(38,363)	$(17,536)	$(10,478)	$(330)	$14,170
Other comprehensive income (loss) before reclassification	29,250	1,756	(15,601)	(889)	(6,928)	(242)	7,346
Amounts reclassified from accumulated other comprehensive income	2,616	(996)	—	(96)	—	—	1,524
Net current-period other comprehensive income (loss)	31,866	760	(15,601)	(985)	(6,928)	(242)	8,870
End of year	$110,362	$3,141	$(53,964)	$(18,521)	$(17,406)	$(572)	$23,040

2013:
Beginning of year	$174,495	$706	$(53,148)	$(48,322)	$(18,899)	$(738)	$54,094
Other comprehensive income (loss) before reclassification	(99,395)	2,412	14,785	30,851	8,421	408	(42,518)
Amounts reclassified from accumulated other comprehensive income	3,396	(737)	—	(65)	—	—	2,594
Net current-period other comprehensive income (loss)	(95,999)	1,675	14,785	30,786	8,421	408	(39,924)
End of year	$78,496	$2,381	$(38,363)	$(17,536)	$(10,478)	$(330)	$14,170

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table presents the pre-tax and the related income tax expense (benefit) components of the amounts reclassified from the Company's accumulated other comprehensive income to the Company's Consolidated Statements of Comprehensive Income for the years ended December 31.

	2014	2013
Reclassification adjustments related to unrealized gains (losses) on investment securities:
Having impairments recognized in the Consolidated Statements of Comprehensive Income 1	$4,025	$5,225
Income tax expense 2	(1,409)	(1,829)
Net of taxes	2,616	3,396

Having no impairments recognized in the Consolidated Statements of Comprehensive Income 1	(1,533)	(1,133)
Income tax benefit 2	537	396
Net of taxes	(996)	(737)

Reclassification adjustment related to DAC and VOBA 1	(147)	(100)
Income tax benefit 2	51	35
Net of taxes	(96)	(65)

Total pre-tax reclassifications	2,345	3,992
Total income tax expense	(821)	(1,398)
Total reclassification, net taxes	$1,524	$2,594

1  (Increases) decreases net realized investment gains (losses) on the Consolidated Statements of Comprehensive Income.

2  (Increases) decreases income tax expense on the Consolidated Statements of Comprehensive Income.

18. Earnings Per Share

Due to the Company’s capital structure and the absence of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years reported.  The average number of shares outstanding during 2014 was 10,927,705 shares (2013 - 11,005,799 shares; 2012 - 11,095,777 shares).  The number of shares outstanding at year-end 2014 was 10,825,205 (2013 - 10,968,839).

19. Segment Information

The Company has three reportable business segments, which are defined based on the nature of the products and services offered:  Individual Insurance, Group Insurance, and Old American.  The Individual Insurance segment consists of individual insurance products for both Kansas City Life and Sunset Life and the assumed reinsurance transactions.  The Individual Insurance segment is marketed through a nationwide sales force of independent general agents and third-party marketing arrangements.  The Group Insurance segment consists of sales of group life, dental, vision, and group disability products.  This segment is marketed through a nationwide sales force of independent general agents, group brokers, and third-party marketing arrangements.  The Old American segment consists of individual insurance products designed largely as final expense products.  These products are marketed through a nationwide general agency sales force with exclusive territories, using direct response marketing to supply agents with leads.

Insurance revenues, as shown in the Consolidated Statements of Comprehensive Income, consist of premiums and contract charges, less reinsurance ceded.  Insurance revenues are defined as “customer revenues” for segment reporting purposes.  Other revenues consist primarily of supplementary contract considerations, policyholder dividends left with the Company to accumulate, income received on the sale of low income housing tax credits by a subsidiary of the Company, and fees charged on products and sales from the Company's broker-dealer subsidiary.  Customer revenues are added to other revenues, net investment income, and realized investment gains (losses) to reconcile to the Company's total revenues.  Benefits and expenses are specifically and directly identified and recorded by segment.  Certain expenses may also be allocated as necessary.

Separate investment portfolios are maintained for Kansas City Life, Sunset Life, and Old American.  However, investment assets and income are allocated to the Group Insurance segment based upon its cash flows and future policy benefit liabilities.  Most home office

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

functions are fully integrated for all segments in order to maximize economies of scale. Therefore, operating expenses are allocated to the segments based upon internal cost studies, which are consistent with industry cost methodologies.

Inter-segment revenues are not material. The Company operates solely in the United States and no individual customer accounts for 10% or more of the Company’s revenue.

	Individual Insurance 2	Group Insurance	Old American	Intercompany Eliminations 1	Consolidated 2
2014:
Insurance revenues (customer revenues)	$150,929	$57,852	$75,822	$(406)	$284,197
Net investment income	152,986	521	11,461	—	164,968
Realized investment gains (losses)	3,394	—	(25)	—	3,369
Other revenues	12,267	199	19	—	12,485
Total revenues	319,576	58,572	87,277	(406)	465,019

Policyholder benefits	117,511	33,421	52,014	—	202,946
Interest credited to policyholder account balances	76,463	—	—	—	76,463
Amortization of deferred acquisition costs	23,668	—	17,220	—	40,888
Operating expenses	62,653	24,346	15,145	(406)	101,738
Total benefits and expenses	280,295	57,767	84,379	(406)	422,035

Income before income tax expense	39,281	805	2,898	—	42,984
Income tax expense	11,632	282	1,080	—	12,994
Segment net income	$27,649	$523	$1,818	$—	$29,990

Segment assets	$4,184,516	$9,688	$377,663	$—	$4,571,867
Interest expense	—	—	—	—	—

1  Elimination entries to remove intercompany transactions for life and accident and health insurance that the Company purchases for its employees and agents were as follows:  insurance revenues from the Group Insurance segment and operating expenses from the Individual Insurance segment to arrive at Consolidated Statements of Comprehensive Income.

2  Includes amounts attributable to the American Family reinsurance transaction.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

	Individual Insurance 2	Group Insurance	Old American	Intercompany Eliminations 1	Consolidated 2
2013:
Insurance revenues (customer revenues)	$173,823	$53,021	$73,535	$(395)	$299,984
Net investment income	157,580	488	11,672	—	169,740
Realized investment gains	3,576	—	296	—	3,872
Other revenues	9,847	147	3	—	9,997
Total revenues	344,826	53,656	85,506	(395)	483,593

Policyholder benefits	136,114	29,144	46,736	—	211,994
Interest credited to policyholder account balances	79,294	—	—	—	79,294
Amortization of deferred acquisition costs	20,440	—	16,788	—	37,228
Operating expenses	71,267	23,702	16,048	(395)	110,622
Total benefits and expenses	307,115	52,846	79,572	(395)	439,138

Income before income tax expense	37,711	810	5,934	—	44,455
Income tax expense	11,974	284	2,134	—	14,392
Segment net income	$25,737	$526	$3,800	$—	$30,063

Segment assets	$4,129,852	$8,731	$371,177	$—	$4,509,760
Interest expense	—	—	—	—	—

1  Elimination entries to remove intercompany transactions for life and accident and health insurance that the Company purchases for its employees and agents were as follows:  insurance revenues from the Group Insurance segment and operating expenses from the Individual Insurance segment to arrive at Consolidated Statements of Comprehensive Income.

2  Includes amounts attributable to the American Family reinsurance transaction.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

	Individual Insurance	Group Insurance	Old American	Intercompany Eliminations 1	Consolidated
2012:
Insurance revenues (customer revenues)	$116,779	$48,823	$70,773	$(392)	$235,983
Net investment income	163,706	524	11,924	—	176,154
Realized investment gains (losses)	19,032	—	(596)	—	18,436
Other revenues	9,196	145	13	—	9,354
Total revenues	308,713	49,492	82,114	(392)	439,927

Policyholder benefits	86,627	26,803	46,748	—	160,178
Interest credited to policyholder account balances	82,043	—	—	—	82,043
Amortization of deferred acquisition costs	14,712	—	13,330	—	28,042
Operating expenses	70,711	23,699	16,151	(392)	110,169
Total benefits and expenses	254,093	50,502	76,229	(392)	380,432

Income (loss) before income tax expense (benefit)	54,620	(1,010)	5,885	—	59,495
Income tax expense (benefit)	16,624	(354)	2,075	—	18,345
Segment net income (loss)	$37,996	$(656)	$3,810	$—	$41,150

Segment assets	$4,134,230	$8,793	$375,980	$—	$4,519,003
Interest expense	4	—	—	—	4

1  Elimination entries to remove intercompany transactions for life and accident and health insurance that the Company purchases for its employees and agents were as follows:  insurance revenues from the Group Insurance segment and operating expenses from the Individual Insurance segment to arrive at Consolidated Statements of Comprehensive Income.

The following table provides information about the Company’s customer revenues, net of reinsurance, for the years ended December 31.

	2014	2013	2012
Customer revenues by line of business:
Traditional individual insurance products, net	$107,696	$133,509	$87,266
Interest sensitive products	88,181	86,618	84,904
Variable universal life insurance and annuities	30,468	26,836	14,990
Group life and accident and health products, net	57,852	53,021	48,823
Insurance revenues	$284,197	$299,984	$235,983

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

20. Quarterly Consolidated Financial Data (unaudited)

The unaudited quarterly results of operations for the years ended December 31 are summarized in the table below.

	First	Second	Third	Fourth
2014:
Total revenues	$115,112	$116,539	$115,663	$117,705

Total benefits and expenses	107,148	104,055	104,059	106,773

Net income	5,672	8,625	7,960	7,733

Per common share,
basic and diluted	0.52	0.78	0.73	0.71

2013:
Total revenues	$123,724	$120,898	$119,449	$119,522

Total benefits and expenses	116,180	104,858	108,643	109,457

Net income	5,312	10,975	7,234	6,542

Per common share,
basic and diluted	0.48	1.00	0.65	0.60

21. Statutory Information and Stockholder Dividends Restriction

The table below provides Kansas City Life’s net gain from operations, net income, and capital and surplus (stockholders' equity) on the statutory basis used to report to regulatory authorities for the years ended December 31.

	2014	2013	2012

Net gain from operations	$27,167	$535	$32,102

Net income	27,124	335	46,474

Capital and surplus	339,137	330,599	327,444

The increases in net gain from operations and net income in 2014 were driven primarily by the statutory accounting treatment of the American Family transaction in 2013.

Kansas City Life recognizes its 100% ownership in Old American and Sunset Life under the equity method with subsidiary earnings recorded through surplus on a statutory accounting basis.  Capital and surplus at December 31, 2014 in the above table includes capital and surplus of $22.0 million and $32.3 million for each of those entities, respectively.

Stockholder dividends may not exceed statutory unassigned surplus.  Additionally, under Missouri law, the Company must have the prior approval of the Missouri Director of Insurance in order to pay dividends in any consecutive twelve-month period exceeding the greater of statutory net gain from operations for the preceding year or 10% of statutory stockholders' equity at the end of the preceding year.  Kansas City Life, as the parent company, believes it has sufficient cash resources, independent of dividends paid by its affiliates, to satisfy its own stockholder dividend payments.  In addition, the Company believes that individually each of the insurance enterprises has sufficient cash flows to satisfy the anticipated cash dividends that are expected to be declared.

The maximum stockholder dividends payable by Kansas City Life without prior approval in 2015 is $33.9 million, 10% of December 31, 2014 capital and surplus.  The maximum stockholder dividends payable by Old American without prior approval in 2015 is $2.3 million, which is 10% of December 31, 2014 capital and surplus.  The maximum stockholder dividends payable by Sunset Life without prior approval in 2015 is $5.4 million, the statutory net gain from operations for the preceding year.  Each of the individual insurance enterprises believes that the statutory limitations impose no practical restrictions on any of its dividend payment plans.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Insurance companies are monitored and evaluated by state insurance departments as to the financial adequacy of statutory capital and surplus in relation to each company's risks.  One such measure is through the risk-based capital (RBC) guidelines.  RBC requirements are intended to be used by insurance regulators as an early warning tool to identify deteriorating or weakly capitalized insurance companies for the purpose of initiating regulatory action.  RBC guidelines consist of target statutory surplus levels based on the relationship of statutory capital and surplus to the sum of weighted risk exposures.  The RBC calculation determines both an authorized control level and a total adjusted capital prepared on the RBC basis.  Generally, regulatory action is at 150% of the authorized control level.  Each of the three insurance companies is within the range of approximately 750% to 900%, well in excess of the control level at December 31, 2014.

The Company is required to deposit a defined amount of assets with state regulatory authorities.  Such assets had a statutory carrying value of $12.2 million at December 31, 2014 (2013 - $12.5 million; 2012 - $12.7 million).

22. Commitments

In the normal course of business, the Company has open purchase and sale commitments.  At December 31, 2014, the Company had purchase commitments to fund mortgage loans of $30.1 million.

Subsequent to December 31, 2014 the Company entered into commitments to fund additional mortgage loans of $13.4 million.

23. Contingent Liabilities

The Company and its subsidiaries are, from time to time, involved in litigation, both as a defendant and as a plaintiff.  The life insurance industry, including the Company and its insurance subsidiaries, has been subject to an increase in litigation in recent years.  Such litigation has been pursued on behalf of purported classes of insurance purchasers, often questioning the conduct of insurers in the marketing of their products.

The Company's subsidiary broker-dealer/investment advisor has been involved in a business that involves a substantial risk of liability.  Legal and other proceedings involving financial services firms, including the Company's subsidiary, continue to have a significant impact on the industry.  Significant matters over the last few years have included registered representative activity and certain types of securities products (particularly private placements and real estate investment products).

The Company and its subsidiaries are subject to regular reviews and inspections by state and federal regulatory authorities.  State insurance examiners - or independent audit firms engaged by such examiners - may, from time to time, conduct examinations or investigations into industry practices and into customer complaints.  A regulatory violation discovered during a review, inspection, or investigation could result in a wide range of remedies that could include the imposition of sanctions against the Company, its subsidiaries, or its employees, any of which could have a material adverse effect on the Company's financial condition or results of operations.

Certain policies, contracts, and annuities offered by the Company and certain products offered by its broker-dealer/investment advisor subsidiary are subject to regulation under federal and state securities laws. Federal securities laws contain regulatory restrictions and criminal, administrative, and private remedial provisions. From time to time, the SEC, the Financial Industry Regulatory Authority ("FINRA"), or a state securities regulator examine or investigate the activities of broker-dealers and/or investment advisors, including the Company's affiliated broker-dealer/ investment advisor subsidiary.  It is possible that the results of any examination may lead to changes in systems or procedures, payments of fines and penalties, payments to customers, or a combination thereof, any of which could have a material adverse effect on the Company's financial condition or results of operations.

The life insurance industry has been the subject of significant regulatory and legal activities regarding the use of the U.S. Social Security Administration's Death Master File (“Death Master File”) in the claims process.  The focus of the activity has related to the industry's compliance with state unclaimed property and escheatment laws.  Certain states have proposed, and many other states are considering, new legislation and regulations related to unclaimed life insurance benefits and the use of the Death Master File in the claims process.  It is possible that audits and/or the enactment of new state laws could result in identifying payments to beneficiaries more quickly than under the current legislative and regulatory standards established for life insurance claims or may provide for additional escheatment of funds deemed abandoned under state laws.  The audits could also result in administrative penalties.  Given the legal and regulatory uncertainty in this area, it is also possible that life insurers, including the Company, may be subject to claims concerning their business practices.  Based on its analysis to date, the Company believes that it has sufficiently reviewed its existing business and has adequately reserved for contingencies from a change in statute or regulation.  Additional costs that cannot be reasonably estimated as of the date of this filing are possible as a result of ongoing regulatory developments and other future requirements related to this matter.  Any resulting additional payments or costs could be significant and could have a material adverse effect on the Company's financial condition or results of operations.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

In addition to the specific items above, the Company and its subsidiaries are defendants in, or subject to, other claims or legal actions related to insurance and investment products.  Some of these claims and legal actions are in jurisdictions where juries are given substantial latitude in assessing damages, including punitive damages.

Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these regulatory matters, legal actions, and other claims would not have a material effect on the Company's business, results of operations, or financial position.

In accordance with applicable accounting guidelines, the Company establishes an accrued liability for litigation and regulatory matters when those matters present loss contingencies that are both probable and estimable.  As a litigation or regulatory matter develops, it is evaluated on an ongoing basis, often in conjunction with outside counsel, as to whether the matter presents a loss contingency that meets conditions indicating the need for accrual and/or disclosure.  If and when a loss contingency related to litigation or regulatory matters is deemed to be both probable and estimable, the Company establishes an accrued liability.  This accrued liability is then monitored for further developments that may affect the amount of the accrued liability.

While the Company makes every effort to appropriately accrue liability for litigation and other legal proceedings, the outcome of such matters (including any amount of settlement, judgment, or fine) is inherently difficult to predict.  This difficulty arises from the need to gather all relevant facts (which may or may not be available) and to apply those facts to complex legal principles. Based on currently available information, the Company does not believe that any litigation, proceeding or other matter to which it is a party or otherwise involved will have a material adverse effect on its financial position, the results of its operations, or its cash flows.  However, an adverse development or an increase in associated legal fees could be material in a particular period depending, in part, on the Company's operating results in that period.

24. Guarantees and Indemnifications

The Company is subject to various indemnification obligations issued in conjunction with certain transactions, primarily assumption reinsurance agreements, stock purchase agreements, mortgage servicing agreements, tax credit assignment agreements, construction and lease guarantees, and borrowing agreements whose terms range in duration and often are not explicitly defined. Generally, a maximum obligation is not explicitly stated. Therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated.  The Company is unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications.  The Company believes that the likelihood is remote that material payments would be required under such indemnifications and therefore such indemnifications would not result in a material adverse effect on the financial position or results of operations.

25. Subsequent Events

On January 26, 2015, the Kansas City Life Board of Directors declared a quarterly dividend of $0.27 per share, paid on February 11, 2015 to stockholders of record on February 5, 2015.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Kansas City Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Kansas City Life Insurance Company and subsidiaries (the Company) as of December 31, 2014 and 2013, and the related consolidated statements of comprehensive income, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2014.  In connection with our audits of the consolidated financial statements, we also have audited financial statement schedules I to V. We also have audited the Company’s internal control over financial reporting as of December 31, 2014, based on criteria established in Internal Control - Integrated Framework (1992) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).. The Company’s management is responsible for these consolidated financial statements and financial statement schedules, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Assessment of Internal Control Over Financial Reporting.  Our responsibility is to express an opinion on these consolidated financial statements and an opinion on the Company’s internal control over financial reporting based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects.  Our audits of the consolidated financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk.  Our audits also included performing such other procedures as we considered necessary in the circumstances.  We believe that our audits provide a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.  A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.  Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Kansas City Life Insurance Company and subsidiaries as of December 31, 2014 and 2013, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2014, in conformity with U.S. generally accepted accounting principles.  Also in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.  Also in our opinion, Kansas City Life Insurance Company and subsidiaries maintained, in all material respects, effective internal control over financial reporting as of December 31, 2014, based on criteria established in Internal Control - Integrated Framework (1992) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

As discussed in note 3 to the consolidated financial statements, effective December 31, 2014, the Company changed its method of accounting for certain investments in qualified affordable housing projects by electing to use the proportional amortization method for such investments due to the retrospective adoption of Financial Accounting Standards Board Accounting Standards Update (ASU) No. 2014-01, Accounting for Investments in Qualified Affordable Housing Projects.

/s/ KPMG LLP

Kansas City, Missouri
February 27, 2015

Stockholder Information

Corporate Headquarters
Kansas City Life Insurance Company
3520 Broadway
Post Office Box 219139
Kansas City, Missouri 64121-9139
Telephone: (816) 753-7000
Fax: (816) 753-4902
Internet: www.kclife.com
E-mail: kclife@kclife.com

Notice of Annual Meeting
The annual meeting of stockholders will be held at 9 a.m. on Thursday, April 23, 2015 at Kansas City Life's corporate headquarters.

Transfer Agent
Janice Poe, Stock Agent and Assistant Secretary
Kansas City Life Insurance Company
Post Office Box 219139
Kansas City, Missouri 64121-9139

10-K Request
Stockholders may request a free copy of Kansas City Life's Form 10-K, as filed with the Securities and Exchange Commission, by writing to Secretary, Kansas City Life Insurance Company.

Security Holders
At January 31, 2015, Kansas City Life had approximately 3,023 security holders, including individual participants in security position listings.

Stock and Dividend Information

The following table presents the high and low prices for the Company’s common stock for the periods indicated and the dividends declared per share and paid during such periods.  The Company’s common stock is traded on the NASDAQ Capital Market under the symbol “KCLI.”

	High	Low	Dividends Paid
2014:
First quarter	$50.62	$43.60	$0.27
Second quarter	48.68	40.62	0.27
Third quarter	46.99	43.29	0.27
Fourth quarter	49.82	43.90	0.27
			$1.08
2013:
First quarter	$39.93	$36.35	$0.27
Second quarter	39.06	34.01	0.27
Third quarter	45.31	38.10	0.27
Fourth quarter	49.95	43.15	0.27
			$1.08

On January 26, 2015, the Kansas City Life Board of Directors declared a quarterly dividend of $0.27 per share, paid on February 11, 2015 to stockholders of record on February 5, 2015.

NASDAQ market quotations are compiled according to Company records and may reflect inter-dealer prices, without markup, markdown, or commission and may not necessarily represent actual transactions.

The Company has determined at this time that all compensation shall be paid in cash.  As a result, the Company currently offers no equity compensation or equity compensation plan to its employees.

KANSAS CITY LIFE
VARIABLE LIFE
SEPARATE ACCOUNT

FINANCIAL STATEMENTS
Years ended December 31, 2014 and 2013

TABLE OF CONTENTS Statement of Net Assets Statement of Operations Statements of Changes in Net Assets Notes to Financial Statements Report of Independent Registered Public Accounting Firm

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF NET ASSETS
DECEMBER 31, 2014

			Century II		Century II Survivorship		Century II Alliance
			Variable Universal Life		Variable Universal Life		Variable Universal Life
	Number		Number	Unit	Number	Unit	Number	Unit	Fair
Net Assets	Shares	NAV	of Units	Value	of Units	Value	of Units	Value	Value	Cost
									(in thousands)
Federated Insurance Series
Managed Tail Risk Fund II	487,115	$5.55	107,221	$20.936	7,819	$15.170	30,598	$11.115	$2,703	$3,418
High Income Bond Fund II	278,750	6.91	44,163	29.007	18,023	25.185	7,619	25.098	1,926	1,896
Prime Money Fund II	1,718,724	1.00	105,967	13.303	2,449	13.140	24,460	11.322	1,719	1,719

MFS® Variable Insurance Trust
Research Series - Initial Class Shares	202,301	29.11	144,231	34.416	22,191	25.356	18,609	19.474	5,889	3,875
Growth Series - Initial Class Shares	243,689	39.75	229,823	36.807	28,547	28.125	22,861	18.575	9,687	5,854
Total Return Series - Initial Class Shares	145,137	24.31	72,229	34.276	14,612	27.934	32,346	19.921	3,528	2,851
Research Bond Series - Initial Class Shares	152,676	13.50	57,014	24.117	14,190	23.943	17,480	19.814	2,061	1,942
Utilities Series - Initial Class Shares	305,704	33.96	115,101	68.364	21,731	53.981	42,768	31.331	10,382	7,955

MFS® Variable Insurance Trust II
Strategic Income Portfolio - Initial Class Shares	107,258	10.01	40,758	21.439	1,309	21.141	8,324	20.681	1,074	1,123

American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund - Class I	201,576	15.72	81,450	32.270	3,011	32.594	18,085	24.455	3,169	2,642
VP International Fund - Class I	420,691	9.98	135,529	25.787	8,379	20.334	33,917	15.721	4,198	3,577
VP Value Fund - Class I	565,332	9.41	184,284	18.008	21,423	18.800	62,802	25.451	5,320	3,698
VP Income & Growth Fund - Class I	154,816	10.11	89,641	13.083	13,718	13.669	10,391	19.720	1,565	1,103
VP Ultra® Fund - Class I	76,436	16.13	29,531	21.910	3,300	22.622	22,273	22.954	1,233	805
VP Mid Cap Value Fund - Class I	13,219	19.84	8,296	20.676	2,165	21.175	2,098	21.406	262	209

American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund - Class II	56,206	10.39	27,802	14.146	3,993	14.606	8,937	14.820	584	620

Dreyfus Variable Investment Fund
Appreciation Portfolio - Initial Shares	91,043	49.51	137,139	26.744	11,030	26.498	29,195	18.760	4,508	3,373
Opportunistic Small Cap Portfolio - Initial Shares	123,416	47.78	194,506	23.447	19,015	21.467	55,519	16.715	5,897	4,002

Dreyfus Stock Index Fund, Inc. - Initial Shares	411,248	44.99	526,765	27.604	70,930	26.647	107,927	19.192	18,502	12,893

The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	19,292	45.97	14,457	48.654	2,318	50.793	4,106	16.021	887	604

JPMorgan Insurance Trust
Insurance Trust U.S. Equity Portfolio - Class 1 Shares	44,158	26.75	25,977	28.620	9,611	29.878	7,951	18.945	1,181	714
Insurance Trust Small Cap Core Portfolio - Class 1 Shares	152,540	24.06	66,774	34.725	5,254	36.251	46,723	24.847	3,670	2,510
Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	177,521	11.41	38,679	33.745	4,544	34.843	15,896	35.353	2,026	1,343

See accompanying Notes to Financial Statements

1

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 2014

			Century II		Century II Survivorship		Century II Alliance
			Variable Universal Life		Variable Universal Life		Variable Universal Life
	Number		Number	Unit	Number	Unit	Number	Unit	Fair
Net Assets	Shares	NAV	of Units	Value	of Units	Value	of Units	Value	Value	Cost

Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund - Class 2	164,723	15.95	68,911	23.617	5,675	24.568	37,931	22.684	2,627	2,383
Franklin Small-Mid Cap Growth VIP Fund - Class 2	34,360	23.56	45,507	13.272	887	13.806	9,863	19.598	810	730
Templeton Developing Markets VIP Fund - Class 2	206,343	9.20	49,978	22.414	4,263	23.316	23,744	28.587	1,898	2,029
Templeton Foreign VIP Fund - Class 2	184,400	15.05	53,760	31.788	5,077	33.186	53,353	16.827	2,775	2,682

Calamos® Advisors Trust
Calamos Growth and Income Portfolio	245,823	14.87	87,174	25.875	11,508	27.012	50,232	21.678	3,655	3,394

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
V.I. American Franchise Fund - Series I Shares	10,043	54.88	48,596	7.196	15,435	7.485	6,637	12.951	551	365
V.I. Technology Fund - Series I Shares	21,423	19.75	72,087	4.464	604	4.644	7,782	12.654	423	355
V.I. Core Equity Fund - Series I Shares	35,388	41.01	73,293	12.200	3,027	12.691	32,428	15.993	1,451	1,011

Columbia Funds Variable Insurance Trust I
Mid-Cap Growth Opportunity Fund (Class 2)	80,637	19.20	95,223	11.492	4,067	11.954	25,112	16.141	1,548	1,355

Columbia Funds Variable Series Trust II
Seligman Global Technology Fund (Class 2)	56,472	29.10	80,275	16.250	1,107	16.904	13,309	24.056	1,643	1,022
Select Smaller-Cap Value Fund (Class 2)	111,055	19.38	42,537	30.230	2,695	31.214	24,698	31.671	2,152	1,458

Fidelity® Variable Insurance Products Contrafund® Portfolio
VIP Contrafund® Portfolio - Service Class 2	22,865	36.70	42,444	15.607	1,724	15.940	9,272	16.094	839	595

Fidelity® Variable Insurance Products
VIP Freedom Income Portfolio - Service Class 2	5,177	10.99	669	12.388	3,842	12.652	-	12.774	57	54
VIP Freedom 2010 Portfolio - Service Class 2	11,149	12.38	10,059	13.234	363	13.516	-	13.647	138	128
VIP Freedom 2015 Portfolio - Service Class 2	3,163	12.52	2,631	13.182	366	13.463	-	13.593	40	35
VIP Freedom 2020 Portfolio - Service Class 2	11,201	12.70	10,165	12.949	-	13.226	795	13.353	142	126
VIP Freedom 2025 Portfolio - Service Class 2	11,443	13.09	3,967	13.452	6,480	13.739	534	13.871	150	114
VIP Freedom 2030 Portfolio - Service Class 2	11,861	12.95	10,850	13.023	-	13.300	916	13.429	154	125
VIP Freedom 2035 Portfolio - Service Class 2	655	19.43	845	15.069	-	15.264	-	15.353	13	11
VIP Freedom 2040 Portfolio - Service Class 2	806	18.59	990	15.138	-	15.334	-	15.424	15	13
VIP Freedom 2045 Portfolio - Service Class 2	1,640	18.43	1,985	15.230	-	15.427	-	15.517	30	29
VIP Freedom 2050 Portfolio - Service Class 2	2,249	16.80	2,476	15.264	-	15.461	-	15.552	38	34

Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	2,818	11.62	2,931	11.172	-	11.254	-	11.292	33	32
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	47,865	11.97	47,945	11.597	-	11.682	1,445	11.721	573	519
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	44,106	11.76	43,696	11.753	-	11.840	431	11.879	519	498
Total Net Assets									$114,245	$87,823

See accompanying Notes to Financial Statements

2

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014
(in thousands)

	Federated Insurance Series			MFS® Variable Insurance Trust					MFS® Variable Insurance Trust II
	Managed Tail Risk Fund II	High Income Bond Fund II	Prime Money Fund II	Research Series - Initial Class Shares	Growth Series - Initial Class Shares	Total Return Series - Initial Class Shares	Research Bond Series - Initial Class Shares	Utilities Series - Initial Class Shares	Strategic Income Portfolio - Initial Class Shares

Investment Income:
Income:
Dividend Distributions	$50	120	-	48	10	66	60	220	35
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	24	16	15	50	83	29	16	86	9
Net Investment Income (Loss)	26	104	(15)	(2)	(73)	37	44	134	26
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	(123)	14	-	375	711	148	28	560	(7)
Capital Gains Distributions	552	-	-	439	641	92	-	386	-
Unrealized Appreciation (Depreciation)	(505)	(80)	-	(294)	(542)	(14)	25	80	6
Net Gain (Loss) on Investments	(76)	(66)	-	520	810	226	53	1,026	(1)

Change in Net Assets from Operations	$(50)	38	(15)	518	737	263	97	1,160	25

See accompanying Notes to Financial Statements

3

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2014
(in thousands)

	American Century Variable Portfolios, Inc.						American Century Variable Portfolios II, Inc.	Dreyfus Variable Investment Fund
	VP Capital Appreciation Fund - Class I	VP International Fund - Class I	VP Value Fund - Class I	VP Income & Growth Fund - Class I	VP Ultra® Fund - Class I	VP Mid Cap Value Fund - Class I	VP Inflation Protection Fund - Class II	Appreciation Portfolio - Initial Shares	Opportunistic Small Cap Portfolio - Initial Shares

Investment Income:
Income:
Dividend Distributions	$-	73	80	30	5	3	8	84	-
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	27	37	40	12	9	2	4	38	49
Net Investment Income (Loss)	(27)	36	40	18	(4)	1	4	46	(49)
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	156	173	272	81	83	8	(6)	248	401
Capital Gains Distributions	668	-	-	-	-	15	14	125	-
Unrealized Appreciation (Depreciation)	(571)	(491)	286	65	30	8	2	(95)	(316)
Net Gain (Loss) on Investments	253	(318)	558	146	113	31	10	278	85

Change in Net Assets from Operations	$226	(282)	598	164	109	32	14	324	36

See accompanying Notes to Financial Statements

4

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2014
(in thousands)

			JPMorgan Insurance Trust			Franklin Templeton Variable Insurance Products Trust
	Dreyfus Stock Index Fund, Inc. - Initial Shares	The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	Insurance Trust U.S. Equity Portfolio - Class 1 Shares	Insurance Trust Small Cap Core Portfolio - Class 1 Shares	Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	Franklin Global Real Estate VIP Fund - Class 2	Franklin Small-Mid Cap Growth VIP Fund - Class 2	Templeton Developing Markets VIP Fund - Class 2	Templeton Foreign VIP Fund - Class 2

Investment Income:
Income:
Dividend Distributions	$311	9	10	5	15	12	-	32	54
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	147	8	9	26	15	19	7	15	22
Net Investment Income (Loss)	164	1	1	(21)	-	(7)	(7)	17	32
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	837	80	65	193	128	27	31	6	79
Capital Gains Distributions	205	61	-	277	100	-	159	-	-
Unrealized Appreciation (Depreciation)	884	(40)	71	(149)	27	321	(133)	(202)	(470)
Net Gain (Loss) on Investments	1,926	101	136	321	255	348	57	(196)	(391)

Change in Net Assets from Operations	$2,090	102	137	300	255	341	50	(179)	(359)

See accompanying Notes to Financial Statements

5

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2014
(in thousands)

	Calamos® Advisors Trust	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)			Columbia Funds Variable Insurance Trust I	Columbia Funds Variable Series Trust II
	Calamos Growth and Income Portfolio	V.I. American Franchise Fund - Series I Shares	V.I. Technology Fund - Series I Shares	V.I. Core Equity Fund - Series I Shares	Mid-Cap Growth Opportunity Fund (Class 2)	Seligman Global Technology Fund (Class 2)	Select Smaller-Cap Value Fund (Class 2)

Investment Income:
Income:
Dividend Distributions	$36	-	-	13	-	-	-
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	29	4	3	11	12	13	15
Net Investment Income (Loss)	7	(4)	(3)	2	(12)	(13)	(15)
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	95	21	20	93	32	119	107
Capital Gains Distributions	340	-	35	7	-	129	-
Unrealized Appreciation (Depreciation)	(231)	22	(11)	1	73	104	12
Net Gain (Loss) on Investments	204	43	44	101	105	352	119

Change in Net Assets from Operations	$211	39	41	103	93	339	104

See accompanying Notes to Financial Statements

6

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2014
(in thousands)

	Fidelity® Variable Insurance Products Contrafund® Portfolio	Fidelity® Variable Insurance Products
	VIP Contrafund® Portfolio - Service Class 2	VIP Freedom Income Portfolio - Service Class 2	VIP Freedom 2010 Portfolio - Service Class 2	VIP Freedom 2015 Portfolio - Service Class 2	VIP Freedom 2020 Portfolio - Service Class 2	VIP Freedom 2025 Portfolio - Service Class 2	VIP Freedom 2030 Portfolio - Service Class 2	VIP Freedom 2035 Portfolio - Service Class 2	VIP Freedom 2040 Portfolio - Service Class 2

Investment Income:
Income:
Dividend Distributions	$6	1	2	1	2	2	2	-	-
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	7	-	1	-	1	1	1	-	-
Net Investment Income (Loss)	(1)	1	1	1	1	1	1	-	-
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	60	1	2	2	2	2	8	2	-
Capital Gains Distributions	17	1	2	1	2	3	3	-	-
Unrealized Appreciation (Depreciation)	6	-	-	(1)	-	(1)	(6)	(1)	-
Net Gain (Loss) on Investments	83	2	4	2	4	4	5	1	-

Change in Net Assets from Operations	$82	3	5	3	5	5	6	1	-

See accompanying Notes to Financial Statements

7

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2014
(in thousands)

	Fidelity® Variable Insurance Products		Northern Lights Variable Trust
	VIP Freedom 2045 Portfolio - Service Class 2	VIP Freedom 2050 Portfolio - Service Class 2	TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	Total

Investment Income:
Income:
Dividend Distributions	$-	-	-	5	3	$1,413
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	-	-	-	5	4	921
Net Investment Income (Loss)	-	-	-	-	(1)	492
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	-	2	1	5	17	5,159
Capital Gains Distributions	-	1	-	6	-	4,281
Unrealized Appreciation (Depreciation)	-	(1)	(1)	(1)	(10)	(2,143)
Net Gain (Loss) on Investments	-	2	-	10	7	7,297

Change in Net Assets from Operations	$-	2	-	10	6	$7,789

See accompanying Notes to Financial Statements

8

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2014
(in thousands)

	Federated Insurance Series			MFS® Variable Insurance Trust					MFS® Variable Insurance Trust II
	Managed Tail Risk Fund II	High Income Bond Fund II	Prime Money Fund II	Research Series - Initial Class Shares	Growth Series - Initial Class Shares	Total Return Series - Initial Class Shares	Research Bond Series - Initial Class Shares	Utilities Series - Initial Class Shares	Strategic Income Portfolio - Initial Class Shares

Change in Net Assets from Operations:
Net Investment Income (Loss)	$26	104	(15)	(2)	(73)	37	44	134	26
Net Realized Gain (Loss) and Capital Gains Distributions	429	14	-	814	1,352	240	28	946	(7)
Unrealized Appreciation (Depreciation)	(505)	(80)	-	(294)	(542)	(14)	25	80	6
Change in Net Assets from Operations	(50)	38	(15)	518	737	263	97	1,160	25

Deposits	271	165	339	378	606	288	252	690	170

Payments and Withdrawals:
Death Benefits	-	4	367	10	-	8	7	19	-
Withdrawals	242	95	227	384	660	279	107	638	51
Administrative Fees	193	113	169	325	550	236	164	647	101
Net Transfers to (from) Fixed Account	117	57	(223)	191	224	117	(44)	263	18
Payments and Withdrawals	552	269	540	910	1,434	640	234	1,567	170

Net Assets:
Net Increase (Decrease)	(331)	(66)	(216)	(14)	(91)	(89)	115	283	25
Beginning of Year	3,034	1,992	1,935	5,903	9,778	3,617	1,946	10,099	1,049

End of Year	$2,703	1,926	1,719	5,889	9,687	3,528	2,061	10,382	1,074

See accompanying Notes to Financial Statements

9

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEAR ENDED DECEMBER 31, 2014
(in thousands)

	American Century Variable Portfolios, Inc.						American Century Variable Portfolios II, Inc.	Dreyfus Variable Investment Fund
	VP Capital Appreciation Fund - Class I	VP International Fund - Class I	VP Value Fund - Class I	VP Income & Growth Fund - Class I	VP Ultra® Fund - Class I	VP Mid Cap Value Fund - Class I	VP Inflation Protection Fund - Class II	Appreciation Portfolio - Initial Shares	Opportunistic Small Cap Portfolio - Initial Shares

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(27)	36	40	18	(4)	1	4	46	(49)
Net Realized Gain (Loss) and Capital Gains Distributions	824	173	272	81	83	23	8	373	401
Unrealized Appreciation (Depreciation)	(571)	(491)	286	65	30	8	2	(95)	(316)
Change in Net Assets from Operations	226	(282)	598	164	109	32	14	324	36

Deposits	236	469	494	123	155	23	88	330	434

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	7
Withdrawals	296	320	308	93	60	10	27	484	566
Administrative Fees	189	292	313	96	80	16	46	282	360
Net Transfers to (from) Fixed Account	212	(55)	180	(47)	76	(18)	(13)	139	139
Payments and Withdrawals	697	557	801	142	216	8	60	905	1,072

Net Assets:
Net Increase (Decrease)	(235)	(370)	291	145	48	47	42	(251)	(602)
Beginning of Year	3,404	4,568	5,029	1,420	1,185	215	542	4,759	6,499

End of Year	$3,169	4,198	5,320	1,565	1,233	262	584	4,508	5,897

See accompanying Notes to Financial Statements

10

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEAR ENDED DECEMBER 31, 2014
(in thousands)

			JPMorgan Insurance Trust			Franklin Templeton Variable Insurance Products Trust
	Dreyfus Stock Index Fund, Inc. - Initial Shares	The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	Insurance Trust U.S. Equity Portfolio - Class 1 Shares	Insurance Trust Small Cap Core Portfolio - Class 1 Shares	Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	Franklin Global Real Estate VIP Fund - Class 2	Franklin Small-Mid Cap Growth VIP Fund - Class 2	Templeton Developing Markets VIP Fund - Class 2	Templeton Foreign VIP Fund - Class 2

Change in Net Assets from Operations:
Net Investment Income (Loss)	$164	1	1	(21)	-	(7)	(7)	17	32
Net Realized Gain (Loss) and Capital Gains Distributions	1,042	141	65	470	228	27	190	6	79
Unrealized Appreciation (Depreciation)	884	(40)	71	(149)	27	321	(133)	(202)	(470)
Change in Net Assets from Operations	2,090	102	137	300	255	341	50	(179)	(359)

Deposits	1,274	82	63	360	201	320	68	266	358

Payments and Withdrawals:
Death Benefits	8	-	-	-	10	-	-	-	-
Withdrawals	949	136	61	159	122	179	50	157	213
Administrative Fees	1,105	77	69	219	118	175	48	130	179
Net Transfers to (from) Fixed Account	329	9	(3)	70	14	90	49	(29)	(178)
Payments and Withdrawals	2,391	222	127	448	264	444	147	258	214

Net Assets:
Net Increase (Decrease)	973	(38)	73	212	192	217	(29)	(171)	(215)
Beginning of Year	17,529	925	1,108	3,458	1,834	2,410	839	2,069	2,990

End of Year	$18,502	887	1,181	3,670	2,026	2,627	810	1,898	2,775

See accompanying Notes to Financial Statements

11

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEAR ENDED DECEMBER 31, 2014
(in thousands)

	Calamos® Advisors Trust	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)			Columbia Funds Variable Insurance Trust I	Columbia Funds Variable Series Trust II
	Calamos Growth and Income Portfolio	V.I. American Franchise Fund - Series I Shares	V.I. Technology Fund - Series I Shares	V.I. Core Equity Fund - Series I Shares	Mid-Cap Growth Opportunity Fund (Class 2)	Seligman Global Technology Fund (Class 2)	Select Smaller-Cap Value Fund (Class 2)

Change in Net Assets from Operations:
Net Investment Income (Loss)	$7	(4)	(3)	2	(12)	(13)	(15)
Net Realized Gain (Loss) and Capital Gains Distributions	435	21	55	100	32	248	107
Unrealized Appreciation (Depreciation)	(231)	22	(11)	1	73	104	12
Change in Net Assets from Operations	211	39	41	103	93	339	104

Deposits	252	40	51	166	148	135	249

Payments and Withdrawals:
Death Benefits	-	-	-	-	8	-	9
Withdrawals	141	23	48	121	92	122	92
Administrative Fees	203	30	23	90	89	79	117
Net Transfers to (from) Fixed Account	189	4	6	59	131	94	45
Payments and Withdrawals	533	57	77	270	320	295	263

Net Assets:
Net Increase (Decrease)	(70)	22	15	(1)	(79)	179	90
Beginning of Year	3,725	529	408	1,452	1,627	1,464	2,062

End of Year	$3,655	551	423	1,451	1,548	1,643	2,152

See accompanying Notes to Financial Statements

12

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEAR ENDED DECEMBER 31, 2014
(in thousands)

	Fidelity® Variable Insurance Products Contrafund® Portfolio	Fidelity® Variable Insurance Products
	VIP Contrafund® Portfolio - Service Class 2	VIP Freedom Income Portfolio - Service Class 2	VIP Freedom 2010 Portfolio - Service Class 2	VIP Freedom 2015 Portfolio - Service Class 2	VIP Freedom 2020 Portfolio - Service Class 2	VIP Freedom 2025 Portfolio - Service Class 2	VIP Freedom 2030 Portfolio - Service Class 2	VIP Freedom 2035 Portfolio - Service Class 2	VIP Freedom 2040 Portfolio - Service Class 2

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(1)	1	1	1	1	1	1	-	-
Net Realized Gain (Loss) and Capital Gains Distributions	77	2	4	3	4	5	11	2	-
Unrealized Appreciation (Depreciation)	6	-	-	(1)	-	(1)	(6)	(1)	-
Change in Net Assets from Operations	82	3	5	3	5	5	6	1	-

Deposits	111	11	15	11	12	4	22	5	3

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-
Withdrawals	35	-	9	1	1	-	17	-	-
Administrative Fees	57	11	17	17	10	5	8	2	1
Net Transfers to (from) Fixed Account	45	2	(6)	1	2	(18)	5	10	(1)
Payments and Withdrawals	137	13	20	19	13	(13)	30	12	-

Net Assets:
Net Increase (Decrease)	56	1	-	(5)	4	22	(2)	(6)	3
Beginning of Year	783	56	138	45	138	128	156	19	12

End of Year	$839	57	138	40	142	150	154	13	15

See accompanying Notes to Financial Statements

13

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEAR ENDED DECEMBER 31, 2014
(in thousands)

	Fidelity® Variable Insurance Products		Northern Lights Variable Trust
	VIP Freedom 2045 Portfolio - Service Class 2	VIP Freedom 2050 Portfolio - Service Class 2	TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	Total

Change in Net Assets from Operations:
Net Investment Income (Loss)	$-	-	-	-	(1)	$492
Net Realized Gain (Loss) and Capital Gains Distributions	-	3	1	11	17	9,440
Unrealized Appreciation (Depreciation)	-	(1)	(1)	(1)	(10)	(2,143)
Change in Net Assets from Operations	-	2	-	10	6	7,789

Deposits	3	18	4	36	128	9,927

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	457
Withdrawals	-	1	12	1	42	7,631
Administrative Fees	1	5	3	28	36	7,124
Net Transfers to (from) Fixed Account	(19)	10	(25)	(55)	(119)	2,044
Payments and Withdrawals	(18)	16	(10)	(26)	(41)	17,256

Net Assets:
Net Increase (Decrease)	21	4	14	72	175	460
Beginning of Year	9	34	19	501	344	113,785

End of Year	$30	38	33	573	519	$114,245

See accompanying Notes to Financial Statements

14

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2013
(in thousands)

	Federated Insurance Series			MFS® Variable Insurance Trust					MFS® Variable Insurance Trust II
	Managed Tail Risk Fund II	High Income Bond Fund II	Prime Money Fund II	Research Series - Initial Class Shares	Growth Series - Initial Class Shares	Total Return Series - Initial Class Shares	Research Bond Series - Initial Class Shares	Utilities Series - Initial Class Shares	Strategic Income Portfolio - Initial Class Shares

Change in Net Assets from Operations:
Investment Income (Loss)	$4	117	(17)	(27)	(55)	33	8	140	114
Realized Gain (Loss) and Capital Gains Distributions	(4)	17	-	300	638	95	38	640	(2)
Unrealized Appreciation (Depreciation)	415	(20)	-	1,163	2,088	446	(85)	971	(105)
Change in Net Assets from Operations	415	114	(17)	1,436	2,671	574	(39)	1,751	7

Deposits	299	172	902	423	649	306	284	739	191

Payments and Withdrawals:
Death Benefits	-	-	331	-	-	-	-	-	-
Withdrawals	172	69	210	256	596	228	87	965	49
Administrative Fees	215	120	217	328	560	251	176	671	104
Net Transfers to (from) Fixed Account	10	9	508	107	225	129	84	188	87
Payments and Withdrawals	397	198	1,266	691	1,381	608	347	1,824	240

Net Assets:
Net Increase (Decrease)	317	88	(381)	1,168	1,939	272	(102)	666	(42)
Beginning of Year	2,717	1,904	2,316	4,735	7,839	3,345	2,048	9,433	1,091

End of Year	$3,034	1,992	1,935	5,903	9,778	3,617	1,946	10,099	1,049

See accompanying Notes to Financial Statements

15

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEAR ENDED DECEMBER 31, 2013
(in thousands)

	American Century Variable Portfolios, Inc.						American Century Variable Portfolios II, Inc.	Dreyfus Variable Investment Fund
	VP Capital Appreciation Fund - Class I	VP International Fund - Class I	VP Value Fund - Class I	VP Income & Growth Fund - Class I	VP Ultra® Fund - Class I	VP Mid Cap Value Fund - Class I	VP Inflation Protection Fund - Class II	Appreciation Portfolio - Initial Shares	Opportunistic Small Cap Portfolio - Initial Shares

Change in Net Assets from Operations:
Investment Income (Loss)	$(27)	35	41	18	(2)	1	5	50	(47)
Realized Gain (Loss) and Capital Gains Distributions	308	140	177	46	49	9	17	182	248
Unrealized Appreciation (Depreciation)	541	642	991	306	265	31	(74)	604	1,990
Change in Net Assets from Operations	822	817	1,209	370	312	41	(52)	836	2,191

Deposits	260	484	493	150	169	17	105	360	457

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-
Withdrawals	327	269	317	54	78	15	24	347	392
Administrative Fees	198	305	311	92	74	13	53	310	374
Net Transfers to (from) Fixed Account	94	2	70	23	(41)	(66)	(34)	61	240
Payments and Withdrawals	619	576	698	169	111	(38)	43	718	1,006

Net Assets:
Net Increase (Decrease)	463	725	1,004	351	370	96	10	478	1,642
Beginning of Year	2,941	3,843	4,025	1,069	815	119	532	4,281	4,857

End of Year	$3,404	4,568	5,029	1,420	1,185	215	542	4,759	6,499

See accompanying Notes to Financial Statements

16

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEAR ENDED DECEMBER 31, 2013
(in thousands)

			JPMorgan Insurance Trust			Franklin Templeton Variable Insurance Products Trust
	Dreyfus Stock Index Fund, Inc. - Initial Shares	The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	Insurance Trust U.S. Equity Portfolio - Class 1 Shares	Insurance Trust Small Cap Core Portfolio - Class 1 Shares	Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	Franklin Global Real Estate Securities Fund - Class 2	Franklin Small-Mid Cap Growth Securities Fund - Class 2	Templeton Developing Markets Securities Fund - Class 2	Templeton Foreign Securities Fund - Class 2

Change in Net Assets from Operations:
Investment Income (Loss)	$162	3	4	(5)	5	91	(6)	27	44
Realized Gain (Loss) and Capital Gains Distributions	734	55	66	233	173	11	72	19	68
Unrealized Appreciation (Depreciation)	3,385	179	223	832	299	(54)	164	(85)	441
Change in Net Assets from Operations	4,281	237	293	1,060	477	48	230	(39)	553

Deposits	1,412	86	64	377	185	303	65	254	328

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-
Withdrawals	1,199	60	62	285	185	267	45	136	200
Administrative Fees	1,117	76	67	219	124	182	45	141	183
Net Transfers to (from) Fixed Account	161	19	4	84	129	131	-	(55)	43
Payments and Withdrawals	2,477	155	133	588	438	580	90	222	426

Net Assets:
Net Increase (Decrease)	3,216	168	224	849	224	(229)	205	(7)	455
Beginning of Year	14,313	757	884	2,609	1,610	2,639	634	2,076	2,535

End of Year	$17,529	925	1,108	3,458	1,834	2,410	839	2,069	2,990

See accompanying Notes to Financial Statements

17

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEAR ENDED DECEMBER 31, 2013
(in thousands)

	Calamos® Advisors Trust	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)			Columbia Funds Variable Insurance Trust I	Columbia Funds Variable Series Trust II
	Calamos Growth and Income Portfolio	V.I. American Franchise Fund - Series I Shares	V.I. Technology Fund - Series I Shares	V.I. Core Equity Fund - Series I Shares	Mid-Cap Growth Opportunity Fund (Class 2)	Seligman Global Technology Fund (Class 2)	Select Smaller-Cap Value Fund (Class 2)

Change in Net Assets from Operations:
Investment Income (Loss)	$12	(2)	(3)	9	(12)	(11)	(13)
Realized Gain (Loss) and Capital Gains Distributions	233	30	58	54	482	88	131
Unrealized Appreciation (Depreciation)	266	136	34	256	(90)	218	570
Change in Net Assets from Operations	511	164	89	319	380	295	688

Deposits	272	45	32	161	165	112	215

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-
Withdrawals	222	65	63	80	95	109	59
Administrative Fees	217	32	25	86	92	79	111
Net Transfers to (from) Fixed Account	15	33	38	(40)	51	12	66
Payments and Withdrawals	454	130	126	126	238	200	236

Net Assets:
Net Increase (Decrease)	329	79	(5)	354	307	207	667
Beginning of Year	3,396	450	413	1,098	1,320	1,257	1,395

End of Year	$3,725	529	408	1,452	1,627	1,464	2,062

See accompanying Notes to Financial Statements

18

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEAR ENDED DECEMBER 31, 2013
(in thousands)

	Fidelity® Variable Insurance Products Contrafund Portfolio	Fidelity® Variable Insurance Products
	VIP Contrafund Portfolio - Service Class 2	VIP Freedom Income Portfolio - Service Class 2	VIP Freedom 2010 Portfolio - Service Class 2	VIP Freedom 2015 Portfolio - Service Class 2	VIP Freedom 2020 Portfolio - Service Class 2	VIP Freedom 2025 Portfolio - Service Class 2	VIP Freedom 2030 Portfolio - Service Class 2	VIP Freedom 2035 Portfolio - Service Class 2	VIP Freedom 2040 Portfolio - Service Class 2

Change in Net Assets from Operations:
Investment Income (Loss)	$-	1	1	-	1	1	1	-	-
Realized Gain (Loss) and Capital Gains Distributions	32	-	2	12	11	4	7	-	-
Unrealized Appreciation (Depreciation)	148	1	10	(2)	7	16	19	3	2
Change in Net Assets from Operations	180	2	13	10	19	21	27	3	2

Deposits	118	11	15	12	14	3	25	5	4

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-
Withdrawals	41	-	-	50	32	-	8	2	-
Administrative Fees	59	10	14	17	10	4	9	2	1
Net Transfers to (from) Fixed Account	14	12	(106)	2	(7)	3	9	(1)	-
Payments and Withdrawals	114	22	(92)	69	35	7	26	3	1

Net Assets:
Net Increase (Decrease)	184	(9)	120	(47)	(2)	17	26	5	5
Beginning of Year	599	65	18	92	140	111	130	14	7

End of Year	$783	56	138	45	138	128	156	19	12

See accompanying Notes to Financial Statements

19

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEAR ENDED DECEMBER 31, 2013
(in thousands)

	Fidelity® Variable Insurance Products		Northern Lights Variable Trust
	VIP Freedom 2045 Portfolio - Service Class 2	VIP Freedom 2050 Portfolio - Service Class 2	TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	Total

Change in Net Assets from Operations:
Investment Income (Loss)	$-	-	-	-	1	$702
Realized Gain (Loss) and Capital Gains Distributions	-	1	2	4	4	5,484
Unrealized Appreciation (Depreciation)	1	4	-	44	28	17,224
Change in Net Assets from Operations	1	5	2	48	33	23,410

Deposits	2	19	8	29	167	10,968

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	331
Withdrawals	-	8	-	17	24	7,769
Administrative Fees	1	5	3	20	32	7,355
Net Transfers to (from) Fixed Account	(2)	(2)	19	(57)	(118)	2,153
Payments and Withdrawals	(1)	11	22	(20)	(62)	17,608

Net Assets:
Net Increase (Decrease)	4	13	(12)	97	262	16,770
Beginning of Year	5	21	31	404	82	97,015

End of Year	$9	34	19	501	344	$113,785

See accompanying Notes to Financial Statements

20

Kansas City Life Variable Life Separate Account
Notes to Financial Statements

1.      Organization and Significant Accounting Policies

Organization

Kansas City Life Variable Life Separate Account (the Account) is a separate account of Kansas City Life Insurance Company (KCL).  This account is presented herein and marketed as follows:
•	Century II Variable Universal Life (sales discontinued effective January 1, 2009);
•	Century II Accumulator Variable Universal Life (presented herein with Century II Variable Universal Life);
•	Century II Survivorship Variable Universal Life (sales discontinued effective January 1, 2009);
•	Century II Heritage Survivorship Variable Universal Life (presented herein with Century II Survivorship Variable Universal Life and sales discontinued effective January 1, 2009); and,
•	Century II Alliance Variable Universal Life (sales discontinued effective January 1, 2009).

All products are distributed by Sunset Financial Services, Inc. (SFS), a wholly-owned subsidiary of KCL.  SFS has entered into a series of selling agreements with third-party broker-dealers that sell the contracts through their registered representatives.

The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, that follows the accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services Investment Companies.  Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from KCL’s other assets and liabilities.  The portion of the Account’s assets applicable to the variable life contracts is not available to service the liabilities arising out of any other business KCL may conduct.  All deposits received by the Account have been directed by the contract owners into subaccounts that invest in 48 series-type mutual funds, as listed below with each fund’s objective, or into KCL’s Fixed Account.  The underlying mutual fund options are not directly available to the general public. The underlying mutual funds are available as investment options in variable life insurance policies issued by KCL.  The Fixed Account represents a portion of the general account assets of KCL and is not included in this report.  KCL’s Fixed Account may be charged with liabilities arising out of other business KCL may conduct.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ.

21

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Series-Type Mutual Fund	Fund Objective

Federated Insurance Series
Federated Managed Tail Risk Fund II	The investment objective is to seek capital appreciation by maintaining a diversified mix of investment exposure to various asset classes.

Federated High Income Bond Fund II	The investment objective is to seek high current income.

Federated Prime Money Fund II	The investment objective is to seek current income consistent with stability of principal and liquidity.

MFS® Variable Insurance Trust
MFS® Research Series – Initial Class Shares	The investment objective is to seek capital appreciation.

MFS® Growth Series – Initial Class Shares	The investment objective is to seek capital appreciation.

MFS® Total Return Series – Initial Class Shares	The investment objective is to seek total return.

MFS® Research Bond Series – Initial Class Shares	The investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation.

MFS® Utilities Series – Initial Class Shares	The investment objective is to seek total return.

MFS® Variable Insurance Trust II
MFS® Strategic Income Portfolio – Initial Class Shares	The investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation.

American Century Variable Portfolios, Inc.
American Century VP Capital Appreciation Fund – Class I	The investment objective is to seek capital growth.

American Century VP International Fund – Class I	The investment objective is to seek capital growth.

American Century VP Value Fund – Class I	The investment objective is to seek long-term capital growth. The secondary objective is to seek current income.

American Century VP Income & Growth Fund – Class I	The investment objective is to seek capital growth by investing in common stocks. The secondary objective is to seek current income.

American Century VP Ultra® Fund – Class I	The investment objective is to seek long-term capital growth.

American Century VP Mid Cap Value Fund – Class I	The investment objective is to seek long-term capital growth. The secondary objective is to seek current income.

22

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

American Century Variable Portfolios II, Inc.
American Century VP Inflation Protection Fund - Class II	The investment objective is to seek long-term total returns using a strategy to protect against U.S. inflation.

Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares	The investment objective is to seek long-term capital growth consistent with the preservation of capital. The secondary objective is to seek current income.

Opportunistic Small Cap Portfolio – Initial Shares	The investment objective is to seek capital growth.

Dreyfus Stock Index Fund, Inc. – Initial Shares	The investment objective is to seek to match the total return of the Standard & Poor’s® 500 Composite Stock Price Index.

The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares	The investment objective is to seek capital growth, with current income as a secondary objective.

JPMorgan Insurance Trust
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares	The investment objective is to seek high total return from a portfolio of selected equity securities.

JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares	The investment objective is to seek capital growth over the long term.

JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares	The investment objective is to seek capital appreciation with the secondary objective of achieving current income by investing primarily in equity securities.

Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund - Class 2	The investment objective is to seek high total return.

Franklin Small-Mid Cap Growth VIP Fund - Class 2	The investment objective is to seek long-term capital growth.

Templeton Developing Markets VIP Fund - Class 2	The investment objective is to seek long-term capital appreciation.

Templeton Foreign VIP Fund - Class 2	The investment objective is to seek long-term capital growth.

Calamos® Advisors Trust
Calamos Growth and Income Portfolio	The investment objective is to seek high long-term total return through growth and current income.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund – Series I Shares	The investment objective is to seek capital growth.

Invesco V.I. Technology Fund – Series I Shares	The investment objective is to seek long-term growth of capital.

23

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Invesco V.I. Core Equity Fund – Series I Shares	The investment objective is to seek long-term growth of capital.

Columbia Funds Variable Insurance Trust I
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 2)	The investment objective is to seek growth of capital.

Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)	The investment objective is to seek long-term capital appreciation.

Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	The investment objective is to seek long-term capital growth.

Fidelity® Variable Insurance Products Contrafund® Portfolio
VIP Contrafund® Portfolio – Service Class 2	The investment objective is to seek long-term capital appreciation.

Fidelity® Variable Insurance Products
VIP Freedom Income Portfolio – Service Class 2	The investment objective is to seek high total return with a secondary objective of principal preservation.

VIP Freedom 2010 Portfolio – Service Class 2	The investment objective is to seek high total return with a secondary objective of principal preservation beyond its target date.

VIP Freedom 2015 Portfolio – Service Class 2	The investment objective is to seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

VIP Freedom 2020 Portfolio – Service Class 2	The investment objective is to seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

VIP Freedom 2025 Portfolio – Service Class 2	The investment objective is to seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

VIP Freedom 2030 Portfolio – Service Class 2	The investment objective is to seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

VIP Freedom 2035 Portfolio – Service Class 2	The investment objective is to seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

VIP Freedom 2040 Portfolio – Service Class 2	The investment objective is to seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

VIP Freedom 2045 Portfolio – Service Class 2	The investment objective is to seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

24

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

VIP Freedom 2050 Portfolio – Service Class 2	The investment objective is to seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares	The investment objective is to seek income and capital appreciation with less volatility than the fixed income and equity markets as a whole.

TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares	The investment objective is to seek capital appreciation with less volatility than the equity markets as a whole.
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares	The investment objective is to seek capital appreciation with less volatility than the equity markets as a whole.

25

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Fund Changes

During the year ended December 31, 2014, the following portfolios changed their names as summarized, with the effective date of the change, in the following table:

Prior Portfolio Name	Current Portfolio Name	Effective Date

Franklin Global Real Estate Securities Fund – Class 2	Franklin Global Real Estate VIP Fund – Class 2	May 1, 2014

Franklin Small-Mid Cap Growth Securities Fund – Class 2	Franklin Small-Mid Cap Growth VIP Fund – Class 2	May 1, 2014

Templeton Developing Markets Securities Fund – Class 2	Templeton Developing Markets VIP Fund – Class 2	May 1, 2014

Templeton Foreign Securities Fund – Class 2	Templeton Foreign VIP Fund - Class 2	May 1, 2014

There were no funds that merged during the year ended December 31, 2014.  During the year ended December 31, 2013, two funds were merged.  The fund names and effective date of the mergers are summarized in the following table:

Closed Fund	Receiving Fund	Date Merged

Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2)	Columbia Variable Portfolio - Mid Cap Growth Opportunity Fund (Class 2)	April 29, 2013

MFS® Strategic Income Series	MFS® Strategic Income Portfolio	August 19, 2013

Financial Statements

The preparation of financial statements on the basis of U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions related to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.

Risks and Uncertainties

Certain risks and uncertainties are inherent to the Account’s day-to-day operations and to the process of preparing its financial statements.  The more significant of those risks and uncertainties, as well as the Account’s method for attempting to mitigate the risks, are presented below and throughout the notes to the financial statements.

Investments - The Account is exposed to risks that issuers of debt and equity securities owned by the series-type mutual funds will default, or that interest rates will change and cause a decrease in the value of those investments.  The market value of the investments and their investment performance, including the realization of gains or losses, may vary depending on economic, issuer, and market conditions.  While such risks are borne by the contract holder, management attempts to mitigate these risks by offering the investor a variety of investment options, fund prospectuses, quarterly personal investment statements and annual financial statements.

Reinvestment of Dividends

Interest and dividend income and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund.

26

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Federal Income Taxes

The Account is treated as part of KCL for federal income tax purposes.  Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the underlying funds.  Any applicable taxes will be the responsibility of contract holders or beneficiaries upon termination or withdrawal.

Investment Valuation

Investments in mutual fund shares are reported in the statement of net assets at fair value using the quoted net asset values (NAV) as provided by the mutual fund sponsors at the end of each trading day.

Security Transactions

The average cost method is used to determine realized gains and losses.  Transactions are recorded on a trade date basis.

Distributions Received

Income from dividends and capital gain distributions are recorded on the ex-dividend date.

Recently Issued Accounting Standards

In May 2014, the FASB issued guidance regarding accounting for revenue recognition that identifies the accounting treatment for an entity’s contracts with customers. Certain contracts, including insurance contracts, are specifically excluded from this guidance. This guidance is effective for public entities for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period. The Company is currently evaluating this guidance.

All other new accounting standards and updates of existing standards issued in 2014 and 2013 were considered by management and did not relate to accounting policies and procedures pertinent to the Account at this time or were not expected to have a material impact to the financial statements.

Subsequent Events

Subsequent events have been evaluated through April 30, 2015, the date that the financial statements have been issued.

27

 Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

2.  Cost of Purchases and Proceeds from Sales

The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31 were as follows:

2014:	Cost of Purchases	Proceeds from Sales
	(in thousands)

Federated Managed Tail Risk Fund II	$939	$642
Federated High Income Bond Fund II	431	431
Federated Prime Money Fund II	1,755	1,971
MFS® Research Series - Initial Class Shares	938	1,032
MFS® Growth Series - Initial Class Shares	1,456	1,717
MFS® Total Return Series - Initial Class Shares	527	750
MFS® Research Bond Series - Initial Class Shares	521	460
MFS® Utilities Series - Initial Class Shares	1,759	2,117
MFS® Strategic Income Portfolio - Initial Class Shares	266	240
American Century VP Capital Appreciation Fund - Class I	1,003	823
American Century VP International Fund - Class I	792	844
American Century VP Value Fund - Class I	693	960
American Century VP Income & Growth Fund - Class I	282	283
American Century VP Ultra® Fund - Class I	201	266
American Century VP Mid Cap Value Fund - Class I	79	49
American Century VP Inflation Protection Fund - Class II	164	118
Dreyfus Appreciation Portfolio - Initial Shares	603	1,007
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	611	1,299
Dreyfus Stock Index Fund, Inc. - Initial Shares	2,291	3,038
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	180	259
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	121	184
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	783	614
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	430	393
Franklin Global Real Estate VIP Fund - Class 2	419	549
Franklin Small-Mid Cap Growth VIP Fund - Class 2	274	201
Templeton Developing Markets VIP Fund - Class 2	530	506
Templeton Foreign VIP Fund - Class 2	715	539
Calamos Growth and Income Portfolio	775	709
Invesco V.I. American Franchise Fund - Series I Shares	46	67
Invesco V.I. Technology Fund - Series I Shares	117	111
Invesco V.I. Core Equity Fund - Series I Shares	207	302
Columbia Variable Portfolio - Mid-Cap Growth Opportunity Fund (Class 2)	216	400
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	286	330
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	324	353
Fidelity® VIP Contrafund® Portfolio - Service Class 2	177	186
Fidelity® VIP Freedom Income Portfolio - Service Class 2	13	13
Fidelity® VIP Freedom 2010 Portfolio - Service Class 2	26	26
Fidelity® VIP Freedom 2015 Portfolio - Service Class 2	12	18
Fidelity® VIP Freedom 2020 Portfolio - Service Class 2	16	14
Fidelity® VIP Freedom 2025 Portfolio - Service Class 2	28	7
Fidelity® VIP Freedom 2030 Portfolio - Service Class 2	32	36
Fidelity® VIP Freedom 2035 Portfolio - Service Class 2	5	12
Fidelity® VIP Freedom 2040 Portfolio - Service Class 2	4	1
Fidelity® VIP Freedom 2045 Portfolio - Service Class 2	23	2
Fidelity® VIP Freedom 2050 Portfolio - Service Class 2	18	15
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	49	35
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	109	41
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	392	224
Total	$21,638	$24,194

28

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

2013	Cost of Purchases	Proceeds from Sales
	(in thousands)

Federated Managed Tail Risk Fund II	$451	$486
Federated High Income Bond Fund II	471	380
Federated Prime Money Fund II	2,626	3,007
MFS® Research Series - Initial Class Shares	597	880
MFS® Growth Series - Initial Class Shares	824	1,547
MFS® Total Return Series - Initial Class Shares	419	689
MFS® Research Bond Series - Initial Class Shares	469	515
MFS® Utilities Series - Initial Class Shares	1,408	2,168
MFS® Strategic Income Portfolio - Initial Class Shares	368	304
American Century VP Capital Appreciation Fund - Class I	474	738
American Century VP International Fund - Class I	754	811
American Century VP Value Fund - Class I	717	880
American Century VP Income & Growth Fund - Class I	230	230
American Century VP Ultra® Fund - Class I	264	207
American Century VP Mid Cap Value Fund - Class I	97	39
American Century VP Inflation Protection Fund - Class II	193	107
Dreyfus Appreciation Portfolio - Initial Shares	524	820
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	555	1,151
Dreyfus Stock Index Fund, Inc. - Initial Shares	2,162	2,891
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	138	205
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	179	245
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	556	772
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	274	502
Franklin Global Real Estate Securities Fund - Class 2	717	904
Franklin Small-Mid Cap Growth Securities Fund - Class 2	163	146
Templeton Developing Markets Securities Fund - Class 2	828	768
Templeton Foreign Securities Fund - Class 2	580	634
Calamos Growth and Income Portfolio	611	619
Invesco V.I. American Franchise Fund - Series I Shares	54	141
Invesco V.I. Technology Fund - Series I Shares	86	150
Invesco V.I. Core Equity Fund - Series I Shares	261	216
Columbia Variable Portfolio - Mid-Cap Growth Opportunity Fund (Class 2)	679	298
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	176	263
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	588	623
Fidelity® VIP Contrafund® Portfolio - Service Class 2	144	140
Fidelity® VIP Freedom Income Portfolio - Service Class 2	17	26
Fidelity® VIP Freedom 2010 Portfolio - Service Class 2	124	15
Fidelity® VIP Freedom 2015 Portfolio - Service Class 2	13	68
Fidelity® VIP Freedom 2020 Portfolio - Service Class 2	52	70
Fidelity® VIP Freedom 2025 Portfolio - Service Class 2	9	9
Fidelity® VIP Freedom 2030 Portfolio - Service Class 2	31	29
Fidelity® VIP Freedom 2035 Portfolio - Service Class 2	5	3
Fidelity® VIP Freedom 2040 Portfolio - Service Class 2	4	1
Fidelity® VIP Freedom 2045 Portfolio - Service Class 2	2	1
Fidelity® VIP Freedom 2050 Portfolio - Service Class 2	21	14
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	8	23
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	103	54
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	314	85
Total	$20,340	$24,874

29

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

3. Fair Value Measurement

Under GAAP, fair value represents the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. It is the Account’s practice to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements.

The Account categorizes its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value. These levels are as follows:

Level 1 – Valuations are based upon quoted prices for identical instruments traded in active markets.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from inputs that are observable or derived principally from or corroborated by observable market data.

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect the Account’s assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.

As of December 31, 2014 all assets measured at fair value on a recurring basis totaling $114,245,000 were Level 2 assets. The Account did not have any transfers between Level 1, Level 2, or Level 3 during the years ended December 31, 2014 and 2013.

NAV of the investments in mutual funds are calculated in a manner consistent with GAAP for investment companies and is determinative of their fair value.  The fair value of the underlying mutual funds or stock is used to determine the NAV of the separate account, which is not publicly quoted.  The fair values of the underlying securities are based on quoted prices for similar assets or other valuation methods using market observable inputs, and are used to determine the NAV of the investments in mutual funds.  Sales of separate account assets may be at asset values less than NAV and certain redemption restrictions may apply.

30

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

4. Expenses and Deductions

Variable Universal Life

Contract charges are assessed for variable universal life policies based on the tables below.  Mortality and expense risk, administrative fees, and cost of insurance are assessed through the reduction of units and unit values.

Century II Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Amount Deducted
Premium Expense Charge	Upon receipt of each premium payment	2.25% of each premium payment
Surrender Charge (Deferred Sales Load)	Upon surrender, lapse or decrease in contract amount during the first 15 contract years	30% - 0%
Surrender Charge (Deferred Administrative Expense)	Upon surrender, lapse or decrease in contract amount during the first 15 contract years	$5 per $1,000 of the amount insured
Partial Surrender	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net asset value of each subaccount
Administrative Fee	On the contract date and monthly anniversary day	$26 in year 1 of the contract $6 thereafter for maintenance $20 additional fee for 12 months after an increase in total amount insured
Cost of insurance	On the allocation date and monthly anniversary day	$0.05 - $26.63 per $1,000 of the net amount at risk

Century II Accumulator Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Amount Deducted
Premium Expense Charge	Upon receipt of each premium payment	5.00% of each premium payment
Surrender Charge	Upon surrender or lapse during the first 15 contract years	$6.02 - $45 per $1,000 of the total amount insured
Partial Surrender Fee	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net asset value of each subaccount

31

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Administrative Fee	On the contract date and monthly anniversary day	$10 for maintenance $0 - $1.36 per $1,000 of the total amount insured
Cost of insurance	On the allocation date and monthly anniversary day	$0.01 - $25.01 per $1,000 of the net amount at risk

Century II Alliance Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Amount Deducted
Premium Expense Charge	Upon receipt of each premium payment	6.35% of each premium payment
Surrender Charge	Upon complete surrender or lapse during the first 15 contract years	$6.02 - $45.34 per $1,000 of the total amount insured
Partial Surrender Fee	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.50% of the average daily net asset value of each subaccount
Administrative Fee	On the contract date and monthly anniversary day	$7.50 monthly fee
Cost of insurance	On the allocation date and monthly anniversary day	$0.06 - $83.33 per $1,000 of the net amount at risk

Surrender charges
During the year ended 2014, $264,000 (2013 - $466,000) was assessed in surrender charges for Century II Variable Universal Life. In 2014, $83,000 (2013 - $120,000) was assessed in surrender charges for Century II Accumulator Variable Universal Life and $124,000 (2013 - $257,000) for Century II Alliance Variable Universal Life.

Other fees and charges
Other fees and charges are primarily comprised of premium expense charges, mortality and expense risk charges, administrative fees, and cost of insurance.  During the year ended 2014, other fees and charges, primarily cost of insurance, totaled $6,312,000 (2013 - $6,447,000) for the combined Century II Variable Universal Life and Century II Accumulator Variable Universal Life products.  Currently, KCL is not charging the per thousand portion of the monthly administrative fee for Century II Alliance Variable Universal Life, but other contract charges, primarily cost of insurance, totaled $1,029,000 (2013 - $1,091,000) in 2014.

Survivorship Variable Universal Life

Contract charges are assessed for survivorship variable universal life policies based on the tables below.  Mortality and expense risk, administrative fees, and cost of insurance are assessed through the reduction of units and unit values.

32

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Century II Heritage Survivorship Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Amount Deducted
Premium Expense Charges	Upon receipt of each premium payment	Tax - 2.25%
Sales Charge	Upon receipt of each premium payment	Sales – 6.00%
Surrender Charge	Upon complete surrender or lapse during the first 10 contract years	$0 - $50 per $1,000 of the total amount insured at issue
Partial Surrender Fee	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.625% of the average daily net asset value of each subaccount
Administrative Fee	On the allocation date and monthly anniversary day	$7.50 monthly fee $0.07 per $1,000 of the total amount insured (1st 10 contract years only)
Cost of insurance	On the allocation date and monthly anniversary day	$0 - $1,000 per $1,000 of the net amount at risk

Century II Survivorship Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Amount Deducted
Premium Expense Charges	Upon receipt of each premium payment	Premium Processing - 4.85%
Sales Charge	Upon receipt of each premium payment	Sales – 50.00% - 2.00% (first 20 years)
Surrender Charge	Upon partial surrender only	Lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.625% of the average daily net asset value of each subaccount
Administrative Fee	On the contract date and monthly anniversary day	$7.50 monthly fee $0.02 per $1,000 of the total amount insured $12.50 for the first 5 contract years
Cost of insurance	On the allocation date and monthly anniversary day	$0 - $358.81 per $1,000 of the net amount at risk annually

33

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)
Surrender charges
During the years ended 2014 and 2013, the surrender charges assessed were not material for the combined, Century II Heritage Survivorship Variable Universal Life and Century II Survivorship Variable Universal, products.

Other fees and charges
Other fees and charges are primarily comprised of mortality and expense risk charges, administrative fees and cost of insurance. During the year ended 2014, other fees and charges, primarily cost of insurance, totaled $704,000 (2013 - $675,000) for the combined, Century II Heritage Survivorship Variable Universal Life and Century II Survivorship Variable Universal Life, products.

34

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

The Mortality and Expense Risk Fees and other Administrative Charges for the year ended December 31 were as follows:

2014:	Century II Variable Universal Life	Century II Survivorship Variable Universal Life	Century II Alliance Variable Universal Life	Total Variable Universal Life
		(in thousands)

Federated Managed Tail Risk Fund II	$21	$1	$2	$24
Federated High Income Bond Fund II	12	3	1	16
Federated Prime Money Fund II	14	-	1	15
MFS® Research Series - Initial Class Shares	45	3	2	50
MFS® Growth Series - Initial Class Shares	76	5	2	83
MFS® Total Return Series - Initial Class Shares	23	3	3	29
MFS® Research Bond Series - Initial Class Shares	12	2	2	16
MFS® Utilities Series - Initial Class Shares	72	7	7	86
MFS® Strategic Income Portfolio - Initial Class Shares	8	-	1	9
American Century VP Capital Appreciation Fund - Class I	24	1	2	27
American Century VP International Fund - Class I	33	1	3	37
American Century VP Value Fund - Class I	30	2	8	40
American Century VP Income & Growth Fund - Class I	10	1	1	12
American Century VP Ultra® Fund - Class I	7	-	2	9
American Century VP Mid Cap Value Fund - Class I	2	-	-	2
American Century VP Inflation Protection Fund - Class II	3	-	1	4
Dreyfus Appreciation Portfolio - Initial Shares	33	2	3	38
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	42	3	4	49
Dreyfus Stock Index Fund, Inc. - Initial Shares	126	11	10	147
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	7	1	-	8
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	6	2	1	9
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	20	1	5	26
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	11	1	3	15
Franklin Global Real Estate VIP Fund - Class 2	14	1	4	19
Franklin Small-Mid Cap Growth VIP Fund - Class 2	6	-	1	7
Templeton Developing Markets VIP Fund - Class 2	10	1	4	15
Templeton Foreign VIP Fund - Class 2	16	1	5	22
Calamos Growth and Income Portfolio	21	3	5	29
Invesco V.I. American Franchise Fund - Series I Shares	3	1	-	4
Invesco V.I. Technology Fund - Series I Shares	3	-	-	3
Invesco V.I. Core Equity Fund - Series I Shares	8	-	3	11
Columbia Variable Portfolio - Mid-Cap Growth Opportunity Fund (Class 2)	10	-	2	12
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	12	-	1	13
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	10	1	4	15
Fidelity® VIP Contrafund® Portfolio - Service Class 2	6	-	1	7
Fidelity® VIP Freedom Income Portfolio - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2010 Portfolio - Service Class 2	1	-	-	1
Fidelity® VIP Freedom 2015 Portfolio - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2020 Portfolio - Service Class 2	1	-	-	1
Fidelity® VIP Freedom 2025 Portfolio - Service Class 2	-	1	-	1
Fidelity® VIP Freedom 2030 Portfolio - Service Class 2	1	-	-	1
Fidelity® VIP Freedom 2035 Portfolio - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2040 Portfolio - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2045 Portfolio - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2050 Portfolio - Service Class 2	-	-	-	-
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	-	-	-	-
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	5	-	-	5
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	4	-	-	4
	$768	$59	$94	$921

35

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

5.  Change in Units Outstanding

The changes in units outstanding for the year ended December 31 were as follows:

2014:	Units Issued	Units Redeemed	Net Increase (Decrease)
		(in thousands)

Federated Managed Tail Risk Fund II	18	31	(13)
Federated High Income Bond Fund II	11	14	(3)
Federated Prime Money Fund II	132	147	(15)
MFS® Research Series - Initial Class Shares	15	31	(16)
MFS® Growth Series - Initial Class Shares	25	50	(25)
MFS® Total Return Series - Initial Class Shares	13	24	(11)
MFS® Research Bond Series - Initial Class Shares	20	19	1
MFS® Utilities Series - Initial Class Shares	20	36	(16)
MFS® Strategic Income Portfolio - Initial Class Shares	11	11	-
American Century VP Capital Appreciation Fund - Class I	11	26	(15)
American Century VP International Fund - Class I	29	32	(3)
American Century VP Value Fund - Class I	34	50	(16)
American Century VP Income & Growth Fund - Class I	20	21	(1)
American Century VP Ultra® Fund - Class I	9	12	(3)
American Century VP Mid Cap Value Fund - Class I	3	2	1
American Century VP Inflation Protection Fund - Class II	10	8	2
Dreyfus Appreciation Portfolio - Initial Shares	16	39	(23)
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	29	57	(28)
Dreyfus Stock Index Fund, Inc. - Initial Shares	71	116	(45)
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	3	7	(4)
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	4	6	(2)
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	17	20	(3)
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	10	12	(2)
Franklin Global Real Estate VIP Fund - Class 2	19	24	(5)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	9	16	(7)
Templeton Developing Markets VIP Fund - Class 2	20	20	-
Templeton Foreign VIP Fund - Class 2	23	17	6
Calamos Growth and Income Portfolio	16	28	(12)
Invesco V.I. American Franchise Fund - Series I Shares	6	7	(1)
Invesco V.I. Technology Fund - Series I Shares	18	24	(6)
Invesco V.I. Core Equity Fund - Series I Shares	15	22	(7)
Columbia Variable Portfolio - Mid-Cap Growth Opportunity Fund (Class 2)	19	34	(15)
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	11	21	(10)
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	11	11	-
Fidelity® VIP Contrafund® Portfolio - Service Class 2	10	12	(2)
Fidelity® VIP Freedom Income Portfolio - Service Class 2	1	1	-
Fidelity® VIP Freedom 2010 Portfolio - Service Class 2	2	3	(1)
Fidelity® VIP Freedom 2015 Portfolio - Service Class 2	1	2	(1)
Fidelity® VIP Freedom 2020 Portfolio - Service Class 2	1	1	-
Fidelity® VIP Freedom 2025 Portfolio - Service Class 2	2	1	1
Fidelity® VIP Freedom 2030 Portfolio - Service Class 2	2	2	-
Fidelity® VIP Freedom 2035 Portfolio - Service Class 2	-	-	-
Fidelity® VIP Freedom 2040 Portfolio - Service Class 2	-	-	-
Fidelity® VIP Freedom 2045 Portfolio - Service Class 2	1	-	1
Fidelity® VIP Freedom 2050 Portfolio - Service Class 2	1	1	-
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	4	3	1
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	9	4	5
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	33	18	15

36

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

2013:	Units Issued	Units Redeemed	Net Increase (Decrease)
		(in thousands)

Federated Managed Tail Risk Fund II	20	25	(5)
Federated High Income Bond Fund II	13	14	(1)
Federated Prime Money Fund II	196	226	(30)
MFS® Research Series - Initial Class Shares	22	32	(10)
MFS® Growth Series - Initial Class Shares	27	56	(29)
MFS® Total Return Series - Initial Class Shares	14	25	(11)
MFS® Research Bond Series - Initial Class Shares	20	23	(3)
MFS® Utilities Series - Initial Class Shares	20	45	(25)
MFS® Strategic Income Portfolio - Initial Class Shares	12	15	(3)
American Century VP Capital Appreciation Fund - Class I	14	28	(14)
American Century VP International Fund - Class I	30	35	(5)
American Century VP Value Fund - Class I	41	55	(14)
American Century VP Income & Growth Fund - Class I	19	20	(1)
American Century VP Ultra® Fund - Class I	15	11	4
American Century VP Mid Cap Value Fund - Class I	6	3	3
American Century VP Inflation Protection Fund - Class II	11	6	5
Dreyfus Appreciation Portfolio - Initial Shares	20	35	(15)
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	31	60	(29)
Dreyfus Stock Index Fund, Inc. - Initial Shares	82	136	(54)
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	4	6	(2)
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	8	12	(4)
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	22	32	(10)
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	9	18	(9)
Franklin Global Real Estate Securities Fund - Class 2	29	42	(13)
Franklin Small-Mid Cap Growth Securities Fund - Class 2	10	12	(2)
Templeton Developing Markets Securities Fund - Class 2	31	30	1
Templeton Foreign Securities Fund - Class 2	20	25	(5)
Calamos Growth and Income Portfolio	19	27	(8)
Invesco V.I. American Franchise Fund - Series I Shares	9	20	(11)
Invesco V.I. Technology Fund - Series I Shares	12	29	(17)
Invesco V.I. Core Equity Fund - Series I Shares	23	19	4
Columbia Variable Portfolio - Mid-Cap Growth Opportunity Fund (Class 2)	21	27	(6)
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	13	21	(8)
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	26	26	-
Fidelity® VIP Contrafund Portfolio - Service Class 2	11	11	-
Fidelity® VIP Freedom Income Portfolio - Service Class 2	1	2	(1)
Fidelity® VIP Freedom 2010 Portfolio - Service Class 2	10	1	9
Fidelity® VIP Freedom 2015 Portfolio - Service Class 2	1	5	(4)
Fidelity® VIP Freedom 2020 Portfolio - Service Class 2	4	6	(2)
Fidelity® VIP Freedom 2025 Portfolio - Service Class 2	-	-	-
Fidelity® VIP Freedom 2030 Portfolio - Service Class 2	2	2	-
Fidelity® VIP Freedom 2035 Portfolio - Service Class 2	-	-	-
Fidelity® VIP Freedom 2040 Portfolio - Service Class 2	-	-	-
Fidelity® VIP Freedom 2045 Portfolio - Service Class 2	1	-	1
Fidelity® VIP Freedom 2050 Portfolio - Service Class 2	2	2	-
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	1	2	(1)
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	9	5	4
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	29	8	21

37

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

6.  Financial Highlights

A summary of unit values and units outstanding for variable universal life contracts, net assets, investment income ratios, the expense ratios, and total return ratios, excluding expenses of the underlying funds and expenses charged through the redemption of units, for each of the periods or years in the five-year period ended December 31, 2014 as follows:

	At December 31, 2014					For the Year Ended December 31, 2014

	Units (000's)	Unit Fair Value Lowest to Highest			Net Assets (000's)	Investment a Income Ratio	Expense Ratio b Lowest to Highest	Total Return c Lowest to Highest

Federated Managed Tail Risk Fund II	146	$11.115	to	$20.936	$2,703	1.74%	0.5% to 0.9%	-1.85%	to	-1.46%
Federated High Income Bond Fund II	70	25.098	to	29.007	1,926	5.95	0.5 to 0.9	1.77	to	2.18
Federated Prime Money Fund II	133	11.322	to	13.303	1,719	0.00	0.5 to 0.9	-0.90	to	-0.50
MFS® Research Series - Initial Class Shares	185	19.474	to	34.416	5,889	0.83	0.5 to 0.9	9.21	to	9.65
MFS® Growth Series - Initial Class Shares	281	18.575	to	36.807	9,687	0.10	0.5 to 0.9	7.97	to	8.40
MFS® Total Return Series - Initial Class Shares	119	19.921	to	34.276	3,528	1.85	0.5 to 0.9	7.53	to	7.96
MFS® Research Bond Series - Initial Class Shares	89	19.814	to	24.117	2,061	2.96	0.5 to 0.9	4.90	to	5.32
MFS® Utilities Series - Initial Class Shares	180	31.331	to	68.364	10,382	2.09	0.5 to 0.9	11.72	to	12.17
MFS® Strategic Income Portfolio - Initial Class Shares	50	20.681	to	21.439	1,074	3.24	0.5 to 0.9	2.35	to	2.76
American Century VP Capital Appreciation Fund - Class I	103	24.455	to	32.594	3,169	0.00	0.5 to 0.9	7.17	to	7.60
American Century VP International Fund - Class I	178	15.721	to	25.787	4,198	1.66	0.5 to 0.9	-6.35	to	-5.98
American Century VP Value Fund - Class I	269	18.008	to	25.451	5,320	1.54	0.5 to 0.9	12.07	to	12.52
American Century VP Income & Growth Fund - Class I	114	13.083	to	19.720	1,565	2.04	0.5 to 0.9	11.50	to	11.94
American Century VP Ultra® Fund - Class I	55	21.910	to	22.954	1,233	0.37	0.5 to 0.9	9.01	to	9.44
American Century VP Mid Cap Value Fund - Class I	13	20.676	to	21.406	262	1.20	0.5 to 0.9	15.38	to	15.84
American Century VP Inflation Protection Fund - Class II	41	14.146	to	14.820	584	1.33	0.5 to 0.9	2.37	to	2.79
Dreyfus Appreciation Portfolio - Initial Shares	177	18.760	to	26.744	4,508	1.83	0.5 to 0.9	7.12	to	7.55
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	269	16.715	to	23.447	5,897	0.00	0.5 to 0.9	0.68	to	1.09
Dreyfus Stock Index Fund, Inc. - Initial Shares	706	19.192	to	27.604	18,502	1.75	0.5 to 0.9	12.41	to	12.86
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	21	16.021	to	50.793	887	1.05	0.5 to 0.9	12.44	to	12.89
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	44	18.945	to	29.878	1,181	0.92	0.5 to 0.9	12.88	to	13.33
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	119	24.847	to	36.251	3,670	0.14	0.5 to 0.9	8.61	to	9.05
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	59	33.745	to	35.353	2,026	0.77	0.5 to 0.9	14.08	to	14.53
Franklin Global Real Estate VIP Fund - Class 2	113	22.684	to	24.568	2,627	0.45	0.5 to 0.9	13.98	to	14.44
Franklin Small-Mid Cap Growth VIP Fund - Class 2	56	13.272	to	19.598	810	0.00	0.5 to 0.9	6.51	to	6.94
Templeton Developing Markets VIP Fund - Class 2	78	22.414	to	28.587	1,898	1.52	0.5 to 0.9	-9.21	to	-8.85
Templeton Foreign VIP Fund - Class 2	112	16.827	to	33.186	2,775	1.84	0.5 to 0.9	-11.93	to	-11.58
Calamos Growth and Income Portfolio	149	21.678	to	27.012	3,655	0.97	0.5 to 0.9	5.89	to	6.31
Invesco V.I. American Franchise Fund - Series I Shares	71	7.196	to	12.951	551	0.04	0.5 to 0.9	7.46	to	7.90
Invesco V.I. Technology Fund - Series I Shares	80	4.464	to	12.654	423	0.00	0.5 to 0.9	10.04	to	10.50
Invesco V.I. Core Equity Fund - Series I Shares	109	12.200	to	15.993	1,451	0.86	0.5 to 0.9	7.18	to	7.61
Columbia Variable Portfolio - Mid-Cap Growth Opportunity Fund (Class 2)	124	11.492	to	16.141	1,548	0.00	0.5 to 0.9	6.18	to	6.61
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	95	16.250	to	24.056	1,643	0.00	0.5 to 0.9	24.00	to	24.50
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	70	30.230	to	31.671	2,152	0.00	0.5 to 0.9	4.84	to	5.26
Fidelity® VIP Contrafund® Portfolio - Service Class 2	53	15.607	to	16.094	839	0.74	0.5 to 0.9	10.65	to	11.10
Fidelity® VIP Freedom Income Portfolio - Service Class 2	5	12.388	to	12.774	57	1.27	0.5 to 0.9	2.61	to	3.02
Fidelity® VIP Freedom 2010 Portfolio - Service Class 2	10	13.234	to	13.647	138	1.41	0.5 to 0.9	3.28	to	3.69
Fidelity® VIP Freedom 2015 Portfolio - Service Class 2	3	13.182	to	13.593	40	1.33	0.5 to 0.9	3.52	to	3.93
Fidelity® VIP Freedom 2020 Portfolio - Service Class 2	11	12.949	to	13.353	142	1.44	0.5 to 0.9	3.66	to	4.08
Fidelity® VIP Freedom 2025 Portfolio - Service Class 2	11	13.452	to	13.871	150	1.53	0.5 to 0.9	3.92	to	4.33
Fidelity® VIP Freedom 2030 Portfolio - Service Class 2	12	13.023	to	13.429	154	1.30	0.5 to 0.9	3.81	to	4.22
Fidelity® VIP Freedom 2035 Portfolio - Service Class 2	1	15.069	to	15.353	13	0.81	0.5 to 0.9	3.71	to	4.13
Fidelity® VIP Freedom 2040 Portfolio - Service Class 2	1	15.138	to	15.424	15	1.46	0.5 to 0.9	3.76	to	4.17
Fidelity® VIP Freedom 2045 Portfolio - Service Class 2	2	15.230	to	15.517	30	2.67	0.5 to 0.9	3.74	to	4.15
Fidelity® VIP Freedom 2050 Portfolio - Service Class 2	2	15.264	to	15.552	38	1.20	0.5 to 0.9	3.77	to	4.19
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	3	11.172	to	11.292	33	1.00	0.5 to 0.9	2.14	to	2.55
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	49	11.597	to	11.721	573	0.99	0.5 to 0.9	1.89	to	2.30
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	44	11.753	to	11.879	519	0.75	0.5 to 0.9	0.40	to	0.81

a   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

b  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

c  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

38

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

	At December 31, 2013					For the Year Ended December 31, 2013

	Units (000's)	Unit Fair Value Lowest to Highest			Net Assets (000's)	Investment a Income Ratio	Expense Ratio b Lowest to Highest	Total Return c Lowest to Highest

Federated Managed Tail Risk Fund II	159	$11.280	to	$21.331	$3,034	0.98%	0.5% to 0.9%	15.41%	to	15.87%
Federated High Income Bond Fund II	73	24.563	to	28.502	1,992	6.80	0.5 to 0.9	6.03	to	6.45
Federated Prime Money Fund II	148	11.379	to	13.424	1,935	0.00	0.5 to 0.9	-0.90	to	-0.50
MFS® Research Series - Initial Class Shares	201	17.760	to	31.513	5,903	0.33	0.5 to 0.9	31.10	to	31.63
MFS® Growth Series - Initial Class Shares	306	17.135	to	34.090	9,778	0.23	0.5 to 0.9	35.63	to	36.17
MFS® Total Return Series - Initial Class Shares	130	18.453	to	31.877	3,617	1.78	0.5 to 0.9	17.98	to	18.45
MFS® Research Bond Series - Initial Class Shares	88	18.813	to	22.991	1,946	1.20	0.5 to 0.9	-1.92	to	-1.53
MFS® Utilities Series - Initial Class Shares	196	27.931	to	61.190	10,099	2.23	0.5 to 0.9	19.44	to	19.92
MFS® Strategic Income Portfolio - Initial Class Shares	50	20.126	to	20.947	1,049	11.36	0.5 to 0.9	0.59	to	0.99
American Century VP Capital Appreciation Fund - Class I	118	22.727	to	30.330	3,404	0.00	0.5 to 0.9	29.75	to	30.27
American Century VP International Fund - Class I	181	16.720	to	27.537	4,568	1.68	0.5 to 0.9	21.31	to	21.80
American Century VP Value Fund - Class I	285	16.069	to	22.620	5,029	1.66	0.5 to 0.9	30.55	to	31.07
American Century VP Income & Growth Fund - Class I	115	11.734	to	17.617	1,420	2.23	0.5 to 0.9	34.60	to	35.14
American Century VP Ultra® Fund - Class I	58	20.099	to	20.973	1,185	0.51	0.5 to 0.9	35.85	to	36.39
American Century VP Mid Cap Value Fund - Class I	12	17.920	to	18.478	215	1.28	0.5 to 0.9	28.95	to	29.47
American Century VP Inflation Protection Fund - Class II	39	13.818	to	14.418	542	1.64	0.5 to 0.9	-9.30	to	-8.94
Dreyfus Appreciation Portfolio - Initial Shares	200	17.443	to	24.965	4,759	1.95	0.5 to 0.9	20.02	to	20.50
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	297	16.535	to	23.288	6,499	0.00	0.5 to 0.9	47.22	to	47.81
Dreyfus Stock Index Fund, Inc. - Initial Shares	751	17.006	to	24.557	17,529	1.84	0.5 to 0.9	30.84	to	31.37
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	25	14.192	to	45.050	925	1.25	0.5 to 0.9	33.14	to	33.67
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	46	16.716	to	26.396	1,108	1.27	0.5 to 0.9	35.00	to	35.54
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	122	22.785	to	33.285	3,458	0.57	0.5 to 0.9	41.02	to	41.59
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	61	29.581	to	30.867	1,834	1.08	0.5 to 0.9	31.12	to	31.64
Franklin Global Real Estate Securities Fund - Class 2	118	19.822	to	21.495	2,410	4.41	0.5 to 0.9	1.40	to	1.81
Franklin Small-Mid Cap Growth Securities Fund - Class 2	63	12.461	to	18.327	839	0.00	0.5 to 0.9	36.92	to	37.47
Templeton Developing Markets Securities Fund - Class 2	78	24.688	to	31.361	2,069	2.03	0.5 to 0.9	-1.81	to	-1.42
Templeton Foreign Securities Fund - Class 2	106	19.030	to	37.576	2,990	2.39	0.5 to 0.9	21.87	to	22.36
Calamos Growth and Income Portfolio	161	20.391	to	25.440	3,725	1.10	0.5 to 0.9	15.35	to	15.82
Invesco V.I. American Franchise Fund - Series I Shares	72	6.696	to	12.003	529	0.42	0.5 to 0.9	38.88	to	39.44
Invesco V.I. Technology Fund - Series I Shares	86	4.057	to	11.451	408	0.00	0.5 to 0.9	24.02	to	24.52
Invesco V.I. Core Equity Fund - Series I Shares	116	11.383	to	14.862	1,452	1.43	0.5 to 0.9	28.09	to	28.60
Columbia Variable Portfolio - Mid-Cap Growth Opportunity Fund (Class 2)	139	10.823	to	15.140	1,627	0.00	0.5 to 0.9	29.71	to	30.23
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	105	13.105	to	19.323	1,464	0.00	0.5 to 0.9	24.36	to	24.85
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	70	28.835	to	30.089	2,062	0.00	0.5 to 0.9	46.89	to	47.48
Fidelity® VIP Contrafund® Portfolio - Service Class 2	55	14.105	to	14.486	783	0.86	0.5 to 0.9	29.78	to	30.30
Fidelity® VIP Freedom Income Portfolio - Service Class 2	5	12.073	to	12.399	56	1.19	0.5 to 0.9	4.27	to	4.68
Fidelity® VIP Freedom 2010 Portfolio - Service Class 2	11	12.814	to	13.161	138	1.72	0.5 to 0.9	12.18	to	12.63
Fidelity® VIP Freedom 2015 Portfolio - Service Class 2	4	12.734	to	13.079	45	0.82	0.5 to 0.9	13.08	to	13.54
Fidelity® VIP Freedom 2020 Portfolio - Service Class 2	11	12.492	to	12.830	138	1.47	0.5 to 0.9	14.60	to	15.06
Fidelity® VIP Freedom 2025 Portfolio - Service Class 2	10	12.945	to	13.295	128	1.65	0.5 to 0.9	18.64	to	19.12
Fidelity® VIP Freedom 2030 Portfolio - Service Class 2	12	12.545	to	12.885	156	1.59	0.5 to 0.9	20.32	to	20.80
Fidelity® VIP Freedom 2035 Portfolio - Service Class 2	1	14.530	to	14.744	19	1.60	0.5 to 0.9	23.38	to	23.88
Fidelity® VIP Freedom 2040 Portfolio - Service Class 2	1	14.590	to	14.806	12	1.64	0.5 to 0.9	23.87	to	24.36
Fidelity® VIP Freedom 2045 Portfolio - Service Class 2	1	14.681	to	14.898	9	1.77	0.5 to 0.9	24.64	to	25.14
Fidelity® VIP Freedom 2050 Portfolio - Service Class 2	2	14.709	to	14.926	34	1.42	0.5 to 0.9	25.00	to	25.50
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	2	10.938	to	11.011	19	0.84	0.5 to 0.9	6.96	to	7.39
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	44	11.382	to	11.458	501	0.81	0.5 to 0.9	11.39	to	11.83
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	29	11.706	to	11.784	344	1.13	0.5 to 0.9	14.92	to	15.38

a   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

b  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

c  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

39

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

	At December 31, 2012					For the Year Ended December 31, 2012

	Units (000's)	Unit Fair Value Lowest to Highest			Net Assets (000's)	Investment a Income Ratio	Expense Ratio b Lowest to Highest	Total Return c Lowest to Highest

Federated Capital Appreciation Fund II	164	$9.735	to	$18.483	$2,717	0.55%	0.5% to 0.9%	9.18%	to	9.62%
Federated High Income Bond Fund II	74	23.074	to	26.881	1,904	7.47	0.5 to 0.9	13.66	to	14.12
Federated Prime Money Fund II	178	11.436	to	13.545	2,316	0.00	0.5 to 0.9	-0.90	to	-0.50
MFS® Research Series	211	13.493	to	24.037	4,735	0.79	0.5 to 0.9	16.22	to	16.68
MFS® Growth Series	335	12.584	to	25.136	7,839	0.00	0.5 to 0.9	16.33	to	16.80
MFS® Total Return Series	141	15.578	to	27.019	3,345	2.74	0.5 to 0.9	10.25	to	10.70
MFS® Research Bond Series	91	19.105	to	23.441	2,048	2.70	0.5 to 0.9	6.38	to	6.81
MFS® Strategic Income Series	53	19.928	to	20.824	1,091	5.68	0.5 to 0.9	9.87	to	10.31
MFS® Utilities Series	221	23.292	to	51.232	9,433	6.68	0.5 to 0.9	12.46	to	12.91
American Century VP Capital Appreciation Fund	132	17.446	to	23.311	2,941	0.00	0.5 to 0.9	14.96	to	15.42
American Century VP International Fund	186	13.727	to	22.699	3,843	0.85	0.5 to 0.9	20.07	to	20.55
American Century VP Value Fund	299	12.309	to	17.258	4,025	1.92	0.5 to 0.9	13.54	to	14.00
American Century VP Income & Growth Fund	116	8.717	to	13.036	1,069	2.10	0.5 to 0.9	13.71	to	14.17
American Century VP Ultra® Fund	54	14.795	to	15.377	815	0.00	0.5 to 0.9	12.90	to	13.35
American Century VP Mid Cap Value Fund	9	13.897	to	14.273	119	2.02	0.5 to 0.9	15.28	to	15.74
American Century VP Inflation Protection Fund (Class II)	34	15.234	to	15.833	532	2.18	0.5 to 0.9	6.42	to	6.85
Dreyfus Appreciation Portfolio	215	14.475	to	20.801	4,281	3.65	0.5 to 0.9	9.44	to	9.88
Dreyfus Opportunistic Small Cap Portfolio	326	11.187	to	15.819	4,857	0.00	0.5 to 0.9	19.48	to	19.96
Dreyfus Stock Index Fund, Inc.	805	12.945	to	18.768	14,313	2.04	0.5 to 0.9	14.70	to	15.16
The Dreyfus Socially Responsible Growth Fund, Inc.	27	10.617	to	33.744	757	0.83	0.5 to 0.9	10.97	to	11.41
JPMorgan Insurance Trust U.S. Equity Portfolio	50	12.333	to	19.499	884	1.54	0.5 to 0.9	16.59	to	17.06
JPMorgan Insurance Trust Small Cap Core Portfolio	132	16.093	to	23.538	2,609	0.20	0.5 to 0.9	18.65	to	19.13
JPMorgan Insurance Trust Mid Cap Value Portfolio	70	22.561	to	23.448	1,610	1.05	0.5 to 0.9	19.29	to	19.77
Franklin Global Real Estate Securities Fund (Class II)	131	19.470	to	21.140	2,639	0.00	0.5 to 0.9	26.26	to	26.77
Franklin Small-Mid Cap Growth Securities Fund (Class II)	65	9.101	to	13.332	634	0.00	0.5 to 0.9	9.85	to	10.30
Templeton Developing Markets Securities Fund (Class II)	77	25.143	to	31.812	2,076	1.40	0.5 to 0.9	12.14	to	12.59
Templeton Foreign Securities Fund (Class II)	111	15.553	to	30.749	2,535	3.06	0.5 to 0.9	17.17	to	17.64
Calamos Growth and Income Portfolio	169	17.606	to	21.993	3,396	2.01	0.5 to 0.9	7.45	to	7.89
Invesco Van Kampen V.I. American Franchise Fund	83	4.821	to	8.608	450	0.00	0.5 to 0.9	11.55	to	12.00
Invesco V.I. Technology Fund (Series I)	103	3.271	to	9.197	413	0.00	0.5 to 0.9	10.28	to	10.72
Invesco V.I. Core Equity Fund (Series I)	112	8.887	to	11.557	1,098	0.97	0.5 to 0.9	12.86	to	13.31
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class II)	147	8.344	to	11.626	1,320	0.00	0.5 to 0.9	10.21	to	10.66
Columbia Variable Portfolio - Seligman Global Technology Fund (Class II)	111	10.538	to	15.477	1,257	0.00	0.5 to 0.9	6.07	to	6.49
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class II)	70	19.630	to	20.402	1,395	0.00	0.5 to 0.9	16.65	to	17.12
Fidelity® VIP Contrafund® Portfolio	55	10.868	to	11.118	599	1.12	0.5 to 0.9	15.09	to	15.56
Fidelity® VIP Freedom Funds - Income	6	11.579	to	11.844	65	0.71	0.5 to 0.9	5.30	to	5.73
Fidelity® VIP Freedom Funds - 2010	2	11.423	to	11.685	18	1.81	0.5 to 0.9	10.58	to	11.02
Fidelity® VIP Freedom Funds - 2015	8	11.261	to	11.519	92	1.36	0.5 to 0.9	10.90	to	11.34
Fidelity® VIP Freedom Funds - 2020	13	10.901	to	11.151	140	1.48	0.5 to 0.9	12.05	to	12.50
Fidelity® VIP Freedom Funds - 2025	10	10.911	to	11.162	111	1.62	0.5 to 0.9	13.76	to	14.22
Fidelity® VIP Freedom Funds - 2030	12	10.427	to	10.666	130	1.92	0.5 to 0.9	14.14	to	14.60
Fidelity® VIP Freedom Funds - 2035	1	11.776	to	11.902	14	4.37	0.5 to 0.9	15.56	to	16.03
Fidelity® VIP Freedom Funds - 2040	1	11.779	to	11.905	7	16.76	0.5 to 0.9	15.59	to	16.06
Fidelity® VIP Freedom Funds - 2045	-	11.779	to	11.905	5	2.23	0.5 to 0.9	15.96	to	16.43
Fidelity® VIP Freedom Funds - 2050	2	11.767	to	11.893	21	3.04	0.5 to 0.9	16.32	to	16.79
TOPS® Protected Balanced ETF Portfolio - Class 2 d	3	10.226	to	10.253	31	0.14	0.5 to 0.9	2.26	to	2.53
TOPS® Protected Moderate Growth ETF Portfolio - Class 2 d	40	10.219	to	10.246	404	0.05	0.5 to 0.9	2.19	to	2.46
TOPS® Protected Growth ETF Portfolio - Class 2 d	8	10.186	to	10.213	82	0.06	0.5 to 0.9	1.86	to	2.13

a   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

b  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

c  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

d This portfolio was added effective May 1, 2012.

40

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

	At December 31, 2011					For the Year Ended December 31, 2011

	Units (000's)	Unit Fair Value Lowest to Highest			Net Assets (000's)	Investment a Income Ratio	Expense Ratio b Lowest to Highest	Total Return c Lowest to Highest

Federated Capital Appreciation Fund II	177	$8.880	to	$16.929	$2,676	0.72%	0.5% to 0.9%	-6.14%	to	-5.76%
Federated High Income Bond Fund II	77	20.219	to	23.649	1,728	8.87	0.5 to 0.9	4.23	to	4.64
Federated Prime Money Fund II	224	11.493	to	13.668	2,939	0.00	0.5 to 0.9	-0.89	to	-0.50
MFS® Research Series	225	11.564	to	20.683	4,361	0.86	0.5 to 0.9	-1.34	to	-0.95
MFS® Growth Series	369	10.774	to	21.607	7,454	0.19	0.5 to 0.9	-1.22	to	-0.82
MFS® Total Return Series	153	14.072	to	24.506	3,322	2.61	0.5 to 0.9	0.86	to	1.27
MFS® Research Bond Series	91	17.886	to	22.035	1,918	2.59	0.5 to 0.9	5.79	to	6.22
MFS® Strategic Income Series	50	18.066	to	18.954	941	5.17	0.5 to 0.9	3.80	to	4.22
MFS® Utilities Series	240	20.628	to	45.555	9,181	3.20	0.5 to 0.9	5.83	to	6.25
American Century VP Capital Appreciation Fund	148	15.116	to	20.222	2,864	0.00	0.5 to 0.9	-7.34	to	-6.97
American Century VP International Fund	197	11.387	to	18.905	3,388	1.39	0.5 to 0.9	-12.83	to	-12.48
American Century VP Value Fund	321	10.841	to	15.138	3,788	2.04	0.5 to 0.9	0.11	to	0.51
American Century VP Income & Growth Fund	127	7.666	to	11.418	1,030	1.58	0.5 to 0.9	2.19	to	2.60
American Century VP Ultra® Fund	52	13.105	to	13.566	698	0.00	0.5 to 0.9	0.16	to	0.56
American Century VP Mid Cap Value Fund	9	12.055	to	12.331	108	1.36	0.5 to 0.9	-1.58	to	-1.19
American Century VP Inflation Protection Fund (Class II)	55	14.315	to	14.818	792	4.06	0.5 to 0.9	10.75	to	11.19
Dreyfus Appreciation Portfolio	232	13.174	to	19.008	4,210	1.67	0.5 to 0.9	8.04	to	8.47
Dreyfus Opportunistic Small Cap Portfolio	358	9.326	to	13.240	4,475	0.40	0.5 to 0.9	-14.62	to	-14.27
Dreyfus Stock Index Fund, Inc.	858	11.241	to	16.363	13,323	1.83	0.5 to 0.9	0.97	to	1.37
The Dreyfus Socially Responsible Growth Fund, Inc.	32	9.530	to	30.325	806	0.90	0.5 to 0.9	0.00	to	0.40
JPMorgan Insurance Trust U.S. Equity Portfolio	62	10.536	to	16.679	921	1.20	0.5 to 0.9	-2.74	to	-2.36
JPMorgan Insurance Trust Small Cap Core Portfolio	139	13.509	to	19.784	2,311	0.12	0.5 to 0.9	-5.62	to	-5.25
JPMorgan Insurance Trust Mid Cap Value Portfolio	74	18.913	to	19.577	1,411	1.31	0.5 to 0.9	1.25	to	1.65
Franklin Global Real Estate Securities Fund (Class II)	123	15.358	to	16.696	1,969	7.86	0.5 to 0.9	-6.50	to	-6.12
Franklin Small-Mid Cap Growth Securities Fund (Class II)	73	8.285	to	12.088	646	0.00	0.5 to 0.9	-5.68	to	-5.30
Templeton Developing Markets Securities Fund (Class II)	84	22.421	to	28.253	2,008	0.96	0.5 to 0.9	-16.61	to	-16.27
Templeton Foreign Securities Fund (Class II)	119	13.220	to	26.171	2,373	1.73	0.5 to 0.9	-11.43	to	-11.08
Calamos Growth and Income Portfolio	179	16.319	to	20.411	3,359	1.48	0.5 to 0.9	-2.75	to	-2.36
Invesco V.I. Capital Appreciation Fund (Series I)	90	4.322	to	7.686	436	0.15	0.5 to 0.9	-8.73	to	-8.37
Invesco V.I. Technology Fund (Series I)	111	2.966	to	8.306	400	0.17	0.5 to 0.9	-5.90	to	-5.53
Invesco V.I. Core Equity Fund (Series I)	115	7.875	to	10.199	995	0.98	0.5 to 0.9	-0.96	to	-0.56
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class II)	159	7.571	to	10.506	1,280	0.00	0.5 to 0.9	-6.13	to	-5.75
Columbia Variable Portfolio - Seligman Global Technology Fund (Class II)	119	9.936	to	14.533	1,269	0.00	0.5 to 0.9	-5.36	to	-4.98
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class II)	69	16.828	to	17.419	1,177	0.00	0.5 to 0.9	-9.84	to	-9.48
Fidelity® VIP Contrafund® Portfolio	58	9.443	to	9.621	549	0.89	0.5 to 0.9	-3.65	to	-3.27
Fidelity® VIP Freedom Funds - Income	11	10.996	to	11.203	120	1.51	0.5 to 0.9	0.48	to	0.88
Fidelity® VIP Freedom Funds - 2010	1	10.330	to	10.525	15	1.81	0.5 to 0.9	-1.32	to	-0.92
Fidelity® VIP Freedom Funds - 2015	11	10.154	to	10.346	112	2.07	0.5 to 0.9	-1.41	to	-1.01
Fidelity® VIP Freedom Funds - 2020	16	9.728	to	9.912	154	1.96	0.5 to 0.9	-2.12	to	-1.73
Fidelity® VIP Freedom Funds - 2025	11	9.591	to	9.772	109	1.83	0.5 to 0.9	-3.22	to	-2.83
Fidelity® VIP Freedom Funds - 2030	12	9.135	to	9.307	112	2.07	0.5 to 0.9	-3.70	to	-3.31
Fidelity® VIP Freedom Funds - 2035	-	10.190	to	10.258	4	-	0.5 to 0.9	-5.10	to	-4.72
Fidelity® VIP Freedom Funds - 2040	-	10.190	to	10.258	-	-	0.5 to 0.9	-5.17	to	-4.79
Fidelity® VIP Freedom Funds - 2045	-	10.157	to	10.225	3	2.28	0.5 to 0.9	-5.49	to	-5.12
Fidelity® VIP Freedom Funds - 2050	-	10.116	to	10.184	3	1.93	0.5 to 0.9	-6.00	to	-5.63

a   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

b  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

c  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.  As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

41

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

	At December 31, 2010					For the Year Ended December 31, 2010

	Units (000's)	Unit Fair Value Lowest to Highest			Net Assets (000's)	Investment a Income Ratio	Expense Ratio b Lowest to Highest	Total Return c Lowest to Highest

Federated Capital Appreciation Fund II	187	$9.423	to	$18.036	$3,014	1.99%	0.5% to 0.9%	12.02%	to	12.47%
Federated High Income Bond Fund II	82	19.321	to	22.690	1,774	7.88	0.5 to 0.9	13.70	to	14.16
Federated Prime Money Fund II	230	11.551	to	13.791	3,010	0.00	0.5 to 0.9	-0.89	to	-0.50
MFS® Research Series	246	11.674	to	20.964	4,839	0.92	0.5 to 0.9	14.86	to	15.32
MFS® Growth Series	398	10.863	to	21.873	8,118	0.12	0.5 to 0.9	14.30	to	14.76
MFS® Total Return Series	165	13.897	to	24.297	3,544	2.75	0.5 to 0.9	8.94	to	9.38
MFS® Research Bond Series	108	16.840	to	20.828	2,136	3.00	0.5 to 0.9	6.50	to	6.93
MFS® Strategic Income Series	60	17.335	to	18.260	1,088	4.28	0.5 to 0.9	9.12	to	9.56
MFS® Utilities Series	261	19.414	to	43.045	9,419	3.27	0.5 to 0.9	12.79	to	13.24
American Century VP Capital Appreciation Fund	162	16.248	to	21.786	3,410	0.00	0.5 to 0.9	30.12	to	30.64
American Century VP International Fund	199	13.011	to	21.686	3,900	2.32	0.5 to 0.9	12.28	to	12.73
American Century VP Value Fund	341	10.829	to	15.061	4,004	2.23	0.5 to 0.9	12.41	to	12.86
American Century VP Income & Growth Fund	131	7.502	to	11.129	1,036	1.51	0.5 to 0.9	13.12	to	13.58
American Century VP Ultra® Fund	55	13.084	to	13.490	729	0.51	0.5 to 0.9	15.04	to	15.51
American Century VP Mid Cap Value Fund	8	12.248	to	12.479	104	2.45	0.5 to 0.9	18.18	to	18.66
American Century VP Inflation Protection Fund (Class II)	42	12.926	to	13.327	545	1.65	0.5 to 0.9	4.18	to	4.60
Dreyfus Appreciation Portfolio	246	12.146	to	17.594	4,153	2.16	0.5 to 0.9	14.28	to	14.74
Dreyfus Opportunistic Small Cap Portfolio	379	10.878	to	15.506	5,555	0.73	0.5 to 0.9	29.97	to	30.49
Dreyfus Stock Index Fund, Inc.	906	11.089	to	16.206	13,934	1.82	0.5 to 0.9	13.81	to	14.27
The Dreyfus Socially Responsible Growth Fund, Inc.	33	9.492	to	30.242	836	0.86	0.5 to 0.9	13.79	to	14.24
JPMorgan Insurance Trust U.S. Equity Portfolio	63	10.790	to	17.103	967	0.93	0.5 to 0.9	12.56	to	13.01
JPMorgan Insurance Trust Small Cap Core Portfolio	135	14.257	to	20.905	2,391	0.00	0.5 to 0.9	25.99	to	26.49
JPMorgan Insurance Trust Mid Cap Value Portfolio	80	18.679	to	19.259	1,501	1.17	0.5 to 0.9	22.35	to	22.84
Franklin Global Real Estate Securities Fund (Class II)	129	16.360	to	17.807	2,201	2.75	0.5 to 0.9	19.89	to	20.37
Franklin Small-Mid Cap Growth Securities Fund (Class II)	64	8.784	to	12.765	598	0.00	0.5 to 0.9	26.48	to	26.99
Templeton Developing Markets Securities Fund (Class II)	84	26.886	to	33.745	2,394	1.63	0.5 to 0.9	16.53	to	17.00
Templeton Foreign Securities Fund (Class II)	117	14.867	to	29.468	2,661	1.91	0.5 to 0.9	7.43	to	7.87
Calamos Growth and Income Portfolio	182	16.714	to	20.931	3,529	2.04	0.5 to 0.9	10.59	to	11.03
Invesco V.I. Capital Appreciation Fund (Series I)	89	4.735	to	8.388	470	0.75	0.5 to 0.9	14.45	to	14.91
Invesco V.I. Technology Fund (Series I)	98	3.152	to	8.792	371	0.00	0.5 to 0.9	20.22	to	20.70
Invesco V.I. Core Equity Fund (Series I)	123	7.951	to	10.257	1,071	0.98	0.5 to 0.9	8.57	to	9.01
Seligman Capital Portfolio (Class II)	162	8.065	to	11.148	1,395	0.00	0.5 to 0.9	26.92	to	27.42
Seligman Communications and Information Portfolio (Class II)	129	10.498	to	15.295	1,437	0.00	0.5 to 0.9	13.76	to	14.22
Seligman Smaller-Cap Value Portfolio (Class II)	61	18.665	to	19.244	1,148	0.00	0.5 to 0.9	27.05	to	27.56
Fidelity® VIP Contrafund® Portfolio	43	9.801	to	9.946	427	1.22	0.5 to 0.9	15.88	to	16.34
Fidelity® VIP Freedom Funds - Income	21	10.943	to	11.105	226	3.09	0.5 to 0.9	6.29	to	6.72
Fidelity® VIP Freedom Funds - 2010	2	10.468	to	10.623	16	2.66	0.5 to 0.9	11.54	to	11.98
Fidelity® VIP Freedom Funds - 2015	8	10.299	to	10.452	87	2.58	0.5 to 0.9	11.78	to	12.22
Fidelity® VIP Freedom Funds - 2020	15	9.940	to	10.087	154	1.97	0.5 to 0.9	13.30	to	13.76
Fidelity® VIP Freedom Funds - 2025	11	9.910	to	10.057	115	2.06	0.5 to 0.9	14.44	to	14.89
Fidelity® VIP Freedom Funds - 2030	10	9.485	to	9.626	96	1.93	0.5 to 0.9	14.85	to	15.31
Fidelity® VIP Freedom Funds - 2035 d	-	10.738	to	10.767	-	0.00	0.5 to 0.9	7.38	to	7.67
Fidelity® VIP Freedom Funds - 2040 d	-	10.745	to	10.774	-	0.00	0.5 to 0.9	7.45	to	7.74
Fidelity® VIP Freedom Funds - 2045 d	-	10.748	to	10.777	2	1.58	0.5 to 0.9	7.48	to	7.77
Fidelity® VIP Freedom Funds - 2050 d	-	10.762	to	10.791	2	1.46	0.5 to 0.9	7.62	to	7.91

a   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

b  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

c  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

d This fund was added effective May 1, 2010.

42

Report of Independent Registered Public Accounting Firm

The Contract Owners
Kansas City Life Variable Life Separate Account
and
The Board of Directors and Stockholders
Kansas City Life Insurance Company:

We have audited the accompanying statement of net assets of Kansas City Life Variable Life Separate Account (the Account), including individual subaccounts as listed in note 1 to the financial statements, as of December 31, 2014, and the related statement of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the subaccounts of Kansas City Life Variable Life Separate Account as of December 31, 2014, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods stated above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Kansas City, Missouri
April 30, 2015

PART C

OTHER INFORMATION

Item 26.  Exhibits

(a)  Board of Directors Resolution.

Resolution of the Board of Directors of Kansas City Life Insurance Company establishing the Kansas City Life Variable Life Separate Account. (1)

(b)  Custodian Agreements.

Not Applicable.

(c)  Underwriting Contracts.

(1)	Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (7)

(2)	Amendment to Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (7)

(d)  Contracts.

(1)	Specimen Contract Form. (4)

(2)	Contract Split Option Rider. (2)

(3)	Joint First to Die Term Life Insurance Rider. (2)

(4)	Joint Survivorship Four-Year Term Life Insurance Rider. (2)

(e)  Applications.

Application Form. (1)

(f)  Depositor’s Certificate of Incorporation and By-Laws.

(1)	Articles of Incorporation of Bankers Life Association of Kansas City. (1)

(2)	Restated Articles of Incorporation of Kansas City Life Insurance Company. (1)

(3)	By-Laws of Kansas City Life Insurance Company. (1)

(g)  Reinsurance Contracts. (5)

(h)  Participation Agreements.

(1)	Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (7)

a.	Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (7)

b.	Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (7)

(2)	Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (7)

1

a.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (7)

b.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (7)

c.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (7)

d.	Novation Agreement between American Century Investment Services, Inc., American Century Services, LLC., and Kansas City Life Insurance Company. (8)

(3)	Amended and Restated Participation Agreement between Calmos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (7)

a.	Amendment to Amended and Restated Participation Agreement between Calmos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (7)

(4)
Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (7)

a.
Amendment to Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (7)

b.
Amendment to Fund Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (9)

(5)	Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company. (8)

a.	Amendment to Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company. (8)

(6)	Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (7)

a.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (7)

b.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (7)

c.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (8)

(7)	Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (8)

a.
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (9)

b.
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (11)

(8)
Participation Agreement between Kansas City Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J. P. Morgan Investment Management Inc., and JPMorgan Funds Management, Inc. (7)

2

(9)	Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (7)

a.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (7)

b.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (7)

c.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (7)

d.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (7)

(10)	Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (7)

a.	Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (7)

b.	Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (7)

c.
Assignment and Assumption Agreement between Kansas City Life Insurance Company (“Kansas City Life”), Seligman Portfolios, Inc., Columbia Management Investment Advisers, LLC (formerly named RiverSource Investments, LLC, and successor to Seligman Advisors, Inc.) (“Columbia”), and Columbia Funds Variable Insurance Trust. (9)

d.
Assignment and Assumption Agreement between Kansas City Life Insurance Company (“Kansas City Life”), Columbia Management Investment Advisers, LLC (formerly named RiverSource Investments, LLC, and successor to Seligman Advisors, Inc.) (“Columbia”), Seligman Portfolios, Inc. and RiverSource Variable Series Trust. (9)

(11)	Participation Agreement between Northern Lights Variable Trust and Kansas City Life Insurance Company. (10)

(i)  Administrative Contracts.

(1)	Administrative Services Agreement between Kansas City Life Insurance Company and A I M Advisors, Inc. (7)

(2)	Administrative Services Agreement between Calamos Asset Management, Inc. and Kansas City Life Insurance Company. (7)

(3)	Administrative Agreement between Federated Securities Corp. and Kansas City Life Insurance Company. (7)

(j)  Other Material Contracts.

(1)	Rule 22c-2 Agreement between AIM Investment Services, Inc. and Kansas City Life Insurance Company dated June 2, 2006. (6)

(2)	Rule 22c-2 Agreement between American Century Investment Services, Inc. and Kansas City Life Insurance Company dated June 28, 2006. (6)

(3)	Rule 22c-2 Agreement between Calamos Financial Services, LLC. and Kansas City Life Insurance Company dated April 16, 2007. (6)

(4)	Rule 22c-2 Agreement between Dreyfus Service Corporation and Kansas City Life Insurance Company dated September 19, 2006. (6)

(5)	Rule 22c-2 Agreement between MFS Fund Distributors, Inc.("MFD") and Kansas City Life Insurance Company dated September 19, 2006. (6)

3

(6)	Rule 22c-2 Agreement between Seligman Group of Funds and Kansas City Life Insurance Company dated April 3, 2007. (6)

(7)	Supplemental Payment Agreement between Kansas City Life Insurance Company, JPMorgan Investment Advisors Inc., and J.P. Morgan Investment Management Inc. (7)

(8)	Indemnification Agreement between Massachusetts Financial Services Company and Kansas City Life Insurance Company. (7)

(9)	Shareholder Servicing Agreement between Seligman Advisors, Inc. and Kansas City Life Insurance Company. (7)

(10)	Distribution and Shareholder Services Agreement between Kansas City Life Insurance Company and Northern Lights Variable Trust. (10)

(k)  Legal Opinion.

Opinion and Consent of A. Craig Mason Jr., Esq. as to the legality of the securities being registered (12)

(l)  Actuarial Opinion.

Not Applicable.

(m)  Calculations.

Not Applicable.

(n)  Other Opinions.

(1)	Consent of Sutherland Asbill & Brennan LLP. (12)

(2)	Consent of KPMG LLP. (12)

(o)  Omitted Financial Statements.

Not Applicable.

(p)  Initial Capital Agreements.

Not Applicable.

(q)  Redeemability Exemption.

Memorandum describing issuance, transfer and redemption procedures. (3)

__________

(1)  Incorporated herein by reference to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on August 2, 1995 (File No. 033-95354).

(2)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed on July 15, 1997 (File No. 333-25443).

(3)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 19, 1999 (File No. 033-95354).

4

(4)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on September 17, 2001 (File No. 333-69508).

(5)  Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 28, 2003 (File No. 033-95354).

(6)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 30, 2007 (File No. 033-95354).

(7)  Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 28, 2009 (File No. 333-150926).

(8)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2010 (File No. 333-165116).

(9)  Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 29, 2011 (File No. 033-89984).

(10)  Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2012 (File No. 033-89984).

(11) Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on May 1, 2014 (File No. 033-89984).

(12)  Filed herewith.

Item 27.  Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
Kevin G. Barth	Director
R. Philip Bixby	President, CEO, Chairman of the Board and Director
Walter E. Bixby	Executive Vice President, Vice Chairman of the Board and Director
Nancy Bixby Hudson	Director
William R. Blessing	Director
Michael Braude	Director
James T. Carr	Director
John C. Cozad	Director
Richard L. Finn	Director
David S. Kimmel	Director
Tracy W. Knapp	Senior Vice President, Finance, CFO and Director
Donald E. Krebs	Senior Vice President, Sales and Marketing
David A. Laird	Vice President and Controller
A. Craig Mason Jr.	Senior Vice President, General Counsel and Secretary
Cecil R. Miller	Director
Mark A. Milton	Senior Vice President, Actuary and Director
Robert W. Nagel	Assistant Vice President, Governmental Affairs and Treasurer
Stephen E. Ropp	Senior Vice President, Operations
William A. Schalekamp	Director

* The principal business address for each officer and director is 3520 Broadway, Kansas City, Missouri 64111-2565.

5

Item 28.  Persons Controlled by or Under Common Control with the Depositor or Registrant

Name	Jurisdiction	Percent of Voting Securities Owned
Sunset Life Insurance Company of America	Washington	Ownership of all voting securities by depositor
Sunset Financial Services, Inc.	Washington	Ownership of all voting securities by Sunset Insurance Company of America
KCL Service Company	Missouri	Ownership of all voting securities by depositor
Old American Insurance Company	Missouri	Ownership of all voting securities by depositor
Kansas City Life Financial Group, Inc.	Missouri	Ownership of all voting securities by depositor

Item 29.  Indemnification

The By-Laws of Kansas City Life Insurance Company provide, in part, in Article XII:

1.  The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

2.  The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

3.  To the extent that a Director, Officer or employee of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the action, suit or proceeding.

4.  Any indemnification under sections 1 and 2 of this Article, unless ordered by a court, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, Officer or employee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in this Article. The determination shall be made by the Board of Directors of the Company by a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding, or, if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or by the Stockholders of the Company.

5.  Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of the action, suit or proceeding as authorized by the Board of Directors in the specific case up on

6

receipt of an undertaking by or on behalf of the Director, Officer or employee to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the Company as authorized in this Article.

6.  The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or Bylaws, or any agreement, vote of Stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

7.  The Company shall have the power to give any further indemnity, in addition to the indemnity authorized or contemplated under this Article, including subsection 6, to any person who is or was a Director, Officer, employee or agent of the Company, or to any person who is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, provided such further indemnity is either (i) authorized, directed, or provided for in the Articles of Incorporation of the Company or any duly adopted amendment thereof or (ii) is authorized, directed, or provided for in any bylaw or agreement of the Company which has been adopted by a vote of the Stockholders of the Company, and provided further that no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct . Nothing in this paragraph shall be deemed to limit the power of the Company under subsection 6 of this Bylaw to enact Bylaws or to enter into agreement without Stockholder adoption of the same.

8.  The Company may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Company, or is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Company would have the power to indemnify him or her against such liability under the provisions of this Article.

9.  For the purpose of this Article, references to "the Company" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a Director, Officer, employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would if he or she had served the resulting or surviving corporation in the same capacity.

10.  For purposes of this Article, the term "other enterprise" shall include employee benefit plans; the term "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and the term "serving at the request of the Company" shall include any service as a Director, Officer or employee of the Company which imposes duties on, or involves services by, such Director, Officer or employee with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonable believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Article.

11.  Any Director, Officer or employee of the Company shall be indemnified under this Article for any act taken in good faith and upon reliance upon the books and records of the Company, upon financial statements or other reports prepared by the Officers of the Company, or on financial statements prepared by the Company's independent accountants, or on information or documents prepared or provided by legal counsel to the Company.

12.  To the extent that the indemnification of Officers, Directors or employees as permitted under section 351.355 (as amended or superseded) of The General and Business Corporation Law of Missouri, as in effect from time to time, provides for greater indemnification of those individuals than the provisions of this Article XII, then the Company shall indemnify its Directors, Officers, employees as provided in and to the full extent allowed by section 351.355.

13.  The indemnification provided by this Article shall continue as to a person who has ceased to be a Director or Officer of the Company and shall inure to the benefit of the heirs, executors, and administrators of such a person. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Company and the person who serves in such capacity at any time while these Bylaws and other relevant provisions of the applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

7

14.  If this Article or any portion or provision hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each person entitled to indemnification pursuant too this Article to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or to the fullest extent provided by any other applicable law.

Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.

Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.  Principal Underwriter

(a)  Other Activity.

In addition to Kansas City Life Variable Life Separate Account, Sunset Financial Services, Inc. is the principal underwriter for policies offered by Kansas City Life Insurance Company through Kansas City Life Variable Annuity Separate Account.

(b)  Management.

The directors and principal officers of Sunset Financial Services, Inc. are as follows:

Name and Principal Business Address*	Positions and Offices with Sunset Financial Services, Inc.
R. Philip Bixby	Chairman of the Board and Director
Walter E. Bixby	Director
Janice L. Brandt	Assistant Vice President
Susanna J. Denney	Vice President
Tracy W. Knapp	Director
Donald E. Krebs	Director
David A. Laird	Treasurer
A. Craig Mason Jr.	Secretary and Director
Mark A. Milton	Director
Kelly T. Ullom	Executive Officer/Vice President

* The Principal business address of all of the persons listed above is P.O. Box 219365, Kansas City, Missouri, 64121-9365.

8

(c)  Compensation from the Registrant.

The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Sunset Financial Services, Inc.	$2,358,409.00	None	N/A	N/A

Item 31.  Location of Accounts and Records

All of the accounts, books, records or other documents required to be kept by section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Kansas City Life Insurance Company at 3520 Broadway, Kansas City, Missouri 64111-2565.

Item 32.  Management Services

All management contracts are discussed in Part A or Part B.

Item 33.  Fee Representation

Kansas City Life Insurance Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Kansas City Life Insurance Company.

9

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Kansas City Life Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Securities Act Rule 485(b) and has duly caused this Post-Effective Amendment No. 15 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Kansas City and the State of Missouri on the 27th day of April, 2015.

Kansas City Life Variable Life Separate Account
(Registrant)

(SEAL)	By: /s/ R. Philip Bixby R. Philip Bixby, President, CEO, Chairman of the Board and Director

Kansas City Life Insurance Company
(Depositor)

Attest: /s/ A. Craig Mason Jr. A. Craig Mason Jr., Secretary	By: /s/ R. Philip Bixby R. Philip Bixby, President, CEO, Chairman of the Board and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 15 to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ R. Philip Bixby R. Philip Bixby	President, CEO, Chairman of the Board and Director (Principal Executive Officer)	April 27, 2015

/s/ Tracy W. Knapp Tracy W. Knapp	Senior Vice President, Finance, CFO and Director (Principal Financial Officer)	April 27, 2015

/s/ David A. Laird David A. Laird	Vice President and Controller (Principal Accounting Officer)	April 27, 2015

/s/ Walter E. Bixby Walter E. Bixby	Vice Chairman of the Board and Director	April 27, 2015

/s/ Kevin G. Barth Kevin G. Barth	Director	April 27, 2015

/s/ Nancy Bixby Hudson Nancy Bixby Hudson	Director	April 27, 2015

/s/ William R. Blessing William R. Blessing	Director	April 27, 2015

/s/ Michael Braude Michael Braude	Director	April 27, 2015

/s/ James T. Carr James T. Carr	Director	April 27, 2015

10

/s/ John C. Cozad John C. Cozad	Director	April 27, 2015

/s/ Richard L. Finn Richard L. Finn	Director	April 27, 2015

/s/ David S. Kimmel David S. Kimmel	Director	April 27, 2015

/s/ Cecil R. Miller Cecil R. Miller	Director	April 27, 2015

/s/ Mark A. Milton Mark A. Milton	Director	April 27, 2015

/s/ William A. Schalekamp William A. Schalekamp	Director	April 27, 2015

11

Exhibit Index

(k)	Opinion and Consent of A. Craig Mason Jr., Esq. as to the legality of the securities being registered.

(n)(1)	Consent of Sutherland Asbill & Brennan LLP.

(n)(2)	Consent of KPMG LLP.

12